As filed with the Securities and Exchange Commission on June 1, 2007
Registration No. 333-141847

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☒           Pre-Effective Amendment No. 1
☐          Post-Effective Amendment No.
ALLIED CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)
1919 Pennsylvania Avenue, N.W.
Washington, D.C. 20006-3434
(202) 721-6100
(Address and Telephone Number, including Area Code, of Principal Executive Offices)
William L. Walton, Chairman and Chief Executive Officer
Allied Capital Corporation
1919 Pennsylvania Avenue, N.W.
Washington, D.C. 20006-3434
(Name and Address of Agent for Service)
Copies of information to:

Cynthia M. Krus, Esq.
Steven B. Boehm, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415
     Approximate Date of Proposed Public Offering:
From time to time after the effective date of the Registration Statement.
      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.   ☒
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Amount of
Title of Securities	Amount Being	Aggregate	Registration
Being Registered	Registered(1)	Principal Amount(2)	Fee(3)

Debt Securities	$1,380,000,000	$1,500,000,000	$42,366

(1)	In reliance upon Rule 429 under the Securities Act of 1933, this amount is in addition to the amount previously registered by the Registrant under a registration statement on Form N-2 (File No. 333-133755). All amounts unsold under the prospectus contained in such prior Registration Statement (a total of $120,000,000) are carried forward into this Registration Statement, and the prospectus contained as a part of this Registration Statement shall be deemed to be combined with the prospectus contained in the above- referenced registration statement, which has previously been filed.

(2)	Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) of the Securities Act of 1933, as amended.

(3)	Previously paid.

      The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS (SUBJECT TO COMPLETION)

ISSUED , 2007

$1,500,000,000

Debt Securities

We may offer, from time to time, up to an aggregate principal amount of $1,500,000,000 of one or more classes or series of debt securities, including notes, debentures, medium-term notes, commercial paper, retail notes or similar obligations evidencing indebtedness in one or more offerings.

The debt securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

We are an internally managed closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing in primarily private middle market companies in a variety of industries. No assurances can be given that we will continue to achieve our objective.

Please read this prospectus, the accompanying prospectus supplement, if any, and the pricing supplement, if any, before investing in our debt securities and keep it for future reference. The prospectus and the accompanying prospectus supplement, if any, and the pricing supplement, if any, will contain important information about us that a prospective investor should know before investing in our debt securities. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1919 Pennsylvania Avenue, N.W., Washington, DC, 20006 or by telephone at (202) 721-6100 or on our website at www.alliedcapital.com. The SEC also maintains a website at www.sec.gov that contains such information.

Our 6.875% Notes due 2047 are traded on the New York Stock Exchange under the symbol “AFC.”

You should review the information set forth under “Risk Factors” on page 9 of this prospectus before investing in our debt securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of our debt securities unless accompanied by a prospectus supplement and, if applicable, a pricing supplement.

June   , 2007

      We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement, if any, or any pricing supplement, if any, to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers; however, the prospectus and any supplements will be updated to reflect any material changes.

ABOUT THIS PROSPECTUS
     This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to $1,500,000,000 in aggregate principal amount of debt securities on the terms to be determined at the time of the offering. The debt securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the debt securities we may offer. Each time we use this prospectus to offer debt securities, we will provide a prospectus supplement and, if applicable, a pricing supplement that will contain specific information about the terms of that offering. Please carefully read this prospectus and any such supplements together with the additional information described under “Where You Can Find Additional Information” in the “Prospectus Summary” and “Risk Factors” sections before you make an investment decision.
     A prospectus supplement and, if applicable, a pricing supplement may also add to, update or change information contained in this prospectus.

(i)

PROSPECTUS SUMMARY
      The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referred to in this prospectus, together with any accompanying supplements.
      In this prospectus or any accompanying prospectus supplement, unless otherwise indicated, “Allied Capital”, “we”, “us” or “our” refer to Allied Capital Corporation and its subsidiaries.
BUSINESS (Page 79)
      We are a business development company in the private equity business and we are internally managed. We provide long-term debt and equity capital to primarily private middle market companies in a variety of industries. We have participated in the private equity business since we were founded in 1958 and have financed thousands of companies nationwide. Our investment objective is to achieve current income and capital gains.
      We believe the private equity capital markets are important to the growth of small and middle market companies because such companies often have difficulty accessing the public debt and equity capital markets. We use the term middle market to include companies with annual revenues typically between $50 million and $500 million. We believe that we are well positioned to be a source of capital for such companies.
      We primarily invest in the American entrepreneurial economy. At March 31, 2007, our private finance portfolio included investments in 144 companies that generate aggregate annual revenues of over $13 billion and employ more than 90,000 people.
      We generally target companies in less cyclical industries with, among other things, high returns on invested capital, management teams with meaningful equity ownership, well-constructed balance sheets, and the ability to generate free cash flow. As a private equity investor, we spend significant time and effort identifying, structuring, performing due diligence, monitoring, developing, valuing, and ultimately exiting our investments.
      Our investment activity is primarily focused on making long-term investments in the debt and equity of primarily private middle market companies. Debt investments may include senior loans, unitranche debt (a single debt investment that is a blend of senior and subordinated debt terms), or subordinated debt (with or without equity features). Equity investments may include a minority equity stake in connection with a debt investment or a substantial equity stake in connection with a buyout transaction. In a buyout transaction, we generally invest in senior debt, subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest.
      Our investments in the debt and equity of primarily private middle market companies are generally long-term in nature and are privately negotiated, and no readily available market exists for them. This makes our investments highly illiquid and, as result, we cannot readily trade them. When we make an investment, we enter into a long-term arrangement where our ultimate exit from that investment may be three to ten years in the future.
      The capital we provide is used by portfolio companies to fund buyouts, acquisitions, growth, recapitalizations, note purchases, or other types of financings.

      Our investments are typically structured to provide recurring cash flow in the form of interest income to us as the investor. In addition to earning interest income, we may structure our investments to generate income from management, consulting, diligence, structuring, or other fees. We may also enhance our total return from capital gains through equity features, such as nominal cost warrants, or by investing in equity investments.
      We provide managerial assistance to our portfolio companies, including, but not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters.
      We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, otherwise referred to as the Code. Assuming that we qualify as a regulated investment company, we generally will not be subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. See “Tax Status.” We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year. Since 1963, our portfolio has provided sufficient ordinary taxable income and realized net capital gains to sustain or grow our dividends over time.
      We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, which we refer to as the “1940 Act.”
      As a business development company, we are required to meet certain regulatory tests, the most significant relating to our investments and borrowings. A business development company is required to invest at least 70% of its assets in eligible portfolio companies. A business development company must also maintain a coverage ratio of assets to senior securities of at least 200%. See “Certain Government Regulations” and “Risk Factors.”
      Our executive offices are located at 1919 Pennsylvania Avenue, N.W., Washington, DC, 20006-3434 and our telephone number is (202) 721-6100. In addition, we have regional offices in New York, Chicago, and Los Angeles.
      Our Internet website address is www.alliedcapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.
      Our 6.875% Notes due 2047 are traded on the New York Stock Exchange under the symbol “AFC.”
DETERMINATION OF
NET ASSET VALUE (Page 104)
      Our portfolio investments are generally recorded at fair value as determined in good faith by our Board of Directors in the absence of readily available public market values.
      Pursuant to the requirements of the 1940 Act, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our Board of Directors determines in good faith the fair value of these portfolio investments pursuant to our valuation policy and consistently applied valuation process.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      We adjust the valuation of our portfolio quarterly to reflect the change in the value of each investment in our portfolio. Any changes in value are recorded in our statement of operations as “net change in unrealized appreciation or depreciation.”
PLAN OF DISTRIBUTION (Page 168)
      We may offer, from time to time, up to $1,500,000,000 aggregate principal amount of debt securities, including notes, debentures, medium-term notes, commercial paper, retail notes or similar obligations evidencing indebtedness, on terms to be determined at the time of the offering.
      Our debt securities may be offered at prices and on terms described in one or more supplements to this prospectus. Our debt securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplements to this prospectus relating to any offering of debt securities will identify any agents or underwriters involved in the sale of our debt securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.
      We may not offer our debt securities if our BDC asset coverage ratio would be less than 200% after giving effect to such offering. We may not sell debt securities pursuant to this prospectus without delivering a prospectus supplement and, if applicable, a pricing supplement describing the method and terms of the offering of such debt securities.
USE OF PROCEEDS (Page 19)
      We intend to use the net proceeds from selling debt securities for general corporate purposes, which includes investing in debt or equity securities in primarily privately negotiated transactions, repayment of indebtedness, acquisitions and other general corporate purposes.
      Any supplement to this prospectus relating to any offering of debt securities will more fully identify the use of proceeds from such offering.

RISK FACTORS (Page 9)
      Investment in our debt securities involves a number of significant risks relating to our business and our investment objective that you should consider before investing in our debt securities.
      Our portfolio of investments is generally illiquid. Our portfolio includes securities primarily issued by private companies. These investments may involve a high degree of business and financial risk; they are illiquid, and may not produce current returns or capital gains. If we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio investments to meet our debt service obligations or in the event we are required to fulfill our obligations under agreements pursuant to which we guarantee the repayment of indebtedness by third parties.
      An economic slowdown may affect the ability of a portfolio company to engage in a liquidity event, which is a transaction that involves the sale or recapitalization of all or part of a portfolio company. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions.
      Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies.
      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200%, which may affect returns to shareholders. We borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities.
      A large number of entities and individuals compete for the same kind of investment opportunities as we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.
      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions.
      To maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.
      We may not be able to pay dividends and failure to qualify as a regulated investment company for tax purposes could have a material adverse effect on the income available for debt service or distributions to our shareholders, which may have a material adverse effect on our total return to common shareholders, if any.
      Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating financial results, and operating in a regulated environment.

      The market value of our debt securities may be volatile due to market factors that may be beyond our control.
CERTAIN ANTI-TAKEOVER PROVISIONS (Page 151)
      Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for Allied Capital. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.
RATIOS OF EARNINGS TO FIXED CHARGES (Page 17)
      Our ratio of earnings to fixed charges for each of the five years ended December 31, 2006, was 3.6, 12.3, 4.3, 3.4, and 4.2, respectively, and was 5.3 for three months ended March 31, 2007. For more information, see the section entitled “Ratios of Earnings to Fixed Charges” in this prospectus.
SENIOR SECURITIES (Page 76)
      At March 31, 2007, we had $1.9 billion of outstanding indebtedness bearing a weighted average annual interest cost of 6.5%. If our portfolio fails to produce adequate returns, we may be unable to make interest or principal payments on our indebtedness when they are due, which could give rise to a default on and acceleration of our indebtedness. Our revolving line of credit and notes payable contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions. Breach of any of those covenants could cause a default under those instruments. Such a default, if not cured or waived, could have a material adverse effect on us. In order for us to cover annual interest payments on indebtedness, we had to achieve annual returns on our assets of at least 2.5% as of March 31, 2007, which returns were achieved.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA
      You should read the condensed consolidated financial information below with the Consolidated Financial Statements and Notes thereto included herein. Financial information at and for the years ended December 31, 2006, 2005, 2004, 2003, and 2002, has been derived from our financial statements that were audited by KPMG LLP. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the three months ended March 31, 2007, are not necessarily indicative of the results that may be expected for the year ending December 31, 2007. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities” below for more information.

	At and for the
	Three Months
	Ended March 31,	At and for the Year Ended December 31,

	2007	2006	2005	2004	2003	2002
(in thousands,
except per share data)	(unaudited)
Operating Data:
Interest and related portfolio income:
Interest and dividends	$101,983	$386,427	$317,153	$319,642	$290,719	$264,042
Fees and other income	5,969	66,131	56,999	47,448	38,510	45,886

Total interest and related portfolio income	107,952	452,558	374,152	367,090	329,229	309,928

Expenses:
Interest	30,288	100,600	77,352	75,650	77,233	70,443
Employee	21,928	92,902	78,300	53,739	36,945	33,126
Employee stock options(1)	3,661	15,599	—	—	—	—
Administrative	13,224	39,005	69,713	34,686	22,387	21,504

Total operating expenses	69,101	248,106	225,365	164,075	136,565	125,073

Net investment income before income taxes	38,851	204,452	148,787	203,015	192,664	184,855
Income tax expense (benefit), including excise tax	(649)	15,221	11,561	2,057	(2,466)	930

Net investment income	39,500	189,231	137,226	200,958	195,130	183,925

Net realized and unrealized gains (losses):
Net realized gains	27,666	533,301	273,496	117,240	75,347	44,937
Net change in unrealized appreciation or depreciation	65,920	(477,409)	462,092	(68,712)	(78,466)	(571)

Total net gains (losses)	93,586	55,892	735,588	48,528	(3,119)	44,366

Net increase in net assets resulting from operations	$133,086	$245,123	$872,814	$249,486	$192,011	$228,291

Per Share:
Diluted earnings per common share	$0.87	$1.68	$6.36	$1.88	$1.62	$2.20
Net investment income plus net realized gains per share(2)	$0.44	$4.96	$2.99	$2.40	$2.28	$2.21
Dividends per common share(2)	$0.63	$2.47	$2.33	$2.30	$2.28	$2.23
Weighted average common shares outstanding – diluted	152,827	145,599	137,274	132,458	118,351	103,574

	At and for the
	Three Months
	Ended March 31,	At and for the Year Ended December 31,

(in thousands,	2007	2006	2005	2004	2003	2002
except per share data)
	(unaudited)
Balance Sheet Data:
Portfolio at value	$4,498,848	$4,496,084	$3,606,355	$3,013,411	$2,584,599	$2,488,167
Total assets	4,986,076	4,887,505	4,025,880	3,260,998	3,019,870	2,794,319
Total debt outstanding(3)	1,891,516	1,899,144	1,284,790	1,176,568	954,200	998,450
Undistributed (distributions in excess of) earnings	473,576	502,163	112,252	12,084	(13,401)	(15,830)
Shareholders’ equity	2,978,277	2,841,244	2,620,546	1,979,778	1,914,577	1,546,071
Shareholders’ equity per common share (net asset value)(4)	$19.58	$19.12	$19.17	$14.87	$14.94	$14.22
Common shares outstanding at end of year	152,124	148,575	136,697	133,099	128,118	108,698
Asset Coverage ratio(5)	257%	250%	309%	280%	322%	270%
Debt to equity ratio	0.64	0.67	0.49	0.59	0.50	0.65
Other Data:
Investments funded	$170,216	$2,437,828	$1,675,773	$1,524,523	$931,450	$506,376
Principal collections related to investment repayments or sales	235,509	1,055,347	1,503,388	909,189	788,328	356,641
Realized gains	33,181	557,470	343,061	267,702	94,305	95,562
Realized losses	(5,515)	(24,169)	(69,565)	(150,462)	(18,958)	(50,625)

	2007	2006				2005

(in thousands,	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
except per share data)
Quarterly Data (unaudited):
Total interest and related portfolio income	$107,952	$117,708	$113,383	$110,456	$111,011	$98,169	$94,857	$86,207	$94,919
Net investment income	39,500	49,078	48,658	50,195	41,300	37,073	46,134	15,267	38,752
Net increase in net assets resulting from operations	133,086	33,921	77,886	33,729	99,587	328,140	113,168	311,885	119,621
Diluted earnings per common share	0.87	0.23	0.53	0.24	0.70	2.36	0.82	2.29	0.88
Dividends declared per common share(6)	0.63	0.67	0.61	0.60	0.59	0.61	0.58	0.57	0.57
Net asset value per common share(4)	19.58	19.12	19.38	19.17	19.50	19.17	17.37	17.01	15.22

(1)	Effective January 1, 2006, we adopted the provisions of Statement No. 123 (Revised 2004), Share-Based Payment. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below.

(2)	Dividends are based on taxable income, which differs from income for financial reporting purposes. Net investment income and net realized gains are the most significant components of our annual taxable income from which dividends are paid. At December 31, 2006, we had estimated excess taxable income of $397.1 million carried over for distribution to shareholders in 2007. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Dividends and Distributions” below.

(3)	See “Senior Securities” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information regarding our level of indebtedness.
(4)	We determine net asset value per common share as of the last day of the period presented. The net asset values shown are based on outstanding shares at the end of each period presented.
(5)	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.
(6)	Dividends declared per common share for the fourth quarter of 2006 included the regular quarterly dividend of $0.62 per common share and an extra dividend of $0.05 per common share. Dividends declared per common share for the fourth quarter of 2005 included the regular quarterly dividend of $0.58 per common share and an extra dividend of $0.03 per common share.

WHERE YOU CAN FIND
ADDITIONAL INFORMATION
      We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933. The registration statement contains additional information about us and the debt securities being offered by this prospectus.
      We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 1919 Pennsylvania Avenue, N.W., Washington, DC, 20006-3434, or by telephone at (202) 721-6100 or on our website at www.alliedcapital.com. The SEC also maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is www.sec.gov. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s web site to be part of this prospectus.

RISK FACTORS
      Investing in Allied Capital involves a number of significant risks relating to our business and investment objective. As a result, there can be no assurance that we will achieve our investment objective.
      Our portfolio of investments is illiquid. We generally acquire our investments directly from the issuer in privately negotiated transactions. The majority of the investments in our portfolio are subject to certain restrictions on resale or otherwise have no established trading market. We typically exit our investments when the portfolio company has a liquidity event such as a sale, recapitalization, or initial public offering of the company. The illiquidity of our investments may adversely affect our ability to dispose of debt and equity securities at times when we may need to or when it may be otherwise advantageous for us to liquidate such investments. In addition, if we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments.
      Investing in private companies involves a high degree of risk. Our portfolio primarily consists of long-term loans to and investments in middle market private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses for us in those investments and accordingly should be considered speculative. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and agents to obtain information in connection with our investment decisions. If we are unable to identify all material information about these companies, among other factors, we may fail to receive the expected return on our investment or lose some or all of the money invested in these companies. In addition, these businesses may have shorter operating histories, narrower product lines, smaller market shares and less experienced management than their competition and may be more vulnerable to customer preferences, market conditions, loss of key personnel, or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses. As an investor, we are subject to the risk that a portfolio company may make a business decision that does not serve our interest, which could decrease the value of our investment. Deterioration in a portfolio company’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.
      Substantially all of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty regarding the value of our portfolio investments. At March 31, 2007, portfolio investments recorded at fair value were 90% of our total assets. Pursuant to the requirements of the 1940 Act, we value substantially all of our investments at fair value as determined in good faith by our Board of Directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our Board of Directors determines in good faith the fair value of these investments pursuant to a valuation policy and a consistently applied valuation process.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. In determining fair value in good faith, we generally obtain financial and other information from portfolio companies, which may represent unaudited, projected or proforma financial information. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment on a quarterly basis and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. Our net asset value could be affected if our determination of the fair value of our investments is materially different than the value that we ultimately realize.
      We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.
      Economic recessions or downturns could impair our portfolio companies and harm our operating results. Many of the companies in which we have made or will make investments may be susceptible to economic slowdowns or recessions. An economic slowdown may affect the ability of a company to repay our loans or engage in a liquidity event such as a sale, recapitalization, or initial public offering. Our nonperforming assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of any collateral securing some of our loans. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income, and assets.
      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions. The absence of an active senior lending environment or a slowdown in middle market merger and acquisition activity may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow. In addition, significant changes in the capital markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the timing of exit events in our portfolio and could negatively affect the amount of gains or losses upon exit.
      Our borrowers may default on their payments, which may have a negative effect on our financial performance. We make long-term unsecured, subordinated loans and invest in equity securities, which may involve a higher degree of repayment risk. We primarily invest in companies that may have limited financial resources, may be highly leveraged and may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on its secured assets, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans or debt securities that we hold. In addition, our portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with our securities. This means that payments on such senior-ranking securities may have to be made before we receive any payments on our subordinated loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may have a negative effect on our financial results.
      Our private finance investments may not produce current returns or capital gains. Our private finance investments are typically structured as unsecured debt securities with a relatively high fixed rate of interest and with equity features such as conversion rights, warrants, or options, or as buyouts of companies where we invest in debt and equity securities. As a result, our private finance investments are generally structured to generate interest income from the time they are made and may also produce a realized gain from an accompanying equity feature. We cannot be sure that our portfolio will generate a current return or capital gains.
      Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected. Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. At March 31, 2007, our largest investments at value were in Mercury Air Centers, Inc. and Business Loan Express, LLC (BLX), which represented 6.0% and 4.6% of our total assets, respectively, and 2.0% and 1.3% of our total interest and related portfolio income, respectively, for the three months ended March 31, 2007. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Private Finance.”
      BLX is a national, non-bank lender that participates in the Small Business Administration’s (SBA) 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). The Office of the Inspector General of the SBA (OIG) and the United States Secret Service are conducting an ongoing investigation of allegedly fraudulently obtained SBA-guaranteed loans issued by BLX. The OIG and the U.S. Department of Justice are also conducting a civil investigation of BLX’s lending practices in various jurisdictions. These investigations are ongoing. As an SBA lender, BLX is also subject to other SBA and OIG audits, investigations, and reviews. These investigations, audits and reviews, related litigation, changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program, or changes in government funding for this program could have a material adverse impact on BLX and, as a result, could negatively affect our financial results. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Private Finance, Business Loan Express, LLC.”
      We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. The debt securities we may issue pursuant to this prospectus and any prospectus supplement, including the applicable pricing supplement, if any, are a form of such borrowings. We borrow from and issue senior debt securities to banks, insurance companies, and other lenders or investors. Holders of these senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique. We and, indirectly, our stockholders will bear the cost associated with our leverage activity. Our revolving line of credit and notes payable contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions. Breach of any of those covenants could cause a default under those instruments. Such a default, if not cured or waived, could have a material adverse effect on us.
      At March 31, 2007, we had $1.9 billion of outstanding indebtedness bearing a weighted average annual interest cost of 6.5% and a debt to equity ratio of 0.64 to 1.00. We may incur additional debt in the future. If our portfolio of investments fails to produce adequate returns, we may be unable to make interest or principal payments on our indebtedness when they are due. In order for us to cover annual interest payments on indebtedness, we must have achieved annual returns on our assets of at least 2.5% as of March 31, 2007, which returns were achieved.
      Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $4,986.1 million in total assets, (ii) an average cost of funds of 6.5%, (iii) $1,891.5 million in debt outstanding and (iv) $2,978.3 million of shareholders’ equity.
Assumed Return on Our Portfolio
(net of expenses)

	-20%	-10%	-5%	0%	5%	10%	20%

Corresponding return to shareholder	-37.61%	-20.87%	-12.50%	-4.13%	4.24%	12.61%	29.35%
      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200%, which may affect returns to shareholders. Under the 1940 Act and the covenants applicable to our public debt, we must maintain asset coverage for total borrowings of at least 200%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks, insurance companies or other lenders or investors on favorable terms. There can be no assurance that we will be able to maintain such leverage. If asset coverage declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. As of March 31, 2007, our asset coverage for senior indebtedness was 257%.
      Changes in interest rates may affect our cost of capital and net investment income. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our net investment income. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We utilize our revolving line of credit as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense.
      Assuming that the balance sheet as of March 31, 2007, were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected net income by approximately 1% over a one year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.
      We will continue to need additional capital to grow because we must distribute our income. We will continue to need capital to fund growth in our investments. Historically, we have borrowed from financial institutions or other investors and have issued debt and equity securities to grow our portfolio. A reduction in the availability of new debt or equity capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable income (as defined in the Code), which excludes realized net long-term capital gains, to our shareholders to maintain our eligibility for the tax benefits available to regulated investment companies. As a result, such earnings will not be available to fund investment originations. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances. We intend to continue to borrow from financial institutions or other investors and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which could have a material adverse effect on the value of our debt securities or common stock.
      Loss of regulated investment company tax treatment would substantially reduce net assets and income available for debt service and dividends. We have operated so as to qualify as a regulated investment company under Subchapter M of the Code. If we meet source of income, asset diversification, and distribution requirements, we generally will not be subject to corporate-level income taxation on income we timely distribute to our stockholders as dividends. We would cease to qualify for such tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our stockholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for debt service and distributions to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-

level income tax on the income we do not distribute. If we do not distribute at least 98% of our annual taxable income in the year earned, we generally will be required to pay an excise tax on amounts carried over and distributed to shareholders in the next year equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such income for the current year.
      There is a risk that our common stockholders may not receive dividends or distributions. We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, certain of our credit facilities limit our ability to declare dividends if we default under certain provisions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of the tax benefits available to us as a regulated investment company. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue discount. The increases in loan balances as a result of contractual payment-in-kind arrangements are included in income in advance of receiving cash payment and are separately included in the change in accrued or reinvested interest and dividends in our consolidated statement of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a regulated investment company.
      We operate in a competitive market for investment opportunities. We compete for investments with a large number of private equity funds and mezzanine funds, other business development companies, investment banks, other equity and non-equity based investment funds, and other sources of financing, including specialty finance companies and traditional financial services companies such as commercial banks. Some of our competitors may have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.
      Our business depends on our key personnel. We depend on the continued services of our executive officers and other key management personnel. If we were to lose any of these officers or other management personnel, such a loss could result in inefficiencies in our operations and lost business opportunities, which could have a negative effect on our business.
      Changes in the law or regulations that govern us could have a material impact on us or our operations. We are regulated by the SEC. In addition, changes in the laws or regulations that govern business development companies, regulated investment companies, and real estate investment trusts may significantly affect our business. Any change in the law or regulations that govern our business could have a material impact on us or our operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change, which may have a material effect on our operations.

      Failure to invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy. As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Certain Government Regulations.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at inopportune times in order to comply with the 1940 Act. If we were forced to sell nonqualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.
      Results may fluctuate and may not be indicative of future performance. Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, changes in the accrual status of our loans and debt securities, variations in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.
      Our common stock price may be volatile. The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price paid by stockholders, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•	volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity anticipation securities, or LEAPs, or short trading positions;

•	changes in laws or regulatory policies or tax guidelines with respect to business development companies or regulated investment companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

      The trading market or market value of our publicly issued debt securities may be volatile. Our publicly issued debt securities may or may not have an established trading market. We cannot assure that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.
      There also may be a limited number of buyers for our debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.
      Our credit ratings may not reflect all risks of an investment in the debt securities. Our credit ratings are an assessment of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the publicly issued debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of, or trading market for, the publicly issued debt securities.
      Terms relating to redemption may materially adversely affect the return on the debt securities. If our debt securities are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may also be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of the debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

RATIOS OF EARNINGS TO FIXED CHARGES
      For the three months ended March 31, 2007, and each of the five years ended December 31, 2006, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	Three Months
	Ended
	March 31,	Year Ended December 31,

	2007(1)	2006	2005	2004	2003	2002

Earnings to Fixed Charges*	5.3	3.6	12.3	4.3	3.4	4.2
      For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit), including excise tax expense plus fixed charges. Fixed charges include interest expense, a portion of rent expense and preferred stock dividend expense. We have assumed that one-third of the annual rent expense represents fixed charges.

*	Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 3.2 for the three months ended March 31, 2007(1), and 8.2, 6.4, 5.2, 4.4, and 4.2 for each of the five years ended December 31, 2006, respectively.

(1)	The results for the three months ended March 31, 2007, are not necessarily indicative of the operating results to be expected for the full year.

Disclosure Regarding Forward-Looking Statements
      Information contained or incorporated by reference in this prospectus, and any prospectus supplement and pricing supplement, if any, accompanying this prospectus contains “forward-looking statements.” These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth above in the “Risk Factors” section. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations due to terrorism;

•	future changes in laws or regulations and conditions in our operating areas; and

•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.
      The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and any prospectus supplement and pricing supplement, if any, accompanying this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.
      Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new investments, maintain certain margins and levels of profitability, access the capital markets for debt and equity capital, the ability to meet regulatory requirements and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus and any prospectus supplement and pricing supplement, if any, accompanying this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus and the date on the cover of any such supplements with respect to such supplements. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

USE OF PROCEEDS
      We intend to use the net proceeds from selling debt securities for general corporate purposes, which may include investing in debt or equity securities in primarily privately negotiated transactions, repayment of indebtedness, acquisitions and other general corporate purposes. Because our primary business is to provide long-term debt and equity capital to primarily middle-market companies, we are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. Any supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.
      We anticipate that substantially all of the net proceeds of any offering of debt securities will be used, as described above or in any prospectus supplement and pricing supplement, if any, accompanying this prospectus, within six months, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of debt securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, high quality debt securities maturing in one year or less from the time of investment or other qualifying investments. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering of debt securities, pending full investment, are held in lower-yielding time deposits and other short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” The following table lists the high and low closing sales prices for our common stock, the closing sales price as a percentage of net asset value (NAV) and quarterly dividends per share. On May 30, 2007, the last reported closing sale price of our common stock was $31.66 per share.

		Closing Sales		Premium	Premium
		Price		of High	of Low
				Sales Price	Sales Price	Declared
	NAV(1)	High	Low	to NAV(2)	to NAV(2)	Dividends

Year ended December 31, 2005
First Quarter	$15.22	$27.84	$24.89	183%	164%	$0.57
Second Quarter	$17.01	$29.29	$25.83	172%	152%	$0.57
Third Quarter	$17.37	$29.17	$26.92	168%	155%	$0.58
Fourth Quarter	$19.17	$30.80	$26.11	161%	136%	$0.58
Extra Dividend						$0.03
Year ended December 31, 2006
First Quarter	$19.50	$30.68	$28.51	157%	146%	$0.59
Second Quarter	$19.17	$31.32	$28.77	163%	150%	$0.60
Third Quarter	$19.38	$30.88	$27.30	159%	141%	$0.61
Fourth Quarter	$19.12	$32.70	$29.99	171%	157%	$0.62
Extra Dividend						$0.05
Year ended December 31, 2007
First Quarter	$19.58	$32.98	$28.05	168%	143%	$0.63
Second Quarter (through May 30, 2007)	*	$31.71	$28.90	*	*	$0.64

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low closing sales price divided by NAV.

*	Not determinable at the time of filing.
     Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that our shares will continue to trade at a premium to our net asset value.
      We intend to pay quarterly dividends to shareholders of our common stock. The amount of our quarterly dividends is determined by our Board of Directors. Our Board of Directors has established a dividend policy to review the dividend rate quarterly, and may adjust the quarterly dividend rate throughout the year. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Dividends and Distributions” and “Tax Status.” There can be no assurance that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment. Certain of our credit facilities limit our ability to declare dividends if we default under certain provisions.
      We maintain an “opt in” dividend reinvestment plan for our common shareholders. As a result, if our Board of Directors declares a dividend, then our shareholders will receive cash dividends, unless they specifically “opt in” to the dividend reinvestment plan to reinvest their dividends and receive additional shares of common stock. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
      The information contained in this section should be read in conjunction with our Consolidated Financial Statements and the Notes thereto. In addition, this prospectus contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in “Risk Factors” above. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations due to terrorism;

•	future changes in laws or regulations and conditions in our operating areas; and

•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.
      Financial or other information presented for private finance portfolio companies has been obtained from the portfolio companies, and this financial information presented may represent unaudited, projected or pro forma financial information, and therefore may not be indicative of actual results. In addition, the private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by U.S. generally accepted accounting principles.
OVERVIEW
      As a business development company, we are in the private equity business. Specifically, we provide long-term debt and equity investment capital to companies in a variety of industries. Our private finance activity principally involves providing financing to middle market U.S. companies through privately negotiated long-term debt and equity investment capital. Our financing is generally used to fund buyouts, acquisitions, growth, recapitalizations, note purchases, and other types of financings. We generally invest in private companies though, from time to time, we may invest in companies that are public but lack access to additional public capital. Our investment objective is to achieve current income and capital gains.

      Our portfolio composition at March 31, 2007 and 2006, and at December 31, 2006, 2005, and 2004, was as follows:

	March 31,		December 31,

	2007	2006	2006	2005	2004

Private finance	97%	96%	97%	96%	76%
Commercial real estate finance(1)	3%	4%	3%	4%	24%

(1)	On May 3, 2005, we completed the sale of our portfolio of non-investment grade commercial mortgage-backed securities and real estate related collateralized debt obligation bonds and preferred shares investments. Upon the completion of this transaction, our lending and investment activity has been focused primarily on private finance investments.
     Our earnings depend primarily on the level of interest and dividend income, fee and other income, and net realized and unrealized gains or losses on our investment portfolio after deducting interest expense on borrowed capital, operating expenses and income taxes, including excise tax. Interest income results from the stated interest rate earned on a loan or debt security and the amortization of loan origination fees and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. Our ability to generate interest income is dependent on economic, regulatory, and competitive factors that influence new investment activity, interest rates on the types of loans we make, the level of repayments in the portfolio, the amount of loans and debt securities for which interest is not accruing and our ability to secure debt and equity capital for our investment activities. The level of fee income is primarily related to the level of new investment activity and the level of fees earned from portfolio companies. The level of investment activity can vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make.
      Because we are a regulated investment company for tax purposes, we intend to distribute substantially all of our annual taxable income available for distribution to shareholders as dividends to our shareholders. See “Other Matters” below.

PORTFOLIO AND INVESTMENT ACTIVITY
      The total portfolio at value, investment activity, and the yield on interest-bearing investments at and for the three months ended March 31, 2007 and 2006, and at and for the years ended December 31, 2006, 2005, and 2004, were as follows:

	At and for the
	Three Months Ended		At and for the
	March 31,		Years Ended December 31,

	2007	2006	2006	2005	2004
($ in millions)
Portfolio at value	$4,498.8	$3,691.0	$4,496.1	$3,606.4	$3,013.4
Investments funded(1)	$170.2	$797.9	$2,437.8	$1,675.8	$1,524.5
Change in accrued or reinvested interest and dividends(2)	$11.3	$(2.1)	$11.3	$6.6	$52.2
Principal collections related to investment repayments or sales	$235.5	$340.4	$1,055.3	$1,503.4	$909.2
Yield on interest-bearing investments(3)	11.6%	12.3%	11.8%	12.8%	14.0%

(1)	Investments funded included investments acquired through the issuance of our common stock as consideration totaling $7.2 million and $3.2 million, respectively, for the years ended December 31, 2005 and 2004. See also “— Private Finance” below.

(2)	Includes changes in accrued or reinvested interest related to our investments in money market securities of $2.6 million and $1.1 million, respectively, for the three months ended March 31, 2007 and 2006, and $3.1 million for the year ended December 31, 2006.

(3)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

Private Finance
      The private finance portfolio at value, investment activity, and the yield on loans and debt securities at and for the three months ended March 31, 2007 and 2006, and at and for the years ended December 31, 2006, 2005, and 2004, were as follows:

	At and for the				At and for the
	Three Months Ended March 31,				Years Ended December 31,

	2007		2006		2006		2005		2004

	Value	Yield(2)	Value	Yield(2)	Value	Yield(2)	Value	Yield(2)	Value	Yield(2)
($ in millions)
Portfolio at value:
Loans and debt securities:
Senior loans	$365.0	8.4%	$420.1	9.3%	$405.2	8.4%	$239.8	9.5%	$234.6	8.5%
Unitranche debt	780.2	11.4%	362.7	11.1%	799.2	11.2%	294.2	11.4%	43.9	14.8%
Subordinated debt	1,946.1	12.5%	1,747.2	13.6%	1,980.8	12.9%	1,560.9	13.8%	1,324.4	14.9%

Total loans and debt securities	3,091.3	11.7%	2,530.0	12.5%	3,185.2	11.9%	2,094.9	13.0%	1,602.9	13.9%
Equity securities	1,285.0		1,031.6		1,192.7		1,384.4		699.2

Total portfolio	$4,376.3		$3,561.6		$4,377.9		$3,479.3		$2,302.1

Investments funded(1)	$170.2		$795.9		$2,423.4		$1,462.3		$1,140.8
Change in accrued or reinvested interest and dividends	$9.1		$(4.2)		$7.2		$24.6		$45.6
Principal collections related to investment repayments or sales(3)	$235.1		$336.6		$1,015.4		$703.9		$551.9

(1)	Investments funded for the three months ended March 31, 2006, and for the years ended December 31, 2006 and 2004, included debt investments in certain portfolio companies received in conjunction with the sale of such companies. See “— Private Finance, Investments Funded” below.

(2)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

(3)	Includes collections from the sale or repayment of senior loans totaling $94.7 million and $13.2 million for the three months ended March 31, 2007 and 2006, respectively, and $322.7 million, $301.8 million, and $35.6 million for the years ended December 31, 2006, 2005, and 2004, respectively.

     Our investment activity is focused on making long-term investments in the debt and equity of primarily private middle market companies. Debt investments may include senior loans, unitranche debt (a single debt investment that is a blend of senior and subordinated debt terms), or subordinated debt (with or without equity features). The junior debt that we invest in that is lower in repayment priority than senior debt is also known as mezzanine debt. Equity investments may include a minority equity stake in connection with a debt investment or a substantial equity stake in connection with a buyout transaction. In a buyout transaction, we generally invest in senior and/or subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest.
      We intend to take a balanced approach to private equity investing that emphasizes a complementary mix of debt investments and buyout investments. The combination of these two types of investments provides current interest and related portfolio income and the potential for future capital gains. The private equity investment marketplace is very active. Purchase price multiples remain high and debt pricing is competitive. In this competitive market, we are focusing on investments that provide the opportunity for attractive total returns such as buyout investments or debt investments where we can make co-investments in the portfolio company’s equity securities. In many instances we believe that debt-only investments, which provide only interest income with no potential for future capital gain, may be unattractive for our portfolio in today’s competitive pricing environment.
      In our debt investing we may provide both senior and subordinated debt or unitranche debt, where our combined current yield may be lower than traditional subordinated debt only. We believe that providing both senior and subordinated debt or unitranche debt provides us with greater protection in the capital structures of our portfolio companies.
      The level of investment activity for investments funded and principal repayments for private finance investments can vary substantially from period to period depending on the number and size of investments that we make or that we exit and many other factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make.
      In the current market, we believe that it is important to be disciplined in our investing activities, carefully considering investment risk and return. For the first quarter of 2007, we reviewed over $20 billion in prospective investments and we closed on approximately 1% of the potential new investments we reviewed. For 2006, we reviewed over $65 billion in prospective investments and we closed on approximately 3% of the potential new investments that we reviewed. This compares to over $45 billion reviewed and approximately 3% closed for 2005. We continue to have an active pipeline of new investments under consideration and we believe that merger and acquisition activity for middle market companies will remain strong in 2007.

      Investments Funded. Investments funded and the weighted average yield on loans and debt securities funded for the three months ended March 31, 2007, and for the years ended December 31, 2006, 2005, and 2004, consisted of the following:

	For the Three Months Ended March 31, 2007

	Debt Investments		Buyout Investments		Total

	Amount	Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$41.2	8.8%	$12.7	10.4%	$53.9	9.2%
Unitranche debt(2)	5.3	11.0%	—	—	5.3	11.0%
Subordinated debt	14.4	9.3%	62.1	10.5%	76.5	10.3%

Total loans and debt securities	60.9	9.1%	74.8	10.5%	135.7	9.9%
Equity	9.7		24.8		34.5

Total	$70.6		$99.6		$170.2

	2006 Investments Funded

	Debt Investments			Buyout Investments		Total

	Amount		Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$245.4		9.4%	$239.8	8.9%	$485.2	9.2%
Unitranche debt(2)	471.7		10.7%	146.5	12.9%	618.2	11.3%
Subordinated debt(3)	510.7		13.0%	423.8	14.4%	934.5	13.6%

Total loans and debt securities	1,227.8		11.4%	810.1	12.5%	2,037.9	11.9%
Equity	91.4	(5)		294.1		385.5

Total	$1,319.2			$1,104.2		$2,423.4

	2005 Investments Funded

	Debt Investments			Buyout Investments		Total

	Amount		Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$76.8		10.0%	$250.2	6.4%	$327.0	7.2%
Unitranche debt(2)	259.5		10.5%	—	—	259.5	10.5%
Subordinated debt	296.9	(4)	12.3%	330.9	12.5%	627.8	12.4%

Total loans and debt securities	633.2		11.3%	581.1	9.9%	1,214.3	10.6%
Equity	82.5	(5)		165.5		248.0

Total	$715.7			$746.6		$1,462.3

	2004 Investments Funded

	Debt Investments			Buyout Investments		Total

	Amount		Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$25.1		9.1%	$140.8	7.2%	$165.9	7.5%
Unitranche debt(2)	18.9		13.0%	—	—	18.9	13.0%
Subordinated debt(3)	396.4		13.4%	320.1	15.5%	716.5	14.4%

Total loans and debt securities	440.4		13.2%	460.9	13.0%	901.3	13.1%
Equity	72.3	(5)		167.2		239.5

Total	$512.7			$628.1		$1,140.8

(1)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest on accruing interest-bearing investments, divided by (b) total interest-bearing investments funded.

(2)	Unitranche debt is a single debt investment that is a blend of senior and subordinated debt terms. The yield on a unitranche investment reflects the blended yield of senior and subordinated debt combined.

(3)	Debt investments funded for the year ended December 31, 2006, included a $150 million subordinated debt investment in Advantage Sales & Marketing, Inc. received in conjunction with the sale of Advantage and a $30 million subordinated debt investment in STS Operating, Inc. received in conjunction with the sale of STS. Debt investments funded for the year ended December 31, 2004, included a $47.5 million subordinated debt investment in The Hillman Companies, Inc. received in conjunction with the sale of Hillman.

(4)	Subordinated debt investments for the year ended December 31, 2005, included $45.5 million in investments in the bonds of collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs) that are managed by Callidus Capital Corporation (Callidus), a portfolio company controlled by us. These CLOs and CDOs primarily invest in senior debt.

(5)	Equity investments for the years ended December 31, 2006, 2005, and 2004, included $26.1 million, $47.9 million, and $23.6 million, respectively, in investments in the preferred shares/income notes of CLOs and CDOs that are managed by Callidus. These CDOs and CLOs primarily invest in senior debt.

    Private finance investments funded April 1, 2007, through May 4, 2007, totaled approximately $290 million.
      We generally fund new investments using cash. In addition, we may acquire securities in exchange for our common equity. Also, we may acquire new securities through the reinvestment of previously accrued interest and dividends in debt or equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time we may opt to reinvest accrued interest receivable in a new debt or equity security in lieu of receiving such interest in cash.
      We may originate, underwrite and arrange senior loans related to our portfolio investments or for other companies that are not in our portfolio. Senior loans originated by us may or may not be funded by us at closing. When these senior loans are closed, we may fund all or a portion of the underwritten commitment pending sale of the loan to other investors, which may include loan sales to Callidus Capital Corporation (Callidus) or funds managed by Callidus, a portfolio company controlled by us. In addition, we are in the process of developing a fund to invest in senior debt opportunities, which, if closed, we may sell a portion of our senior or unitranche loans to the fund. After completion of loan sales, we may or may not retain a position in these senior loans. We generally earn a fee on the senior loans originated and underwritten whether or not we fund the underwritten commitment. In addition, we may fund most or all of the debt and equity capital upon the closing of certain buyout transactions, which may include investments in lower-yielding senior debt. Subsequent to the closing, the portfolio company may refinance all or a portion of the lower-yielding senior debt, which would reduce our investment. Repayments include repayments of senior debt funded by us that was subsequently sold by us or refinanced or repaid by the portfolio companies.
      Yield. The weighted average yield on the private finance loans and debt securities was 11.7% at March 31, 2007, as compared to 12.5%, 11.9%, 13.0% and 13.9% at March 31, 2006, and December 31, 2006, 2005, and 2004, respectively. The weighted average yield on the private finance loans and debt securities may fluctuate from period to period depending on the yield on new loans and debt securities funded, the yield on loans and debt securities repaid, the amount of loans and debt securities for which interest is not accruing (see “Portfolio Asset Quality — Loans and Debt Securities on Non-Accrual Status” below) and the amount of lower-yielding senior or unitranche debt in the portfolio at the end of the period. Yields on senior and subordinated debt investments are generally lower in the current market as a result of the supply of capital available to middle market companies. We believe that debt yields will remain on the lower end of a historical range as long as merger and acquisition activity remains robust and the supply of capital remains strong.
      The yield on the private finance portfolio has declined partly due to our strategy to pursue investments where our position in the portfolio company capital structure is more senior, such as senior debt and unitranche investments that typically have lower yields than subordinated debt investments. Our weighted average yield at December 31, 2006, was also reduced by 0.5% as a result of the guaranteed dividend yield on our investment in BLX’s 25% Class A equity interests being placed on non-accrual status in the fourth quarter of 2006. These Class A equity interests remained on non-accrual status in the first quarter of 2007. The Class A equity interests are included in our loans and debt securities. See “Business Loan Express, LLC” below.

      Outstanding Investment Commitments. At March 31, 2007, we had outstanding private finance investment commitments as follows:

	Companies	Companies	Companies
	More Than	5% to 25%	Less Than
	25% Owned(1)	Owned	5% Owned	Total

($ in millions)
Senior loans	$18.7	$15.7	$90.3	$124.7	(2)
Unitranche debt	—	—	60.2	60.2
Subordinated debt	44.2	0.1	—	44.3

Total loans and debt securities	62.9	15.8	150.5	229.2
Equity securities	83.0	16.0	73.7	172.7	(3)

Total	$145.9	$31.8	$224.2	$401.9

(1)	Includes various commitments to Callidus Capital Corporation (Callidus), a portfolio company controlled by us, which owns 80% (subject to dilution) of Callidus Capital Management, LLC, an asset management company that structures and manages collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), and other related investments, as follows:

			Amount
	Committed	Amount	Available
	Amount	Drawn	to be Drawn
($ in millions)
Revolving line of credit for working capital	$4.0	$(1.1)	$2.9
Subordinated debt to support warehouse facilities & warehousing activities(*)	44.0	—	44.0
Purchase of preferred equity in future CLO transactions	73.2	—	73.2

Total	$121.2	$(1.1)	$120.1

(*)	Callidus has a secured warehouse credit facility with a third party for up to $360 million. The facility is used primarily to finance the acquisition of loans pending securitization through a CDO or CLO. In addition, Callidus has a synthetic credit facility with a third party for up to $50 million. In conjunction with these facilities, we have agreed to designate our subordinated debt commitment for Callidus to draw upon to provide first loss capital as needed to support the facilities.

(2)	Includes $105.6 million in the form of revolving senior debt facilities to 29 companies.

(3)	Includes $89.8 million to 19 private equity and venture capital funds, including $4.3 million in co-investment commitments to one private equity fund.

     In addition to these outstanding investment commitments at March 31, 2007, we may be required to fund additional amounts under earn-out arrangements primarily related to buyout transactions in the future if those companies meet agreed-upon performance targets. We also had commitments to private finance portfolio companies in the form of standby letters of credit and guarantees totaling $222.1 million. See “Financial Condition, Liquidity and Capital Resources.”
      Mercury Air Centers, Inc. At March 31, 2007, our investment in Mercury Air Centers, Inc. (Mercury) totaled $84.8 million at cost and $301.4 million at value, or 6.0% of our total assets, which included unrealized appreciation of $216.6 million. At December 31, 2006, our investment in Mercury totaled $84.3 million at cost and $244.2 million at value, which included unrealized appreciation of $159.9 million.
      Mercury owns and operates fixed base operations generally under long-term leases from local airport authorities, which consist of terminal and hangar complexes that service the needs of the general aviation community. Mercury is headquartered in Richmond Heights, OH. We completed the purchase of a majority ownership in Mercury in April 2004.

      Total interest and related portfolio income earned from our investment in Mercury for the three months ended March 31, 2007 and 2006, and for the years ended December 31, 2006, 2005, and 2004, was as follows:

	Three Months		Year Ended
	Ended March 31,		December 31,

	2007	2006	2006	2005	2004
($ in millions)
Interest income	$2.0	$2.9	$9.3	$8.8	$5.5
Fees and other income	0.1	0.2	0.6	0.7	1.9

Total interest and related portfolio income	$2.1	$3.1	$9.9	$9.5	$7.4

      Interest income from Mercury for the three months ended March 31, 2007 and 2006, and for the years ended December 31, 2006, 2005, and 2004, included interest income of $0.5 million, $0.5 million, $2.0 million, $1.6 million, and $1.0 million, respectively, which was paid in kind. The interest paid in kind was paid to us through the issuance of additional debt.
      Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on our investment in Mercury of $56.7 million and $4.7 million for the three months ended March 31, 2007 and 2006, respectively, and $106.1 million, $53.8 million, and zero for the years ended December 31, 2006, 2005, and 2004, respectively.
      In April 2007, we signed a definitive agreement to sell our majority equity interest in Mercury. Based on the definitive agreement, Mercury is expected to sell for an enterprise value of approximately $427 million, subject to pre- and post-closing adjustments. In connection with the transaction, we expect to be repaid approximately $50 million of subordinated debt outstanding to Mercury at closing. We also expect to realize a gain on our equity being sold of approximately $240 million, subject to pre- and post-closing adjustments. Approximately $10 million of our proceeds from the sale of our equity will be subject to certain holdback provisions. The transaction is expected to close in the third quarter of 2007 upon satisfying certain closing conditions, including regulatory approvals.
      Business Loan Express, LLC.     BLX originates, sells, and services primarily real estate secured loans, including real estate secured conventional small business loans, SBA 7(a) loans, and small investment real estate loans. BLX has offices across the United States and is headquartered in New York, NY. We acquired BLX in 2000.
      At March 31, 2007, our investment in BLX totaled $314.5 million at cost and $229.9 million at value, or 4.6% of our total assets, which included unrealized depreciation of $84.6 million. At December 31, 2006, our investment in BLX totaled $295.3 million at cost and $210.7 million at value, or 4.3% of our total assets, which included unrealized depreciation of $84.6 million. In the first quarter of 2007, we increased our investment in BLX by $19.2 million by acquiring additional Class A equity interests. In addition, in the first quarter of 2007, the chief executive officer of BLX invested $3.0 million in the form of Class A equity interests in BLX. We agreed to purchase these interests for cash at fair value in the event that BLX amends or otherwise restructures its existing senior credit facility or he is terminated for any reason. The purpose of these additional investments was to fund payments to the SBA discussed below and to provide additional equity to BLX.

      Total interest and related portfolio income earned from our investment in BLX for the three months ended March 31, 2007 and 2006, and for the years ended December 31, 2006, 2005, and 2004, was as follows:

	Three Months		Year Ended
	Ended March 31,		December 31,

	2007	2006	2006	2005	2004
($ in millions)
Interest income	$—	$3.9	$11.9	$14.3	$23.2
Dividend income	—	—	—	14.0	14.8
Fees and other income	1.4	2.2	7.8	9.2	12.0

Total interest and related portfolio income	$1.4	$6.1	$19.7	$37.5	$50.0

      Interest and dividend income from BLX for the three months ended March 31, 2006, and for the years ended December 31, 2006, 2005, and 2004, included interest and dividend income of $1.8 million, $5.7 million, $8.9 million, and $25.4 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to us through the issuance of additional debt or equity interests. In the fourth quarter of 2006, we placed our investment in BLX’s 25% Class A equity interests on non-accrual status. As a result, there was no interest income from our investment in BLX for the three months ended March 31, 2007, and this resulted in lower interest income from our investment in BLX for the first quarter of 2007 as compared to the first quarter of 2006, as well as for 2006 as compared to 2005.
      Accrued interest and dividends receivable and other assets included accrued interest and fees due from BLX totaling $1.4 million at March 31, 2007, and $1.7 million at December 31, 2006, which was paid in cash in the first quarter of 2007.
      In consideration for providing a guaranty on BLX’s revolving credit facility and standby letters of credit (discussed below), we earned fees of $1.4 million and $1.6 million for the three months ended March 31, 2007 and 2006, respectively, and $6.1 million, $6.3 million, and $6.0 million for the years ended December 31, 2006, 2005, and 2004, respectively, which were included in fees and other income above. The remaining fees and other income relate to management fees from BLX. We did not charge a management fee to BLX in the fourth quarter of 2006 or in the first quarter of 2007.
      Net change in unrealized appreciation or depreciation included no change in unrealized depreciation on our investment in BLX for the three months ended March 31, 2007, a net decrease in unrealized appreciation of $22.7 million for the three months ended March 31, 2006, a net decrease of $142.3 million and $32.3 million for the years ended December 31, 2006 and 2004, respectively, and a net increase of $2.9 million for the year ended December 31, 2005. See “Results of Operations, Valuation of Business Loan Express, LLC” below.
      BLX is a national, non-bank lender that participates in the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). The Office of the Inspector General of the SBA (OIG) and the United States Secret Service are conducting an ongoing investigation of allegedly fraudulently obtained SBA-guaranteed loans issued by BLX. Specifically, on or about January 9, 2007, BLX became aware of an indictment captioned as the United States v. Harrington, No. 2:06-CR-20662 pending in the United States District Court for the Eastern District of Michigan. The indictment alleges that a former BLX employee in the Detroit office engaged in the fraudulent origination of loans guaranteed, in substantial part, by the SBA.

We understand that BLX is working cooperatively with the U.S. Attorney’s Office and the investigating agencies with respect to this matter. The OIG and the U.S. Department of Justice are also conducting a civil investigation of BLX’s lending practices in various jurisdictions. These investigations are ongoing. As an SBA lender, BLX is also subject to other SBA and OIG audits, investigations, and reviews. These investigations, audits and reviews, related litigation, changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program, or changes in government funding for this program could have a material adverse impact on BLX and, as a result, could negatively affect our financial results. We have considered these matters in performing the valuation of BLX at March 31, 2007. See “Results of Operations, Valuation of Business Loan Express, LLC” below. We are monitoring the situation and have retained a third party to work with BLX to conduct a review of BLX’s current internal control systems, with a focus on preventing fraud and further strengthening BLX’s operations.
      On March 6, 2007, BLX entered into an agreement with the SBA. According to the agreement, BLX remains a preferred lender in the SBA 7(a) Guaranteed Loan Program and retains the ability to sell loans into the secondary market. As part of this agreement, BLX agreed to the immediate payment of approximately $10 million to the SBA to cover amounts paid by the SBA with respect to some of the SBA-guaranteed loans that have been the subject of inquiry by the United States Attorney’s Office for the Eastern District of Michigan. As part of the SBA’s increased oversight, the agreement provides that any loans originated and closed by BLX during the term of the agreement will be reviewed by an independent third party selected by the SBA prior to the sale of such loans into the secondary market. The agreement also requires BLX to repurchase the guaranteed portion of certain loans that default after having been sold into the secondary market, and subjects such loans to a similar third party review prior to any reimbursement of BLX by the SBA. In connection with this agreement, BLX also entered into an escrow agreement with the SBA and an escrow agent in which BLX agreed to deposit $10 million with the escrow agent for any additional payments BLX may be obligated to pay to the SBA in the future. BLX remains subject to SBA rules and regulations and as a result may be required to make additional payments to the SBA in the ordinary course of business. The agreement states that nothing in the agreement shall affect the rights of BLX to securitize or service its loans. Notwithstanding the foregoing, BLX and the SBA are conducting ongoing discussions with respect to BLX’s ability to securitize the unguaranteed portions of SBA loans.
      On or about January 16, 2007, BLX and Business Loan Center LLC (BLC) became aware of a lawsuit titled, United States, ex rel James R. Brickman and Greenlight Capital, Inc. v. Business Loan Express LLC f/k/a Business Loan Express, Inc.; Business Loan Center LLC f/k/a Business Loan Center, Inc.; Robert Tannenhauser; Matthew McGee; and George Harrigan, 05-CV-3147 (JEC), that is pending in the United States District Court for the Northern District of Georgia. The complaint includes allegations arising under the False Claims Act and relating to alleged fraud in connection with SBA guarantees on shrimp vessel loans made by BLX and BLC. On April 9, 2007, BLX, BLC and the other defendants filed a motion to dismiss the complaint in its entirety. The motions are pending.
      At March 31, 2007, BLX had a three-year $500.0 million revolving credit facility provided by third party lenders that matures in March 2009. The revolving credit facility may be expanded through new or additional commitments up to $600.0 million at BLX’s option. This facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 25% of the committed facility. We have provided an unconditional guaranty to these revolving credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) of BLX under this facility. At March 31, 2007, the principal amount outstanding on the revolving credit facility was $300.8 million and letters of credit issued under the facility were $55.9 million. The total obligation guaranteed by us at March 31, 2007, was $179.4 million. At March 31, 2007, we had also provided four standby letters of credit totaling $20.0 million in connection with four term securitization transactions completed by BLX.
      The guaranty on the BLX revolving line of credit facility can be called by the lenders in the event of a default, which includes certain defaults under our revolving credit facility. Among other requirements, the BLX facility requires that BLX maintain compliance with certain financial covenants such as interest coverage, maximum debt to net worth, asset coverage, and maintenance of certain asset quality metrics. In addition, BLX would have an event of default if BLX failed to maintain its lending status with the SBA and such failure could reasonably be expected to result in a material adverse effect on BLX, or if BLX failed to maintain certain financing programs for the sale or long-term funding of BLX’s loans. At March 31, 2007, BLX received waivers from its lenders with respect to non-compliance with certain covenants, including waiver of compliance with the interest coverage ratio and certain other covenants to permit BLX to comply with its obligations under its agreement with the SBA. In addition, BLX and the SBA are conducting ongoing discussions with respect to BLX’s ability to securitize the unguaranteed portions of SBA loans. The waiver provides that BLX may retain unguaranteed portions of SBA loans on its balance sheet. Certain of these waivers expire on June 30, 2007.
      BLX has a separate non-recourse warehouse facility to enable it to securitize the unguaranteed portion of its SBA loans. BLX has been receiving temporary extensions of the warehouse facility, and the current extension expires on June 1, 2007. BLX is in negotiations with the warehouse facility providers to renew and amend the facility for an additional one year term, subject to satisfactory conclusion of discussions with the SBA with respect to BLX’s ability to securitize the unguaranteed portions of SBA loans. If the current facility were to expire without renewal, the outstanding amounts owing to the warehouse providers do not become immediately due and payable. Instead, BLX would be required to apply substantially all collections on the unguaranteed interests that currently are in the warehouse facility to repay the outstanding amounts owing to the warehouse providers until the warehouse providers were paid in full, similar to an amortizing term loan. In such an event, BLX would not have the right to sell additional unguaranteed interests in SBA loans into this facility.
      The current market conditions for small business loans remain very competitive, and as a result, BLX continues to experience higher loan prepayments in its securitized loan portfolio. This competitive environment has also had an effect on BLX’s ability to grow its SBA loan origination volume. As a result, BLX has introduced non-SBA real estate loan products in order to diversify its lending products and develop new market niches. We are discussing various funding alternatives with BLX to more effectively accommodate their non-SBA real estate lending activities. We believe that the changes in BLX’s operations and the effect of BLX’s current regulatory issues and ongoing investigations will require a restructure or recapitalization of BLX given the current set of covenants under its revolving credit facility.
      We are monitoring BLX’s discussions with the SBA, the senior lenders and the warehouse securitization facility providers, and we intend to work with BLX management to implement its business plan, including funding alternatives. The ultimate resolution of these matters could have a material adverse impact on BLX’s financial condition, and, as a result, our financial results could be negatively affected.
      Advantage Sales & Marketing, Inc.     At December 31, 2005, our investment in Advantage totaled $257.7 million at cost and $660.4 million at value, or 16.4% of our total assets, which included unrealized appreciation of $402.7 million. We completed the purchase of a majority ownership in Advantage in June 2004.
      On March 29, 2006, we sold our majority equity interest in Advantage. We were repaid our $184 million in subordinated debt outstanding and realized a gain at closing on our equity investment sold of $433.1 million, subject to post-closing adjustments. Subsequent to closing on this sale, we realized additional gains in 2006 resulting from post-closing adjustments totaling $1.3 million. In addition, there is potential for us to receive additional consideration through an earn-out payment that would be based on Advantage’s 2006 audited results. Our realized gain of $434.4 million for the year ended December 31, 2006, subject to post-closing adjustments, excludes any earn-out amounts.
      As consideration for the common stock sold in the transaction, we received a $150 million subordinated note, with the balance of the consideration paid in cash. In addition, a portion of our cash proceeds from the sale of the common stock were placed in escrow, subject to certain holdback provisions. At March 31, 2007, the amount of the escrow included in other assets on our consolidated balance sheet was approximately $24 million. For tax purposes, the receipt of the $150 million subordinated note as part of our consideration for the common stock sold and the hold back of certain proceeds in escrow has allowed us, through installment treatment, to defer the recognition of taxable income for a portion of our realized gain until the note or other amounts are collected.
      In connection with the sale transaction, we retained an equity investment in the business valued at $15 million at closing as a minority shareholder. During the fourth quarter of 2006, Advantage made a distribution on this minority equity investment, which reduced our cost basis to zero and resulted in a realized gain of $4.8 million.
      Total interest and related portfolio income earned from our investment in Advantage while we held a majority equity interest was $14.1 million (which included a prepayment premium of $5.0 million) for the three months ended March 31, 2006, and for the year ended December 31, 2006, and $37.4 million and $21.3 million, for the years ended December 31, 2005 and 2004, respectively. In addition, we earned structuring fees of $2.3 million on our new $150 million subordinated debt investment in Advantage upon the closing of the sale transaction in the first quarter of 2006.
      Our investment in Advantage at March 31, 2007, which was composed of subordinated debt and a minority equity interest, totaled $152.4 million at cost and $163.4 million at value, which included unrealized appreciation of $11.0 million.
      Advantage is a sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.

Commercial Real Estate Finance
      The commercial real estate finance portfolio at value, investment activity, and the yield on interest-bearing investments at and for the three months ended March 31, 2007 and 2006, and at and for the years ended December 31, 2006, 2005, and 2004, were as follows:

	At and for the
	Three Months Ended March 31,				At and for the Years Ended December 31,

	2007		2006		2006		2005		2004

	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)
($ in millions)
Portfolio at value:
CMBS bonds	$—		$—		$—		$—		$373.8	14.6%
CDO bonds and preferred shares	—		—		—		—		212.6	16.8%
Commercial mortgage loans	72.2	7.5%	102.7	7.6%	71.9	7.5%	102.6	7.6%	95.0	6.8%
Real estate owned	21.0		15.0		19.6		13.9		16.9
Equity interests	29.3		11.7		26.7		10.6		13.0

Total portfolio	$122.5		$129.4		$118.2		$127.1		$711.3

Investments funded	$—		$2.0		$14.4		$213.5		$383.7
Change in accrued or reinvested interest	$(0.4)		$1.0		$1.0		$(18.0)		$6.6
Principal collections related to investment repayments or sales(2)	$0.4		$3.8		$39.9		$799.5		$357.3

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.

(2)	Principal collections related to investment repayments or sales for the year ended December 31, 2005, included $718.1 million related to the sale of our CMBS and CDO portfolio in May 2005.

     Our commercial real estate investments funded for the years ended December 31, 2006, 2005, and 2004, were as follows:

	Face		Amount
	Amount	Discount	Funded
($ in millions)
For the Year Ended December 31, 2006
Commercial mortgage loans	$8.0	$—	$8.0
Equity interests	6.4	—	6.4

Total	$14.4	$—	$14.4

For the Year Ended December 31, 2005
CMBS bonds(1)	$211.5	$(90.5)	$121.0
Commercial mortgage loans	88.5	(0.8)	87.7
Equity interests	4.8	—	4.8

Total	$304.8	$(91.3)	$213.5

For the Year Ended December 31, 2004
CMBS bonds	$419.1	$(183.7)	$235.4
CDO bonds and preferred shares	40.5	(0.1)	40.4
Commercial mortgage loans	112.1	(8.2)	103.9
Equity interests	4.0	—	4.0

Total	$575.7	$(192.0)	$383.7

(1)	The CMBS bonds invested in during 2005, were sold on May 3, 2005.
     At March 31, 2007, we had outstanding funding commitments related to commercial mortgage loans and equity interests of $8.9 million, and commitments in the form of standby letters of credit and guarantees related to equity interests of $6.9 million.
      During the fourth quarter of 2006, we sold commercial mortgage loans with a total outstanding principal balance of $21.1 million and realized a gain of $0.7 million. As these loans were purchased at prices that were based in part on comparable Treasury rates, we had a related hedge in place to protect against movements in Treasury rates. Upon the loan sale, we settled the related hedge, which resulted in a realized gain of $0.5 million, which was included in the realized gain on the sale of $0.7 million. At March 31, 2007, we did not have any similar hedges in place.
      Sale of CMBS Bonds and Collateralized Debt Obligation Bonds and Preferred Shares.     On May 3, 2005, we completed the sale of our portfolio of commercial mortgage-backed securities (CMBS) and real estate related collateralized debt obligation (CDO) bonds and preferred shares to affiliates of Caisse de dépôt et placement du Québec (the Caisse) for cash proceeds of $976.0 million and a net realized gain of $227.7 million, after transaction and other costs of $7.8 million. Transaction costs included investment banking fees, legal and other professional fees, and other transaction costs. The CMBS and CDO assets sold had a cost basis at closing of $739.8 million, including accrued interest of $21.7 million. Upon the closing of the sale, we settled all the hedge positions relating to these assets, which resulted in a net realized loss of $0.7 million, which was included in the net realized gain on the sale. Under the sale agreement, we agreed not to primarily invest in CMBS and real estate-related CDOs and refrain from certain other real estate-related investing or servicing activities for a period of three years, or through May 2008, subject to certain limitations and excluding our existing portfolio and related activities.

PORTFOLIO ASSET QUALITY
      Portfolio by Grade. We employ a grading system for our entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is used for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is used for investments that are in workout and for which some loss of principal is expected.
      At March 31, 2007, and December 31, 2006 and 2005, our portfolio was graded as follows:

	2007		2006		2005

		Percentage		Percentage		Percentage
	Portfolio	of Total	Portfolio	of Total	Portfolio	of Total
Grade	at Value	Portfolio	at Value	Portfolio	at Value	Portfolio

($ in millions)
1	$1,468.8	32.6%	$1,307.3	29.1%	$1,643.0	45.6%
2	2,457.6	54.6	2,672.3	59.4	1,730.8	48.0
3	339.7	7.6	308.1	6.9	149.1	4.1
4	99.3	2.2	84.2	1.9	26.5	0.7
5	133.4	3.0	124.2	2.7	57.0	1.6

	$4,498.8	100.0%	$4,496.1	100.0%	$3,606.4	100.0%

      The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment, and exit activity, changes in the grade of investments to reflect our expectation of performance, and changes in investment values.
      Total Grade 4 and 5 portfolio assets were $232.7 million, $208.4 million and $83.5 million, respectively, or were 5.2%, 4.6% and 2.3%, respectively, of the total portfolio value at March 31, 2007, and December 31, 2006 and 2005. Grade 4 and 5 assets include loans, debt securities, and equity securities. We expect that a number of investments will be in the Grades 4 or 5 categories from time to time. Part of the private equity business is working with troubled portfolio companies to improve their businesses and protect our investment. The number and amount of investments included in Grade 4 and 5 may fluctuate from period to period. We continue to follow our historical practice of working with portfolio companies in order to recover the maximum amount of our investment.
      At March 31, 2007, and December 31, 2006, $155.1 million and $135.9 million, respectively, of our investment in BLX at value was classified as Grade 3, which included our Class A equity interests and certain of our Class B equity interests that were not depreciated. At both March 31, 2007, and December 31, 2006, $74.8 million of our investment in BLX at value was classified as Grade 5, which included certain of our Class B equity interests and our Class C equity interests that were depreciated. At December 31, 2005, our investment in BLX of $357.1 million at value was classified as Grade 1. See “— Private Finance, Business Loan Express, LLC” above.

      Loans and Debt Securities on Non-Accrual Status. At March 31, 2007, and December 31, 2006 and 2005, loans and debt securities at value not accruing interest for the total investment portfolio were as follows:

	2007	2006	2005
($ in millions)
Loans and debt securities in workout status (classified as Grade 4 or 5)(1)
Private finance
Companies more than 25% owned	$45.5	$51.1	$15.6
Companies 5% to 25% owned	4.9	4.0	—
Companies less than 5% owned	61.0	31.6	11.4
Commercial real estate finance	4.9	12.2	12.9
Loans and debt securities not in workout status
Private finance
Companies more than 25% owned	121.2	87.1	58.0
Companies 5% to 25% owned	7.2	7.2	0.5
Companies less than 5% owned	26.9	38.9	49.5
Commercial real estate finance	14.3	6.7	7.9

Total	$285.9	$238.8	$155.8

Percentage of total portfolio	6.4%	5.3%	4.3%

(1)	Workout loans and debt securities exclude equity securities that are included in the total Grade 4 and 5 assets above.
     In general, interest is not accrued on loans and debt securities if we have doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. In addition, interest may not accrue on loans to portfolio companies that are more than 50% owned by us depending on such company’s capital requirements. To the extent interest payments are received on a loan that is not accruing interest, we may use such payments to reduce our cost basis in the investment in lieu of recognizing interest income. At March 31, 2007, and December 31, 2006, our Class A equity interests in BLX of $85.8 million and $66.6 million, which represented 1.9% and 1.5% of the total portfolio at value, respectively, were included in non-accruals. The BLX 25% Class A equity interests were placed on non-accrual status during the fourth quarter of 2006. See “— Private Finance, Business Loan Express, LLC” above.
      Loans and Debt Securities Over 90 Days Delinquent. Loans and debt securities greater than 90 days delinquent at value at March 31, 2007, and December 31, 2006 and 2005, were as follows:

	2007	2006	2005

($ in millions)
Private finance	$161.4	$46.5	$74.6
Commercial mortgage loans	17.9	1.9	6.1

Total	$179.3	$48.4	$80.7

Percentage of total portfolio	4.0%	1.1%	2.2%
      The amount of loans and debt securities over 90 days delinquent increased to $179.3 million at March 31, 2007, from $48.4 million at December 31, 2006. The increase in loans and debt securities over 90 days delinquent primarily relates to not receiving payment on our Class A equity interests of BLX of $85.8 million, which represented 1.9% of the total portfolio at value. The Class A equity interests were placed on non-accrual during the fourth quarter of 2006. See “— Private Finance, Business Loan Express, LLC” above.
      The amount of the portfolio that is on non-accrual status or greater than 90 days delinquent may vary from period to period. Loans and debt securities on non-accrual status and over 90 days delinquent should not be added together as they are two separate measures of portfolio asset quality. Loans and debt securities that are in both categories (i.e., on non-accrual status and over 90 days delinquent) totaled $159.2 million, $44.3 million, and $60.7 million at March 31, 2007, and December 31, 2006 and 2005, respectively.
OTHER ASSETS AND OTHER LIABILITIES
      Other assets is composed primarily of fixed assets, assets held in deferred compensation trusts, prepaid expenses, deferred financing and offering costs, and accounts receivable, which includes amounts received in connection with the sale of portfolio companies, including amounts held in escrow, and other receivables from portfolio companies. At March 31, 2007, and December 31, 2006 and 2005, other assets totaled $148.0 million, $123.0 million, and $87.9 million, respectively. The increase since December 31, 2005, was primarily the result of amounts received in connection with the sale of Advantage and certain other portfolio companies that are being held in escrow. See “— Private Finance” above.
      Accounts payable and other liabilities is primarily composed of the liabilities related to the deferred compensation trust and accrued interest, bonus and taxes, including excise tax. At March 31, 2007, and December 31, 2006 and 2005, accounts payable and other liabilities totaled $116.3 million, $147.1 million, and $102.9 million, respectively. The decrease from December 31, 2006, to March 31, 2007, was primarily the result of the payment of liabilities at December 31, 2006, in the first quarter of 2007 related to accrued 2006 bonuses of $38.0 million, excise tax of $15.4 million and an extra dividend of $7.5 million, offset by an increase in liabilities for the first quarter of 2007 related to accrued 2007 bonuses and excise taxes totaling $13.4 million and an increase in accrued interest payable of $12.5 million. The increase from December 31, 2005, to December 31, 2006, was primarily the result of an increase in the liability related to the deferred compensation trust of $13.6 million, accrued bonus of $11.3 million, accrued interest payable of $10.3 million, and accrued excise tax of $9.2 million. Accrued interest payable fluctuates from period to period depending on the amount of debt outstanding and the contractual payment dates of the interest on such debt.

RESULTS OF OPERATIONS
Comparison of the Three Months Ended March 31, 2007 and 2006
      The following table summarizes our operating results for the three months ended March 31, 2007 and 2006.

	For the Three Months
	Ended March 31,
				Percent
	2007	2006	Change	Change
(in thousands, except per share amounts)
	(unaudited)
Interest and Related Portfolio Income
Interest and dividends	$101,983	$88,881	$13,102	15%
Fees and other income	5,969	22,130	(16,161)	(73)%

Total interest and related portfolio income	107,952	111,011	(3,059)	(3)%

Expenses
Interest	30,288	24,485	5,803	24%
Employee	21,928	21,428	500	2%
Employee stock options	3,661	3,606	55	2%
Administrative	13,224	11,334	1,890	17%

Total operating expenses	69,101	60,853	8,248	14%

Net investment income before income taxes	38,851	50,158	(11,307)	(23)%
Income tax expense (benefit), including excise tax	(649)	8,858	(9,507)	(107)%

Net investment income	39,500	41,300	(1,800)	(4)%

Net Realized and Unrealized Gains (Losses)
Net realized gains	27,666	432,835	(405,169)	*
Net change in unrealized appreciation or depreciation	65,920	(374,548)	440,468	*

Total net gains (losses)	93,586	58,287	35,299	*

Net income	$133,086	$99,587	$33,499	34%

Diluted earnings per common share	$0.87	$0.70	$0.17	24%

Weighted average common shares outstanding — diluted	152,827	141,738	11,089	8%

*	Net change in unrealized appreciation or depreciation and net gains (losses) can fluctuate significantly from period to period. As a result, comparisons may not be meaningful.

     Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income and fees and other income.
      Interest and Dividends. Interest and dividend income for the three months ended March 31, 2007 and 2006, was composed of the following:

	2007	2006
($ in millions)
Interest
Private finance loans and debt securities	$96.6	$82.6
Commercial mortgage loans	1.3	2.8
Cash, U.S. Treasury bills, money market and other securities	2.8	2.9

Total interest	100.7	88.3
Dividends	1.3	0.6

Total interest and dividends	$102.0	$88.9

      The level of interest income, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The interest-bearing investments in the portfolio at value and the yield on the interest-bearing investments in the portfolio at March 31, 2007 and 2006, were as follows:

	2007		2006

	Value	Yield(1)	Value	Yield(1)
($ in millions)
Private finance loans and debt securities	$3,091.3	11.7%	$2,530.0	12.5%
Commercial mortgage loans	72.2	7.5%	102.7	7.6%

Total	$3,163.5	11.6%	$2,632.7	12.3%

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.
     Our interest income from our private finance loans and debt securities has increased year over year primarily as a result of the growth in this portfolio, net of the reduction in yield. The private finance portfolio yield at March 31, 2007, of 11.7% as compared to the private finance portfolio yield of 12.5% at March 31, 2006, reflects the mix of debt investments in the private finance portfolio. The weighted average yield varies from period to period based on the current stated interest on loans and debt securities and the amount of loans and debt securities for which interest is not accruing. See the discussion of the private finance portfolio yield above under the caption “— Portfolio and Investment Activity — Private Finance.”
      Interest income from cash, U.S. Treasury bills, money market and other securities results primarily from interest earned on our liquidity portfolio. See “Financial Condition, Liquidity and Capital Resources” below. The value and weighted average yield of the liquidity portfolio was $205.0 million and 5.3%, respectively, at March 31, 2007, and $201.8 million and 5.3%, respectively, at December 31, 2006.

      Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income will vary from period to period depending upon the timing and amount of dividends that are declared or paid by a portfolio company on preferred or common equity interests.
      Fees and Other Income. Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management and consulting services to portfolio companies, commitments, guarantees, and other services and loan prepayment premiums. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters.
      Fees and other income for the three months ended March 31, 2007 and 2006, included fees relating to the following:

	2007	2006
($ in millions)
Structuring and diligence	$1.8	$11.0
Management, consulting and other services provided to portfolio companies(1)	1.8	4.1
Commitment, guaranty and other fees from portfolio companies(2)	2.0	1.7
Loan prepayment premiums	0.3	5.3
Other income	0.1	—

Total fees and other income	$6.0	$22.1

(1)	2006 includes $1.8 million in management fees from Advantage prior to its sale on March 29, 2006. See “— Portfolio and Investment Activity” above for further discussion.

(2)	Includes guaranty and other fees from BLX of $1.4 million and $1.6 million for 2007 and 2006, respectively. See “— Private Finance, Business Loan Express, LLC” above.

     Fees and other income are generally related to specific transactions or services and therefore may vary substantially from period to period depending on the level of investment activity and types of services provided. Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.
      Structuring and diligence fees primarily relate to the level of new investment originations. Private finance investments funded were $170.2 million for the three months ended March 31, 2007, as compared to $795.9 million for the three months ended March 31, 2006.
      Loan prepayment premiums for the three months ended March 31, 2006, included $5.0 million related to the repayment of our subordinated debt in connection with the sale of our majority equity interest in Advantage on March 29, 2006. See “— Portfolio and Investment Activity” above for further discussion. While the scheduled maturities of private finance and commercial real estate loans generally range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan. Accordingly, the amount of prepayment premiums will vary depending on the level of repayments and the age of the loans at the time of repayment.
      Mercury and BLX. Mercury and BLX were our largest investments at value at March 31, 2007 and 2006, and together represented 10.6% and 12.3% of our total assets, respectively.
      Total interest and related portfolio income from these investments for the three months ended March 31, 2007 and 2006, was as follows:

	2007	2006
($ in millions)
Mercury	$2.1	$3.1
BLX	$1.4	$6.1
      See “— Portfolio and Investment Activity” above for further detail on Mercury and BLX.
      Operating Expenses. Operating expenses include interest, employee, employee stock options, and administrative expenses.
      Interest Expense. The fluctuations in interest expense during the three months ended March 31, 2007 and 2006, were primarily attributable to changes in the level of our borrowings under various notes payable and our revolving line of credit. Our borrowing activity and weighted average cost of debt, including fees and debt financing costs, at and for the three months ended March 31, 2007 and 2006, were as follows:

	2007	2006
($ in millions)
Total outstanding debt	$1,891.5	$1,274.2
Average outstanding debt	$1,841.2	$1,491.5
Weighted average cost(1)	6.5%	6.5%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees, other facility fees and debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.
     In addition, interest expense included interest paid to the Internal Revenue Service related to installment sale gains totaling $0.3 million and $0.2 million for the three months ended March 31, 2007 and 2006, respectively. Installment interest expense for the year ended December 31, 2007, is estimated to be a total of $6.4 million. See “Dividends and Distributions” below.
      Employee Expense. Employee expenses for the three months ended March 31, 2007 and 2006, were as follows:

	2007	2006
($ in millions)
Salaries and employee benefits	$21.4	$17.3
Individual performance award (IPA)	2.5	1.7
IPA mark to market expense (benefit)	(4.0)	1.0
Individual performance bonus (IPB)	2.0	1.4

Total employee expense	$21.9	$21.4

Number of employees at end of period	170	155

      The change in salaries and employee benefits reflects the effect of an increase in number of employees, compensation increases, and the change in mix of employees given their area of responsibility and relevant experience level. Salaries and employee benefits include an accrual for employee bonuses, which are generally paid annually after the completion of the fiscal year. The quarterly accrual is based upon an estimate of annual bonuses and is subject to change. The amount of the current year bonuses will be finalized by the Compensation Committee and the Board of Directors at the end of the year. Salaries and employee benefits included accrued bonuses of $10.4 million and $7.9 million for the three months ended March 31, 2007 and 2006, respectively.
      The IPA is a long-term incentive compensation program for certain officers. The IPA, which is generally determined annually at the beginning of each year, is deposited into a deferred compensation trust generally in four equal installments, on a quarterly basis, in the form of cash. The trustee is required to use the cash to purchase shares of our common stock in the open market. The accounts of the trust are consolidated with our accounts. We are required to mark to market the liability of the trust and this adjustment is recorded to the IPA compensation expense. Because the IPA is deferred compensation, the cost of this award is not a current expense for purposes of computing our taxable income. The expense is deferred for tax purposes until distributions are made from the trust.
      We also have an IPB, which is distributed in cash to award recipients equally throughout the year (beginning in February of each year) as long as the recipient remains employed by us.
      The Compensation Committee and the Board of Directors have determined the IPA and the IPB for 2007 and they are currently estimated to be approximately $10 million each; however, the Compensation Committee may adjust the IPA or IPB as needed, or make new awards as new officers are hired. If a recipient terminates employment during the year, any further cash contribution for the IPA or remaining cash payments under the IPB would be forfeited.
      In connection with our 2006 Annual Meeting of Stockholders, the stockholders approved the issuance of up to 2.5 million shares of our common stock in exchange for the cancellation of vested “in-the-money” stock options granted to certain officers and directors under our Amended Stock Option Plan. Under the initiative, which has been reviewed and approved by our Board of Directors, all optionees who hold vested stock options with exercise prices below the market value of the stock (or “in-the-money” options), would be offered the opportunity to receive an Option Cancellation Payment (OCP) equal to the “in-the-money” value of the stock options cancelled, which would be paid one-half in cash and one-half in shares of our common stock, in exchange for their voluntary cancellation of their vested stock options. As part of this initiative, the Board of Directors has adopted a target ownership program that establishes minimum ownership levels for our senior officers and continues to further align the interests of our officers with those of our stockholders. We have not yet implemented the OCP as of May 8, 2007, but intend to do so in the future.
      Based on the 13 million vested options outstanding and the market price of $30.50 of our stock on March 10, 2006, the date used for disclosure in our 2006 proxy, the OCP would be approximately $106 million if all option holders choose to cancel all vested in-the-money options in exchange for the OCP. As of March 31, 2007, there were 17 million vested options outstanding, of which 13 million were in-the-money. Using the market price of $28.81 of our stock on March 31, 2007, the OCP would be approximately $86 million if all option holders choose to cancel all vested in-the-money options in exchange for the OCP. As the consideration paid by us for the OCP will not exceed the fair value of the options to be canceled, no expense will be recorded for the transaction in accordance with the guidance in FASB Statement No. 123 (Revised 2004). However, the cash portion of the OCP, or approximately one-half of the payment, will reduce our paid in capital and will therefore reduce our net asset value. For income tax purposes, our tax expense resulting from the OCP would be similar to the tax expense that would result from an exercise of stock options in the market. Any tax deduction for us resulting from the OCP or an exercise of stock options in the market would be limited by Section 162(m) of the Code for persons subject to Section 162(m).
      Stock Options Expense. In December 2004, the FASB issued Statement No. 123 (Revised 2004), Share-Based Payment (the “Statement”), which requires companies to recognize the grant-date fair value of stock options and other equity-based compensation issued to employees in the income statement. The Statement was effective January 1, 2006, and it applies to our stock option plan. Our employee stock options are typically granted with ratable vesting provisions, and we amortize the compensation cost over the related service period. The Statement was adopted using the modified prospective method of application, which required us to recognize compensation costs on a prospective basis beginning January 1, 2006. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the remaining service period in the statement of operations beginning in 2006, using the fair value amounts determined for proforma disclosure under Statement No. 123. With respect to options granted on or after January 1, 2006, compensation cost based on estimated grant date fair value is recognized in the statement of operations over the service period. The stock option expense for the three months ended March 31, 2007 and 2006, was as follows:

	2007	2006
($ in millions)
Employee Stock Option Expense:
Previously awarded, unvested options as of January 1, 2006	$3.2	$3.4
Options granted on or after January 1, 2006	0.5	0.2

Total employee stock option expense	$3.7	$3.6

      We estimate that the employee-related stock option expense under the Statement that will be recorded in our statement of operations will be approximately $11.8 million, $4.0 million, and $0.1 million for the years ended December 31, 2007, 2008, and 2009, respectively, which includes approximately $1.9 million, $1.0 million, and $0.1 million, respectively, related to options granted since adoption of the Statement (January 1, 2006). This estimate may change if our assumptions related to future option forfeitures change. This estimate does not include any expense related to future stock option grants as the fair value of those stock options will be determined at the time of grant.
      Administrative Expense. Administrative expenses include legal and accounting fees, valuation assistance fees, insurance premiums, the cost of leases for our headquarters in Washington, DC, and our regional offices, portfolio origination and development expenses, travel costs, stock record expenses, directors’ fees and stock option expense, and various other expenses. Administrative expenses for the three months ended March 31, 2007 and 2006, were as follows:

	2007	2006
($ in millions)
Administrative expenses	$9.9	$8.4
Investigation related costs	3.3	2.9

Total administrative expenses	$13.2	$11.3

      Administrative expenses for the three months ended March 31, 2007, included costs of $1.4 million incurred to engage a third party to work with BLX, a portfolio company controlled by us, to conduct a review of BLX’s current internal control systems, with a focus on preventing fraud and further strengthening BLX’s operations. See “— Private Finance, Business Loan Express, LLC” above. Excluding these costs, administrative expenses for the three months ended March 31, 2007, were $8.5 million as compared to $8.4 million for the three months ended March 31, 2006.
      Investigation related costs include costs associated with requests for information in connection with government investigations and other legal matters. We expect that we will continue to incur legal and other costs associated with these matters. These expenses remain difficult to predict. See “Business — Legal Proceedings” below.
      Income Tax Expense (Benefit), Including Excise Tax.     Income tax expense (benefit) for the three months ended March 31, 2007 and 2006, was as follows:

	2007	2006
($ in millions)
Income tax expense (benefit)	$(4.2)	$0.5
Excise tax expense	3.6	8.4

Income tax expense (benefit), including excise tax	$(0.6)	$8.9

      Our wholly owned subsidiary, A.C. Corporation, is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate based on its operating results in a given period.
      Our estimated annual taxable income for 2007 currently exceeds our estimated dividend distributions to shareholders from such taxable income in 2007, and such estimated excess taxable income will be distributed in 2008. Therefore, we will generally be required to pay a 4% excise tax on the excess of 98% of our taxable income over the amount of actual distributions from such taxable income. We have recorded an estimated excise tax of $3.6 million for the three months ended March 31, 2007. See “Dividends and Distributions.” While excise tax expense is presented in the Consolidated Statement of Operations as a reduction to net investment income, excise tax relates to both net investment income and net realized gains.
      In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation is effective for fiscal years beginning after December 15, 2006. The adoption of this interpretation did not have a significant effect on our consolidated financial position or our results of operations.
      Realized Gains and Losses. Net realized gains primarily result from the sale of equity securities associated with certain private finance investments and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains for the three months ended March 31, 2007 and 2006, were as follows:

	2007	2006
($ in millions)
Realized gains	$33.2	$436.5
Realized losses	(5.5)	(3.7)

Net realized gains	$27.7	$432.8

      When we exit an investment and realize a gain or loss, we make an accounting entry to reverse any unrealized appreciation or depreciation, respectively, we had previously recorded to reflect the appreciated or depreciated value of the investment. For the three months ended March 31, 2007 and 2006, we reversed previously recorded unrealized appreciation or depreciation when gains or losses were realized as follows:

	2007	2006
($ in millions)
Reversal of previously recorded net unrealized appreciation associated with realized gains	$(32.1)	$(393.6)
Reversal of previously recorded net unrealized depreciation associated with realized losses	5.8	2.7

Total reversal	$(26.3)	$(390.9)

      Realized gains for the three months ended March 31, 2007 and 2006, were as follows:
     ($ in millions)

2007

Portfolio Company	Amount

Private Finance:
Palm Coast Data, LLC	$20.0
Mogas Energy, LLC	4.5
Tradesmen International, Inc.	3.8
ForeSite Towers, LLC	3.8
Other	1.1

Total realized gains	$33.2

2006

Portfolio Company	Amount

Private Finance:
Advantage Sales & Marketing, Inc.	$433.1
Nobel Learning Communications, Inc.	1.5
The Debt Exchange, Inc.	1.1
Other	0.2

Total private finance	435.9

Commercial Real Estate:
Other	0.6

Total commercial real estate	0.6

Total realized gains	$436.5

      Realized losses for the three months ended March 31, 2007 and 2006, were as follows:
     ($ in millions)

2007

Portfolio Company	Amount

Private Finance:
Legacy Partners Group, LLC	$5.8
Other	(0.3)

Total realized losses	$5.5

2006

Portfolio Company	Amount

Private Finance:
Aspen Pet Products, Inc.	$1.5
Nobel Learning Communities, Inc.	1.4
Other	0.5

Total private finance	3.4

Commercial Real Estate:
Other	0.3

Total commercial real estate	0.3

Total realized losses	$3.7

      Change in Unrealized Appreciation or Depreciation. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. At March 31, 2007, portfolio investments recorded at fair value were approximately 90% of our total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.
      As a business development company, we have invested in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments may be subject to certain restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.
      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.
      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values. However, we must derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. This financial and other information is generally obtained from the portfolio companies, and may represent unaudited, projected or pro forma financial information. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, the entry multiple for the transaction, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      CDO/CLO Assets are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our CDO/CLO Assets as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. We determine the fair value of our CDO/CLO Assets on an individual security-by-security basis. If we were to sell a group of these CDO/CLO Assets in a pool in one or more transactions, the total value received for that pool may be different than the sum of the fair values of the individual assets.
      As a participant in the private equity business, we invest primarily in private middle market companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control.
      We currently intend to continue to work with third-party consultants to obtain assistance in determining fair value for a portion of the private finance portfolio each quarter. We work with these consultants to obtain assistance as additional support in the preparation of our internal valuation analysis. In addition, we may receive third-party assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process. The valuation analysis prepared by management using these third-party valuation resources, when applicable, is submitted to our Board of Directors for its determination of fair value of the portfolio in good faith.
      We receive third-party valuation assistance from Duff & Phelps, LLC (Duff & Phelps) and Houlihan Lokey Howard and Zukin for our private finance portfolio. For the three months ended March 31, 2007 and 2006, we received third-party valuation assistance as follows:

	2007	2006

	Q1	Q1

Number of private finance portfolio companies reviewed	88	78
Percentage of private finance portfolio reviewed at value	91.8%	87.0%
      Professional fees for third-party valuation assistance were $1.5 million for the year ended December 31, 2006, and are estimated to be approximately $1.6 million for 2007.
      Net Change in Unrealized Appreciation or Depreciation. Net change in unrealized appreciation or depreciation for the three months ended March 31, 2007 and 2006, consisted of the following:

	2007(1)	2006(1)
($ in millions)
Net unrealized appreciation (depreciation)	$92.2	$16.4
Reversal of previously recorded unrealized appreciation associated with realized gains	(32.1)	(393.6)
Reversal of previously recorded unrealized depreciation associated with realized losses	5.8	2.7

Net change in unrealized appreciation or depreciation	$65.9	$(374.5)

(1)	The net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, quarterly comparisons may not be meaningful.
     Valuation of Mercury Air Centers, Inc. In April 2007, we signed a definitive agreement to sell our majority equity interest in Mercury for an enterprise value of approximately $427 million, subject to pre-and post-closing adjustments. See “ — Portfolio and Investment Activity” above. At March 31, 2007, we estimated the enterprise value of Mercury to be $384 million given that the closing of the transaction is subject to certain closing conditions, including regulatory approvals, and the sales price is subject to pre-and post-closing adjustments and certain holdback provisions. Using the enterprise value at March 31, 2007, of $384 million we determined the value of our investments in Mercury to be $301.4 million, which resulted in unrealized appreciation of $216.6 million at March 31, 2007. This is an increase in unrealized appreciation in the first quarter of 2007 of $56.7 million. We received valuation assistance from Duff & Phelps for our investment in Mercury at March 31, 2007, and December 31, 2006. The transaction is expected to close in the third quarter of 2007, upon satisfying certain closing conditions, including regulatory approvals.

      Valuation of Business Loan Express, LLC. Our investment in BLX totaled $314.5 million at cost and $229.9 million at value at March 31, 2007, and $295.3 million at cost and $210.7 million at value at December 31, 2006. To determine the value of our investment in BLX at March 31, 2007, we performed numerous valuation analyses to determine a range of values including: (1) analysis of comparable public company trading multiples; (2) analysis of BLX’s value assuming an initial public offering; (3) analysis of merger and acquisition transactions for financial services companies; (4) a discounted dividend analysis; and (5) adding BLX’s net asset value (adjusted for certain discounts) to the estimated value of BLX’s business operations, which was determined by using a discounted cash flow model. In performing the valuation analyses at March 31, 2007, we continued to consider the impact of various changes in BLX’s business model due to the competitive environment for small business loans and BLX’s newer non-SBA real estate lending products. We also continued to consider BLX’s current regulatory issues and ongoing investigations. (See “— Private Finance, Business Loan Express, LLC” above.) We received valuation assistance from Duff & Phelps for our investment in BLX at March 31, 2007, and December 31, 2006.
      With respect to the analysis of comparable public company trading multiples and the analysis of BLX’s value assuming an initial public offering, we compute a median trailing and forward price earnings multiple to apply to BLX’s pro-forma net income adjusted for certain capital structure changes that we believe would likely occur should the company be sold. Each quarter we evaluate which public commercial finance companies should be included in the comparable group. The comparable group at March 31, 2007, was made up of CIT Group, Inc., Financial Federal Corporation, GATX Corporation, and Marlin Business Services Corporation, which is consistent with the comparable group at December 31, 2006.
      Our investment in BLX at March 31, 2007, was valued at $229.9 million. This fair value was within the range of values determined by our valuation analyses discussed above. Unrealized depreciation on our investment was $84.6 million at March 31, 2007. Net change in unrealized appreciation or depreciation included no change for the three months ended March 31, 2007, and a net decrease of $22.7 million for the three months ended March 31, 2006.
      Per Share Amounts. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average common shares used to compute diluted earnings per share, which were 152.8 million and 141.7 million for the three months ended March 31, 2007 and 2006, respectively.

Comparison of the Years Ended December 31, 2006, 2005, and 2004
      The following table summarizes our operating results for the years ended December 31, 2006, 2005, and 2004.

				Percent				Percent
	2006	2005	Change	Change	2005	2004	Change	Change
(in thousands, except per share amounts)
Interest and Related Portfolio Income
Interest and dividends	$386,427	$317,153	$69,274	22%	$317,153	$319,642	$(2,489)	(1)%
Fees and other income	66,131	56,999	9,132	16%	56,999	47,448	9,551	20%

Total interest and related portfolio income	452,558	374,152	78,406	21%	374,152	367,090	7,062	2%

Expenses
Interest	100,600	77,352	23,248	30%	77,352	75,650	1,702	2%
Employee	92,902	78,300	14,602	19%	78,300	53,739	24,561	46%
Employee stock options	15,599	—	15,599	—	—	—	—	—
Administrative	39,005	69,713	(30,708)	(44)%	69,713	34,686	35,027	101%

Total operating expenses	248,106	225,365	22,741	10%	225,365	164,075	61,290	37%

Net investment income before income taxes	204,452	148,787	55,665	37%	148,787	203,015	(54,228)	(27)%
Income tax expense (benefit), including excise tax	15,221	11,561	3,660	32%	11,561	2,057	9,504	462%

Net investment income	189,231	137,226	52,005	38%	137,226	200,958	(63,732)	(32)%

Net Realized and Unrealized Gains (Losses)
Net realized gains	533,301	273,496	259,805	95%	273,496	117,240	156,256	133%
Net change in unrealized appreciation or depreciation	(477,409)	462,092	(939,501)	*	462,092	(68,712)	530,804	*

Total net gains (losses)	55,892	735,588	(679,696)	*	735,588	48,528	687,060	*

Net income	$245,123	$872,814	$(627,691)	(72)%	$872,814	$249,486	$623,328	250%

Diluted earnings per common share	$1.68	$6.36	$(4.68)	(74)%	$6.36	$1.88	$4.48	238%

Weighted average common shares outstanding — diluted	145,599	137,274	8,325	6%	137,274	132,458	4,816	4%

*	Net change in unrealized appreciation or depreciation and net gains (losses) can fluctuate significantly from year to year.

     Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income and fees and other income.
      Interest and Dividends. Interest and dividend income for the years ended December 31, 2006, 2005, and 2004, was composed of the following:

	2006	2005	2004
($ in millions)
Interest
Private finance loans and debt securities	$359.9	$251.0	$195.2
CMBS and CDO portfolio	—	29.4	93.3
Commercial mortgage loans	8.3	7.6	9.4
Cash, U.S. Treasury bills, money market and other securities	14.0	9.4	3.1

Total interest	382.2	297.4	301.0
Dividends	4.2	19.8	18.6

Total interest and dividends	$386.4	$317.2	$319.6

      The level of interest income, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The interest-bearing investments in the portfolio at value and the yield on the interest-bearing investments in the portfolio at December 31, 2006, 2005, and 2004, were as follows:

	2006		2005		2004

($ in millions)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)

Private finance loans and debt securities	$3,185.2	11.9%	$2,094.9	13.0%	$1,602.9	13.9%
CMBS and CDO	—	—	—	—	586.4	15.4%
Commercial mortgage loans	71.9	7.5%	102.6	7.6%	95.0	6.8%

Total	$3,257.1	11.8%	$2,197.5	12.8%	$2,284.3	14.0%

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.
     Our interest income from our private finance loans and debt securities has increased year over year primarily as a result of the growth in this portfolio, net of the reduction in yield. The private finance portfolio yield at December 31, 2006, of 11.9% as compared to the private finance portfolio yield of 13.0% and 13.9% at December 31, 2005 and 2004, respectively, reflects the mix of debt investments in the private finance portfolio. The weighted average yield varies from year to year based on the current stated interest on loans and debt securities and the amount of loans and debt securities for which interest is not accruing. See the discussion of the private finance portfolio yield above under the caption “— Portfolio and Investment Activity — Private Finance.”
      There was no interest income from the CMBS and real estate-related CDO portfolio in 2006 as we sold this portfolio on May 3, 2005. The CMBS and CDO portfolio sold had a cost basis of $718.1 million and a weighted average yield on the cost basis of the portfolio of approximately 13.8%. We generally reinvested the principal proceeds from the CMBS and CDO portfolio into our private finance portfolio.

      Our interest income from cash, U.S. Treasury bills, money market and other securities has increased primarily as a result of the fluctuations in our level of investments in U.S. Treasury bills, money market and other securities and the weighted average yield on these securities. During the fourth quarter of 2005, we established a liquidity portfolio that is composed primarily of money market and other securities and U.S. Treasury bills. See “Financial Condition, Liquidity and Capital Resources” below. The value and weighted average yield of the liquidity portfolio was $201.8 million and 5.3%, respectively, at December 31, 2006, and $200.3 million and 4.2%, respectively, at December 31, 2005.
      Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income will vary from year to year depending upon the timing and amount of dividends that are declared or paid by a portfolio company on preferred or common equity interests. Dividend income for the year ended December 31, 2006, did not include any dividends from BLX. See “— Private Finance, Business Loan Express, LLC” above. Dividend income for the years ended December 31, 2005 and 2004, included dividends from BLX on the Class B equity interests held by us of $14.0 million and $14.8 million, respectively. For the year ended December 31, 2005, $12.0 million of these dividends were paid in cash and $2.0 million of these dividends were paid through the issuance of additional Class B equity interests. For the year ended December 31, 2004, the dividends were paid through the issuance of additional Class B equity interests.
      Fees and Other Income. Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management and consulting services to portfolio companies, commitments, guarantees, and other services and loan prepayment premiums. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters.
      Fees and other income for the years ended December 31, 2006, 2005, and 2004, included fees relating to the following:

	2006	2005	2004
($ in millions)
Structuring and diligence	$37.3	$24.6	$18.4
Management, consulting and other services provided to portfolio companies(1)	11.1	14.4	11.4
Commitment, guaranty and other fees from portfolio companies(2)	8.8	9.3	9.4
Loan prepayment premiums	8.8	6.3	5.5
Other income	0.1	2.4	2.7

Total fees and other income(3)	$66.1	$57.0	$47.4

(1)	2006 includes $1.8 million in management fees from Advantage prior to its sale on March 29, 2006. See “— Portfolio and Investment Activity” above for further discussion. 2005 and 2004 include $6.5 million and $3.1 million, respectively, in management fees from Advantage.

(2)	Includes guaranty and other fees from BLX of $6.1 million, $6.3 million, and $6.0 million for 2006, 2005, and 2004, respectively. See “— Private Finance, Business Loan Express, LLC” above.

(3)	Fees and other income related to the CMBS and CDO portfolio were $4.1 million and $6.2 million for 2005 and 2004, respectively. As noted above, we sold our CMBS and CDO portfolio on May 3, 2005.

     Fees and other income are generally related to specific transactions or services and therefore may vary substantially from year to year depending on the level of investment activity and types of services provided. Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.
      Structuring and diligence fees primarily relate to the level of new investment originations. Private finance investments funded were $2.4 billion for the year ended December 31, 2006, as compared to $1.5 billion and $1.1 billion for the years ended December 31, 2005 and 2004, respectively. Structuring and diligence fees for the years ended December 31, 2006, 2005, and 2004, included structuring fees from companies more than 25% owned totaling $8.3 million, $9.1 million, and $11.4 million, respectively.
      Loan prepayment premiums for the year ended December 31, 2006, included $5.0 million related to the repayment of our subordinated debt in connection with the sale of our majority equity interest in Advantage on March 29, 2006. See “— Portfolio and Investment Activity” above for further discussion. While the scheduled maturities of private finance and commercial real estate loans generally range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan. Accordingly, the amount of prepayment premiums will vary depending on the level of repayments and the age of the loans at the time of repayment.
      Mercury, BLX and Advantage. Mercury and BLX were our largest investments at value at December 31, 2006, and together represented 9.3% of our total assets. Advantage and BLX were our largest investments at value at December 31, 2005 and 2004, and together represented 25.3% and 19.0% of our total assets, respectively.
      Total interest and related portfolio income from these investments for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
($ in millions)
Mercury	$9.9	$9.5	$7.4
BLX	$19.7	$37.5	$50.0
Advantage(1)	$14.1	$37.4	$21.3

(1)	Includes income from the period we had a majority interest only. See “— Portfolio and Investment Activity” above for further discussion.
     See “— Portfolio and Investment Activity” above for further detail on Mercury, BLX and Advantage.
      Operating Expenses. Operating expenses include interest, employee, employee stock options, and administrative expenses.
      Interest Expense. The fluctuations in interest expense during the years ended December 31, 2006, 2005, and 2004, were primarily attributable to changes in the level of our borrowings under various notes payable and our revolving line of credit. Our borrowing activity and weighted average cost of debt, including fees and debt financing costs, at and for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
($ in millions)
Total outstanding debt	$1,899.1	$1,284.8	$1,176.6
Average outstanding debt	$1,491.0	$1,087.1	$985.6
Weighted average cost(1)	6.5%	6.5%	6.6%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees, other facility fees and debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.
     In addition, interest expense included interest paid to the Internal Revenue Service related to installment sale gains totaling $0.9 million and $0.6 million for the years ended December 31, 2006 and 2005, respectively. See “Dividends and Distributions” below.
      Interest expense also included interest on our obligations to replenish borrowed Treasury securities related to our hedging activities of $0.7 million, $1.4 million, and $5.2 million for the years ended December 31, 2006, 2005, and 2004, respectively.
      Employee Expense. Employee expenses for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
($ in millions)
Salaries and employee benefits	$73.8	$57.3	$40.7
Individual performance award (IPA)	8.1	7.0	13.4
IPA mark to market expense (benefit)	2.9	2.0	(0.4)
Individual performance bonus (IPB)	8.1	6.9	—
Transition compensation, net(1)	—	5.1	—

Total employee expense	$92.9	$78.3	$53.7

Number of employees at end of period	170	131	162

(1)	Transition compensation for the year ended December 31, 2005, included $3.1 million of costs under retention agreements and $3.1 million of transition services bonuses awarded to certain employees in the commercial real estate group as a result of the sale of the CMBS and CDO portfolio. Transition compensation costs were reduced by $1.1 million for salary reimbursements from CWCapital under a transition services agreement.
     The change in salaries and employee benefits reflects the effect of an increase in number of employees, compensation increases, and the change in mix of employees given their area of responsibility and relevant experience level. The overall increase in employee expense during 2006 also reflects the competitive environment for attracting and retaining talent in the private equity industry. Salaries and employee benefits include an accrual for employee bonuses, which are generally paid annually after the completion of the fiscal year. Salaries and employee benefits included bonus expense of $38.2 million, $26.9 million, and $12.4 million for the years ended December 31, 2006, 2005, and 2004, respectively.
      At December 31, 2006 and 2005, the total accrued bonus was $38.2 million and $26.9 million, respectively, and was included in Accounts Payable and Other Liabilities on the accompanying Balance Sheet.
      See “Employee Expense” included in the “Comparison of the Three Months Ended March 31, 2007 and 2006” above for a discussion of the IPA and the IPB.

      Stock Options Expense. In December 2004, the FASB issued Statement No. 123 (Revised 2004), Share-Based Payment (the “Statement”). We adopted the Statement in the first quarter of 2006 as discussed above under “Stock Options Expense” included in the “Comparison of the Three Months Ended March 31, 2007 and 2006.” The stock option expense for the year ended December 31, 2006, was as follows:

2006
($ in millions)
Employee Stock Option Expense:
Previously awarded, unvested options as of January 1, 2006	$13.2
Options granted on or after January 1, 2006	2.4

Total employee stock option expense	$15.6

      In addition to the employee stock option expense, for the year ended December 31, 2006, administrative expense included $0.2 million of expense related to options granted to directors during the year. Options granted to non-officer directors vest on the grant date and therefore, the full expense is recorded on the grant date.
      Administrative Expense. Administrative expenses include legal and accounting fees, valuation assistance fees, insurance premiums, the cost of leases for our headquarters in Washington, DC, and our regional offices, portfolio origination and development expenses, travel costs, stock record expenses, directors’ fees and stock option expense, and various other expenses. Administrative expenses for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
($ in millions)
Administrative expenses	$34.0	$33.3	$30.1
Investigation related costs	5.0	36.4	4.6

Total administrative expenses	$39.0	$69.7	$34.7

      The increase in administrative expenses, excluding investigation related costs, for the year ended December 31, 2005, over the year ended December 31, 2004, was primarily due to increased expenses related to evaluating potential new investments of $2.0 million, accounting fees of $0.8 million, recruiting and employee training costs of $0.6 million, and valuation assistance fees of $0.5 million, offset by a decrease in expenses related to a decline in portfolio workout expenses of $0.6 million.
      Investigation related costs include costs associated with requests for information in connection with government investigations and other legal matters. We expect that we will continue to incur legal and other costs associated with these matters. These expenses remain difficult to predict. See “Business — Legal Proceedings” below.
      Income Tax Expense (Benefit), Including Excise Tax.     Income tax expense (benefit) for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
($ in millions)
Income tax expense (benefit)	$0.1	$5.4	$1.1
Excise tax expense(1)	15.1	6.2	1.0

Income tax expense (benefit), including excise tax	$15.2	$11.6	$2.1

(1)	2006 includes an accrual for estimated excise tax of $15.4 million for the year ended December 31, 2006, net of the reversal of over accrued estimated excise taxes related to 2005 of $0.3 million.

     Our wholly owned subsidiary, A.C. Corporation, is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate based on its operating results in a given period. In addition, our estimated annual taxable income for 2006 exceeded our dividend distributions to shareholders for 2006 from such taxable income, and such estimated excess taxable income will be distributed in 2007. Therefore, we will be required to pay a 4% excise tax on the excess of 98% of our taxable income for 2006 over the amount of actual distributions for 2006. Accordingly, we accrued an estimated excise tax of $15.4 million for the year ended December 31, 2006, based upon our current estimate of annual taxable income for 2006. See “Dividends and Distributions.”
      While excise tax expense is presented in the Consolidated Statement of Operations as a reduction to net investment income, excise tax relates to both net investment income and net realized gains. At December 31, 2006 and 2005, excise tax payable was $15.4 million and $6.2 million, respectively, which was included in Accounts Payable and Other Liabilities on the accompanying Balance Sheet.
      Realized Gains and Losses. Net realized gains primarily result from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds and CDO bonds and preferred shares, and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
($ in millions)
Realized gains	$557.5	$343.1	$267.7
Realized losses	(24.2)	(69.6)	(150.5)

Net realized gains	$533.3	$273.5	$117.2

      When we exit an investment and realize a gain or loss, we make an accounting entry to reverse any unrealized appreciation or depreciation, respectively, we had previously recorded to reflect the appreciated or depreciated value of the investment. For the years ended December 31, 2006, 2005, and 2004, we reversed previously recorded unrealized appreciation or depreciation when gains or losses were realized as follows:

	2006	2005(1)	2004
($ in millions)
Reversal of previously recorded net unrealized appreciation associated with realized gains	$(501.5)	$(108.0)	$(210.5)
Reversal of previously recorded net unrealized depreciation associated with realized losses	22.5	68.0	151.8

Total reversal	$(479.0)	$(40.0)	$(58.7)

(1)	Includes the reversal of net unrealized appreciation of $6.5 million on the CMBS and CDO assets sold and the related hedges. The net unrealized appreciation recorded on these assets prior to their sale was determined on an individual security-by-security basis. The net gain realized upon the sale of $227.7 million reflects the total value received for the portfolio as a whole.

     Realized gains for the years ended December 31, 2006, 2005, and 2004, were as follows:
($ in millions)

2006

Portfolio Company	Amount

Private Finance:
Advantage Sales & Marketing, Inc.(1)	$434.4
STS Operating, Inc.	94.8
Oriental Trading Company, Inc.	8.9
Advantage Sales & Marketing, Inc.(2)	4.8
United Site Services, Inc.	3.3
Component Hardware Group, Inc.	2.8
Opinion Research Corporation	1.9
Nobel Learning Communities, Inc.	1.5
MHF Logistical Solutions, Inc.	1.2
The Debt Exchange, Inc.	1.1
Other	1.5

Total private finance	556.2

Commercial Real Estate:
Other	1.3

Total commercial real estate	1.3

Total realized gains	$557.5

2005

Portfolio Company	Amount

Private Finance:
Housecall Medical Resources, Inc.	$53.7
Fairchild Industrial Products Company	16.2
Apogen Technologies Inc.	9.0
Polaris Pool Systems, Inc.	7.4
MasterPlan, Inc.	3.7
U.S. Security Holdings, Inc.	3.3
Ginsey Industries, Inc.	2.8
E-Talk Corporation	1.6
Professional Paint, Inc.	1.6
Oriental Trading Company, Inc.	1.0
Woodstream Corporation	0.9
Impact Innovations Group, LLC	0.8
DCS Business Services, Inc.	0.7
Other	3.4

Total private finance	106.1

Commercial Real Estate:
CMBS/CDO assets, net(3)	227.7
Other	9.3

Total commercial real estate	237.0

Total realized gains	$343.1

2004

Portfolio Company	Amount

Private Finance:
The Hillman Companies, Inc.	$150.3
CorrFlex Graphics, LLC	25.7
Professional Paint, Inc.	13.7
Impact Innovations Group, LLC	11.1
The Hartz Mountain Corporation	8.3
Housecall Medical Resources, Inc.	7.2
International Fiber Corporation	5.2
CBA-Mezzanine Capital Finance, LLC	4.1
United Pet Group, Inc.	3.8
Oahu Waste Services, Inc.	2.8
Grant Broadcasting Systems II	2.7
Matrics, Inc.	2.1
SmartMail, LLC	2.1
Other	7.6

Total private finance	246.7

Commercial Real Estate:
CMBS/CDO assets, net(3)	17.4
Other	3.6

Total commercial real estate	21.0

Total realized gains	$267.7

(1)	Represents the realized gain on our majority equity investment only. See “—Private Finance” above.

(2)	Represents a realized gain on our minority equity investment only. See “—Private Finance” above.

(3)	Net of net realized losses from related hedges of $0.7 million and $3.8 million for the years ended December 31, 2005 and 2004, respectively.

     Realized losses for the years ended December 31, 2006, 2005, and 2004, were as follows:
($ in millions)

2006

Portfolio Company	Amount

Private Finance:
Staffing Partners Holding Company, Inc.	$10.6
Acme Paging, L.P.	4.7
Cooper Natural Resources, Inc.	2.2
Aspen Pet Products, Inc.	1.6
Nobel Learning Communities, Inc.	1.4
Other	1.6

Total private finance	22.1

Commercial Real Estate:
Other	2.1

Total commercial real estate	2.1

Total realized losses	$24.2

2005

Portfolio Company	Amount

Private Finance:
Norstan Apparel Shops, Inc.	$18.5
Acme Paging, L.P.	13.8
E-Talk Corporation	9.0
Garden Ridge Corporation	7.1
HealthASPex, Inc.	3.5
MortgageRamp, Inc.	3.5
Maui Body Works, Inc.	2.7
Packaging Advantage Corporation	2.2
Other	3.7

Total private finance	64.0

Commercial Real Estate:
Other	5.6

Total commercial real estate	5.6

Total realized losses	$69.6

2004

Portfolio Company	Amount

Private Finance:
American Healthcare Services, Inc.	$32.9
The Color Factory, Inc.	24.5
Executive Greetings, Inc.	19.3
Sydran Food Services II, L.P.	18.2
Ace Products, Inc.	17.6
Prosperco Finanz Holding AG	7.5
Logic Bay Corporation	5.0
Sun States Refrigerated Services, Inc.	4.7
Chickasaw Sales & Marketing, Inc.	3.8
Sure-Tel, Inc.	2.3
Liberty-Pittsburgh Systems, Inc.	2.0
EDM Consulting, LLC	1.9
Pico Products, Inc.	1.7
Impact Innovations Group, LLC	1.7
Interline Brands, Inc.	1.3
Startec Global Communications Corporation	1.1
Other	2.7

Total private finance	148.2

Commercial Real Estate:
Other	2.3

Total commercial real estate	2.3

Total realized losses	$150.5

      Change in Unrealized Appreciation or Depreciation. For a discussion of our fair value methodology, see “Change in Unrealized Appreciation or Depreciation” included in the “Comparison of the Three Months Ended March 31, 2007 and 2006” above.

      Private Finance. We receive third-party valuation assistance from Duff & Phelps and Houlihan Lokey Howard and Zukin for our private finance portfolio. For the years ended December 31, 2006 and 2005, we received third-party valuation assistance as follows:

	2006				2005

	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1

Number of private finance portfolio companies reviewed	81	105	78	78	80	89	72	36
Percentage of private finance portfolio reviewed at value	82.9%	86.5%	89.6%	87.0%	92.4%	89.3%	83.0%	74.5%
      Professional fees for third-party valuation assistance for the years ended December 31, 2006, 2005, and 2004, were $1.5 million, $1.4 million, and $0.9 million, respectively.
      Net Change in Unrealized Appreciation or Depreciation. Net change in unrealized appreciation or depreciation for the years ended December 31, 2006, 2005, and 2004, consisted of the following:

	2006(1)	2005(1)	2004(1)
($ in millions)
Net unrealized appreciation or depreciation	$1.6	$502.1	$(10.0)
Reversal of previously recorded unrealized appreciation associated with realized gains	(501.5)	(108.0)	(210.5)
Reversal of previously recorded unrealized depreciation associated with realized losses	22.5	68.0	151.8

Net change in unrealized appreciation or depreciation	$(477.4)	$462.1	$(68.7)

(1)	The net change in unrealized appreciation or depreciation can fluctuate significantly from year to year. As a result, annual comparisons may not be meaningful.
     Valuation of Business Loan Express, LLC. Our investment in BLX totaled $295.3 million at cost and $210.7 million at value at December 31, 2006, and $299.4 million at cost and $357.1 million at value at December 31, 2005. To determine the value of our investment in BLX at December 31, 2006, we performed numerous valuation analyses to determine a range of values including: (1) analysis of comparable public company trading multiples; (2) analysis of BLX’s value assuming an initial public offering; (3) analysis of merger and acquisition transactions for financial services companies; (4) a discounted dividend analysis; and (5) adding BLX’s net asset value (adjusted for certain discounts) to the value of BLX’s business operations, which was determined by using a discounted cash flow model. In performing the valuation analyses at December 31, 2006, we considered the impact of various changes in BLX’s business model due to the competitive environment for small business loans and BLX’s newer non-SBA real estate lending products. We also considered BLX’s regulatory issues and ongoing investigations when we performed our valuation as of December 31, 2006. (See Note 3, “Portfolio” of our Notes to the 2006 Consolidated Financial Statements.) The competitive SBA lending environment, our estimates of future profitability, and the impact of BLX’s legal and regulatory matters resulted in a decrease in the value of our investment in BLX at December 31, 2006. We received valuation assistance from Duff & Phelps for our investment in BLX at December 31, 2006, 2005, and 2004.

      With respect to the analysis of comparable public company trading multiples and the analysis of BLX’s value assuming an initial public offering, we compute a median trailing and forward price earnings multiple to apply to BLX’s pro-forma net income adjusted for certain capital structure changes that we believe would likely occur should the company be sold. Each quarter we evaluate which public commercial finance companies should be included in the comparable group. The comparable group at December 31, 2006, was made up of CIT Group, Inc., Financial Federal Corporation, GATX Corporation, and Marlin Business Services Corporation, which is consistent with the comparable group at December 31, 2005.
      Our investment in BLX at December 31, 2006, was valued at $210.7 million. This fair value was within the range of values determined by our valuation analyses discussed above. Unrealized depreciation on our investment was $84.6 million at December 31, 2006. Net change in unrealized appreciation or depreciation included a net decrease of $142.3 million and $32.3 million for the years ended December 31, 2006 and 2004, respectively, and a net increase of $2.9 million for the year ended December 31, 2005.
      Per Share Amounts. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average common shares used to compute diluted earnings per share, which were 145.6 million, 137.3 million, and 132.5 million for the years ended December 31, 2006, 2005, and 2004, respectively.
OTHER MATTERS
      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Code. As long as we qualify as a regulated investment company, we generally are not taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.
      Dividends are paid to shareholders from taxable income. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses generally are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. See “Dividends and Distributions” below.
      Dividends declared and paid by us in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital. We are generally required to distribute 98% of our taxable income during the year the income is earned to avoid paying an excise tax. If this requirement is not met, the Code imposes a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried over and distributed to shareholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. See “Dividends and Distributions” below.
      In order to maintain our status as a regulated investment company and obtain regulated investment company tax benefits, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to shareholders at least 90% of our annual investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.
DIVIDENDS AND DISTRIBUTIONS
      Total regular quarterly dividends to common shareholders were $2.42, $2.30, and $2.28 per common share for the years ended December 31, 2006, 2005, and 2004, respectively. An extra cash dividend of $0.05, $0.03 and $0.02 per common share was declared during 2006, 2005, and 2004, respectively, and was paid to shareholders on January 19, 2007, January 27, 2006, and January 28, 2005, respectively.
      Dividends to common shareholders for the three months ended March 31, 2007 and 2006, were $95.8 million and $82.5 million, respectively, or $0.63 per common share for the first quarter of 2007 and $0.59 per common share for the first quarter of 2006. The Board of Directors has declared a dividend of $0.64 per common share for the second quarter of 2007.
      Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Dividends are declared considering our estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. To the extent that we earn annual taxable income in excess of dividends paid from such taxable income for the year, we may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Code (see discussion below). Such income will be treated under the Code as having been distributed during the prior year for purposes of our qualification for RIC tax treatment for such year. The maximum amount of excess taxable income that we may carry over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. Excess taxable income carried over and paid out in the next year is generally subject to a 4% excise tax. We believe that carrying over excess taxable income into future periods may provide increased visibility with respect to taxable earnings available to pay the regular quarterly dividend.
      Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses generally are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.
      The summary of our taxable income and distributions of such taxable income for the years ended December 31, 2006, 2005, and 2004, is as follows:

	2006	2005	2004
($ in millions)
	(ESTIMATED)(1)
Taxable income(2)	$595.5	$445.0	$323.2
Taxable income earned in current year and carried forward for distribution in next year	(397.1)	(156.5)	(26.0)
Taxable income earned in prior year and carried forward and distributed in current year	156.5	26.0	2.1

Total dividends to common shareholders	$354.9	$314.5	$299.3

(1)	Our taxable income for 2006 is an estimate and will not be finally determined until we file our 2006 tax return in September 2007. Therefore, the final taxable income and the taxable income earned in 2006 and carried forward for distribution in 2007 may be different than the estimate above. See “Risk Factors” above and Note 10, “Dividends and Distributions and Taxes” of our Notes to the 2006 Consolidated Financial Statements.

(2)	See Note 10, “Dividends and Distributions and Taxes” of our Notes to the 2006 Consolidated Financial Statements for further information on the differences between net income for book purposes and taxable income.

     Our estimated annual taxable income for 2006 exceeded our dividend distributions to shareholders for 2006 from such taxable income, and, therefore, we have carried over excess taxable income, which is currently estimated to be $397.1 million, for distribution to shareholders in 2007. Estimated excess taxable income for 2006 represents approximately $120.6 million of ordinary income and approximately $276.5 million of net long-term capital gains.
      Dividends for 2007 will first be paid out of the excess taxable income carried over from 2006. Given our regular quarterly dividend payout, which for the first quarter of 2007 was $95.8 million, we expect that substantially all of the 2007 dividend payments will be made from excess 2006 taxable earnings. Given the significant amount of estimated excess taxable income carried forward from 2006 for distribution in 2007, we currently expect that our estimated annual taxable income for 2007 will be significantly in excess of our estimated dividend distributions to shareholders in 2007 from such taxable income, and, therefore, we expect to carry over excess taxable income for distribution to shareholders in 2008. We expect that we will generally be required to pay a 4% excise tax on the excess of 98% of our taxable income for 2007 over the amount of actual distributions from such taxable income in 2007. For the three months ended March 31, 2007, we recorded an excise tax of $3.6 million. Excise taxes are accrued based upon estimated excess taxable income as estimated taxable income is earned, therefore, the excise tax accrued to date in 2007 may be adjusted as appropriate in the remainder of 2007 to reflect changes in our estimate of the carry over amount and additional excise tax may be accrued during the remainder of 2007 as additional excess taxable income is earned, if any. Our ability to earn the estimated annual taxable income for 2007 depends on many factors, including our ability to make new investments at attractive yields, the level of repayments in the portfolio, the realization of gains or losses from portfolio exits, and the level of operating expenses incurred. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.”
      In addition to excess taxable income available to be carried over from 2006 for distribution in 2007, we currently estimate that we have cumulative deferred taxable income related to installment sale gains of approximately $220.7 million as of December 31, 2006, which is composed of cumulative deferred taxable income of $39.6 million as of December 31, 2005, and approximately $181.1 million for the year ended December 31, 2006. These gains have been recognized for financial reporting purposes in the respective years they were realized, but generally will be deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. The installment sale gains for 2006 are estimates and will not be finally determined until we file our 2006 tax return in September 2007. See “Other Matters — Regulated Investment Company Status” above.
      To the extent that installment sale gains are deferred for recognition in taxable income, we pay interest to the Internal Revenue Service. Installment-related interest expense for the three months ended March 31, 2007 and 2006, was $0.3 million and $0.2 million, respectively, and for the years ended December 31, 2006 and 2005 was $0.9 million and $0.6 million, respectively. This interest is included in interest expense in our Consolidated Statement of Operations.
FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES
      At March 31, 2007, and December 31, 2006 and 2005, our liquidity portfolio (see below), cash and investments in money market and other securities, total assets, total debt outstanding, total shareholders’ equity, debt to equity ratio and asset coverage for senior indebtedness were as follows:

($ in millions)	2007	2006	2005

Liquidity portfolio (including money market and other securities: 2007-$205.0; 2006-$201.8; 2005-$100.0)	$205.0	$201.8	$200.3
Cash and investments in money market securities (including money market and other securities: 2007-$66.2; 2006-$0.4; 2005-$22.0)	$66.5	$2.1	$53.3
Total assets	$4,986.1	$4,887.5	$4,025.9
Total debt outstanding	$1,891.5	$1,899.1	$1,284.8
Total shareholders’ equity	$2,978.3	$2,841.2	$2,620.5
Debt to equity ratio(1)	0.64	0.67	0.49
Asset coverage ratio(2)	257%	250%	309%

(1)	The debt to equity ratio adjusted for the liquidity portfolio was 0.57, 0.60, and 0.41 at March 31, 2007, and December 31, 2006 and 2005, respectively, which is calculated as (a) total debt less the value of the liquidity portfolio divided by (b) total shareholders’ equity.

(2)	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.
     Cash generated from the portfolio includes cash flow from net investment income and net realized gains and principal collections related to investment repayments or sales. Cash flow provided by our operating activities before new investment activity for the three months ended March 31, 2007 and 2006, and for the years ended December 31, 2006, 2005, and 2004, was as follows:

	For the
	Three Months
	Ended March 31,		For the Year Ended December 31,

	2007	2006	2006	2005	2004
($ in millions)
Net cash provided by (used in) operating activities	$19.4	$(17.7)	$(597.5)	$116.0	$(179.3)
Add: portfolio investments funded	170.2	647.9	2,257.8	1,668.1	1,472.4

Total cash provided by operating activities before new investments	$189.6	$630.2	$1,660.3	$1,784.1	$1,293.1

      In addition to the net cash flow provided by our operating activities before funding investments, we have sources of liquidity through our liquidity portfolio and revolving line of credit as discussed below.
      At March 31, 2007, and December 31, 2006 and 2005, the value and yield of the securities in the liquidity portfolio were as follows:

	2007		2006		2005

	Value	Yield	Value	Yield	Value	Yield
($ in millions)
U.S. Treasury bills	$—	—	$—	—	$100.3	4.3%
Money market securities	163.8	5.3%	161.2	5.3%	100.0	4.1%
Certificate of Deposit(1)	41.2	5.5%	40.6	5.6%	—	—

Total	$205.0	5.3%	$201.8	5.3%	$200.3	4.2%

(1)	The certificate of deposit at March 31, 2007, matures in June 2007.
     The liquidity portfolio was established to provide a pool of liquid assets within our balance sheet. Our investment portfolio is primarily composed of private, illiquid assets for which there is no readily available market. We assess the amount held in and the composition of the liquidity portfolio throughout the year.
      We invest otherwise uninvested cash in U.S. government- or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term securities. We place our cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.
      We employ an asset-liability management approach that focuses on matching the estimated maturities of our investment portfolio to the estimated maturities of our borrowings. We use our revolving line of credit facility as a means to bridge to long-term financing in the form of debt or equity capital, which may or may not result in temporary differences in the matching of estimated maturities. Availability on the revolving line of credit, net of amounts committed for standby letters of credit issued under the line of credit facility, was $888.0 million on March 31, 2007. We evaluate our interest rate exposure on an ongoing basis. Generally, we seek to fund our primarily fixed-rate debt portfolio and our equity portfolio with fixed-rate debt or equity capital. To the extent deemed necessary, we may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques.

      During the three months ended March 31, 2007 and 2006, we sold new equity of $93.8 million and $83.0 million, respectively, in public offerings. During the years ended December 31, 2006 and 2004, we sold new equity of $295.8 million and $70.3 million, respectively, in public offerings. We did not sell new equity in a public offering during the year ended December 31, 2005. During the years ended December 31, 2005 and 2004, we issued $7.2 million and $3.2 million, respectively, of our common stock as consideration for investments. In addition, shareholders’ equity increased by $5.8 million, $7.7 million, $27.7 million, $77.5 million, and $51.3 million through the exercise of stock options, the collection of notes receivable from the sale of common stock, and the issuance of shares through our dividend reinvestment plan for the three months ended March 31, 2007 and 2006, and for the years ended December 31, 2006, 2005, and 2004, respectively.
      We currently target a debt to equity ratio ranging between 0.50:1.00 to 0.70:1.00 because we believe that it is prudent to operate with a larger equity capital base and less leverage.
      At March 31, 2007, and December 31, 2006 and 2005, we had outstanding debt as follows:

	2007					2006					2005

					Annual					Annual					Annual
					Return to					Return to					Return to
			Annual		Cover			Annual		Cover			Annual		Cover
	Facility	Amount	Interest		Interest	Facility	Amount	Interest		Interest	Facility	Amount	Interest		Interest
	Amount	Outstanding	Cost(1)		Payments(2)	Amount	Outstanding	Cost(1)		Payments(2)	Amount	Outstanding	Cost(1)		Payments(2)
($ in millions)
Notes payable and debentures:
Privately issued unsecured notes payable	$1,041.5	$1,041.5	6.1%		1.3%	$1,041.4	$1,041.4	6.1%		1.3%	$1,164.5	$1,164.5	6.2%		1.8%
Publicly issued unsecured notes payable	850.0	850.0	6.7%		1.1%	650.0	650.0	6.6%		0.9%	—	—	—		—%
SBA debentures (3)	—	—	—%		—%	—	—	—%		—%	28.5	28.5	7.5%		0.1%

Total notes payable and debentures	1,891.5	1,891.5	6.3%		2.4%	1,691.4	1,691.4	6.3%		2.2%	1,193.0	1,193.0	6.3%		1.9%
Revolving line of credit(6)	922.5	—	—	%(4)	0.1%	922.5	207.7	6.4	%(4)	0.3%	772.5	91.8	5.6	%(4)	0.2%

Total debt	$2,814.0	$1,891.5	6.5	%(5)	2.5%	$2,613.9	$1,899.1	6.5	%(5)	2.5%	$1,965.5	$1,284.8	6.5	% (5)	2.1%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees, other facility fees and the amortization of debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The annual return to cover interest payments is calculated as the March 31, 2007, or December 31, 2006 or 2005, annualized cost of debt per class of financing outstanding divided by total assets at March 31, 2007, or December 31, 2006 or 2005, respectively.

(3)	The SBA debentures were repaid in full during 2006.

(4)	There were no amounts drawn on the revolving line of credit at March 31, 2007. The annual interest cost at December 31, 2006 and 2005, reflects the interest rate payable for borrowings under the revolving line of credit. In addition to the current interest rate payable, there were annual costs of commitment fees, other facility fees and amortization of debt financing costs of $3.8 million, $3.9 million and $3.3 million at March 31, 2007, and December 31, 2006 and 2005, respectively.

(5)	The annual interest cost for total debt includes the annual cost of commitment fees and the amortization of debt financing costs on the revolving line of credit and other facility fees regardless of the amount outstanding on the facility as of the balance sheet date.

(6)	At March 31, 2007, $888.0 million remained unused and available on the revolving line of credit, net of amounts committed for standby letters of credit of $34.5 million issued under the credit facility.

     Privately Issued Unsecured Notes Payable. We have privately issued unsecured long-term notes to institutional investors, primarily insurance companies. The notes have five- or seven-year maturities, with maturity dates beginning in 2008 and have fixed rates of interest. The notes require payment of interest only semi-annually, and all principal is due upon maturity. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreements.
      We have issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as our other unsecured notes. The Euro notes require annual interest payments and the Sterling notes require semi-annual interest payments until maturity. Simultaneous with issuing the notes, we entered into a cross currency swap with a financial institution which fixed our interest and principal payments in U.S. dollars for the life of the debt.
      On October 16, 2006, we repaid $150.0 million of unsecured long-term debt that matured. This debt had a fixed interest rate of 7.2%. We used cash generated from operations and borrowings on our revolving line of credit to repay this debt.
      On May 1, 2006, we issued $50.0 million of unsecured long-term debt with a fixed interest rate of 6.8%. This debt matures in May 2013. The proceeds of this issuance were used to repay $25 million of 7.5% unsecured long-term debt that matured on May 1, 2006, and the remainder was used to fund new portfolio investments and for general corporate purposes.
      On October 13, 2005, we issued $261.0 million of five-year and $89.0 million of seven-year unsecured long-term notes, primarily to insurance companies. The five-and seven-year notes have fixed interest rates of 6.2% and 6.3%, respectively, and have substantially the same terms as our existing unsecured long-term notes. We used a portion of the proceeds from the new long-term note issuance to repay $125.0 million of our existing unsecured long-term notes that matured on October 15, 2005, and had an annual weighted average interest cost of 8.3%. During the second quarter of 2005, we repaid $40.0 million of the unsecured notes payable.
      Publicly Issued Unsecured Notes Payable. At March 31, 2007, we had outstanding publicly issued unsecured notes as follows:

	Amount	Maturity Date
($ in millions)
6.625% Notes due 2011	$400.0	July 15, 2011
6.000% Notes due 2012	250.0	April 1, 2012
6.875% Notes due 2047	200.0	April 15, 2047

Total	$850.0

      The 6.625% Notes due 2011 and the 6.000% Notes due 2012 require payment of interest only semi-annually, and all principal is due upon maturity. We have the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.
      On March 28, 2007, we completed the issuance of $200.0 million of 6.875% Notes due 2047 for net proceeds of $193.0 million (net of underwriting discounts and estimated offering expenses). In April 2007, we issued additional notes, through an over-allotment option, totaling $30.0 million for net proceeds of $29.1 million (net of underwriting discounts and estimated offering expenses). The notes are listed on the New York Stock Exchange under the trading symbol AFC.

      The 6.875% Notes due 2047 require payment of interest only quarterly, and all principal is due upon maturity. We may redeem these notes in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes.
      Small Business Administration Debentures. Through our small business investment company subsidiary, we had debentures payable to the Small Business Administration (SBA) with contractual maturities of ten years. The notes required payment of interest only semi-annually, and all principal was due upon maturity. For the years ended December 31, 2006 and 2005, we repaid $28.5 million and $49.0 million, respectively, of this outstanding debt. At December 31, 2006, we had no outstanding borrowings from the SBA. Allied Investments L.P., our Small Business Investment Company (SBIC) subsidiary, surrendered its SBIC license and on October 1, 2006, Allied Investments L.P. was merged into its parent, Allied Capital Corporation. Therefore, the SBA is no longer a source of debt capital for us.
      Revolving Line of Credit. At March 31, 2007, we had an unsecured revolving line of credit with a committed amount of $922.5 million that expires on September 30, 2008. The revolving line of credit generally bears interest at a rate equal to (i) LIBOR (for the period we select) plus 1.05% or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America N.A. prime rate. The revolving line of credit requires the payment of an annual commitment fee equal to 0.20% of the committed amount (whether used or unused). The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.
      At March 31, 2007, there were no outstanding borrowings on our unsecured revolving line of credit. The amount available under the line at March 31, 2007, was $888.0 million, net of amounts committed for standby letters of credit of $34.5 million. Net repayments under the revolving line of credit for the three months ended March 31, 2007, were $207.7 million. Net borrowings under the revolving line of credit for the year ended December 31, 2006, were $116.0 million.
      We have various financial and operating covenants required by the revolving line of credit and the privately issued unsecured notes payable outstanding at March 31, 2007. These covenants require us to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. These credit facilities provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events, failure to pay judgments, attachment of our assets, change of control and the issuance of an order of dissolution. Certain of these events of default are subject to notice and cure periods or materiality thresholds. Our credit facilities limit our ability to declare dividends if we default under certain provisions. As of March 31, 2007, and December 31, 2006 and 2005, we were in compliance with these covenants.
      We have certain financial and operating covenants that are required by the publicly issued unsecured notes payable, including that we will maintain a minimum ratio of 200% of total assets to total borrowings, as required by the Investment Company Act of 1940, as amended, while these notes are outstanding. At March 31, 2007, and December 31, 2006, we were in compliance with these covenants.

      The following table shows our significant contractual obligations for the repayment of debt and payment of other contractual obligations as of March 31, 2007.

		Payments Due By Year

							After
	Total	2007	2008	2009	2010	2011	2011
($ in millions)
Unsecured notes payable	$1,891.5	$—	$153.0	$269.0	$408.0	$472.5	$589.0
Revolving line of credit(1)	—	—	—	—	—	—	—
Operating leases	23.5	3.3	4.5	4.6	4.5	1.8	4.8

Total contractual obligations	$1,915.0	$3.3	$157.5	$273.6	$412.5	$474.3	$593.8

(1)	At March 31, 2007, $888.0 million remained unused and available on the revolving line of credit, net of amounts committed for standby letters of credit of $34.5 million issued under the credit facility.
Off-Balance Sheet Arrangements
      In the ordinary course of business, we have issued guarantees and have extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. We have generally issued guarantees of debt, rental and lease obligations. Under these arrangements, we would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The following table shows our guarantees and standby letters of credit that may have the effect of creating, increasing, or accelerating our liabilities as of March 31, 2007.

		Amount of Commitment Expiration Per Year

							After
	Total	2007	2008	2009	2010	2011	2011
($ in millions)
Guarantees	$194.5	$0.3	$3.0	$184.9	$—	$4.4	$1.9
Standby letters of credit(1)	34.5	4.0	30.5	—	—	—	—

Total commitments(2)	$229.0	$4.3	$33.5	$184.9	$—	$4.4	$1.9

(1)	Standby letters of credit are issued under our revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, we have assumed that the standby letters of credit will expire contemporaneously with the expiration of our line of credit in September 2008.

(2)	Our most significant commitments relate to our investment in Business Loan Express, LLC (BLX), which commitments totaled $202.4 million at March 31, 2007. At March 31, 2007, we guaranteed 50% of the outstanding total obligations on BLX’s revolving line of credit for a total guaranteed amount of $179.4 million and we had also provided four standby letters of credit totaling $20.0 million in connection with four term securitizations completed by BLX. In addition, we have agreed to purchase the $3.0 million of Class A equity interests purchased by the chief executive officer of BLX at fair value in the event that BLX amends or otherwise restructures its existing senior credit facility or he is terminated for any reason. See “— Private Finance, Business Loan Express, LLC” above for further discussion.

     In addition, we had outstanding commitments to fund investments totaling $410.8 million at March 31, 2007. See “— Portfolio and Investment Activity — Outstanding Commitments” above. We intend to fund these commitments and prospective investment opportunities with existing cash, through cash flow from operations before new investments, through borrowings under our line of credit or other long-term debt agreements, or through the sale or issuance of new equity capital.
CRITICAL ACCOUNTING POLICIES
      The consolidated financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, certain revenue recognition matters and certain tax matters as discussed below.
        Valuation of Portfolio Investments. As a business development company, we invest in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. Our investments may be subject to certain restrictions on resale and generally have no established trading market. We value substantially all of our investments at fair value as determined in good faith by the Board of Directors in accordance with our valuation policy. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy considers the fact that no ready market exists for substantially all of the securities in which we invest. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/ or our equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.
      See “— Results of Operations — Change in Unrealized Appreciation or Depreciation” above for more discussion on portfolio valuation.
        Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than our cost basis if the amount that would be repaid on the loan or debt security upon the sale of the portfolio company is greater than our cost basis.
      When we receive nominal cost warrants or free equity securities (nominal cost equity), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if we have doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50%

owned by us depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.
        Equity Securities. Our equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      The value of our equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that we have the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.
      Collateralized Debt Obligations (CDO) and Collateralized Loan Obligations (CLO). CDO and CLO bonds and preferred shares/ income notes (CDO/ CLO Assets) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our CDO/CLO Assets as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. We determine the fair value of our CDO/ CLO Assets on an individual security-by-security basis.
      We recognize interest income on the preferred shares/income notes using the effective interest method, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred shares/income notes from the date the estimated yield was changed. CDO and CLO bonds have stated interest rates.
      Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects the change in the value of U.S. Treasury bills and deposits of proceeds from sales of borrowed Treasury securities, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.
      Fee Income. Fee income includes fees for loan prepayment premiums, guarantees, commitments, and services rendered by us to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.
      Federal and State Income Taxes and Excise Tax. We intend to comply with the requirements of the Internal Revenue Code (Code) that are applicable to regulated investment companies (RIC) and real estate investment trusts (REIT). We and any of our subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of our annual taxable income to shareholders; therefore, we have made no provision for income taxes exclusive of excise taxes for these entities.
      If we do not distribute at least 98% of our annual taxable income in the year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.
      Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.
QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK
      Our business activities contain elements of risk. We consider the principal types of market risk to be fluctuations in interest rates. We consider the management of risk essential to conducting our businesses. Accordingly, our risk management systems and procedures are designed to identify and analyze our risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.
      Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our net investment income. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We utilize our revolving line of credit as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense.
      Assuming that the balance sheet as of March 31, 2007, were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected net income by approximately 1% over a one year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.
      In addition, we may have risk regarding portfolio valuation. See “Business — Portfolio Valuation.”

RECENT DEVELOPMENTS
      On May 15, 2007, our stockholders approved an amendment to our Amended Stock Option Plan (the Plan) to increase the number of shares authorized for issuance under the Plan to 37,175,000.
      In addition, on May 15, 2007, the Compensation Committee of the Board of Directors granted options to purchase 6,375,150 shares of our common stock. This included options to purchase 186,000 shares granted to William L. Walton, Chairman and Chief Executive Officer, and options to purchase 139,500 shares granted to each of Joan M. Sweeney, Chief Operating Officer, Penni F. Roll, Chief Financial Officer, Michael J. Grisius, Managing Director, and John D. Shulman, Managing Director.
      Pursuant to an exemptive order from the Securities and Exchange Commission dated September 8, 1999, our non-officer directors are eligible to receive option grants under the Plan. Pursuant to this order, each non-officer director will receive options to purchase 5,000 shares each year on the date of the Annual Meeting of Stockholders. On May 15, 2007, options to purchase a total of 60,000 shares were granted to non-officer directors. These option grants are included in the option grants described above.
      See “Compensation of Directors and Executive Officers” for further information.

SENIOR SECURITIES
      Information about our senior securities is shown in the following tables as of December 31 for the years indicated in the table, unless otherwise noted. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2006, is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Privately Issued Unsecured Notes Payable
1997	$0	$0	$—	N/A
1998	180,000,000	2,734	—	N/A
1999	419,000,000	2,283	—	N/A
2000	544,000,000	2,445	—	N/A
2001	694,000,000	2,453	—	N/A
2002	694,000,000	2,704	—	N/A
2003	854,000,000	3,219	—	N/A
2004	981,368,000	2,801	—	N/A
2005(5)	1,164,540,000	3,086	—	N/A
2006(5)	1,041,400,000	2,496	—	N/A
2007 (as of March 31, unaudited)(6)	1,041,516,000	2,575	—	N/A

Publicly Issued Unsecured Notes Payable
1997	$0	$0	$—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005(5)	0	0	—	N/A
2006(5)	650,000,000	2,496	—	$1,000
2007 (as of March 31, unaudited)(6)	850,000,000	2,575	—	$771

Revolving Lines of Credit
1997	$38,842,000	$2,215	$—	N/A
1998	95,000,000	2,734	—	N/A
1999	82,000,000	2,283	—	N/A
2000	82,000,000	2,445	—	N/A
2001	144,750,000	2,453	—	N/A
2002	204,250,000	2,704	—	N/A
2003	0	0	—	N/A
2004	112,000,000	2,801	—	N/A
2005	91,750,000	3,086	—	N/A
2006	207,750,000	2,496	—	N/A
2007 (as of March 31, unaudited)	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Small Business Administration Debentures(7)
1997	$54,300,000	$2,215	$—	N/A
1998	47,650,000	2,734	—	N/A
1999	62,650,000	2,283	—	N/A
2000	78,350,000	2,445	—	N/A
2001	94,500,000	2,453	—	N/A
2002	94,500,000	2,704	—	N/A
2003	94,500,000	3,219	—	N/A
2004	77,500,000	2,801	—	N/A
2005	28,500,000	3,086	—	N/A
2006	0	0	—	N/A
2007 (as of March 31, unaudited)	0	0	—	N/A

Overseas Private Investment Corporation Loan
1997	$8,700,000	$2,215	$—	N/A
1998	5,700,000	2,734	—	N/A
1999	5,700,000	2,283	—	N/A
2000	5,700,000	2,445	—	N/A
2001	5,700,000	2,453	—	N/A
2002	5,700,000	2,704	—	N/A
2003	5,700,000	3,219	—	N/A
2004	5,700,000	2,801	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007 (as of March 31, unaudited)	0	0	—	N/A

Auction Rate Reset Note
1997	$0	$0	$—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	76,598,000	2,445	—	N/A
2001	81,856,000	2,453	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007 (as of March 31, unaudited)	0	0	—	N/A

Master Repurchase Agreement and Master Loan and Security Agreement
1997	$225,821,000	$2,215	$—	N/A
1998	6,000,000	2,734	—	N/A
1999	23,500,000	2,283	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007 (as of March 31, unaudited)	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Senior Note Payable(8)
1997	$20,000,000	$2,215	$—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007 (as of March 31, unaudited)	0	0	—	N/A

Redeemable Cumulative Preferred Stock(7)(9)
1997	$1,000,000	$217	$100	N/A
1998	1,000,000	267	100	N/A
1999	1,000,000	225	100	N/A
2000	1,000,000	242	100	N/A
2001	1,000,000	244	100	N/A
2002	1,000,000	268	100	N/A
2003	1,000,000	319	100	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007 (as of March 31, unaudited)	0	0	—	N/A
Non-Redeemable Cumulative Preferred Stock(7)
1997	$6,000,000	$217	$100	N/A
1998	6,000,000	267	100	N/A
1999	6,000,000	225	100	N/A
2000	6,000,000	242	100	N/A
2001	6,000,000	244	100	N/A
2002	6,000,000	268	100	N/A
2003	6,000,000	319	100	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007 (as of March 31, unaudited)	0	0	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, except for publicly issued unsecured notes payable, as other senior securities are not registered for public trading. The average market value of the publicly issued unsecured notes payable is calculated as the weighted average face value of the notes.

(5)	See Note 4 to our 2006 consolidated financial statements for a description of the terms.

(6)	See Note 4 to our March 31, 2007, consolidated financial statements for a description of the terms.

(7)	Issued by our small business investment company subsidiary to the Small Business Administration. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act. During 2006, our small business investment company (SBIC) subsidiary surrendered its SBIC license and was merged into its parent.

(8)	We were the obligor on $15 million of the senior notes. Our small business investment company subsidiary was the obligor on the remaining $5 million, which was not subject to the asset coverage requirements of the 1940 Act.

(9)	The Redeemable Cumulative Preferred Stock was reclassified to Other Liabilities on the accompanying financial statements during 2003 in accordance with SFAS No. 150.

BUSINESS
General
      We are a business development company, or BDC, in the private equity business and we are internally managed. Specifically, we provide long-term debt and equity capital to primarily private middle market companies in a variety of industries. We believe the private equity capital markets are important to the growth of small and middle market companies because such companies often have difficulty accessing the public debt and equity capital markets. We believe that we are well positioned to be a source of capital for such companies. We provide our investors the opportunity to participate in the U.S. private equity industry through an investment in our publicly traded stock.
      We have participated in the private equity business since we were founded in 1958. Since then through March 31, 2007, we have invested more than $11 billion in thousands of companies nationwide. We primarily invest in the American entrepreneurial economy, helping to build middle market businesses and support American jobs. We generally invest in established companies with adequate cash flow for debt service and are well positioned for growth. We are not venture capitalists, and we generally do not provide seed, or early stage, capital. At March 31, 2007, our private finance portfolio included investments in 144 companies that generate aggregate annual revenues of over $13 billion and employ more than 90,000 people.
      Our investment objective is to achieve current income and capital gains. In order to achieve this objective, we primarily invest in debt and equity securities of private companies in a variety of industries. However, from time to time, we may invest in companies that are public but lack access to additional public capital.
Private Equity Investing
      As a private equity investor, we spend significant time and effort identifying, structuring, performing due diligence, monitoring, developing, valuing, and ultimately exiting our investments. We generally target companies in less cyclical industries with, among other things, high returns on invested capital, management teams with meaningful equity ownership, well-constructed balance sheets, and the ability to generate free cash flow. Each investment is subject to an extensive due diligence process. It is not uncommon for a single investment to take from two months to a full year to complete, depending on the complexity of the transaction.
      Our investment activity is primarily focused on making long-term investments in the debt and equity of primarily private middle market companies. These investments are generally long-term in nature and privately negotiated, and no readily available market exists for them. This makes our investments highly illiquid and, as a result, we cannot readily trade them. When we make an investment, we enter into a long-term arrangement where our ultimate exit from that investment may be three to ten years in the future.
      We believe illiquid investments generally provide better investment returns on average over time than do more liquid investments, such as public equities and public debt instruments, because of the increased liquidity risk in holding such investments. Investors in illiquid investments cannot manage risk through investment trading techniques. In order to manage our risk, we focus on careful investment selection, thorough due diligence, portfolio monitoring and portfolio diversification. Our investment management processes have been designed to incorporate these disciplines.
      We have focused on investments in the debt and equity of primarily private middle market companies because they can be structured to provide recurring cash flow to us as the investor. In addition to earning interest income, we may earn income from management, consulting, diligence, structuring or other fees. We may also enhance our total return with capital gains realized from investments in equity instruments or from equity features, such as nominal cost warrants. For the period January 1, 1998, through March 31, 2007, we realized $1.1 billion in cumulative net realized gains from our investment portfolio. Net realized gains for the years 1998 through 2006 as a percentage of total assets are shown in the chart below.
      One measure of the performance of a private equity investor is the internal rate of return generated by the investor’s portfolio. Since our merger on December 31, 1997, through March 31, 2007, our combined aggregate cash flow internal rate of return, or IRR, has been approximately 22% for private finance and CMBS/CDO investments exited during this period. The IRR is calculated using the aggregate portfolio cash flow for all investments exited over this period. For investments exited during this period, we invested capital totaling $4.0 billion. The weighted average holding period of these investments was 35 months. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of our debt investment or sale of an equity investment, or through the determination that no further consideration was collectible and, thus, a loss may have been realized. The aggregate cash flow IRR for private finance investments exited was approximately 21% and for CMBS/CDO investments exited was approximately 24% for the same period. The weighted average holding period of the private finance and CMBS/CDO investments was 46 months and 22 months, respectively, for the same period. These IRR results represent historical results. Historical results are not necessarily indicative of future results.
      We believe our business model is well suited for long-term illiquid investing. Our balance sheet is capitalized with significant equity capital and we use only a modest level of debt capital, which allows us the ability to be patient and to manage through difficult market conditions with less risk of liquidity issues. Under the 1940 Act, we are restricted to a debt to equity ratio of approximately one-to-one. Thus, our capital structure, which includes a modest level of long-term leverage, is well suited for long-term illiquid investments.
      In general, we compete for investments with a large number of private equity funds and mezzanine funds, other business development companies, hedge funds, investment banks, other equity and non-equity based investment funds, and other sources of financing, including specialty finance companies and traditional financial services companies such as commercial banks. However, we primarily compete with other providers of long-term debt and equity capital to middle market companies, including private equity funds and other business development companies.
      We are internally managed, led by an experienced management team with our senior officers and managing directors possessing, on average, 21 years of experience. At March 31, 2007, we had 170 employees focused on transaction sourcing, origination and execution, portfolio monitoring, accounting, valuation and other operational and administrative activities. We are headquartered in Washington, DC, with offices in New York, NY, Chicago, IL, and Los Angeles, CA and have a centralized approval process.
      Private Finance Portfolio. Our private finance portfolio is primarily composed of debt and equity securities. We generally invest in private companies though, from time to time, we may invest in companies that are public but lack access to additional public capital. These investments are also generally illiquid.
      Our capital is generally used to fund:

• Buyouts	• Recapitalizations
• Acquisitions	• Note purchases
• Growth	• Other types of financings
      When assessing a prospective private finance investment, we generally look for companies in less cyclical industries in the middle market (i.e., generally $50 million to $500 million in revenues) with certain target characteristics, which may or may not be present in the companies in which we invest. Our target investments generally are in companies with the following characteristics:

•	Management team with meaningful equity ownership

•	Dominant or defensible market position

•	High return on invested capital

•	Stable operating margins

•	Ability to generate free cash flow

•	Well-constructed balance sheet
      We generally invest in companies in the following industries:

• Business Services	• Industrial Products
• Consumer Products	• Consumer Services
• Financial Services

      We intend to take a balanced approach to private equity investing that emphasizes a complementary mix of debt investments and buyout investments. The combination of these two types of investments provides current interest and related portfolio income and the potential for future capital gains. Our strategy is to manage risk in these investments through the structure and terms of our debt and equity investments. It is our preference to structure our investments with a focus on current recurring interest and other income, which may include management, consulting or other fees. We generally target debt investments of $10 million to $150 million and buyout investments of up to $300 million of invested capital.
      Debt investments may include senior loans, unitranche debt (a single debt investment that is a blend of senior and subordinated debt terms), or subordinated debt (with or without equity features). The junior debt that we invest in that is lower in repayment priority than senior debt is also known as mezzanine debt. We may make equity investments for a minority equity stake in portfolio companies or may receive equity features, such as nominal cost warrants, in conjunction with our debt investments. We generally target a minimum weighted average portfolio yield of 10% on the debt investments in our private finance portfolio.
      Senior loans generally carry a floating rate of interest, usually set as a spread over LIBOR, and generally require payments of both principal and interest throughout the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to us monthly or quarterly. Unitranche debt generally carries a fixed rate of interest and may require payments of both principal and interest throughout the life of the loan. Unitranche debt generally has contractual maturities of five to six years and interest is generally paid to us quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest is generally paid to us quarterly.
      We may underwrite or arrange senior loans related to our portfolio investments or for other companies that are not in our portfolio. When we underwrite or arrange senior loans, we may earn a fee for such activities. Senior loans originated and underwritten by us may or may not be funded by us at closing. When these senior loans are closed, we may fund all or a portion of the underwritten commitment pending sale of the loan to other investors, which may include loan sales to Callidus Capital Corporation (Callidus), a portfolio company controlled by us, or funds managed by Callidus. In addition, we are in the process of developing a fund to invest in senior debt opportunities, which, if closed, we may sell a portion of our senior or unitranche loans to the fund. After completion of loan sales, we may or may not retain a position in these senior loans. We may also invest in the bonds or preferred shares/income notes of collateralized loan obligations (CLOs) or collateralized debt obligations (CDOs), where the underlying collateral pool consists of senior loans. Certain of the CLOs and CDOs in which we invest may be managed by Callidus Capital Management, a subsidiary of Callidus.
      In a buyout transaction, we generally invest in senior debt, subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest. If we invest in non-voting equity in a buyout investment, we generally have an option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. We generally structure our buyout investments such that we seek to earn a blended current return on our total capital invested of approximately 10% through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and common equity, and management, consulting, or transaction services fees to compensate us for the managerial assistance that we may provide to the portfolio company. As a result of our significant equity investment in a buyout investment there is potential to realize larger capital gains through buyout investing as compared to debt or mezzanine investing.
      The structure of each debt and equity security is specifically negotiated to enable us to protect our investment, with a focus on preservation of capital, and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our senior loans and unitranche debt are generally secured, however in a liquidation scenario, the collateral, if any, may not be sufficient to support our outstanding investment. Our junior or mezzanine loans are generally unsecured. Our investments may be subject to certain restrictions on resale and generally have no established trading market.
      At March 31, 2007, 70.6% of the private finance portfolio at value consisted of loans and debt securities and 29.4% consisted of equity securities (equity securities included 27.6% in investment cost basis and 1.8% in net unrealized appreciation). At March 31, 2007, 89% of our private finance loans and debt securities carried a fixed rate of interest and 11% carried a floating rate of interest. The mix of fixed and variable rate loans and debt securities in the portfolio may vary depending on the level of floating rate senior loans or unitranche debt in the portfolio at a given time. The weighted average yield on our private finance loans and debt securities was 11.7% at March 31, 2007.
      At March 31, 2007, 40.5% of the private finance investments at value were in companies more than 25% owned, 10.5% were in companies 5% to 25% owned, and 49.0% were in companies less than 5% owned.

      Our ten largest investments at value at March 31, 2007, were as follows:

		At March 31, 2007
($ in millions)
			Unrealized
Portfolio			Appreciation		Percentage of
Company	Company Information	Cost	(Depreciation)	Value	Total Assets

Mercury Air Centers, Inc. (1,2)	Owns and operates fixed base operations generally under long- term leases from local airport authorities, which consist of terminal and hangar complexes that service the needs of the general aviation community.	$84.8	$216.6	$301.4	6.0%

Business Loan Express, LLC(1)	Originates, sells, and services primarily real estate secured loans, generally for businesses with financing needs of up to $5.0 million. Provides primarily real estate secured conventional small business loans, SBA 7(a) loans, and small investment real estate loans.	$314.5	$(84.6)	$229.9	4.6%

Advantage Sales & Marketing, Inc.(1)	Sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry.	$152.4	$11.0	$163.4	3.3%

Norwesco, Inc.	Designs, manufactures and markets a broad assortment of polyethylene tanks primarily to the agricultural and septic tank markets.	$120.6	$42.8	$163.4	3.3%

EarthColor, Inc.	Commercial printer focused on providing a one-stop printing solution of electronic pre-press, printing and finishing primarily for promotional products such as direct mail pieces, brochures, product information and free standing inserts.	$160.0	$(1.7)	$158.3	3.2%

BenefitMall, Inc.	Insurance general agency providing brokers with products, tools, and services that make selling employee benefits to small businesses more efficient.	$155.2	$1.2	$156.4	3.1%

Financial Pacific Company	Specialized commercial finance company that leases business- essential equipment to small businesses nationwide.	$96.8	$59.2	$156.0	3.1%

Driven Brands, Inc.	Business format franchisor in the car care sector of the automotive aftermarket industry and in the general car care services with approximately 1,100 locations worldwide operating primarily under the Meineke Car Care Centers ® and Econo Lube N’ Tune® brands.	$149.1	$(9.5)	$139.6	2.8%

Healthy Pet Corp.(2,3)	Operator of veterinary hospitals in the eastern United States.	$106.3	$13.7	$120.0	2.4%

Hot Stuff Foods, LLC	Provider of foodservice programs predominately to convenience stores. Manufactures and distributes branded food products for on-site preparation and sale through in-store Hot Stuff branded kitchens and “grab and go” service points.	$186.8	$(80.0)	$106.8	2.1%

(1)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

(2)	In April 2007, we signed a definitive agreement to sell our majority equity interest in Mercury Air Centers, Inc.

(3)	In May 2007, we signed a definitive agreement to sell our majority equity interest in Healthy Pet Corp.

     We monitor the portfolio to maintain diversity within the industries in which we invest. We may or may not concentrate in any industry or group of industries in the future. The industry composition of the private finance portfolio at value at March 31, 2007, and December 31, 2006, was as follows:

	2007	2006

Industry
Business services	37%	39%
Consumer products	20	20
Financial services	12	9
Industrial products	9	9
Consumer services	6	6
Retail	5	6
Healthcare services	3	3
Energy services	2	2
Other(1)	6	6

Total	100%	100%

(1)	Includes investments in senior debt CDO and CLO funds, which represented 3% of the private finance portfolio at value at both March 31, 2007, and December 31, 2006. These funds invest in senior debt representing a variety of industries.
     Commercial Real Estate Finance Portfolio. Since 1998, our commercial real estate investments were generally in the non-investment grade tranches of commercial mortgage-backed securities, also known as CMBS, and in the bonds and preferred shares of collateralized debt obligations, also known as CDOs. On May 3, 2005, we completed the sale of our portfolio of CMBS and CDO investments to affiliates of Caisse de dépôt et placement du Québec (the Caisse). See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Simultaneous with the sale of our CMBS and CDO portfolio, we entered into a platform assets purchase agreement, under which we have agreed not to primarily invest in CMBS and real estate related CDOs and refrain from certain other real estate related investing or servicing activities for a period of three years, or through May 2008, subject to certain limitations and excluding our existing portfolio and related activities.
      At March 31, 2007, our commercial real estate finance portfolio consisted of commercial mortgage loans, real estate owned and equity interests, which totaled $122.5 million at value.
Business Processes
      Business Development and New Deal Origination. Over the years, we believe we have developed and maintained a strong industry reputation and an extensive network of relationships. We have a team of business development professionals dedicated to sourcing deals through our relationships with numerous private equity investors, investment banks, business brokers, merger and acquisition advisors, financial services companies, banks, law firms and accountants through whom we source investment opportunities. Through these relationships, we believe we have been able to strengthen our position as a private equity investor. We are well known in the private equity industry, and we believe that our experience and reputation provide a competitive advantage in originating new investments.

      We believe that our debt portfolio relationships and sponsor relationships are a significant source for buyout investments. We generally source our buyout transactions in ways other than going to broad auctions, which include capitalizing on existing relationships with companies and sponsors to participate in proprietary buyout opportunities. We work closely with these companies and sponsors while we are debt investors so that we may be positioned to partner with them on buyout opportunities in a subsequent transaction.
      From time to time, we may receive referrals for new prospective investments from our portfolio companies as well as other participants in the capital markets. We may pay referral fees to those who refer transactions to us that we consummate.
      New Deal Underwriting and Investment Execution. In a typical transaction, we review, analyze, and substantiate through due diligence, the business plan and operations of the potential portfolio company. We perform financial due diligence, perform operational due diligence, study the industry and competitive landscape, and conduct reference checks with company management or other employees, customers, suppliers, and competitors, as necessary. We may work with external consultants, including accounting firms and industry or operational consultants, in performing due diligence and in monitoring our portfolio investments.
      Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and the other capital providers, including senior, junior, and equity capital providers, to structure a “deal.” We negotiate among these parties to agree on the rights and terms of our investment relative to the other capital in the portfolio company’s capital structure. The typical debt transaction requires approximately two to six months of diligence and structuring before funding occurs. The typical buyout transaction may take up to one year to complete because the due diligence and structuring process is significantly longer when investing in a substantial equity stake in the company.
      Our investments are tailored to the facts and circumstances of each deal. The specific structure is designed to protect our rights and manage our risk in the transaction. We generally structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, or other protective provisions. In addition, each debt investment is individually priced to achieve a return that reflects our rights and priorities in the portfolio company’s capital structure, the structure of the debt instrument, and our perceived risk of the investment. Our loans and debt securities have an annual stated interest rate; however, that interest rate is only one factor in pricing the investment. The annual stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity or upon prepayment. In addition to the interest earned on loans and debt securities, our debt investments may include equity features, such as nominal cost warrants or options to buy a minority interest in the portfolio company. In a buyout transaction where our equity investment represents a significant portion of the equity, our equity ownership may or may not represent a controlling interest. If we invest in non-voting equity in a buyout, we generally have an option to acquire a controlling stake in the voting securities of the portfolio company at fair market value.

      We have a centralized, credit-based approval process. The key steps in our investment process are:

•	Initial investment screening;

•	Initial investment committee approval;

•	Due diligence, structuring and negotiation;

•	Internal review of diligence results, including peer review;

•	Final investment committee approval;

•	Approval by the Executive Committee of the Board of Directors (for all debt investments that represent a commitment equal to or greater than $20 million and every buyout transaction); and

•	Funding of the investment (due diligence must be completed with final investment committee approval and Executive Committee approval, as needed, before funds are disbursed).
      The investment process benefits from the significant professional experience of the members of our investment committee, which is chaired by our Chief Executive Officer and includes our Chief Operating Officer, our Chief Financial Officer, our Chief Valuation Officer (non-voting member), and certain of our Managing Directors.
      Portfolio Monitoring and Development. Middle market companies often lack the management expertise and experience found in larger companies. As a BDC, we are required by the 1940 Act to make available significant managerial assistance to our portfolio companies. Our senior level professionals work with portfolio company management teams to assist them in building their businesses. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters. Our corporate finance assistance includes supporting our portfolio companies’ efforts to structure and attract additional capital. We believe our extensive network of industry relationships and our internal resources help make us a collaborative partner in the development of our portfolio companies.
      Our team of investment professionals regularly monitors the status and performance of each investment. This portfolio company monitoring process generally includes review of the portfolio company’s financial performance against its business plan, review of current financial statements and compliance with financial covenants, evaluation of significant current developments and assessment of future exit strategies. For debt investments we may have board observation rights that allow us to attend portfolio company board meetings. For buyout investments, we generally hold a majority of the seats on the board of directors where we own a controlling interest in the portfolio company and we have board observation rights where we do not own a controlling interest in the portfolio company.
      Our portfolio management committee is responsible for review and oversight of the investment portfolio, including reviewing the performance of selected portfolio companies, overseeing portfolio companies in workout status, reviewing and approving certain modifications or amendments to or certain additional investments in existing portfolio companies, reviewing and approving certain portfolio exits, reviewing and approving certain actions by portfolio companies whose voting securities are more than 50% owned by us, reviewing significant investment-related litigation matters where we are a named party, and reviewing and approving proxy votes with respect to our portfolio investments. Our portfolio management committee is chaired by our Chief Executive Officer and includes our Chief Operating Officer, Chief Financial Officer, Chief Valuation Officer (non-voting member), our private finance counsel, and certain of our Managing Directors. From time to time we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and the portfolio management committee gauges our progress against the strategy.
      We seek to price our investments to provide an investment return considering the fact that certain investments in the portfolio may underperform or result in loss of investment return or investment principal. As a private equity investor, we will incur losses from our investing activities, however we have a history of working with troubled portfolio companies in order to recover as much of our investments as is practicable.
Portfolio Grading
      We employ a grading system for our entire portfolio. Grade 1 is for those investments from which a capital gain is expected. Grade 2 is for investments performing in accordance with plan. Grade 3 is for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is for investments that are in workout and for which some loss of principal is expected. At March 31, 2007, Grade 1, 2, and 3 investments totaled $4,266.1 million, and Grade 4 and 5 investments totaled $232.7 million.
Portfolio Valuation
      We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.
      As a business development company, we invest in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments may be subject to certain restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.
      Valuation Methodology. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.
      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values. However, we must derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. This financial and other information is generally obtained from the portfolio companies, and may represent unaudited, projected or pro forma financial information. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, the entry multiple for the transaction, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than our cost basis if the amount that would be repaid on the loan or debt security upon the sale or liquidation of the portfolio company is greater than our cost basis. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      As a participant in the private equity business, we invest primarily in private middle market companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control. To balance the lack of publicly available information about our private portfolio companies, we will continue to work with third-party consultants to obtain assistance in determining fair value for a portion of the private finance portfolio each quarter as discussed below.
      Valuation Process. The portfolio valuation process is managed by our Chief Valuation Officer (CVO). The CVO works with the investment professionals responsible for each investment. The following is an overview of the steps we take each quarter to determine the value of our portfolio.

•	Our valuation process begins with each portfolio company or investment being initially valued by the investment professionals, led by the Managing Director or senior officer who is responsible for the portfolio company relationship (the Deal Team).

•	The CVO and third-party valuation consultants, as applicable (see below), review the preliminary valuation documentation as prepared by the Deal Team.

•	The CVO, members of the valuation team, and third-party consultants, as applicable, meet with each Managing Director or responsible senior officer to discuss the preliminary valuation determined and documented by the Deal Team for each of their respective investments.

•	The CEO, COO, CFO and the Managing Directors meet with the CVO to discuss the preliminary valuation results.

•	Valuation documentation is distributed to the members of the Board of Directors.

•	The Audit Committee of the Board of Directors meets separately from the full Board of Directors with the third-party consultants (see below) to discuss the assistance provided and results. The CVO attends this meeting.

•	The CVO discusses and reviews the valuations with the Board of Directors.

•	To the extent there are changes or if additional information is deemed necessary, a follow-up Board meeting may take place.

•	The Board of Directors determines the fair value of the portfolio in good faith.
      In connection with our valuation process to determine the fair value of a private finance investment, we work with third-party consultants to obtain assistance and advice as additional support in the preparation of our internal valuation analysis for a portion of the portfolio each quarter. In addition, we may receive other third-party assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process. The valuation analysis prepared by management using these third-party valuation resources, when applicable, is submitted to our Board of Directors for its determination of fair value of the portfolio in good faith.
      We have received third-party valuation assistance from Duff & Phelps, LLC (Duff & Phelps) and Houlihan Lokey Howard and Zukin (Houlihan Lokey). We currently intend to continue to work with third-party consultants to obtain valuation assistance for a portion of the private finance portfolio each quarter. We currently anticipate that we will generally obtain valuation assistance for all companies in the portfolio where we own more than 50% of the outstanding voting equity securities on a quarterly basis and that we will generally obtain assistance for companies where we own equal to or less than 50% of the outstanding voting equity securities at least once during the course of the calendar year. Valuation assistance may or may not be obtained for new companies that enter the portfolio after June 30 of any calendar year during that year or for investments with a cost and value less than $250,000. For the quarter ended March 31, 2007, Duff & Phelps and Houlihan Lokey assisted us by reviewing our valuation of 88 portfolio companies, which represented 91.8% of the private finance portfolio at value. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
Disposition of Investments
      We manage our portfolio of investments in an effort to maximize our expected returns. Our portfolio is large and we are generally repaid by our borrowers and exit our debt and equity investments as portfolio companies are sold, recapitalized or complete an initial public offering.

      We may retain a position in the senior loans we originate or we may sell all or a portion of these investments. In our debt investments where we have equity features, we are generally in a minority ownership position in a portfolio company, and as a result, generally exit the investment when the majority equity stakeholder decides to sell or recapitalize the company. Where we have a control position in an investment, as we may have in buyout investments, we have more flexibility and can determine whether or not we should exit our investment. Our most common exit strategy for a buyout investment is the sale of a portfolio company to a strategic or financial buyer. If an investment has appreciated in value, we may realize a gain when we exit the investment. If an investment has depreciated in value, we may realize a loss when we exit the investment.
      We are in the investment business, which includes acquiring and exiting investments. It is our policy not to comment on potential transactions in the portfolio prior to reaching a definitive agreement or, in many cases, prior to consummating a transaction. To the extent we enter into any material transactions, we would provide disclosure as required.
Dividends
      We have elected to be taxed as a regulated investment company under Subchapter M of the Code. Assuming that we qualify as a regulated investment company, we generally will not be subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to shareholders, which includes our taxable interest, dividend, and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses generally are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.
      As a regulated investment company, we distribute substantially all of our annual taxable income to shareholders through the payment of cash dividends. Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Dividends are declared considering our estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. To the extent that we earn annual taxable income in excess of dividends paid from such taxable income for the year, we may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Code. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. Excess taxable income carried over and paid out in the next year is generally subject to a 4% excise tax. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Other Matters — Regulated Investment Company Status.” We believe that carrying over excess taxable income into future periods may provide increased visibility with respect to taxable earnings available to pay the regular quarterly dividend.
      We began paying quarterly dividends in 1963, and our portfolio has provided sufficient ordinary taxable income and realized net capital gains to sustain or grow our dividends over time. Since inception through December 31, 2006, our average annual total return to shareholders (assuming all dividends were reinvested) was 18.1%. Over the past one, three, five and ten years (assuming each period ended on December 31, 2006), our total return to shareholders (assuming all dividends were reinvested) has been 20.6%, 14.6%, 14.4% and 19.1%, respectively, with the dividend providing a meaningful portion of this return.
      The percentage of our dividend generated by ordinary taxable income versus capital gain income will vary from year to year. The percentage of ordinary taxable income versus net capital gain income supporting the dividend since 1987 is shown below.
Corporate Structure and Offices
      We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. We have a real estate investment trust subsidiary, Allied Capital REIT, Inc., and several subsidiaries that are single-member limited liability companies established for specific purposes, including holding real estate property. We also have a subsidiary, A.C. Corporation, that generally provides diligence and structuring services, as well as transaction, management, consulting, and other services, including underwriting and arranging senior loans, to Allied Capital and our portfolio companies.

      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC 20006-3434 and our telephone number is (202) 721-6100. In addition, we have regional offices in New York, Chicago, and Los Angeles.
Properties
      Our principal offices are located at 1919 Pennsylvania Avenue, N.W., Washington, DC 20006-3434. Our lease for approximately 59,000 square feet of office space at that location expires in December 2010. The office is equipped with an integrated network of computers for word processing, financial analysis, accounting and loan servicing. We believe our office space is suitable for our needs for the foreseeable future. We also maintain offices in New York, Chicago, and Los Angeles.
Employees
      At March 31, 2007, we employed 170 individuals including investment and portfolio management professionals, operations professionals and administrative staff. The majority of our employees are located in our Washington, DC office. We believe that our relations with our employees are excellent.
Legal Proceedings
      On June 23, 2004, we were notified by the SEC that they are conducting an informal investigation of us. On December 22, 2004, we received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding us and Business Loan Express, LLC in connection with a criminal investigation. Based on the information available to us at this time, the inquiries appear to primarily pertain to matters related to portfolio valuation and our portfolio company, Business Loan Express, LLC. To date, we have produced materials in response to requests from both the SEC and the U.S. Attorney’s office, and a director and certain current and former employees have provided testimony and have been interviewed by the staff of the SEC and, in some cases, the U.S. Attorney’s Office. We are voluntarily cooperating with these investigations.
      In late December 2006, we received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by us or our agents. The Board established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, we became aware that an agent of Allied Capital obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital during a period of time in 2005. Also, while we were gathering documents responsive to the subpoena, allegations were made that our management had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. Our management has stated that these allegations are not true. We are cooperating fully with the inquiry by the United States Attorney’s office.
      On February 13, 2007, Rena Nadoff filed a shareholder derivative action in the Superior Court of the District of Columbia, captioned Rena Nadoff v. Walton, et al., CA 001060-07, seeking unspecified compensatory and other damages, as well as equitable relief on behalf of Allied Capital Corporation. Ms. Nadoff’s complaint names as defendants the members of Allied Capital’s Board of Directors; Allied Capital is a nominal defendant for purposes of the derivative action. The complaint alleges breach of fiduciary duty by the Board of Directors arising from internal controls failures and mismanagement of Business Loan Express, LLC, an Allied Capital portfolio company. Ms. Nadoff filed an amended complaint, making substantially the same allegations as in her original complaint, on May 18, 2007. Allied Capital and the individual directors filed a motion to dismiss the original complaint and a similar motion to dismiss the amended complaint. We believe the lawsuit is without merit, and we intend to defend the lawsuit vigorously.
      On February 26, 2007, Dana Ross filed a class action complaint in the U.S. District Court for the District of Columbia in which she alleges that Allied Capital Corporation and certain members of management violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. The complaint is captioned Dana Ross v. Walton, et al., CV 00402. Dana Ross claims that, between March 1, 2006, and January 10, 2007, Allied Capital either failed to disclose or misrepresented information concerning the loan origination practices of Business Loan Express, LLC, an Allied Capital portfolio company. Dana Ross seeks unspecified compensatory and other damages, as well as other relief. We believe the lawsuit is without merit, and we intend to defend the lawsuit vigorously. There may be other similar class action lawsuits filed.
      In addition to the above matters, we are party to certain lawsuits in the normal course of business.
      While the outcome of any of the legal proceedings described above cannot at this time be predicted with certainty, we do not expect these matters will materially affect our financial condition or results of operations; however, there can be no assurances whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

PORTFOLIO COMPANIES
      The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an equity investment at March 31, 2007. Percentages shown for class of securities held by us represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.
      The portfolio companies are presented in three categories: companies more than 25% owned which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the 1940 Act; companies owned 5% to 25% which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company. We make available significant managerial assistance to our portfolio companies. We generally receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.
      For information relating to the amount and nature of our investments in portfolio companies, see our consolidated statement of investments at March 31, 2007, at pages F-75 to F-85.

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

PRIVATE FINANCE
Companies More Than 25% Owned

Alaris Consulting, LLC(1)(2)	Consulting Firm	Equity Interests	100.0%
1815 South Meyers Road
Suite 1000
Oakbrook, IL 60181

Avborne, Inc.(1)(7)	Aviation Services	Series B Preferred Stock	23.8%
c/o Trivest, Inc.		Common Stock	27.2%
7500 NW 26th Street
Miami, FL 33122

Avborne Heavy Maintenance, Inc.(1)(7)	Aviation Services	Series A Preferred Stock	27.5%
c/o Trivest, Inc.		Common Stock	27.5%
7500 NW 26th Street
Miami, FL 33122

Border Foods, Inc.(1)	Mexican Ingredient & Food	Series A Preferred Stock	100.0%
1750 Valley View Lane	Product Manufacturer	Series A Common Stock	100.0%
Suite 350
Farmers Branch, TX 75234

Business Loan Express, LLC(1)	Real-Estate Secured	Class A Equity Interests	96.6%
1633 Broadway	Small Business Lender	Class B Equity Interests	100.0%
New York, NY 10019		Class C Equity Interests	94.9%
		Equity Interest in BLX
		Subsidiary(3)	20.0%

Calder Capital Partners, LLC(1)	Private Investment Firm	Equity Interests	65.0%
321 North Clark Street, 8th Floor
Chicago, IL 60610

Callidus Capital Corporation(1)(4)	Asset Manager and	Common stock	100.0%
520 Madison Avenue	Finance Company
New York, NY 10022

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Coverall North America, Inc.(1)	Corporate Cleaning Service	Common Stock	98.8%
5201 Congress Avenue	Provider
Suite 275
Boca Raton, Florida 33487

CR Holding, Inc.(1)	Household Cleaning	Common Stock	82.2%
141 Venture Boulevard	Products
Spartanburg, SC 29306

Direct Capital Corporation	Business Equipment	Class A Common Stock	66.1%
155 Commerce Way	Leasing
Portsmouth, NH 03801

Financial Pacific Company(1)	Commercial Finance	Series A Preferred Stock	99.4%
3455 South 344th Way	Leasing	Common Stock	99.4%
Suite 300
Federal Way, WA 98001

ForeSite Towers, LLC(1)	Tower Leasing	Common Equity Interest	88.1%
22 Iverness Center Parkway
Suite 500
Birmingham, AL 35242

Global Communications, LLC(1)	Muzak Franchisee	Preferred Equity Interest	77.8%
1000 North Dixie Highway		Options for Common
West Palm Beach, FL 33401		Equity Interest	59.3%

Gordian Group, Inc.(1)	Financial Advisory Services	Common Stock	100.0%
499 Park Avenue
New York, NY 10022

Healthy Pet Corp.(1)(12)	Comprehensive Veterinary	Common Stock	98.7%
One Enterprise Drive	Services
Suite 310
Shelton, CT 06484

HMT, Inc.	Storage Tank	Class B Preferred Stock	33.5%
23832 Tomball Parkway	Maintenance & Repair	Common Stock	25.0%
Tomball, TX 77375		Warrants to Purchase
		Common Stock	9.7%

Hot Stuff Foods, LLC(1)	Foodservice to	Class B Common Stock	95.5%
2930 W. Maple Street	Convenience Stores	Class A Common Stock(6)	52.9%
Sioux Falls, SD 57118

Huddle House, Inc.(1)	Restaurant Franchisor	Common Stock	97.4%
5901-B Peachtree-Dunwoody Road
Suite 450
Atlanta, Georgia 30328

Impact Innovations Group, LLC	Information Technology	Equity Interests in
12 Piedmont Center	Services Provider	Affiliate(5)	50.0%
Suite 210
Atlanta, GA 30305

Insight Pharmaceuticals Corporation(1)	Marketer of Over-The-	Preferred Stock	100.0%
1170 Wheeler Way	Counter Pharmaceuticals	Common Stock	99.7%
Suite 150
Langhorne, PA 19047

Jakel, Inc.(1)	Manufacturer of Electric	Series A-1 Preferred Stock	32.3%
201 S. Madison Avenue	Motors and Blowers	Class B Common Stock	100.0%
Aurora, MO 65605

Legacy Partners Group, Inc.(1)	Merger and Acquisition	Equity Interests	100.0%
520 Madison Avenue, 27th Floor	Advisor
New York, NY 10022

Litterer Beteiligungs-GmbH	Scaffolding Company	Equity Interest	25.0%
Theodor-Heuss-Anlage 2
68165 Manheim
Germany

Mercury Air Centers, Inc.(1)(13)	Fixed Base Operations	Series A Common Stock	100.0%
Cuyahoga County Airport		Common Stock	84.3%
355 Richmond Road
Richmond Heights, OH 44143

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

MVL Group, Inc.(1)	Market Research	Common Stock	64.9%
1061 E. Indiantown Road	Services
Suite 300
Jupiter, FL 33477
Penn Detroit Diesel Allison, LLC(1)	Distributor of Engines,	Equity Interests	78.0%
8330 State Road	Transmissions, and Parts
Philadelphia, PA 19136

Powell Plant Farms, Inc.(1)	Plant Producer &	Preferred Stock	100.0%
Route 3, Box 1058	Wholesaler	Warrants to Purchase
Troup, TX 75789		Common Stock	83.5%

Service Champ, Inc.(1)	Wholesale Distributor of	Common Stock	63.9%
180 New Britain Boulevard	Auto Parts
Chalfont, PA 18914

Startec Global Communications Corporation(1)	Telecommunications	Common Stock	68.5%
7631 Calhoun Place	Services
Suite 650
Rockville, MD 20855

Sweet Traditions, Inc.(1)	Franchisor of Krispy	Class B-2 Preferred Stock	100.0%
11780 Manchester Road	Kreme Doughnut	Class A-1 Common Stock	51.0%
Suite 207	Corporation
St. Louis, MO 63131

Triview Investments, Inc.(1)(11)	Multi-system Cable	Common Stock	99.5%
1919 Pennsylvania Ave, N.W.	Operator,
Washington, DC 20006	Pharmaceutical Marketer and Hotel Management Company

Companies 5% to 25% Owned

Advantage Sales & Marketing, Inc.(1)	Sales and Marketing	Equity Interests	4.1%
19100 Von Karman Avenue	Agency
Suite 600
Irvine, CA 92612

Air Medical Group Holdings LLC	Air Ambulance Service	Series A Preferred Equity
306 Davis Drive		Interests	6.6%
P.O. Box 768		Series B Preferred Equity
West Plains, MO 65775		Interests	6.2%

Alpine ESP Holdings, Inc.	Engineering and Technical	Preferred Stock	13.1%
3361 Rouse Road	Services	Common Stock	10.8%
Suite 165
Orlando, FL 32817

Amerex Group, LLC(1)	Outerwear Apparel	Class A Equity Interests	100.0%
350 Fifth Avenue	Supplier
Suite 1401
New York, NY 10118

BB&T Capital Partners/ Windsor	Private Equity Fund	Class A Equity Interests	32.6%
Mezzanine Fund, LLC
12010 Sunset Hills Road
Suite 700
Reston, VA 20190

Becker Underwood, Inc.	Speciality Chemical	Common Stock	5.6%
801 Dayton Avenue	Manufacturer
Ames, IA 50010

BI Incorporated	Electronic Monitoring	Common Stock	7.1%
6400 Lookout Road	Equipment
Boulder, CO 80301

CitiPostal, Inc. and Affiliates	Storage and Management	Equity Interests	10.0%
5 North 11th Street		Equity Interests of
Brooklyn, NY 11211		Affiliates	10.0%

Creative Group, Inc.(1)	Concept-to-Completion	Warrants to Purchase
1601 Broadway, 10th Floor	Development	Common Stock	28.5%
New York, NY 10019

Drew Foam Companies, Inc.	Polystyrene Block Plastic	Preferred Stock	8.8%
144 Industrial Drive	Foam Manufacturer	Common Stock	7.3%
Monticello, AR 71655

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

MedBridge Healthcare, LLC(1)	Sleep Diagnostic Facilities	Debt Convertible
110 West North Street		into Equity Interests	75.0%
Suite 100		Class C Equity Interest	100.0%
Greenville, SC 29601

Multi-Ad Services, Inc.	Marketing Services	Series A Preferred Equity
1720 W. Detweiller Drive		Interests	17.4%
Peoria, IL 61615		Class A Common Equity Interests	10.5%

Nexcel Synthetics, LLC	Manufacturer of Synthetic	Class A Equity Interest	6.7%
1500 Urban Centre Drive	Yarns and Artificial Turf	Class B Equity Interest	6.7%
Suite 300 Vestavia Hills, AL 35242

PresAir LLC	Pressure Switch	Equity Interests	15.0%
1009 W. Boston Post Road	Manufacturer
Mamaroneck, NY 10543

Progressive International
Corporation	Retail Kitchenware	Series A Redeemable
6111 S. 228th Street		Preferred Stock	14.3%
Kent, WA 98064		Class A Common Stock	1.0%
		Warrants to Purchase
		Class A Common Stock	42.3%

Regency Healthcare Group, LLC	Hospice Services	Class A Equity Interests	8.8%
2151 Highland Avenue
Suite 350
Birmingham, AL 35205

SGT India Private Limited(1)	Software/Business Process	Common Stock	17.4%
5858 Westheimer Road	Developer
Houston, TX 77057

Soteria Imaging Services, LLC	Diagnostic Imaging	Class A Preferred Equity
6009 Brownsboro Park Blvd	Facilities Operator	Interest	10.8%
Suite H
Louisville, KY 40207

Universal Environmental Services, LLC	Used Oil Recycling	Preferred Equity
411 Dividend Drive		Interests	15.0%
Peachtree City, GA 30269

Companies Less Than 5% Owned

Axium Healthcare Pharmacy, Inc.	Pharmaceutical Services	Common Stock	14.6%
550 Technology Park
Lake Mary, FL 32746

Baird Capital Partners IV Limited Partnership	Private Equity Fund	Limited Partnership Interest	2.5%
777 East Wisconsin Avenue
P.O. Box 0672
Milwaukee, WI 53201-0672

Benchmark Medical, Inc.	Outpatient Physical	Warrant to Purchase
101 Lindenwood Drive, Suite 420	Therapy Services	Common Stock	2.5%
Malvern, PA 19355

BenefitMall, Inc.	Insurance General Agency	Series B Common Stock (10)	100.0%
4851 LBJ Freeway, Suite 1100	to Small Businesses	Warrant to Purchase
Dallas, TX 75244		Class C Common Stock(10)	100.0%

Callidus Debt Partners CLO Fund III, Ltd.(8)	Senior Debt Fund	Preferred Shares	68.4%
520 Madison Avenue
New York, NY 10022

Callidus Debt Partners CLO Fund IV, Ltd.(8)	Senior Debt Fund	Income Notes	27.5%
520 Madison Avenue
New York, NY 10022

Callidus Debt Partners CLO Fund V, Ltd. (8)	Senior Debt Fund	Income Notes	43.1%
520 Madison Avenue
New York, NY 10022

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Callidus MAPS CLO Fund I LLC(8)	Senior Debt Fund	Income Notes	86.5%
520 Madison Avenue
New York, NY 10022

Camden Partners Strategic Fund II, L.P.	Private Equity Fund	Limited Partnership
One South Street		Interest	3.9%
Suite 2150
Baltimore, MD 21202

Carlisle Wide Plank Floors, Inc.	Wide Plank Wood Flooring	Class A-1 Preferred Stock	5.2%
1676 Route 9
Stoddard, NH 03464

Catterton Partners V, L.P.	Private Equity Fund	Limited Partnership
7 Greenwich Office Park		Interest	0.8%
Greenwich, CT 06830

Catterton Partners VI, L.P.	Private Equity Fund	Limited Partnership
7 Greenwich Office Park		Interest	0.5%
Greenwich, CT 06830

Centre Capital Investors IV, LP	Private Equity Investment	Limited Partnership
30 Rockefeller Plaza, 50th Floor	Fund	Interest	0.6%
New York, NY 10020

Commercial Credit Group, Inc.	Equipment Finance and	Series C Preferred Stock	100.0%
121 West Trade Street	Leasing	Warrant to Purchase
Suite 2100		Common Stock	28.5%
Charlotte, NC 28202

Cook Inlet Alternative Risk, LLC	Management Services	Equity Interests	3.7%
10 British American Boulevard
Latham, NY 12110

Cortec Group Fund IV, L.P.	Private Equity Fund	Limited Partnership
200 Park Avenue		Interest	2.2%
New York, NY 10166

Distant Lands Trading Co.	Provider of Premium	Series A-1 Common Stock	10.3%
801 Houser Way North	Coffee and Coffee	Class A Common Stock	4.4%
Renton, WA 98055	Beans

Driven Brands, Inc. (d/b/a Meineke Car Care Centers® and Econo Lube N’ Tune®)	Franchisor of	Class B Common Stock(10)	97.9%
128 South Tryon Street	Car Care Centers	Warrant to Purchase
Suite 900		Class A Common Stock(10)	51.0%
Charlotte, NC 28202

Digital VideoStream, LLC	Media Post Production	Debt Convertible
2600 West Olive Avenue		into Equity Interests	20.8%
Burbank, CA 91505

Dynamic India Fund IV	Fund Focused on Real	Equity Interests	2.4%
International Financial Services Limited	Estate in India
IFS Court, Twenty Eight
Cybercity, Ebene, Mauritius

EarthColor, Inc.	Full Service Commercial	Class B Common Stock(10)	100.0%
527 W. 34th Street, 4th Floor	Printer	Warrant to Purchase
New York, NY 10001		Class C Common Stock(10)	100.0%

eCentury Capital Partners, L.P.	Private Equity Fund	Limited Partnership
8270 Greensboro Drive		Interest	25.0%
Suite 1025
McLean, VA 22102

Elexis Beta GmbH	Distance Measurement	Options to Purchase
Ulmenstraße 22	Device	Shares	9.8%
60325 Frankfurt	Manufacturer
Germany

Frozen Specialties, Inc.	Private Label Frozen	Warrants to Purchase
720 Barre Road	Food Manufacturer	Class A Common Stock	2.7%
Archbold, OH 43502

Geotrace Technologies, Inc.	Oil and Gas Reservoir	Warrant to Purchase
1011 Highway 6 South	Analysis	Preferred Stock	8.9%
Suite 220		Warrant to Purchase
Houston, TX 77077		Common Stock	8.1%

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Grotech Partners, VI, L.P.	Private Equity Fund	Limited Partnership
c/o Grotech Capital Group		Interest	2.4%
9690 Deereco Road
Suite 800
Timonium, MD 21093

Havco Wood Products LLC	Hardwood Flooring	Equity Interests	4.5%
3200 East Outer Road	Products Manufacturer
Scott City, MO 63780

The Homax Group, Inc.	Supplier of Branded	Preferred Stock	0.1%
P.O. Box 5643	Consumer Products	Common Stock	0.1%
Bellingham, WA 98227		Warrant to Purchase
		Preferred Stock	1.1%
		Warrant to Purchase
		Common Stock	1.1%

International Fiber Corporation	Cellulose and Fiber	Series A Preferred Stock	4.7%
50 Bridge Street	Producer
North Tonawanda, NY 14120

Kodiak Fund LP	Real Estate Finance Fund	Equity Interests	4.0%
2107 Wilson Boulevard
Suite 450
Arlington, VA 22201

MedAssets, Inc.	Healthcare Outsourcing	Series B Convertible
100 North Point Center		Preferred Stock	7.8%
Suite 150		Common Stock	0.4%
Alpharetta, GA 30022

MHF Logistical Solutions, Inc.	Third-Party	Class B Common Stock(10)	84.3%
800 Cranberry Woods Drive	Environmental Logistics	Warrants to Purchase
Suite 450		Class C Common Stock(10)	100.0%
Cranberry Township, PA 16066

Mid-Atlantic Venture Fund IV, L.P.	Private Equity Fund	Limited Partnership
128 Goodman Drive		Interest	6.7%
Bethlehem, PA 18015

Network Hardware Resale, Inc.	Provider of Pre-Owned	Debt Convertible into
26 Castilian Drive	Networking Equipment	Common Stock	21.8%
Suite A
Santa Barbara, CA 93117

Norwesco, Inc.	Polyethylene Tanks	Class B Common Stock(10)	96.3%
P.O. BOX 439	Manufacturer	Warrants to Purchase
4365 Steiner St.		Class A Common Stock(10)	50.2%
St. Bonifacius, MN 55375

Novak Biddle Venture Partners III, L.P.	Private Equity Fund	Limited Partnership
7501 Wisconsin Avenue		Interest	2.5%
East Tower, Suite 1380
Bethesda, MD 20814

Odyssey Investment Partners Fund III, LP	Private Equity Investment	Limited Partnership
280 Park Avenue, 38th Floor	Fund	Interest	0.7%
West Tower
New York, NY 10017

Passport Health Communications, Inc.	Healthcare Technology	Preferred Stock	6.7%
720 Cool Springs Blvd
Suite 450
Franklin, TN 37067

Pendum, Inc.	Outsourced ATM Services	Series C-2 Preferred Stock	100.0%
1415 West Cedar Avenue	Provider	Warrants to Purchase Class C-2
Denver, CO 80223		Common Stock	100.0%

Performant Financial Corporation	Collections and	Common Stock	2.1%
333 N. Canyons Pkwy	Default Prevention
Suite 100	Services
Livermore, CA 94551

Postle Aluminum Company, LLC	Aluminum Extrusions	Class B Equity Interests	100.0%
511 Pine Creek Court	Distributor and
Elkhart, IN 46516	Manufacturer

Pro Mach, Inc.	Packaging Machinery	Equity Interests	2.3%
6279 Tri-Ridge Boulevard	Manufacturer
Suite 410
Loveland, OH 45140

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

S.B. Restaurant Company (d/b/a Elephant Bar)	Restaurants	Series B Convertible
14241 Firestone Boulevard		Preferred Stock	2.5%
Suite 315		Warrants to Purchase
LaMirada, CA 90638		Series A Common Stock	13.1%

SBBUT, LLC	Holding Company	Equity Interests in
52 River Road		Affiliate Company	10.4%
Stowe, VT 05672

Service Center Metals, LLC	Manufacturer Aluminum	Series C Preferred
5850 Quality Way	Products	Equity Interests	2.8%
Prince George, VA 23875

Soff-Cut Holdings, Inc.	Concrete Sawing	Series A Preferred Stock	14.3%
1112 Olympic Drive	Equipment Manufacturer	Common Stock	2.7%
Corona, CA 92881

SPP Mezzanine Fund, L.P.	Private Equity Fund	Limited Partnership
330 Madison Avenue, 28th Floor		Interest	35.7%
New York, NY 10017

SPP Mezzanine Fund II, L.P.	Private Equity Fund	Limited Partnership
330 Madison Avenue, 28th Floor		Interest	31.2%
New York, NY 10017

The Step2 Company, LLC	Manufacturer of Plastic	Preferred Equity Interests	3.3%
10010 Aurora-Hudson Road	Childrens and Home	Common Equity Interests	3.3%
Streetsboro, Ohio 44241	Products

TransAmerican Auto Parts, LLC	Auto Parts and	Preferred Equity Interests	1.4%
801 West Artesia Boulevard	Accessories Retailer	Common Equity Interests	1.4%
Compton, CA 90220	and Wholesaler

Updata Venture Partners II, L.P.	Private Equity Fund	Limited Partnership
11600 Sunrise Valley Drive		Interest	15.0%
Reston, VA 20191

Venturehouse-Cibernet Investors, LLC	Third-Party Billing	Equity Interest	3.3%
509 Seventh Street, NW
Washington, DC 20004

Venturehouse Group, LLC	Private Equity Fund	Common Equity Interest	3.1%
1780 Tysons Boulevard
Suite 400
McLean, VA 22102

VICORP Restaurants, Inc.	Restaurants	Warrant to Purchase
400 W. 48th Avenue		Preferred Stock	1.4%
Denver, CO 80216		Warrant to Purchase
		Common Stock	3.4%

Walker Investment Fund II, LLLP	Private Equity Fund	Limited Partnership
3060 Washington Road		Interest	5.1%
Suite 200
Glenwood, MD 21738

Wear Me Apparel Corporation	Marketer of Children’s	Warrant to Purchase
31 West 34th Street	Apparel	Common Stock	2.0%
New York, NY 10001

Webster Capital II, L.P.	Private Equity Fund	Limited Partnership Interest	3.5%
950 Winter Street
Suite 4200
Waltham, MA 02451

Woodstream Corporation	Pest Control	Common Stock	4.4%
69 North Locust Street	Manufacturer	Warrants to Purchase
Lititz, PA 17543		Common Stock	3.7%

York Insurance Services Group, Inc.	Insurance Claims	Common Stock	2.5%
99 Cherry Hill Road	Administrator
Suite 102
Parsippany, NJ 07054

COMMERCIAL REAL ESTATE FINANCE(9)

8830 Macon Highway Holding Company, LLC (1)	Mobile Home Park	Equity Interests	100.0%
1919 Pennsylvania Ave, N.W.
Washington, DC 20006

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

MGP Park Place Equity, LLC	Commercial Real	Equity Interest	70.0%
6901 Rockledge Drive	Estate Development
Suite 230
Bethesda, MD 20817

NPH, Inc.(1)	Commercial Real	Common Stock	100.0%
1919 Pennsylvania Ave, N.W.	Estate Developer
Washington, DC 20006

Stemmons Freeway Hotel, LLC(1)	Hotel	Equity Interests	100.0%
1919 Pennsylvania Ave, N.W.
Washington, DC 20006

WSA Commons LLC	Residential Real	Equity Interests	50.0%
421 East 4th Street	Estate Development
Cincinnati, OH 45202

WSALD-CEH, LLC(1)	Commercial Real	Equity Interest	50.0%
1919 Pennsylvania Ave, N.W.	Estate Developer
Washington, DC 20006

Van Ness Hotel, Inc.(1)	Hotel	Common Stock	100.0%
1919 Pennsylvania Ave, N.W.
Washington, DC 20006

(1)	The portfolio company is deemed to be an affiliated person under the 1940 Act because we hold one or more seats on the portfolio company’s board of directors, are the general partner, or are the managing member.

(2)	Alaris Consulting, LLC owns 95% of Alaris Consulting, Inc.

(3)	Included in Class C Equity Interests in the Consolidated Statement of Investments.

(4)	Callidus Capital Corporation owns 80% of Callidus Capital Management, LLC.

(5)	The affiliate holds subordinated debt issued by Impact Innovations Group, LLC. We made an investment in and exchanged our existing subordinated debt for equity interests in the affiliate.

(6)	In the first quarter of 2007, we exercised our option to acquire a majority of the voting securities of Hot Stuff Foods, LLC at fair market value.

(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.

(8)	Callidus Capital Management, LLC is the manager of the fund (see Note 4 above).

(9)	These portfolio companies are included in the Commercial Real Estate Finance — Equity Interests in the Consolidated Statement of Investments.

(10)	Common stock is non-voting. In addition to non-voting stock ownership, we have an option to acquire a majority of the voting securities of the portfolio company at fair market value.

(11)	Triview Investments Inc. holds investments in Longview Cable & Data, LLC, Triax Holdings, LLC, and Crescent Hotels & Resorts, LLC and affiliates.

(12)	In May 2007, we signed a definitive agreement to sell our majority equity interest in Healthy Pet Corp.

(13)	In April 2007, we signed a definitive agreement to sell our majority equity interest in Mercury Air Centers, Inc. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

DETERMINATION OF NET ASSET VALUE
Quarterly Net Asset Value Determination
      We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities divided by the total number of common shares outstanding.
      We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.
      As a business development company, we invest in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments may be subject to certain restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Valuation Methodology. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.
      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values. However, we must derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. This financial and other information is generally obtained from the portfolio companies, and may represent unaudited, projected or pro forma financial information. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, the entry multiple for the transaction, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than our cost basis if the amount that would be repaid on the loan or debt security upon the sale or liquidation of the portfolio company is greater than our cost basis. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
        Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than our cost basis if the amount that would be repaid on the loan or debt security upon the sale of the portfolio company is greater than our cost basis.
      When we receive nominal cost warrants or free equity securities (nominal cost equity), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
        Equity Securities. Our equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      The value of our equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      Collateralized Debt Obligations (CDO) and Collateralized Loan Obligations (CLO). CDO and CLO bonds and preferred shares/ income notes (CDO/ CLO Assets) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/ income notes, when available. We recognize unrealized appreciation or depreciation on our CDO/ CLO Assets as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. We determine the fair value of our CDO/ CLO Assets on an individual security-by-security basis.
Determinations In Connection With Offerings
      In connection with each offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. The Board of Directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock in the proposed offering.
      Importantly, this determination does not require that we calculate net asset value in connection with each offering of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value at the time at which the sale is made.
      Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.
      These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

MANAGEMENT
      Our Board of Directors oversees our management. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Corporate Governance/Nominating Committee, and may establish additional committees from time to time as necessary. All of our directors also serve as directors of our subsidiaries.
      The management of our company and our investment portfolio is the responsibility of various corporate committees, including the management committee, the investment committee, and the portfolio management committee. See “Portfolio Management.”
Structure of Board of Directors
      Our Board of Directors is classified into three approximately equal classes with three-year terms, with the term of office of only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.
Directors
      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Allied Capital as defined in the 1940 Act. Information regarding our Board of Directors at May 16, 2007, is as follows:

			Director	Expiration
Name	Age	Position	Since(1)	of Term

Interested Directors
William L. Walton	57	Chairman, Chief Executive Officer and President	1986	2010
Joan M. Sweeney	47	Chief Operating Officer	2004	2010
Robert E. Long	76	Director	1972	2010
Independent Directors
Ann Torre Bates	49	Director	2003	2009
Brooks H. Browne	57	Director	1990	2010
John D. Firestone	63	Director	1993	2008
Anthony T. Garcia	50	Director	1991	2008
Edwin L. Harper	65	Director	2006	2009
Lawrence I. Hebert	60	Director	1989	2008
John I. Leahy	76	Director	1994	2009
Alex J. Pollock	64	Director	2003	2009
Marc F. Racicot	58	Director	2005	2008
Guy T. Steuart II	75	Director	1984	2009
Laura W. van Roijen	55	Director	1992	2008

(1)	Includes service as a director of any of the predecessor companies of Allied Capital.
     Each director has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Executive Officers
      Information regarding our executive officers at May 16, 2007, is as follows:

Name	Age	Position

William L. Walton	57	Chairman, Chief Executive Officer and President
Joan M. Sweeney	47	Chief Operating Officer
Kelly A. Anderson	53	Executive Vice President and Treasurer
Scott S. Binder	52	Chief Valuation Officer
Ralph G. Blasey III	46	Executive Vice President, Chief Compliance Officer, and Private Finance Counsel
John M. Fruehwirth	39	Managing Director
Michael J. Grisius	43	Managing Director
Jeri J. Harman	49	Managing Director
Thomas C. Lauer	40	Managing Director
Robert D. Long	50	Managing Director
Justin S. Maccarone	48	Managing Director
Robert M. Monk	40	Managing Director
Diane E. Murphy	53	Executive Vice President and Director of Human Resources
Penni F. Roll	41	Chief Financial Officer
Daniel L. Russell	42	Managing Director
John M. Scheurer	54	Managing Director
John D. Shulman	44	Managing Director
Suzanne V. Sparrow	41	Executive Vice President and Corporate Secretary
      Each executive officer has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.
Biographical Information
Directors
      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Allied Capital as defined in the 1940 Act.
Interested Directors
      William L. Walton has been Chairman, President and Chief Executive Officer of Allied Capital since 1997 and a director since 1986. Mr. Walton’s previous experience includes serving as a Managing Director of Butler Capital Corporation, as personal investment advisor to William S. Paley, founder of CBS, and as Senior Vice President in Lehman Brothers Kuhn Loeb’s Merger and Acquisition Group. He also founded two education service companies — Language Odyssey and SuccessLab. Mr. Walton currently serves on the boards of the U.S. Chamber of Commerce and the Financial Services Roundtable, and he is Treasurer of the National Symphony Orchestra. Mr. Walton is Chairman of the Kelley School of Business Dean’s Council at Indiana University.
      Joan M. Sweeney is the Chief Operating Officer of Allied Capital and has been employed by Allied Capital since 1993. Ms. Sweeney oversees Allied Capital’s daily operations. Prior to joining Allied Capital, Ms. Sweeney was employed by Ernst & Young, Coopers & Lybrand, and the Division of Enforcement of the Securities and Exchange Commission.
      Robert E. Long has been the Chief Executive Officer and a director of GLB Group, Inc., an investment management firm, since 1997 and President of Ariba GLB Asset Management, Inc., the parent company of GLB Group, Inc., since 2005. He has been the Chairman of Emerald City Radio Partners, LLC since 1997. Mr. Long was the President of Business News Network, Inc. from 1995 to 1998, the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of AmBase Corporation, CSC Scientific, Inc., and Advanced Solutions International, Inc. Mr. Long is the father of Robert D. Long, an executive officer of Allied Capital.
Independent Directors
      Ann Torre Bates has been a strategic and financial consultant since 1997. From 1995 to 1997, Ms. Bates served as Executive Vice President, CFO and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways. She currently serves on the boards of Franklin Mutual Series, Franklin Mutual Recovery, and SLM Corporation (Sallie Mae).
      Brooks H. Browne has been a private investor since 2002. Mr. Browne was the President of Environmental Enterprises Assistance Fund from 1993 to 2002 and served as a director from 1991 to 2005. He currently serves as Chairman of the Board for Winrock International, a non-profit organization.
      John D. Firestone has been a Partner of Secor Group, a venture capital firm since 1978. Mr. Firestone has also served as a director of Security Storage Company of Washington, DC, since 1978. He is currently a director of Cuisine Solutions, Inc., and several non-profit organizations, including the National Rehabilitation Hospital, The Washington Ballet and the Tudor Place Foundation of which he is the past president. From 1997 to 2001 he was a director of The Bryn Mawr Trust Corporation.
      Anthony T. Garcia has been a private investor since March 2007. Previously, Mr. Garcia was Vice President of Finance of Kirusa, a developer of mobile services, from January to March 2007, and was a private investor from 2003 through 2006. Mr. Garcia was Vice President of Finance of Formity Systems, Inc., a developer of software products for business management of data networks, from 2002 through 2003. Mr. Garcia was a private investor from 2000 to 2001, the General Manager of Breen Capital Group, an investor in tax liens, from 1997 to 2000, and a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.
      Edwin L. Harper has been an executive for Assurant, Inc., a financial services and insurance provider, since 1998. He currently serves as Senior Vice President, Public Affairs and Government Relations and previously served as Chief Operating Officer and Chief Financial Officer for Assurant’s largest subsidiary. From 1992 to 1997, Mr. Harper served as President and Chief Executive Officer of the Association of American Railroads. He also spent five years with Campbell Soup Company, serving as Chief Financial Officer from 1986 to 1991. Earlier in his career, Mr. Harper served on the White House staffs of both President Reagan and President Nixon. Mr. Harper currently serves as Director for the Council for Excellence in Government.

      Lawrence I. Hebert is Senior Advisor for PNC Bank, N.A., and was a director and President and Chief Executive Officer of Riggs Bank N.A., a subsidiary of Riggs National Corporation, from 2001 to 2005. Mr. Hebert also served as Chief Executive Officer of Riggs National Corporation during 2005 and served as a director of Riggs National Corporation from 1988 to 2005. Mr. Hebert served as a director of Riggs Investment Advisors and Riggs Bank Europe Limited (both indirect subsidiaries of Riggs National Corporation). Mr. Hebert previously served as Vice Chairman from 1983 to 1998, President from 1984 to 1998, and Chairman and Chief Executive Officer from 1998 to 2001 of Allbritton Communications Company.
      John I. Leahy has been the President of Management and Marketing Associates, a management consulting firm, since 1986. Previously, Mr. Leahy spent 34 years of his career with Black & Decker Corporation, where he served as President and CEO of the United States subsidiary from 1979 to 1981 and President and Group Executive Officer of the Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is currently a director of B&L Sales, Inc. and Chairman of Integra Health Management, Inc. He is also Trustee Emeritus of the Sellinger School of Business at Loyola College, Maryland.
      Alex J. Pollock has been a Resident Fellow at the American Enterprise Institute since 2004. He was President and Chief Executive Officer of the Federal Home Loan Bank of Chicago from 1991 to 2004. He currently serves as a director of the Chicago Mercantile Exchange, Great Lakes Higher Education Corporation, the Great Books Foundation, the Illinois Council on Economic Education and the International Union for Housing Finance. Allied Capital has contributed $25 thousand to the American Enterprise Institute.
      Marc F. Racicot has served as President and Chief Executive Officer of the American Insurance Association since August 2005. Prior to that, he was an attorney at the law firm of Bracewell & Giuliani, LLP from 2001 to 2005. He is a former Governor (1993 to 2001) and Attorney General (1989 to 1993) of the State of Montana. Mr. Racicot was appointed by President Bush to serve as the Chairman of the Republican National Committee from 2002 to 2003 and he served as Chairman of the Bush/Cheney Re-election Committee from 2003 to 2004. He presently serves on the Board of Directors for Burlington Northern Santa Fe Corporation, Massachusetts Mutual Life Insurance Company, Jobs for America’s Graduates, and the Board of Visitors for the University of Montana School of Law.
      Guy T. Steuart II has been a director of Steuart Investment Company, which manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses, since 1960 where he served as President until 2003 and currently serves as Chairman. Mr. Steuart has served as Trustee Emeritus of Washington and Lee University since 1992.
      Laura W. van Roijen has been a private investor since 1992. Ms. van Roijen was a Vice President at Citicorp from 1982 to 1992.
Executive Officers who are not Directors
      Kelly A. Anderson, Executive Vice President and Treasurer, has been employed by Allied Capital since 1987. Ms. Anderson’s responsibilities include Allied Capital’s infrastructure operations, business process management, and certain treasury functions.
      Scott S. Binder, Chief Valuation Officer, has been employed by Allied Capital since 1997. He has served as Chief Valuation Officer since 2003. He served as a consultant to the Company from 1991 until 1997. Prior to joining the Company, Mr. Binder formed and was President of Overland Communications Group. He also served as a board member and financial consultant for a public affairs and lobbying firm in Washington, DC. Mr. Binder founded Lonestar Cablevision in 1986, serving as President until 1991. In the early 1980’s, Mr. Binder worked for two firms specializing in leveraged lease transactions. From 1976 to 1981, he was employed by Coopers & Lybrand.
      Ralph G. Blasey III, Executive Vice President, Chief Compliance Officer, and Private Finance Counsel, has been employed by Allied Capital since 2004. Prior to joining Allied Capital, Mr. Blasey practiced law from 1987 to 2004. He joined the law firm of Baker & Hostetler, LLP in 1989 and was named a partner in 1996.
      John M. Fruehwirth, Managing Director, has been employed by Allied Capital since 2003. Previously, he worked at Wachovia (formerly First Union) in several merchant banking groups including Wachovia Capital Partners, Leveraged Capital and Middle Market Capital from 1999 to 2003. Prior to that, Mr. Fruehwirth worked in First Union’s Leveraged Finance Group from 1996 to 1998.
      Michael J. Grisius, Managing Director, has been employed by Allied Capital since 1992. Prior to joining Allied Capital, Mr. Grisius worked in leveraged finance at Chemical Bank from 1989 to 1992 and held senior accountant and consultant positions with KPMG LLP from 1985 to 1988.
      Jeri J. Harman, Managing Director, has been employed by Allied Capital since 2004. Prior to joining Allied Capital, Ms. Harman served as a Managing Director and Principal for American Capital Strategies, Ltd., a business development company, from 2000 until 2004. She worked as a Managing Director and Head of Private Placements for First Security Van Kasper from 1996 to 2000 and a Managing Director of Coopers & Lybrand from 1993 to 1996. From 1982 to 1993, Ms. Harman held various senior level positions in the private placement arm of The Prudential Insurance Company of America. She has served on the Board of Directors for the Association of Corporate Growth since 2000 and currently serves on the Board of the Women’s Leadership Council.
      Thomas C. Lauer, Managing Director, has been employed by Allied Capital since 2004. Prior to joining Allied Capital, Mr. Lauer worked in GE Capital’s sponsor finance group from 2003 to 2004 and in the merchant banking and leveraged finance groups of Wachovia Securities (previously First Union Securities) from 1997 to 2003. He also held senior analyst positions at Intel Corporation and served as a corporate lender and credit analyst at National City Corporation.
      Robert D. Long, Managing Director, has been employed by Allied Capital since 2002 and currently manages our business development activities. Prior to joining Allied Capital, Mr. Long was Managing Director and Head of Investment Banking at C.E. Unterberg from 2001 to 2002, and Managing Director at E*OFFERING/Wit SoundView from 2000 to 2001. He also held management positions at Bank of America (Montgomery Securities) from 1996 to 2000, and Nomura Securities International from 1992 to 1996, and prior to that he served as a Managing Director at CS First Boston.
      Justin S. Maccarone, Managing Director, has been employed by Allied Capital since 2005. Prior to joining Allied Capital, Mr. Maccarone served as a partner with UBS Capital Americas, LLC, a private equity fund focused on middle market investments, from 1993 to 2005. Prior to that, Mr. Maccarone served as a Senior Vice President at GE Capital specializing in merchant banking and leveraged finance from 1989 to 1993 and served as

Vice President of the Leveraged Finance Group at HSBC/ Marine Midland Bank from 1981 to 1989.
      Robert M. Monk, Managing Director, has been employed by Allied Capital since 1993. Prior to joining Allied Capital, Mr. Monk worked in the leveraged finance group at First Union National Bank (currently Wachovia Securities).
      Diane E. Murphy, Executive Vice President and Director of Human Resources, has been employed by Allied Capital since 2000. Prior to joining Allied Capital, Ms. Murphy was employed by Allfirst Financial from 1982 to 1999 and served in several capacities including head of the retail banking group in the Greater Washington Metro Region from 1994 to 1996 and served as the senior human resources executive from 1996 to 1999.
      Penni F. Roll, Chief Financial Officer, has been employed by Allied Capital since 1995. Ms. Roll is responsible for Allied Capital’s financial operations. Prior to joining Allied Capital, Ms. Roll was employed by KPMG LLP in the firm’s audit practice.
      Daniel L. Russell, Managing Director, has been employed by Allied Capital since 1998. Prior to joining Allied Capital, Mr. Russell was employed by KPMG LLP in the firm’s financial services group.
      John M. Scheurer, Managing Director, has been employed by Allied Capital since 1991. Mr. Scheurer is currently a member of the Board of Governors of the Commercial Mortgage Securities Association. He has also served as Chairman and as a Vice Chair of the Capital Markets Committee for the Commercial Real Estate Finance Committee of the Mortgage Bankers Association.
      John D. Shulman, Managing Director, has been employed by Allied Capital since 2001. Prior to joining Allied Capital, Mr. Shulman served as the President and CEO of Onyx International, LLC, a private equity firm, from 1994 to 2001. He currently serves as a member of the investment committee of Greater China Private Equity Fund.
      Suzanne V. Sparrow, Executive Vice President and Corporate Secretary, has been employed by Allied Capital since 1987. Ms. Sparrow manages various special projects for Allied Capital and is involved in Allied Capital’s compliance and corporate governance activities.
Committees of the Board of Directors
      Our Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee, and a Corporate Governance/ Nominating Committee. The Audit Committee, Compensation Committee, and Corporate Governance/ Nominating Committee each operate pursuant to a committee charter. The charter of each Committee is available on our web site at www.alliedcapital.com in the Investor Resources section and is also available in print to any stockholder or other interested party who requests a copy.
      The Executive Committee has and may exercise those rights, powers, and authority that the Board of Directors from time to time grants to it, except where action by the Board is required by statute, an order of the Securities and Exchange Commission (the Commission), or Allied Capital’s charter or bylaws. The Executive Committee has been delegated authority from the Board to review and approve certain investments. The Executive Committee met 50 times during 2006. The Executive Committee members currently are Messrs. Walton (Chairman), Harper, Hebert, Leahy, Long, Pollock and Steuart. Messrs. Harper, Hebert, Leahy, Pollock, and Steuart are independent directors for purposes of the 1940 Act. Messrs. Walton and Long are interested persons of Allied Capital, as defined in Section 2(a)(19) of the 1940 Act.
      The Audit Committee operates pursuant to a charter approved by the Board of Directors and meets the requirements of Section 3(a)(58)(A) of the Exchange Act. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our independent registered public accounting firm, and the performance of our internal audit function. The Audit Committee met 13 times during 2006. The Audit Committee is presently composed of five persons, including Mmes. Bates (Chairman) and van Roijen and Messrs. Browne, Garcia, and Harper, all of whom are considered independent under the rules promulgated by the New York Stock Exchange. Our Board of Directors has determined that Ms. Bates and Messrs. Browne, Garcia, and Harper are “audit committee financial experts” as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, as each meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act.
      The Compensation Committee approves the compensation of our executive officers, and reviews the amount of salary and bonus for each of the Company’s other officers and employees. In addition, the Compensation Committee approves stock option grants for our officers under our Amended Stock Option Plan, determines the Individual Performance Awards (IPA) and Individual Performance Bonuses (IPB) for participants and determines other compensation arrangements for employees. The Compensation Committee met nine times during 2006. The Compensation Committee members currently are Messrs. Garcia (Chairman), Browne, Firestone, Leahy, and Racicot, each of whom is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.
      The Corporate Governance/Nominating Committee recommends candidates for election as directors to the Board of Directors and makes recommendations to the Board as to our corporate governance policies. The Corporate Governance/ Nominating Committee met four times during 2006. The Corporate Governance/ Nominating Committee members currently are Messrs. Hebert (Chairman), Firestone, Pollock, Racicot, and Steuart, each of whom is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.
      The Corporate Governance/Nominating Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted to the care of the Corporate Secretary in accordance with the Company’s bylaws, Corporate Governance Policy, and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable Commission rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

PORTFOLIO MANAGEMENT
      The management of our company and our investment portfolio is the responsibility of various corporate committees, including the management committee, the investment committee, and the portfolio management committee. In addition, the Executive Committee of the Board of Directors approves certain investment decisions.
      Our management committee is responsible for, among other things, business planning and the establishment and review of general investment criteria. The management committee is chaired by William Walton, our Chief Executive Officer (CEO), and currently includes Joan Sweeney, our Chief Operating Officer (COO), Penni Roll, our Chief Financial Officer (CFO), Scott Binder, our Chief Valuation Officer (CVO), and John Fruehwirth, Michael Grisius, Jeri Harman, Thomas Lauer, Robert D. Long, Justin Maccarone, Robert Monk, Daniel Russell, John Scheurer, and John Shulman, all managing directors. The composition of the committee may change from time to time.
      Our investment committee is responsible for approving new investments. Our investment committee is chaired by William Walton, CEO, and currently includes Joan Sweeney, COO, Penni Roll, CFO, Scott Binder, CVO (non-voting), John Fruehwirth, Michael Grisius, Jeri Harman, Thomas Lauer, Robert D. Long, Justin Maccarone, Robert Monk, Daniel Russell, John Scheurer, John Shulman and Paul Tanen, all managing directors. The composition of the committee may change from time to time.
      In addition to approval by the investment committee, each transaction that represents a commitment equal to or greater than $20 million, every buyout transaction, and any other investment that in our judgment demonstrates unusual risk/reward characteristics also requires the approval of the Executive Committee of the Board of Directors. Our Executive Committee is currently comprised of Messrs. Walton, Harper, Hebert, Leahy, Long, Pollock and Steuart.
      Our portfolio management committee is responsible for review and oversight of the investment portfolio, including reviewing the performance of selected portfolio companies, overseeing portfolio companies in workout status, reviewing and approving certain modifications or amendments to or certain additional investments in existing portfolio companies, reviewing and approving certain portfolio exits, reviewing and approving certain actions by portfolio companies whose voting securities are more than 50% owned by us, reviewing significant investment-related litigation matters where we are a named party, and reviewing and approving proxy votes with respect to our portfolio investments. From time to time we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and the portfolio management committee gauges our progress against the strategy. Our portfolio management committee is chaired by William Walton, CEO, and currently includes Joan Sweeney, COO, Penni Roll, CFO, Scott Binder, CVO (non-voting), Ralph Blasey, Private Finance Counsel, and Christina DelDonna, Susan Mayer, John Scheurer and Paul Tanen, all managing directors. The composition of the committee may change from time to time.
      We are internally managed and our investment professionals manage the investments in our portfolio. These investment professionals have extensive experience in managing investments in private businesses in a variety of industries, and are familiar with our approach of lending and investing. Because we are internally managed, we pay no external investment advisory fees, but instead we pay the operating costs associated with employing investment and other professionals.

Biographical Information for Non-Executive Officers
      Information regarding the business experience of the additional investment professionals who are directors or executive officers is contained under the caption “Management — Biographical Information.”
      Christina L. DelDonna, Managing Director, has been employed by Allied Capital since 1992. Ms. DelDonna has previously worked in a number of other managerial roles during her tenure with Allied Capital. Prior to joining Allied Capital, Ms. DelDonna held several accounting, audit, and financial analyst roles within a variety of industries.
      Susan Mayer, Managing Director, has been employed by Allied Capital since 2003. Prior to joining Allied Capital, Ms. Mayer served in various investment and management positions with MCI Communications Corporation from 1993 to 2003. Before joining MCI, Ms. Mayer served in a variety of corporate development, management, and consulting roles and was employed by NHP, Inc. from 1991 to 1993, Comsat, Inc. from 1986 to 1991, and the Boston Consulting Group from 1979 to 1986.
      Paul R. Tanen, Managing Director, has been employed by Allied Capital since May 2006, and was also employed by Allied Capital from 2000 until 2004. From 2004 to 2006, Mr. Tanen served as a consultant to Allied Capital. Prior to working with Allied Capital, Mr. Tanen served as a Managing Director at Ridgefield Partners from 1998 to 2000, and was a Founding Member of the private equity group at Charter Oak Partners from 1992 to 1998.
Compensation
      The compensation for the members of our management committee, investment committee, and portfolio management committee includes: (i) annual base salary; (ii) annual cash bonus; (iii) stock options; and (iv) individual performance award and/or individual performance bonus. Compensation for the members of our Executive Committee, with the exception of Mr. Walton, consists of: (i) annual retainer; (ii) attendance fee per committee meeting; and (iii) stock options. The compensation of the members of the management committee, investment committee and portfolio management committee is determined in the same manner as the compensation received by our named executive officers. See “Management” and “Compensation of Directors and Executive Officers” for additional information regarding our compensation program and our determination of individual compensation.
Beneficial Ownership
      Each member of the Executive Committee, excluding Mr. Harper, beneficially owns shares of our common stock with a value of more than $1,000,000, based on the closing price of $30.35 on May 16, 2007, on the New York Stock Exchange. Mr. Harper beneficially owns shares of our common stock with a value of $500,000 to $1,000,000 based on the May 16, 2007, closing price. Each member of the management committee and the portfolio management committee beneficially owns shares of our common stock with a value of more than $1,000,000, based on the May 16, 2007 closing price. Each member of the investment committee beneficially owns shares of our common stock with a value of more than $1,000,000, based on the May 16, 2007 closing price.
Conflicts of Interest
      Because each of the members of the Executive Committee, the management committee, the investment committee, and the portfolio management committee provide portfolio management services of this type only to us, there are no conflicts of interest with respect to their management of other accounts or investment vehicles.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
      Under SEC rules applicable to business development companies, we are required to set forth certain information regarding the compensation of certain executive officers and directors. The following tables set forth compensation earned during the year ended December 31, 2006, by all of our directors, our principal executive officer, our principal financial officer, and each of our three highest paid executive officers (collectively, the Named Executive Officers or NEOs) in each capacity in which each NEO served. Certain of the NEOs served as both officers and directors.
DIRECTOR COMPENSATION
      The following table sets forth compensation that we paid during the year ended December 31, 2006, to our directors. Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

					Change in
					Pension Value
					and Non-
	Fees				Qualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Name	Cash	Awards	Awards(1)	Compensation	Earnings(4)	Compensation	Total

Interested Directors
William L. Walton(2)	$—	n/a	$—	n/a	$—	$—	$—
Joan M. Sweeney(2)	$—	n/a	$—	n/a	$—	$—	$—
Robert E. Long	$109,000	n/a	$18,169	n/a	$—	$—	$127,169
Independent Directors
Ann Torre Bates	$84,000	n/a	$18,169	n/a	$—	$—	$102,169
Brooks H. Browne	$102,000	n/a	$18,169	n/a	$—	$—	$120,169
John D. Firestone	$66,000	n/a	$18,169	n/a	$—	$—	$84,169
Anthony T. Garcia	$102,000	n/a	$18,169	n/a	$—	$—	$120,169
Edwin L. Harper	$86,500	n/a	$36,337 (3)	n/a	$—	$—	$122,837
Lawrence I. Hebert	$126,500	n/a	$18,169	n/a	$—	$—	$144,669
John I. Leahy	$138,000	n/a	$18,169	n/a	$—	$—	$156,169
Alex J. Pollock	$115,500	n/a	$18,169	n/a	$—	$—	$133,669
Marc F. Racicot	$64,000	n/a	$18,169	n/a	$—	$—	$82,169
Guy T. Steuart II	$106,500	n/a	$18,169	n/a	$—	$—	$124,669
Laura W. van Roijen	$79,000	n/a	$18,169	n/a	$—	$—	$97,169

(1)	Reflects the annual grant of 5,000 options. Options granted vest immediately. The fair value of the options was estimated on the grant date for financial reporting purposes using the Black-Scholes option pricing model and pursuant to the requirements of FASB Statement No. 123 (Revised). See Note 2 to our consolidated financial statements for the assumptions used in determining FAS 123R values.

(2)	Mr. Walton and Ms. Sweeney did not receive any compensation for serving on the Board of Directors. See “Executive Compensation — Summary Compensation” below.

(3)	Reflects the grant of 10,000 options made upon Mr. Harper’s initial election to the Board.

(4)	There were no above market or preferential earnings on the non-qualified deferred compensation plans. See “Non- Qualified Deferred Compensation” below.
     Each non-officer director receives an annual retainer of $40,000. In addition, committee chairs receive an annual retainer of $5,000. For each committee meeting attended, Executive Committee members receive $1,500 per meeting; Audit Committee members receive $3,000 per meeting; and members of the Compensation and Corporate Governance/Nominating Committees each receive $2,000 per meeting. For 2007, members serving on special purpose committees will receive $3,000 per meeting.

      Directors may choose to defer such fees through the 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan (DCP I), and may choose to have such deferred income invested in shares of our common stock through a trust, which is owned by us. See “Non-Qualified Deferred Compensation” for additional information.
      Non-officer directors are eligible for stock option awards under our Amended Stock Option Plan pursuant to an exemptive order from the Commission. The terms of the order, which was granted in September 1999, provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued, or on the date that any new director is elected by stockholders to the Board of Directors. Thereafter, each non-officer director will receive 5,000 options each year on the date of the Annual Meeting of Stockholders at the fair market value on the date of grant. See “Amended Stock Option Plan.” The options granted to our directors vest immediately.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
     Overview of the Compensation Program
      Compensation Philosophy. Allied Capital’s compensation and benefits programs are designed with the goal of providing compensation that is fair, reasonable and competitive. The programs are intended to help us align the compensation paid to our executive officers with the achievement of certain corporate and executive performance objectives that have been established to achieve the long-term objectives of Allied Capital. We also believe that the compensation programs should enable us to attract, motivate, and retain key officers who will contribute to our future success.
      The design of our compensation programs is based on the following:

•	Competitiveness and Market Alignment — Our compensation and benefits programs are designed to be competitive with those provided by companies with whom we compete for talent and to be sufficient to attract the best talent from an increasingly competitive market for top performers in the private equity industry. In general, programs are considered competitive when they are in a range between the median (50th percentile) and 75th percentile of market compensation levels as measured against similarly situated competitor companies. Benefit programs are designed to provide competitive levels of protection and financial security and are not based on performance. As part of its annual review process, the Committee reviews the competitiveness of our current compensation levels of its key employees and executives with a third-party compensation consultant against the competitive market and relative to overall corporate performance during the year.

•	Achievement of Corporate and Individual Performance Objectives — We believe that the best way to accomplish alignment of compensation with the interests of our stockholders is to link pay to individual performance and individual contributions to the returns generated for stockholders. Compensation is determined by the Compensation Committee on a discretionary basis and is dependent on the achievement of certain corporate and executive performance objectives that have been established to achieve long-term objectives of Allied Capital. When individual performance exceeds expectations and performance goals established during the year, pay levels for the individual are expected to be above competitive market levels. When individual performance falls below expectations, pay levels are expected to be below competitive levels.

•	Alignment with Requirements of the 1940 Act — Our compensation program must align with the requirements of the 1940 Act, which imposes certain limitations on the structure of a BDC’s compensation program. For example, the 1940 Act prohibits a BDC from maintaining a stock option plan and a profit sharing arrangement simultaneously. As a result, if a BDC has a stock option plan, it is prohibited from using a carried interest formula, a common form of compensation in the private equity industry, as a form of compensation. Because of these and other similar limitations imposed by the 1940 Act, the Compensation Committee is limited as to the type of compensation arrangements that can be utilized in order to attract, retain and motivate employees.

      Components of Total Compensation. The Compensation Committee determined that the compensation packages for 2006 for the named executive officers identified in the Summary Compensation Table (the NEOs) should generally consist of the following five key components:

•	Annual base salary;

•	Annual cash bonus;

•	Stock options, priced at current market value;

•	Individual Performance Award (IPA), which is a cash award that is generally determined at the beginning of the year based upon the individual performance of the officer, which is used exclusively to purchase shares of our common stock in the market through a deferred compensation plan; and

•	Individual Performance Bonus (IPB), which is a cash award that is generally determined at the beginning of the year based upon the individual performance of the officer and is paid as current compensation during the year.
      Base Salary. Base salary is designed to attract and retain experienced executives who can drive the achievement of our goals and objectives. While an executive’s initial base salary is determined by an assessment of competitive market levels, the factors used in determining increases in base salary include individual performance, changes in role and/or responsibility and changes in the competitive market environment.
      We have entered into employment agreements with William L. Walton, our Chairman and Chief Executive Officer, Joan M. Sweeney, our Chief Operating Officer, and Penni F. Roll, our Chief Financial Officer. See “— Employment Agreements” below for information regarding the material terms of these agreements.
      Annual Cash Bonus. The annual cash bonus is designed to reward those executives that have achieved certain corporate and executive performance objectives and have contributed to the achievement of certain long-term objectives of Allied Capital. The amount of the annual cash bonus is determined by the Compensation Committee on a discretionary basis. The annual cash bonus, when combined with base salary and the IPA and IPB described below, is benchmarked against a range of compensation that is competitive between the median (50th percentile) and 75th percentile of market compensation levels based on the performance of the individual.

      Stock Options. Our principal objective in awarding stock options to our officers and directors is to align each optionee’s interests with the success of Allied Capital and the financial interests of our stockholders by linking a portion of such optionee’s compensation with the performance of our stock and the value delivered to stockholders. The Compensation Committee evaluates a number of criteria, including the past service of each such optionee to Allied Capital, the present and potential contributions of such optionee to the success of Allied Capital, and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the Amended Stock Option Plan, including the recipient’s current stock holdings, years of service, position with us, and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance. See “Amended Stock Option Plan” for additional information.
      IPA and IPB. Following the enactment of The Sarbanes-Oxley Act of 2002, we were no longer permitted to provide loans to executive officers for the exercise of stock options, as is statutorily provided for in the 1940 Act. This was a significant development, since a substantial component of the total return to stockholders comes in the form of the dividend paid on our common stock. Under the former loan program, an officer could exercise vested stock options with a loan for the purpose of buying the underlying shares and would then receive dividends on the shares obtained through such exercise and pay us interest on the loan until maturity. The loan program was also desirable because it caused the officers to share in the risk of ownership of the stock, since the loan would have to be repaid. As such, under the loan program, there was a balance of the benefits and risks of share ownership for the officers. When the loan program was discontinued, the Compensation Committee established a long-term incentive compensation program whereby the Compensation Committee of the Board of Directors determines an Individual Performance Award (IPA) for certain officers annually, generally at the beginning of each year. In determining the award for any one officer, the Compensation Committee considers individual performance factors, as well as the individual’s contribution to the returns generated for stockholders, among other factors. Stockholders approved the Non-Qualified Deferred Compensation Plan II (DCP II), through which the IPA is administered, in 2004. See “Non-Qualified Deferred Compensation — The 2005 Deferred Compensation Plan II” for additional detail regarding the DCP II.
      As a result of changes in the Code imposed by the American Jobs Creation Act of 2004 (JCA) regarding non-qualified deferred compensation plans, as well as an increase in the competitive market for recruiting and retaining top performers in private equity firms, beginning in 2005 the Board of Directors determined that a portion of the IPA should be paid as an Individual Performance Bonus (IPB). The IPB is determined annually, generally at the beginning of the year, and is distributed in cash in equal installments to award recipients throughout the year as long as each recipient remains employed by us. If a recipient terminates employment during the year, any remaining cash payments under the IPB would be forfeited. In determining an IPB award for any one officer, the Committee considers individual performance factors, as well as the individual’s contribution to the returns generated for stockholders, among other factors.
      Employment Agreements and Severance Arrangements. We entered into employment agreements in 2004 with Mr. Walton and Mmes. Sweeney and Roll and these agreements were amended in 2007 to comply with the JCA and to address other tax related matters.

Pursuant to each of these agreements, if the executive’s employment is terminated without cause during the term of the agreement, or within 24 months of a change in control, the executive shall be entitled to severance pay. See “Severance and Change in Control Arrangements” for more detail.
      401(k) Plan. We maintain a 401(k) Plan. All full-time employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals to the 401(k) Plan, up to $15,500 annually for the 2007 plan year, and to direct the investment of these contributions. Plan participants who are age 50 or older during the 2007 plan year are eligible to defer an additional $5,000 during 2007. The 401(k) Plan allows eligible participants to invest in shares of an Allied Capital Common Stock Fund, consisting of Allied Capital common stock and cash, among other investment options. In addition, during the 2007 plan year, we expect to contribute up to 5% of each participant’s eligible compensation for the year, up to maximum compensation of $225,000, to each participant’s plan account on the participant’s behalf, which fully vests at the time of the contribution. The contribution with respect to compensation in excess of $225,000 will be made to The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan. See “Non-Qualified Deferred Compensation — The 2005 Deferred Compensation Plan I.” On May 16, 2007, the 401(k) Plan held less than 1% of the outstanding shares of Allied Capital.
      Insurance. We also make available to all employees health insurance, dental insurance, and group life, disability, and other insurance. Prior to the Sarbanes-Oxley Act of 2002, we provided split dollar life insurance arrangements for certain senior officers. We have subsequently terminated our obligations to pay future premiums with respect to existing split-dollar life insurance arrangements.
      Perquisites. We provide only limited perquisites such as company-paid parking to our NEOs. We utilize corporate aircrafts for business use in an effort to improve the efficiency of required business travel. Imputed income determined in accordance with the Internal Revenue Service (IRS) requirements is reflected in an NEO’s aggregate compensation for income tax purposes for any business trip on which a non-employee family member accompanies the NEO. For compensation disclosure purposes, the value of such travel by non-employee family members is calculated using the direct variable costs incurred.
     Establishing Compensation Levels
      Role of the Compensation Committee and Management. The Compensation Committee is comprised entirely of independent directors who are also non-employee directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and independent directors as defined by New York Stock Exchange rules.
      The Compensation Committee operates pursuant to a charter that sets forth the mission of the Compensation Committee and its specific goals and responsibilities. The Compensation Committee’s mission is to evaluate the compensation of our executive officers, and their performance relative to their compensation, and to assure that they are compensated effectively in a manner consistent with the compensation philosophy discussed earlier, internal equity considerations, competitive practice, and the requirements of applicable law and the appropriate regulatory bodies. In addition, the Compensation Committee evaluates and makes recommendations to the Board regarding the compensation of the directors, including their compensation for services on Board committees.

      The Compensation Committee’s charter reflects these goals and responsibilities, and the Compensation Committee annually reviews and revises its charter as necessary. To assist in carrying out its responsibilities, the Compensation Committee periodically receives reports and recommendations from management and from a third-party compensation consultant that it selects and retains. The Compensation Committee may also, from time to time, consult with legal, accounting or other advisors all in accordance with the authority granted to the Compensation Committee in its charter.
      The key members of management involved in the compensation process are the Chief Executive Officer, the Chief Operating Officer and the Director of Human Resources. Management proposes certain corporate and executive performance objectives for executive management that could be established to achieve long-term objectives of Allied Capital and used to determine total compensation, and these proposals are presented to the Compensation Committee for review and approval. Management also participates in the discussion of peer companies to be used to benchmark NEO compensation, and recommends the overall funding level for the annual cash bonus, IPA and IPB, and management’s recommendations are presented to the Compensation Committee for review and approval.
      Company Compensation Policies. In determining the individual compensation for our NEOs, the Compensation Committee considers the total compensation to be awarded to each NEO and may exercise discretion in determining the portion allocated to the various components of total compensation. We believe that the focus on total compensation provides the ability to align pay decisions with short- and long-term needs of the business. This approach also allows for the flexibility needed to recognize differences in performance by providing differentiated pay.
      Assessment of Market Data, Peer Comparisons and Benchmarking of Compensation. The Compensation Committee annually retains a third-party compensation consultant to assess the competitiveness of the current and proposed compensation levels of our NEOs to competitive market practices. For over five years, the Committee has engaged Ernst & Young LLP’s Performance and Reward Practice for this purpose. The consultant assists with the assessment of the compensation practices of our direct competitors. Given our unique structure as a publicly traded, internally managed BDC coupled with the fact that most of our direct competitors are privately held private equity partnerships, specific compensation information with respect to our direct competitors typically is not publicly available. There are a limited number of published survey sources that have a primary focus on the private equity industry and that provide annualized information on long-term incentive plans in the industry, which typically take the form of carried interest.
      As a part of the annual assessment of compensation, the Compensation Committee and its consultant analyze NEO compensation information relative to: (a) a peer group of publicly traded companies, as determined by the Compensation Committee, including internally managed BDCs, deemed similar to Allied Capital in terms of industry segment, company size and competitive market for executive talent; (b) published survey data on similarly sized private equity firms; and (c) an estimation of aggregate compensation levels paid by externally managed BDCs and similar pass-through structures, such as real estate investment trusts. Through this process, the Compensation Committee benchmarks our compensation for NEOs, including the CEO, to the median (50th percentile) through the 75th percentile of competitive market data. However, the Compensation Committee was unable to benchmark the compensation data of individual NEOs from the externally managed companies because no individual compensation data is available.
      Assessment of Company Performance. The Compensation Committee considered certain corporate and executive performance measures that have been established to achieve long-term total return to stockholders. During 2006, we achieved numerous strategic investment and operational goals and objectives, including the origination of $2.4 billion in new investments, achievement of approximately $533 million in net realized gains, and the payment of approximately $355 million of dividends to stockholders. We also achieved investment grade status from the primary ratings agencies.
          Compensation Determination
      In identifying prevailing market competitive compensation and benefit levels for similarly situated companies, Allied Capital employs a three-pronged approach as noted above. First, the Compensation Committee reviews compensation information from a proxy peer group that is composed of similarly situated publicly traded companies, including internally managed BDCs, deemed similar to us in terms of industry segment and competitive market for executive talent. Second, the Compensation Committee considers published survey data on similarly sized private equity firms. Third, the Compensation Committee reviews an estimation of aggregate compensation levels paid by externally managed BDCs and similar pass-through structures, such as real estate investment trusts.
      The Compensation Committee annually reviews tally sheets that illustrate all components of the compensation provided to our NEOs, including base salary, annual cash bonus, IPAs and IPBs, stock option awards, perquisites and benefits, the accumulated balance under non-qualified deferred compensation plans, and the aggregate amounts that may be paid as the result of certain events of termination under employment agreements including a change of control. The Compensation Committee also provides a full report of all compensation program components to the Board of Directors, including the review and discussion of tally sheets.
      Individual compensation levels for NEOs are determined based on individual performance and the achievement of certain corporate and executive performance objectives that have been established to achieve our long-term objectives.
      Increases to base salary are awarded to address changes in the external competitive market for a given position, to recognize an executive for assuming additional responsibilities and his/her related performance, or to achieve an appropriate competitive level due to a promotion to a more senior position.
      In determining the amount of an executive’s variable compensation — the annual cash bonus, IPA and IPB — the Compensation Committee uses market-based total compensation guidelines described above. Within those guidelines, the Committee considers the overall funding available for such awards, the executive’s performance, and the desired mix between the various components of total compensation. We do not use any formula-based approach in determining individual awards. Rather, discretion is exercised in determining the overall total compensation to be awarded to the executive. As a result, the amounts delivered in the form of an annual cash bonus, IPA and IPB are designed to work together in conjunction with base salary to deliver an appropriate total compensation level to the NEO.

      We believe that the discretionary design of our variable compensation program supports its overall compensation objectives by allowing for significant differentiation of pay based on individual performance and by providing the flexibility necessary to ensure that pay packages for its NEOs are competitive relative to our market.
      Determination of 2006 Compensation for the CEO and other NEOs. The compensation of our Chief Executive Officer and other NEOs is determined based on the achievement of certain corporate and executive performance objectives. 2006 was a year of continued progress in achieving the objectives that contribute to the long-term success of Allied Capital. Under Mr. Walton’s leadership in 2006, we invested $2.4 billion in over 65 total transactions, generated approximately $533 million in net realized gains, paid approximately $355 million in dividends to stockholders, raised $700 million in long-term debt and achieved investment grade status from the three primary ratings agencies.
      Mr. Walton is paid an annual base salary of $1,500,000, the same rate that has been in effect since February 2004. Mr. Walton received an annual bonus for 2006 of $2,750,000, the same amount as the annual bonus that was paid for 2005, in recognition of our performance discussed above and his instrumental role in driving those results. Mr. Walton also received a 2006 IPA of $1,475,000 and a 2006 IPB of $1,475,000, which were the same amounts as the prior year. Mr. Walton did not receive any stock option grants in 2006 to help ensure that we had sufficient stock option reserves to make market competitive stock option grants to new officer hires below the NEO level.
      Ms. Sweeney is paid an annual base salary of $1,000,000, the same rate that has been in effect since February 2004. Ms. Sweeney received an annual bonus for 2006 of $1,500,000, the same amount as the annual bonus that was paid for 2005, in recognition of our performance and her individual performance. Ms. Sweeney also received a 2006 IPA of $750,000 and a 2006 IPB of $750,000, which were the same amounts as the prior year. Ms. Sweeney did not receive any stock option grants in 2006 to help ensure that we had sufficient stock option reserves to make market competitive stock option grants to new officer hires below the NEO level.
      For 2006, Ms. Roll was paid an annual base salary of $523,568. Ms. Roll received an annual bonus for 2006 of $850,000 in recognition of our performance and her individual performance. Ms. Roll also received a 2006 IPA of $350,000 and a 2006 IPB of $350,000. Ms. Roll did not receive any stock option grants in 2006 to help ensure that we had sufficient stock option reserves to make market competitive stock option grants to new officer hires below the NEO level.
      For 2006, Mr. Shulman was paid an annual base salary of $561,250. Mr. Shulman received an annual bonus for 2006 of $3,000,000 in recognition of our performance and his individual performance. Mr. Shulman also received a 2006 IPA of $1,000,000 and a 2006 IPB of $1,000,000. Mr. Shulman did not receive any stock option grants in 2006 to help ensure that we had sufficient stock option reserves to make market competitive stock option grants to new officer hires below the NEO level.
      For 2006, Mr. Grisius was paid an annual base salary of $556,538. Mr. Grisius received an annual bonus for 2006 of $1,500,000 in recognition of our performance and his individual performance. Mr. Grisius also received a 2006 IPA of $500,000 and a 2006 IPB of $500,000. Mr. Grisius did not receive any stock option grants in 2006 to help ensure that we had sufficient stock option reserves to make market competitive stock option grants to new officer hires below the NEO level.

      The Compensation Committee determined that the total compensation levels for each of these executives was within a competitive range to existing market levels.
      Determination of 2007 IPA and 2007 IPB for NEOs. In determining the 2007 IPAs and IPBs, the Compensation Committee considered each NEO’s individual contribution to Allied Capital as a whole. The 2007 IPAs for Mr. Walton, Ms. Sweeney, Ms. Roll, Mr. Shulman and Mr. Grisius were determined to be $1,475,000, $750,000, $350,000, $500,000 and $400,000, respectively. The 2007 IPBs for Mr. Walton, Ms. Sweeney, Ms. Roll, Mr. Shulman and Mr. Grisius were determined to be $1,475,000, $750,000, $350,000, $500,000 and $400,000, respectively. The 2007 IPAs and IPBs for Mr. Walton, Ms. Sweeney and Ms. Roll remained unchanged from their 2006 award amounts. The 2007 IPAs and IPBs for Messrs. Shulman and Grisius were each decreased by $500,000 and $100,000, respectively, from their 2006 awards.
      The IPA for 2007 for all recipients in the aggregate has been determined to be approximately $9.9 million. This amount represents IPAs expected to be expensed for financial reporting purposes for 2007 assuming each participant remains employed by us throughout the year. This amount is subject to change if there is a change in the composition of the pool of award recipients during the year, or if the Compensation Committee determines that a change to an individual award is needed. The IPAs are not paid to executive officers on a current basis. Instead, IPAs are deposited in a deferred compensation trust in approximately equal cash installments, on a quarterly basis, and the cash is used to purchase shares of our common stock in the market on the New York Stock Exchange. See “Non-Qualified Deferred Compensation — The 2005 Deferred Compensation Plan II” for additional information.
      The IPB for 2007 for all recipients in the aggregate has been determined to be approximately $9.7 million. The IPB will be distributed in cash to award recipients in equal installments throughout the year as long as the recipient remains employed by us. If a recipient terminates employment during the year, any remaining cash payments under the IPB for the recipient are forfeited. This amount represents IPBs expected to be expensed for financial reporting purposes for 2007 assuming each recipient remains employed by us throughout the year. This amount is subject to change if there is a change in the composition of the pool of award recipients during the year or if the Compensation Committee determines that a change to an individual award is needed.
          Stock Option Practices
      Our principal objective in awarding stock options to our officers and directors is to align each optionee’s interests with the success of Allied Capital and the financial interests of our stockholders by linking a portion of such optionee’s compensation with the performance of our stock and the value delivered to stockholders. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance. Stock options are priced at the closing price of the stock on the date the option is granted. The Compensation Committee takes into account material non-public information, among other factors, when granting stock options. During 2006, NEOs did not receive stock option grants to help ensure that we had sufficient stock option reserves to make market competitive stock option grants to new officer hires.

          Stock Ownership Initiative
      In connection with our 2006 Annual Meeting of Stockholders, our stockholders approved the issuance of up to 2,500,000 shares of our common stock in exchange for the cancellation of vested “in-the-money” stock options granted to certain officers and directors under the Amended Stock Option Plan. Under the initiative, which was reviewed and approved by our Board of Directors, all optionees who hold vested stock options with exercise prices below the market value of the stock (or “in-the-money” options), would be offered the opportunity to receive cash and unregistered common stock in exchange for their voluntary cancellation of their vested stock options. The sum of the cash and common stock to be received by each optionee would equal the “in-the-money” value of the stock option cancelled. As part of this initiative, the Board of Directors adopted a target ownership program that establishes minimum ownership levels for our senior officers, which is intended to further align the interests of our officers with those of our stockholders. We have not implemented the option cancellation program, but we intend to do so in the future.
          Impact of Regulatory Requirements — Tax Deductibility of Pay
      Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year, which applies with respect to certain of our most highly paid executive officers for 2006. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be deductible. Mr. Walton’s, Ms. Sweeney’s and Mr. Shulman’s total compensation is above the $1,000,000 threshold for 2006; accordingly, for 2006, a portion of their total compensation, including salaries, bonuses and IPBs, and the taxable value of their perquisites under the Code, is not deductible by us.

Summary Compensation
      The following table sets forth compensation that we paid during the year ended December 31, 2006, to our principal executive officer, principal financial officer and each of our three highest paid executive officers (collectively, the Named Executive Officers or NEOs) in each capacity in which each NEO served. Certain of the NEOs served as both officers and directors.

							Change in
							Pension Value
							and Non-
						Non-Equity	Qualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Awards	Awards	Compensation	Earnings(2)	Compensation(3)	Total

William L. Walton, Chief Executive Officer	2006	$1,500,000	$5,700,000	n/a	n/a	n/a	n/a	$250,763	$7,450,763

Joan M. Sweeney, Chief Operating Officer	2006	$1,000,000	$3,000,000	n/a	n/a	n/a	n/a	$134,418	$4,134,418

Penni F. Roll, Chief Financial Officer	2006	$523,568	$1,550,000	n/a	n/a	n/a	n/a	$70,571	$2,144,139

John D. Shulman, Managing Director	2006	$561,250	$5,000,000	n/a	n/a	n/a	n/a	$130,772	$5,692,022

Michael J. Grisius, Managing Director	2006	$556,538	$2,500,000	n/a	n/a	n/a	n/a	$81,945	$3,138,483

(1)	This column includes annual cash bonus, IPA and IPB. See “Compensation Discussion and Analysis” above for a discussion of these components. The following table provides detail as to the composition of the bonus received by each of the NEOs:

	Bonus	IPA	IPB

Mr. Walton	$2,750,000	$1,475,000	$1,475,000

Ms. Sweeney	$1,500,000	$750,000	$750,000

Ms. Roll	$850,000	$350,000	$350,000

Mr. Shulman	$3,000,000	$1,000,000	$1,000,000

Mr. Grisius	$1,500,000	$500,000	$500,000

(2)	There were no above market or preferential earnings on the non-qualified deferred compensation plans. See “Non-Qualified Deferred Compensation” below.

(3)	All Other Compensation is composed of the following:

	Company
	Contribution	Company
	to 401(k)	Contribution
	Plan	to DCP I	Other(4)

Mr. Walton	$11,000	$201,500	$38,263
Ms. Sweeney	$11,000	$114,000	$9,418
Ms. Roll	$11,000	$55,154	$4,417
Mr. Shulman	$11,000	$117,000	$2,772
Mr. Grisius	$11,000	$66,770	$4,175

(4)	This amount includes perquisites such as Company-paid parking and the imputed income value of split dollar life insurance arrangements. For Mr. Walton, the amount also includes the premiums associated with executive long-term disability insurance. In addition, the amount includes approximately $28,000 for Mr. Walton and approximately $3,000 for Ms. Sweeney related to the direct variable costs associated with the travel of non-employee family members when they have accompanied the NEOs on trips for business purposes. The value of this perquisite is different than each NEO’s imputed income, which is calculated in accordance with IRS requirements.

Grants of Plan-Based Awards(1)

								All Other	All Other
		Estimated Future Payouts			Estimated Future Payouts			Stock	Option
		Under Non-Equity Incentive			Under Equity Incentive Plan			Awards;	Awards;	Exercise	Grant Date
		Plan Awards			Awards			Number of	Number of	or Base	Fair Value
								Shares of	Securities	Price of	of Stock and
	Grant							Stock or	Underlying	Option	Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards

William L. Walton	—	—	—	—	—	—	—	—	—	—	—
Joan M. Sweeney	—	—	—	—	—	—	—	—	—	—	—
Penni F. Roll	—	—	—	—	—	—	—	—	—	—	—
John D. Shulman	—	—	—	—	—	—	—	—	—	—	—
Michael J. Grisius	—	—	—	—	—	—	—	—	—	—	—

(1)	No option grants were made to NEOs in 2006.
     Employment Agreements
      We entered into employment agreements in 2004 with William L. Walton, our Chairman and CEO, Joan M. Sweeney, our Chief Operating Officer, and Penni F. Roll, our Chief Financial Officer. These agreements were amended in 2007 to comply with the JCA and to address other tax-related matters. Each of the agreements provides for a three-year term that extends one day at the end of every day during its length, unless either party provides written notice of termination of such extension. In that case, the agreement would terminate three years from such notification.
      Each agreement specifies each executive’s base salary compensation during the term of the agreement. The Compensation Committee has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the Compensation Committee may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive’s performance in accordance with performance criteria to be determined by the Compensation Committee in its sole discretion. Under each agreement, each executive is also entitled to participate in our Amended Stock Option Plan, and to receive all other awards and benefits previously granted to each executive including, the payment of life insurance premiums.
      The executive has the right to voluntarily terminate employment at any time with 30 days’ notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of employees from us in the event of an executive’s departure for a period of two years. See “Severance and Change in Control Arrangements” for a discussion of the severance and change in control arrangements set forth in each of these agreements.
     Amended Stock Option Plan
      Our Amended Stock Option Plan is intended to encourage stock ownership in Allied Capital by our officers and directors, thus giving them a proprietary interest in our performance. The Amended Stock Option Plan was most recently approved by stockholders on May 15, 2007. At December 31, 2006, there were 32.2 million shares authorized under the Stock Option Plan and the number of shares available to be granted was 1.6 million.
      At our annual meeting of stockholders, held on May 15, 2007, our stockholders voted to approve an amendment to our Amended Stock Option Plan to increase the number of shares of common stock authorized for issuance under our Amended Stock Option Plan to 37.2 million shares. See “Recent Developments.”

      The Compensation Committee’s principal objective in awarding stock options to our eligible officers and directors is to align each optionee’s interests with our success and the financial interests of our stockholders by linking a portion of such optionee’s compensation with the performance of our stock and the value delivered to stockholders.
      Stock options are granted under the Amended Stock Option Plan at a price not less than the prevailing market value at the time of the grant and will have realizable value only if our stock price increases. The Compensation Committee determines the amount, if any, and features of the stock options to be awarded to optionees. The Compensation Committee evaluates a number of criteria, including the past service of each such optionee to Allied Capital, the present and potential contributions of such optionee to the success of Allied Capital, and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the Amended Stock Option Plan, including the recipient’s current stock holdings, years of service, position with Allied Capital, and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance.
      The Amended Stock Option Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the Amended Stock Option Plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.
      We have received approval from the SEC to grant non-qualified options under the Amended Stock Option Plan to non-officer directors. Pursuant to the SEC order, non-officer directors receive options to purchase 10,000 shares upon election by stockholders to the Board of Directors, and options to purchase 5,000 shares each year thereafter, on the date of the Annual Meeting of Stockholders.

Outstanding Equity Awards at Fiscal Year-end
      The following table sets forth the stock option awards outstanding at December 31, 2006:

	Option Awards						Stock Awards(4)

									Equity
									Incentive	Equity
									Plan	Incentive
									Awards:	Plan
									Number	Awards:
				Equity					of	Market or
				Incentive					Unearned	Payout
				Plan					Shares,	Value of
				Awards:				Market	Units or	Unearned
	Number of	Number of		Number of			Number of	Value of	Other	Shares,
	Securities	Securities		Securities			Shares or	Shares or	Rights	Units
	Underlying	Underlying		Underlying			Units of	Units of	That	of Other
	Unexercised	Unexercised		Unexercised	Option	Option	Stock That	Stock That	Have	Rights That
	Options	Options		Unearned	Exercise	Expiration	Have Not	Have Not	Not	Have Not
Name	Exercisable(1)	Unexercisable		Options	Price	Date	Vested	Vested	Vested	Vested

William L. Walton	659,188	—		—	$21.375	01/08/2008	n/a	n/a	n/a	n/a
	51,196	—		—	$17.875	12/08/2008	n/a	n/a	n/a	n/a
	90,922	—		—	$17.750	12/30/2009	n/a	n/a	n/a	n/a
	755,500	—		—	$16.813	05/26/2010	n/a	n/a	n/a	n/a
	254,274	—		—	$21.590	09/20/2011	n/a	n/a	n/a	n/a
	607,554	—		—	$21.520	12/13/2012	n/a	n/a	n/a	n/a
	300,000	100,000	(2)	—	$28.980	03/11/2014	n/a	n/a	n/a	n/a

Joan M. Sweeney	310,049	—		—	$21.375	01/08/2008	n/a	n/a	n/a	n/a
	32,469	—		—	$17.875	12/08/2008	n/a	n/a	n/a	n/a
	75,511	—		—	$17.750	12/30/2009	n/a	n/a	n/a	n/a
	285,000	—		—	$16.813	05/26/2010	n/a	n/a	n/a	n/a
	151,722	—		—	$21.590	09/20/2011	n/a	n/a	n/a	n/a
	462,281	—		—	$21.520	12/13/2012	n/a	n/a	n/a	n/a
	225,000	75,000	(2)	—	$28.980	03/11/2014	n/a	n/a	n/a	n/a

Penni F. Roll	19,254	—		—	$21.375	01/08/2008	n/a	n/a	n/a	n/a
	48,000	—		—	$19.875	07/28/2008	n/a	n/a	n/a	n/a
	3,656	—		—	$17.750	12/30/2009	n/a	n/a	n/a	n/a
	75,398	—		—	$16.813	05/26/2010	n/a	n/a	n/a	n/a
	58,927	—		—	$21.590	09/20/2011	n/a	n/a	n/a	n/a
	245,354	—		—	$21.520	12/13/2012	n/a	n/a	n/a	n/a
	150,000	50,000	(2)	—	$28.980	03/11/2014	n/a	n/a	n/a	n/a
	66,667	133,333	(3)	—	$27.510	08/03/2015	n/a	n/a	n/a	n/a

John D. Shulman	295,429	—		—	$21.875	04/05/2011	n/a	n/a	n/a	n/a
	22,053	—		—	$21.590	09/20/2011	n/a	n/a	n/a	n/a
	289,620	—		—	$21.520	12/13/2012	n/a	n/a	n/a	n/a
	300,000	100,000	(2)	—	$28.980	03/11/2014	n/a	n/a	n/a	n/a
	50,000	100,000	(3)	—	$27.510	08/03/2015	n/a	n/a	n/a	n/a

Michael J. Grisius	140,410	—		—	$21.375	01/08/2008	n/a	n/a	n/a	n/a
	140,797	—		—	$16.813	05/26/2010	n/a	n/a	n/a	n/a
	13,767	—		—	$21.590	09/20/2011	n/a	n/a	n/a	n/a
	71,746	—		—	$21.520	12/13/2012	n/a	n/a	n/a	n/a
	225,000	75,000	(2)	—	$28.980	03/11/2014	n/a	n/a	n/a	n/a
	66,667	133,333	(3)	—	$27.510	08/03/2015	n/a	n/a	n/a	n/a

(1)	No stock option awards have been transferred.
(2)	The options granted vest in four installments on 6/30/04, 6/30/05, 6/30/06 and 6/30/07 and vest immediately upon a change in control.
(3)	The options granted vest in three installments on 6/30/06, 6/30/07 and 6/30/08 and vest immediately upon a change in control.
(4)	We have not made any stock awards. As a business development company, we are prohibited by the 1940 Act from issuing stock awards except pursuant to an SEC exemptive order.

Option Exercises and Stock Vested
      The following table sets forth the stock option awards exercised by each NEO during the year ended December 31, 2006.

	Option Awards(1)		Stock Awards

	Number of Shares		Number of Shares
	Acquired on	Value Realized	Acquired on	Value Realized
Name	Exercise	on Exercise(2)	Vesting	on Vesting

William L. Walton	4,646	$35,588	n/a	n/a
Joan M. Sweeney	11,188	$128,494	n/a	n/a
Penni F. Roll	20,871	$221,644	n/a	n/a
John D. Shulman	—	—	n/a	n/a
Michael J. Grisius	13,306	$131,751	n/a	n/a

(1)	See “Compensation Discussion and Analysis” for more information about the options.

(2)	Represents the difference between the market price at the date of exercise and the exercise price. These options were exercised and the underlying shares were held by the individuals.
Non-Qualified Deferred Compensation

				Aggregate	Aggregate
	Executive	Company	Aggregate	Withdrawals/	Balance at
	Contributions in	Contributions in	Earnings in	Distributions in	December 31,
Name	2006(1)(4)	2006(2)(4)	2006(3)	2006	2006

William L. Walton	$1,453,612	$100,521	$1,565,725	$—	$12,027,985
Joan M. Sweeney	$739,125	$63,565	$949,212	$—	$6,074,302
Penni F. Roll	$344,925	$26,609	$252,786	$—	$2,257,335
John D. Shulman	$985,500	$34,000	$278,929	$—	$2,355,683
Michael J. Grisius	$492,750	$26,609	$260,040	$—	$1,899,901

(1)	Executive contributions are based on the IPAs earned during the 2006 plan year (net of FICA tax) and contributed to the 2005 DCP II. There are no other executive deferrals.

(2)	Company contributions are based on the excess 401(k) employer contribution made to the 2005 DCP I in 2006 (for the 2005 plan year) and allocated to the participant’s account.

(3)	Includes interest and dividend income and realized and unrealized gains and losses.

(4)	Executive and company contributions are included in the Summary Compensation table above.

     The 2005 Deferred Compensation Plan I
      Pursuant to changes in federal tax law imposed by the American Jobs Creation Act of 2004 (JCA) regarding non-qualified deferred compensation arrangements, in 2005, we restated and replaced our existing deferred compensation plan (DCP I) with The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan (2005 DCP I). The 2005 DCP I is an unfunded plan, as defined by the Code, that provides for the deferral of compensation by our directors, employees, and consultants. Any director, senior officer, or consultant is eligible to participate in the 2005 DCP I at such time and for such period as designated by the Board of Directors. The 2005 DCP I is administered through a grantor trust, and we fund this plan through cash contributions. Directors may choose to defer director’s fees through the 2005 DCP I, and may choose to have invested such deferred income in shares of our common stock through the trust. On May 16, 2007, the trust related to the 2005 DCP I held 3,486 shares of our common stock.
      We continue to maintain DCP I and all deferrals made to the DCP I (through December 31, 2004) shall be distributed pursuant to the terms of that plan. In the event of termination of employment, the participant’s deferral account in DCP I will be immediately distributed, either in lump sum or annual installments, as previously elected by the participant. On May 16, 2007, the trust related to the DCP I held 1,647 shares of our common stock.
      In the event of a change of control, all amounts in a participant’s deferral account in DCP I will be immediately distributed to the participant. For purposes of DCP I, “Change of Control” prior to the JCA (Pre-JCA) was defined as (i) the sale or other disposition of all or substantially all of our assets; or (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 (the 1934 Act)), or of record, as a result of a merger, consolidation or otherwise, of our securities representing fifteen percent (15%) or more of the aggregate voting power of our then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the 1934 Act), including, but not limited to, any corporation or group of persons acting in concert, other than (A) Allied Capital or its subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of our’s or our subsidiaries, including a trust established pursuant to any such plan; or (iii) the individuals who were members of the Board of Directors as of the Effective Date (the Incumbent Board) cease to constitute at least two-thirds (2/3) of the Board; provided, however, that any director appointed by at least two-thirds (2/3) of the then Incumbent Board or nominated by at least two-thirds (2/3) of the Corporate Governance/ Nominating Committee of the Board of Directors (a majority of the members of the Corporate Governance/ Nominating Committee shall be members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with, or as a result of, a threatened or actual proxy or control contest, shall be deemed to constitute a member of the Incumbent Board.
      For 2005 and 2006, all deferrals were made to the 2005 DCP I and shall be distributed pursuant to the terms of this plan in compliance with the JCA. In the event of termination of employment, the participant’s deferral account in 2005 DCP I will be distributed either in a lump sum or annual installments, as previously elected by the participant, however, in no event will the first payment be made earlier than six months after the date of termination of the participant’s employment.
      In the event of a change of control, all amounts in a participant’s deferral account in 2005 DCP I will be immediately distributed to the participant. For purposes of 2005 DCP I, “Change of Control” following the JCA (Post-JCA) is defined as (i) the sale or other disposition of at least forty percent (40%) of our assets; or (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the 1934 Act), or of record, as a result of a merger, consolidation or otherwise, of our securities representing fifty percent (50%) or more of the aggregate voting power of our then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the 1934 Act), including, but not limited to, any corporation or group of persons acting in concert, other than (A) Allied Capital or its subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of our’s or our subsidiaries, including a trust established pursuant to any such plan; or (iii) the individuals who were members of the Board of Directors as of the Effective Date (the Incumbent Board) cease to constitute at least two-thirds (2/3) of the Board of Directors; provided, however, that any director appointed by at least two-thirds (2/3) of the then Incumbent Board or nominated by at least two-thirds (2/3) of the Corporate Governance/ Nominating Committee of the Board (if a majority of the members of the Corporate Governance/ Nominating Committee are members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with, or as a result of, a threatened or actual proxy or control contest, shall be deemed to constitute a member of the Incumbent Board.
      The Compensation Committee of our Board of Directors administers DCP I and 2005 DCP I. The Board of Directors reserves the right to amend, terminate, or discontinue DCP I and 2005 DCP I, provided that no such action will adversely affect a participant’s rights under the plans with respect to the amounts paid to his or her deferral accounts.
     The 2005 Deferred Compensation Plan II
      In conjunction with the IPA, we established a non-qualified deferred compensation plan (DCP II) in 2004, which is administered through a grantor trust with a third-party trustee. In 2005, pursuant to recent changes in law imposed by the JCA regarding non-qualified deferred compensation arrangements, we restated and replaced DCP II with The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan II (2005 DCP II). The 2005 DCP II is an unfunded plan, as defined by the Code, that provides for the deferral of compensation by our officers. All IPA contributions made for 2005 and 2006 were made into the 2005 DCP II.
      The IPAs are generally deposited in the trust in equal installments, on a quarterly basis, in the form of cash. The Compensation Committee designed both DCP II and 2005 DCP II to require the trustee to use the cash to purchase shares of our common stock in the market on the New York Stock Exchange. A participant only vests in the award as it is deposited into the trust. The Compensation Committee, in its sole discretion, shall designate the senior officers who will receive IPAs and participate in 2005 DCP II. During any period of time in which a participant has an account in either DCP II or 2005 DCP II, any dividends declared and paid on shares of common stock allocated to the participant’s accounts shall be reinvested by the trustee as soon as practicable in shares of our common stock purchased in the open market.
      We continue to maintain DCP II and all contributions made to DCP II (through December 31, 2004) shall be distributed pursuant to the terms of that plan. In the event of termination of employment, one-third of the participant’s deferral account in DCP II will be immediately distributed, one half of the then current remaining balance will be distributed within 30 days of the first anniversary of his or her employment termination date, and the remainder of the account balance will be distributed within 30 days of the second anniversary of the employment termination date. In the event of a change of control (following the Pre-JCA definition for “Change in Control”), all amounts in a participant’s deferral account in DCP II will be immediately distributed to the participant.
      Contributions made to the 2005 DCP II shall be distributed pursuant to the terms of this plan in compliance with the JCA. In the event of termination of employment, one-third of the participant’s deferral account in 2005 DCP II will be distributed six months after his or her employment termination date, one half of the then current remaining balance will be distributed within 30 days of the first anniversary of his or her employment termination date, and the remainder of the account balance will be distributed within 30 days of the second anniversary of the employment termination date. In the event of a change of control, (following the Post-JCA definition for “Change of Control”), all amounts in a participant’s deferral account in 2005 DCP II will be immediately distributed to the participant.

      A participant who violates certain non-solicitation covenants contained in the DCP II and 2005 DCP II during the two years after the termination of his or her employment will forfeit back to us the remaining value of his or her deferral accounts.
      The aggregate maximum number of shares of our common stock that the trustee is authorized to purchase in the open market for the purpose of investing the cash from IPAs in DCP II and 2005 DCP II is 3,500,000 shares, subject to appropriate adjustments in the event of a stock dividend, stock split, or similar change in capitalization affecting our common stock. On May 16, 2007, the trust related to the DCP II held 505,778 shares of our common stock and the trust related to the 2005 DCP II held 618,188 shares of our common stock.
      The Compensation Committee of our Board of Directors administers DCP II and 2005 DCP II. The Board of Directors reserves the right to amend, terminate, or discontinue DCP II and 2005 DCP II, provided that no such action will adversely affect a participant’s rights under the plans with respect to the amounts contributed to his or her deferral accounts.
Severance and Change in Control Arrangements
      We entered into employment agreements in 2004 with William L. Walton, Chairman and CEO, Joan M. Sweeney, Chief Operating Officer, and Penni F. Roll, Chief Financial Officer. These agreements were amended in 2007 to comply with the JCA and to address other tax-related matters. Each of the agreements provides for a three-year term that extends one day at the end of every day during its length, unless either party provides written notice of termination of such extension. In that case, the agreement would terminate three years from such notification.
      Pursuant to each of those agreements, if the executive resigns without good reason or his/her employment is terminated with cause, the executive will not receive any severance pay. If, however, employment is terminated by us without cause or by the executive for good reason, the executive will be entitled to severance pay for a period not to exceed 36 months. Severance pay will include three times the average base salary for the preceding three years, plus three times the average bonus compensation for the preceding three years, plus a lump sum severance amount, plus certain benefits for a period of one year. These benefits include COBRA premiums for Mr. Walton, Ms. Sweeney and Ms. Roll and their eligible family members for the maximum period of continuation coverage provided under COBRA, and also include the full cost for substantially equivalent health and dental insurance benefits for six months after such maximum continuation coverage expires at our sole expense. These benefits also include participation in our stock option plan, split-dollar life insurance plan, executive long term disability plan, and deferred compensation plan, if applicable. Additionally, all balances under the deferred compensation plans would be distributed in accordance with the terms of such deferred compensation plans. See “Non-Qualified Deferred Compensation” for the aggregate deferred compensation balances outstanding at December 31, 2006, for each executive. Calculated based on December 31, 2006, data, the aggregate severance value, including the value of ongoing benefits, would have been $14,537,660 for Mr. Walton, $9,711,758 for Ms. Sweeney and $5,149,142 for Ms. Roll. Severance payments will be paid in a lump sum no earlier than six months after separation.
      If a termination event occurs within 24 months after a change of control, in addition to the severance value described above, Mr. Walton, Ms. Sweeney and Ms. Roll would each be entitled to a tax equalization payment to offset any applicable excise tax penalties imposed on the executive under Section 4999 of the Code. Under the terms of the Amended Stock Option Plan, all outstanding options will vest immediately upon a change of control. As of December 31, 2006, the value of the executives’ unvested options was $370,000 for Mr. Walton, $277,500 for Ms. Sweeney and $874,331 for Ms. Roll. Under this change of control scenario, calculated using December 31, 2006, data, the aggregate payments to the executives, including severance pay, tax equalization payments, the value of the unvested options, and the value of ongoing benefits, would have been $21,468,883 for Mr. Walton, $14,081,581 for Ms. Sweeney, and $8,399,414 for Ms. Roll. Severance payments will be paid in a lump sum no earlier than six months after separation.
      If employment is terminated as a result of death or disability (as defined in the executives’ employment agreements) and no notice of non-renewal has been given, the executive will be entitled to severance pay equal to one times his/her average base salary for the preceding three years, plus one times his/her average bonus compensation for the preceding three years, plus a lump sum severance amount, plus certain benefits previously described for a period of one year. The aggregate severance value for a termination due to death or disability, calculated based on December 31, 2006, data would be $6,997,954 for Mr. Walton, $5,158,051 for Ms. Sweeney, and $2,744,021 for Ms. Roll.
      If a notice of non-renewal has been given prior to death or disability of the executive, then instead of using a one times multiple of the average base salary and average bonus compensation as described above, the severance amount that relates to base salary and bonus compensation would be calculated using the number of years remaining between the date of the executive’s death or disability and the third anniversary of the notice of non-renewal, but in no event less than one year. Any severance relating to disability will be paid in a lump sum no earlier than six months after separation. Any severance relating to death will be paid in two installments: 75% of such pay will be paid at the time of separation and 25% will be paid on the first anniversary of such separation.
      If the term of employment expires in accordance with the agreement after the delivery of a non-renewal notice by either party, the executive would continue to be employed for three years after the notice of non-renewal (unless otherwise terminated under the agreement). At the end of the three-year term, the executive would receive severance pay equal to one times the average base salary for the preceding three years, plus one times the average bonus compensation for the preceding three years, plus a lump sum severance amount, plus the benefits previously described. Severance payments will be paid in a lump sum no earlier than six months after separation.
      If any provision of the employment agreements would cause the executive to incur any additional tax under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, we will reform the provision in a manner that maintains, to the extent possible, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in such a situation, we will notify and consult with the executives prior to the effective date of any such change.

Indemnification Agreements
      We have entered into indemnification agreements with our directors and certain senior officers. The indemnification agreements are intended to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Allied Capital shall indemnify the director or senior officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of Allied Capital.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
      As of May 16, 2007, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.
      The following table sets forth, as of May 16, 2007, each stockholder who owned more than 5% of our outstanding shares of common stock, each director, each NEO, and our directors and executive officers as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power. Certain shares beneficially owned by our executive officers and directors may be held in accounts with third party brokerage firms, where such shares may from time to time be subject to a security interest for margin credit provided in accordance with such brokerage firm’s policies.
      Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.
      Each director and executive officer has the same address as Allied Capital Corporation, 1919 Pennsylvania Avenue, NW, Washington, DC 20006.

				Dollar Range of
				Equity Securities
	Number of			Beneficially
Name of	Shares Owned		Percentage	Owned by
Beneficial Owner	Beneficially(1)		of Class(2)	Directors(3)

Capital Research and Management Company	7,646,020	(4)	5.0%
333 South Hope Street, 55th Floor
Los Angeles, CA 90071-1447
Interested Directors:
William L. Walton	3,850,843	(5,6,7,15)	2.5%	over $100,000
Joan M. Sweeney	2,120,544	(5,15)	1.4%	over $100,000
Robert E. Long	61,111	(8,15)	*	over $100,000
Independent Directors:
Ann Torre Bates	34,250	(7,8)	*	over $100,000
Brooks H. Browne	93,711	(7,8,15)	*	over $100,000
John D. Firestone	82,426	(7,8)	*	over $100,000
Anthony T. Garcia	108,512	(8)	*	over $100,000
Edwin L. Harper	16,500	(8,13,15)	*	over $100,000
Lawrence I. Hebert	62,800	(8,12)	*	over $100,000
John I. Leahy	67,318	(8)	*	over $100,000
Alex J. Pollock	38,333	(7,8,9)	*	over $100,000
Marc F. Racicot	20,000	(8)	*	over $100,000
Guy T. Steuart II	374,044	(8,10,15)	*	over $100,000
Laura W. van Roijen	85,144	(7,8,15)	*	over $100,000
Named Executive Officers:
Michael J. Grisius	992,032	(5,7,15)	*
Penni F. Roll	992,058	(5,15)	*
John D. Shulman	1,232,340	(5)	*
All directors and executive officers as a group (30 in number)	17,878,652	(6,11)	10.7%

 * Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(2)	Based on a total of 152,404,012 shares of our common stock issued and outstanding on May 16, 2007, and the number of shares of our common stock issuable upon the exercise of stock options exercisable within 60 days held by each executive officer and non-officer director, which totals 14,339,786 in the aggregate.

(3)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(4)	Information regarding share ownership was obtained from the Schedule 13F that Capital Research and Management Company filed with the SEC on May 15, 2007.

(5)	Share ownership for the following executive officers includes:

		Owned	Options
		Through	Exercisable
		Deferred	Within 60 Days
	Owned	Compensation	of May 16,	Allocated to
	Directly	Plans (14)	2007	401(k) Plan

William L. Walton	467,264	257,372	2,880,634	8,225
Joan M. Sweeney	310,154	129,113	1,663,532	17,745
Penni F. Roll	103,967	45,699	830,423	11,969
Michael J. Grisius	119,009	55,916	796,554	20,553
John D. Shulman	4,799	73,939	1,153,602	—

(6)	Includes 245,573 shares held by the 401(k) Plan, of which Mr. Walton and Mr. Blasey are sub-trustees of the fund holding our shares. The sub-trustees disclaim beneficial ownership of such shares.

(7)	Includes certain shares held in IRA or Keogh accounts: Walton — 12,015 shares; Bates — 4,250 shares; Browne — 12,280 shares; Firestone — 3,415 shares; Pollock — 1,000 shares; van Roijen — 9,688 shares; and Grisius — 1,242 shares.

(8)	Beneficial ownership for these non-officer directors includes exercisable options to purchase 50,000 shares, except with respect to Mr. Long who has exercisable options to purchase 45,000 shares, Ms. Bates who has exercisable options to purchase 30,000 shares, Mr. Harper who has exercisable options to purchase 15,000 shares, Mr. Leahy who has exercisable options to purchase 47,500 shares, Mr. Pollock who has exercisable options to purchase 19,000 shares, and Mr. Racicot who has exercisable options to purchase 20,000 shares.

(9)	Includes 5,133 shares held in a deferred compensation plan for Mr. Pollock.

(10)	Includes 276,691 shares held by a corporation for which Mr. Steuart serves as an executive officer.

(11)	Includes a total of 14,339,786 shares underlying stock options exercisable within 60 days of May 16, 2007, which are assumed to be outstanding for the purpose of calculating the group’s percentage ownership, and 245,573 shares held by the 401(k) Plan.

(12)	Includes 9,000 shares held in a revocable trust.

(13)	Includes 1,500 shares held in a revocable trust.

(14)	See “Individual Performance Award” and “The 2005 Deferred Compensation Plan II” for a discussion of shares owned through the deferred compensation plans.

(15)	Includes certain shares held in margin accounts or otherwise could be pledged: Walton — 184,891 shares; Sweeney — 192,301 shares; Long — 15,681 shares; Browne — 2,500 shares; Harper — 1,500 shares; Steuart — 276,691 shares; van Roijen — 25,456 shares; Roll — 29,427 shares; Grisius — 16,914 shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
      The following table sets forth certain information, as of May 16, 2007, regarding indebtedness to Allied Capital in excess of $120,000 of any person serving as a director or executive officer of Allied Capital at any time since January 1, 2006. All of such indebtedness results from loans we made to enable the exercise of stock options. The loans are required to be fully collateralized and are full recourse against the borrower and have varying terms not exceeding ten years. The interest rates charged generally reflect the applicable federal rate on the date of the loan. As of December 31, 2006, the total loans outstanding to such executive officers of Allied Capital was $2.9 million or 0.1% of Allied Capital’s total assets at December 31, 2006.
      As a business development company under the Investment Company Act of 1940, we are entitled to provide and have provided loans to our officers in connection with the exercise of stock options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we have been prohibited from making new loans to our executive officers since July 30, 2002.

	Amount	Amount		Range of
	of Principal	of Interest	Highest Amount	Interest Rates			Amount
Name and Position	Paid During	Paid During	Outstanding				Outstanding at
with Company	2006	2006	During 2006	High		Low	May 16, 2007

Executive Officers:
Kelly A. Anderson, Executive Vice President and Treasurer	$—	$24,116	$496,225	5.96%	—	3.91%	$496,225
Michael J. Grisius, Managing Director	$24,000	$12,594	$230,727	4.68%	—	3.91%	$200,727
Penni F. Roll, Chief Financial Officer	$344,246	$23,179	$875,770	5.89%	—	4.45%	$531,524
Suzanne V. Sparrow, Executive Vice President and Corporate Secretary	$147,170	$17,342	$556,498	6.18%	—	4.45%	$281,213
Joan M. Sweeney, Chief Operating Officer and Director(1)	$399,962	$9,346	$399,962	4.45%	—	4.45%	$—

(1)	Ms. Sweeney is an interested director. Interested directors are “interested persons” as defined by the 1940 Act.

TAX STATUS
      The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in the debt securities. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of the debt securities.
Taxation as a Regulated Investment Company
      We intend to be treated for tax purposes as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. If we (i) qualify as a regulated investment company and (ii) distribute to stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Code (i.e., net ordinary investment income, including accrued original issue discount, and net realized short-term capital gain in excess of net realized long-term capital loss) (the “90% Distribution Requirement”) each year, we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gain in excess of net realized short-term capital loss) we distribute (or treat as “deemed distributed”) to stockholders. (We will, however, be subject to such tax to the extent that, prior to February 2, 2013, BLX sells property held by BLX, Inc. on the date of its corporate reorganization, but only to the extent (i) such property had a built-in gain (that is, value in excess of tax basis) on such date and (ii) such built-in gain is recognized on such sale.) In addition, we are generally required to distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending December 31 of that calendar year, and (iii) any income realized, but not taxed or distributed in prior years, in order to avoid the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies (the “Excise Tax Avoidance Requirements”). If we do not satisfy the Excise Tax Avoidance Requirements for any year, we will be required to pay this 4% excise tax on the amount by which 98% of the current year’s taxable income exceeds the distribution for the year. The ordinary income or net capital gain income on which the excise tax is paid is generally distributed to shareholders in the next tax year. Depending on the level of ordinary income or net capital gain income for a tax year, we may choose to carry over the portion of such income in excess of our current year distributions into the next tax year and pay the 4% excise tax, as required. We will be subject to federal income tax at the regular corporate rate on any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to our stockholders.
      In order to qualify as a regulated investment company for federal income tax purposes, we must, among other things: (a) continue to qualify as a business development company under the 1940 Act; (b) derive in each taxable year at least 90% of our gross income from (i) dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities or (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”); and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or more than 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), the securities of two or more issuers that are controlled (as determined under applicable Code rules) by us and are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).
      If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount or market discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by us in the same taxable year. Any amount accrued as original issue discount will be included in our investment company taxable income for the year of accrual and cash or other assets equal to the amount of such original issue discount accrual may have to be distributed to our stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Avoidance Requirements even though we have not received any cash representing such income.
      To the extent we engage in certain hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, we may be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate our income, disallow, suspend or otherwise limit our losses or deductions, cause adjustments in the holding periods of our securities, convert long-term capital gains into short-term capital gains or ordinary income, or convert short-term capital losses into long-term capital losses, or other tax consequences.
      In addition, although we do not currently intend to do so, if we were to invest in certain options, futures, or forward contracts, we may be required to report income from such investments on a mark-to-market basis, which could result in us recognizing unrealized gains and losses for federal income tax purposes even though we may not realize such gains and losses when we ultimately dispose of such investments. We could also be required to treat such gains and losses as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of our holding period for the investments.
      These rules could affect our investment company taxable income or net capital gain for a taxable year and thus affect the amounts that we would be required to distribute to our stockholders pursuant to the 90% Distribution Requirement and the Excise Tax Avoidance Requirements for such year.
      Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by the illiquid nature of our portfolio and other requirements relating to our status as a regulated investment company, including the Diversification Tests. If we dispose of assets in order to meet the 90% Distribution Requirement or the Excise Tax Avoidance Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
      If we fail to satisfy the 90% Distribution Requirement or fail to qualify as a regulated investment company in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level tax, reducing the amount available for debt service and distribution to our stockholders, and our distributions to our stockholders generally will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits), although such distributions may constitute “qualified dividend income” to individual shareholders subject to the same reduced maximum rate of tax applicable to long-term capital gains. In contrast, if we qualify as a regulated investment company, our corporate-level federal income tax should be substantially reduced or eliminated, and a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of our stockholders.
Taxation of Debt Holders
      We intend to describe in a prospectus supplement the United States federal income tax considerations applicable to the debt securities that will be sold by us pursuant to that supplement, including the taxation of any debt securities that will be sold at an original issue discount or acquired with market discount or amortizable bond premium and the tax treatment of sales, exchanges or retirements of our debt securities. In addition, we may describe in the applicable prospectus supplement the United States federal income tax considerations applicable to holders of our debt securities that are not “U.S. persons.”

CERTAIN GOVERNMENT REGULATIONS
      We operate in a highly regulated environment. The following discussion generally summarizes certain government regulations.
      Business Development Company. A business development company is defined and regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.
      As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.
      An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•	is controlled by the business development company and has an affiliate of a business development company on its board of directors;

•	does not have any class of securities listed on a national securities exchange; or

•	meets such other criteria as may be established by the SEC.
      Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.
      In October 2006, the SEC re-proposed rules providing for an additional definition of eligible portfolio company. As re-proposed, the rule would expand the definition of eligible portfolio company to include certain public companies that list their securities on a national securities exchange. The SEC is seeking comment regarding the application of this proposed rule to companies with: (1) a public float of less than $75 million; (2) a market capitalization of less than $150 million; or (3) a market capitalization of less than $250 million. There is no assurance that such proposal will be adopted or what the final proposal will entail.

      To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide significant managerial assistance to our portfolio companies.
      As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders unless we meet the applicable asset coverage ratio at the time of the distribution.
      We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in the best interests of the Company and our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount).
      We are also limited in the amount of stock options that may be issued and outstanding at any point in time. The 1940 Act provides that the amount of a business development company’s voting securities that would result from the exercise of all outstanding warrants, options and rights at the time of issuance may not exceed 25% of the business development company’s outstanding voting securities, except that if the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights issued to the business development company’s directors, officers, and employees pursuant to any executive compensation plan would exceed 15% of the business development company’s outstanding voting securities, then the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 20% of the outstanding voting securities of the business development company.
      We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the members of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. We have been granted an exemptive order by the SEC permitting us to engage in certain transactions that would be permitted if we and our subsidiaries were one company and permitting certain transactions among our subsidiaries, subject to certain conditions and limitations.
      We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the 1940 Act. We are periodically examined by the SEC for compliance with the 1940 Act.
      As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
      We maintain a code of ethics that establishes procedures for personal investment and restricts certain transactions by our personnel. Our code of ethics generally does not permit investment by our employees in securities that have been or are contemplated to be purchased or held by us. Our code of ethics is posted on our website at www.alliedcapital.com and is also filed as an exhibit to our registration statement which is on file with the SEC. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.
      As a business development company under the 1940 Act, we are entitled to provide and have provided loans to our officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we have been prohibited from making new loans to our executive officers since July 2002.
      We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company.
      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, otherwise referred to as the Code. As long as we qualify as a regulated investment company, we generally are not taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.
      Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses generally are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash.
      Dividends declared and paid by us in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital. We are generally required to distribute 98% of our taxable income during the year the income is earned to avoid paying an excise tax. If this requirement is not met, the Code imposes a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried over and distributed to shareholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required.
      In order to maintain our status as a regulated investment company and obtain regulated investment company tax benefits, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to shareholders at least 90% of our annual investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.
      Compliance with the Sarbanes-Oxley Act of 2002. The Sarbanes-Oxley Act of 2002 (the Sarbanes-Oxley Act) imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements apply to us, including:

•	Our Chief Executive Officer and Chief Financial Officer certify the financial statements contained in our periodic reports through the filing of Section 302 certifications;

•	Our periodic reports disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Our annual report on Form 10-K contains a report from our management on internal control over financial reporting, including a statement that our management is responsible for establishing and maintaining adequate internal control over financial reporting as well as our management’s assessment of the effectiveness of our internal control over financial reporting, which must be audited by our independent registered public accounting firm;

•	Our periodic reports disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect our internal control over financial reporting subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

•	We may not make any loan to any director or executive officer and we may not materially modify any existing loans.
      We have adopted procedures to comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
      In addition, the New York Stock Exchange requires compliance with certain corporate governance rules as part of its listing standards. We have adopted certain policies and procedures to comply with the New York Stock Exchange’s corporate governance rules, and in 2006 we submitted the required CEO certification to the New York Stock Exchange pursuant to Section 303A.12(a) of the listed company manual.
Proxy Voting Policies and Procedures
      We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.
      Our proxy voting decisions are made by our portfolio management committee. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
      Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities without charge by making a written request for proxy voting information to: Corporate Secretary, Allied Capital Corporation, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006 or by telephone at (202) 721-6100.
STOCK TRADING PLANS AND OWNERSHIP GUIDELINES
      Our Board of Directors has established a policy to permit our officers and directors to enter into trading plans to sell shares of our common stock in accordance with Rule 10b5-1 of the Securities Act of 1934. The policy allows our participating officers and directors to adopt a pre-arranged stock trading plan to buy or sell pre-determined amounts of our shares of common stock over a period of time. Our Board of Directors established the policy in recognition of the liquidity and diversification objectives of our officers and directors, including the desire of certain of our officers and directors to sell certain shares of our common stock (such as shares of our common stock they acquired upon exercise of stock options).
      Our Board of Directors has also established a retained stock ownership policy for our officers and directors who enter into any trading plans pursuant to Rule 10b5-1. The policy aligns the interests of our officers and directors with the interests of stockholders and further promotes our commitment to sound corporate governance. The policy requires that our officers and directors who choose to sell pursuant to Rule 10b5-1 not sell in any one year more than 10% of their owned shares of our common stock or more than 10% of their shares of our common stock issuable upon the exercise of vested stock options.
DIVIDEND REINVESTMENT PLAN
      We currently maintain a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our shareholders by our transfer agent. The dividend reinvestment plan is an “opt in” plan, which means that if our Board of Directors declares a cash dividend then our shareholders that have not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than reinvesting dividends in additional shares of common stock.
      To enroll in the dividend reinvestment plan, each shareholder must complete an enrollment status form and return it to the plan agent. The plan agent shall then automatically reinvest any dividend in additional shares of common stock. Shareholders may change their status in the dividend reinvestment plan at any time by contacting our transfer agent and plan administrator in writing.
      A shareholder’s ability to participate in a dividend reinvestment plan may be limited according to how the shares of common stock are held. A nominee may preclude beneficial owners holding shares in street name from participating in the dividend reinvestment plan. Shareholders who wish to participate in a dividend reinvestment plan may need to hold their shares of common stock in their own name. Shareholders who hold shares in the name of a nominee should contact the nominee for details.
      All distributions to investors who do not participate (or whose nominee elects not to participate) in the dividend reinvestment plan will be paid directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038. Their telephone number is (800) 937-5449.
      Under the dividend reinvestment plan, we may issue new shares unless the market price of the outstanding shares of common stock is less than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares of common stock in the market. We value newly issued shares of common stock for the dividend reinvestment plan at the average of the reported last sale prices of the outstanding shares of common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares of common stock, including any brokerage commissions. There are no other fees charged to shareholders in connection with the dividend reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

DESCRIPTION OF CAPITAL STOCK
      The following summary description is based on relevant portions of the Maryland General Corporation Law and our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a detailed description of the provisions summarized below.
Capital Stock
      Our authorized capital stock consists of 400,000,000 shares, $0.0001 par value per share, all of which has been initially designated as common stock. Our Board of Directors may classify and reclassify any unissued shares of our capital stock by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of capital stock.
Common Stock
      At May 16, 2007, there were shares of common stock outstanding and shares of common stock reserved for issuance under our amended stock option plan. The following are the outstanding classes of securities of Allied Capital as of May 16, 2007:

(4)
			(3)	Amount
			Amount Held	Outstanding
		(2)	by Us	Exclusive of
	(1)	Amount	or for Our	Amounts Shown
	Title of Class	Authorized	Account	Under(3)

Allied Capital Corporation	Common Stock	400,000,000	—	152,404,012
      All shares of common stock have equal rights as to earnings, assets, dividends and voting and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by our Board of Directors out of funds legally available therefor. Our common stock has no preemptive, exchange, conversion, or redemption rights and is freely transferable, except where their transfer is restricted by federal and state securities law or by contract. In the event of liquidation, dissolution or winding-up of Allied Capital, each share of common stock is entitled to share ratably in all of our assets that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series of capital stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

Preferred Stock
      Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.
      In addition, any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock, we maintain a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200%, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. The features of preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
      We have adopted provisions in our charter limiting the liability of our directors and officers for monetary damages. The effect of these provisions in the charter is to eliminate the rights of Allied Capital and its stockholders (through stockholders’ derivative suits on our behalf) to recover monetary damages against a director or officer for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent behavior) except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. These provisions do not limit or eliminate the rights of Allied Capital or any stockholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.
      Our charter and bylaws authorize us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
      Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
      We have entered into indemnification agreements with our directors and certain of our senior officers. The indemnification agreements provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act.
Certain Anti-Takeover Provisions
      Our charter and bylaws and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of Allied Capital by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended only to be a summary of certain of our anti-takeover provisions and is qualified in its entirety by reference to our charter and the bylaws.
Classified Board of Directors
     Our bylaws provide for our Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of Allied Capital or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified Board of Directors helps to ensure continuity and stability of our management and policies.
Issuance of Preferred Stock
     Our Board of Directors, without stockholder approval, has the authority to reclassify authorized but unissued common stock as preferred stock and to issue preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.
Number of Directors; Vacancies; Removal
     Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than fifteen. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified.
      Our bylaws provides that a director may be removed by stockholders only “with cause” and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.
Action by Stockholders
     Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
     Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

      The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
     Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our Corporate Secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Amendments; Supermajority Vote Requirements
     Our bylaws impose supermajority vote requirements in connection with the amendment of provisions of our bylaws, including those provisions relating to the classified Board of Directors, the ability of stockholders to call special meetings and the advance notice provisions for stockholder meetings.
Maryland General Corporation Law
     Maryland General Corporation Law provides for the Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this prospectus is not intended to be complete and reference is made to the full text of such statutes for their entire terms.
      Business Combination Statute. Certain provisions of the Maryland General Corporation Law establish special requirements with respect to “business combinations” between Maryland corporations and “interested stockholders” unless exemptions are applicable (the “Business Combination Statute”). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested stockholder and requires a supermajority vote for such transactions after the end of such five-year period.
      “Interested stockholders” are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. “Business combinations” include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested stockholders or their affiliates.

      Unless an exemption is available, a “business combination” may not be consummated between a Maryland corporation and an interested stockholder or its affiliates for a period of five years after the date on which the stockholder first became an interested stockholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested stockholder or its affiliates or associates, unless, among other things, the corporation’s stockholders receive a minimum price (as defined in the Business Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares.
      A business combination with an interested stockholder which is approved by the board of directors of a Maryland corporation at any time before an interested stockholder first becomes an interested stockholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation’s charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested stockholders. Any such amendment is not effective until 18 months after the vote of stockholders and does not apply to any business combination of a corporation with a stockholder who became an interested stockholder on or prior to the date of such vote.
      Control Share Acquisition Statute. The Maryland General Corporation Law imposes limitations on the voting rights of shares acquired in a “control share acquisition.” The control share statute defines a “control share acquisition” to mean the acquisition, directly or indirectly, of “control shares” subject to certain exceptions. “Control shares” of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power:

(1)	one-tenth or more but less than one-third;

(2)	one-third or more but less than a majority; or

(3)	a majority of all voting power.
      The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained stockholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by stockholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors.
      The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within

50 days after a request is made with the submission of an “acquiring person statement,” but only if the acquiring person:

(1)	gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

(2)	submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.
      In addition, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for “fair value” as determined pursuant to the control share statute in the event:

(1)	there is a stockholder vote and the grant of voting rights is not approved; or

(2)	an “acquiring person statement” is not delivered to the target within 10 days following a control share acquisition.
      Moreover, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all stockholders other than the acquiring person have appraisal rights as provided under the Maryland General Corporation Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to Allied Capital. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.
      Our Board of Directors has opted out of the Control Share Acquisition Statute through an amendment to our bylaws.

DESCRIPTION OF PUBLIC NOTES
      The following summary description is based on the indenture between us and the Bank of New York, as trustee, dated June 16, 2006 (the “Indenture”) and any supplements to the Indenture. This summary is not necessarily complete and we refer you to the Indenture and any supplements to the Indenture for a detailed description of the provisions summarized below.
      As of May 16, 2007, we have completed public issuances of unsecured notes as follows:

($ in millions)	Amount	Maturity Date

6.625% Notes due 2011(1)(2)	$400.0	July 15, 2011
6.000% Notes due 2012(1)(2)	250.0	April 1, 2012
6.875% Notes due 2047(1)(3)	230.0	April 15, 2047

Total	$880.0

(1)	The terms of the notes are governed by two additional covenants, through which we have agreed to not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as amended, while the notes are outstanding, and to provide financial information to the holders of the notes and the trustee if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. The supplements to the Indenture governing the issuance of the notes also revise certain events of default. The amendments to the Indenture apply to the notes only and do not apply to any prior or future issuance of debt securities under the Indenture unless so provided in an applicable supplement to the Indenture.

(2)	We may redeem the notes in whole at any time or in part from time to time provided that any exercise of our option to redeem the notes will be done in compliance with the 1940 Act, and the rules and regulations promulgated thereunder, to the extent applicable.

(3)	These notes are listed on the New York Stock Exchange under the trading symbol “AFC.” We may redeem the notes in whole or in part at any time or from time to time on or after April 15, 2012, and upon the occurrence of certain tax events provided that any exercise of our option to redeem the notes will be done in compliance with the 1940 Act, and the rules and regulations promulgated thereunder, to the extent applicable. In April 2007, we issued additional notes, through an over-allotment option, totaling $30.0 million.

     As required by U.S. federal law for all bonds and notes of companies that are publicly offered, our debt securities will be governed by the Indenture. The following discussion sets forth the general terms and provisions relating to the indenture and, therefore, the debt securities. This discussion, however, may not include a discussion of all of the terms and provisions that may be important to you. You should carefully read the indenture accompanying this prospectus and any prospectus supplement and pricing supplement, if any, for all of the terms and provisions that are applicable to any debt securities that we may offer in a particular offering.
      The trustee has two main roles:

•	First, the trustee can enforce your rights against us if we default. There are, however, some limitations on the extent to which the trustee acts on your behalf, described later under “— Events of Default — Remedies if an Event of Default Occurs”.

•	Second, the trustee performs administrative duties for us, such as sending you interest and principal payments, transferring your securities to new buyers and sending you notices.
      We may, in our discretion, issue several distinct series of debt securities, including notes, debentures, medium-term notes, commercial paper, retail notes or similar obligations evidencing indebtedness, under the indenture. Each series may be reopened and more securities of such series may be issued under the indenture, or under one or more supplements to the indenture. This section summarizes terms of the debt securities that are common to all series and some other terms that may be applicable. Most of the financial terms of each specific series of debt securities will be described in any prospectus supplement and pricing supplement, if any, accompanying this prospectus. Those terms may vary from the terms described here and may contain some or all of the following:

•	the title and series of the debt securities;

•	any limit on the aggregate principal amount of the debt securities, and whether or not such series may be reopened for additional securities of that series and on what terms;

•	the purchase price of the debt securities, expressed as a percentage of the principal amount;

•	the person to whom any interest on the debt security shall be payable, if other than to the registered holder at the close of business on the regular record date, and the extent to which, or the manner in which, any interest will be paid on a temporary global security;

•	the date or dates on which the principal of, and any premium, if any, on the debt securities will be payable or the method for determining the date or dates of maturity;

•	if the debt securities will bear interest, the interest rate or rates or the method by which the rate or rates will be determined, as well as the date or dates from which any interest will accrue, or the method by which such date or dates shall be determined, the interest payment dates, the record dates for those interest payments and the basis upon which interest shall be calculated or the method by which such date or dates shall be determined;

•	if the debt securities will be issued at a discount, the amount of original issue discount, the method by which the accreted value of the securities will be determined and the dates from and to which original issue discount will accrue;

•	if other than the location specified in this prospectus, the place or places where payments on the debt securities will be made and where the debt securities may be surrendered for registration of transfer or exchange;

•	if we have the option to redeem all or any portion of the debt securities before their final maturity, the terms and conditions upon which the debt securities may be redeemed;

•	our obligation, if any, to redeem, repay or purchase any securities pursuant to any sinking fund or analogous provisions, or at the holder’s option, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies in which, and the terms and conditions upon which any securities shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

•	the currency or currencies in which the debt securities are denominated and payable if other than U.S. dollars and the manner for determining the equivalent thereof;

•	whether the amount of any payments on the debt securities may be determined with reference to an index, a financial or economic measure or pursuant to a formula and the manner in which such amounts are to be determined;

•	if a payment on the securities is due, at either our or the holder’s election, in a currency other than the currency in which the securities are denominated, the currency in which the payment shall be made, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined), and the time and manner of determining the exchange rate between the currency in which such securities are denominated and the currency in which such securities are to be paid;

•	if other than the entire principal amount, the portion of the principal amount of any securities that shall be payable upon declaration of acceleration of the maturity thereof or the method by which such portion shall be determined;

•	if the principal amount payable at maturity of any debt securities will not be determinable as of any date prior to maturity, the amount that will be deemed to be the principal amount of the debt securities as of any such date for any purpose under the indenture, including the principal amount that will be due and payable upon any maturity date or that will be deemed outstanding as of any date prior to maturity;

•	whether the debt securities are to be issued in a form other than global form and any provisions relating thereto;

•	the identity of the security registrar and paying agent for the debt securities if other than the trustee;

•	any deletions from, modifications of or additions to the events of default, covenants or other provisions in the indenture;

•	the applicability of the defeasance and covenant defeasance provisions of the indenture; and

•	any other terms of the debt securities that do not conflict with the provisions of the indenture that cannot otherwise be changed or be inconsistent with the requirements of the Trust Indenture Act of 1939, as amended.
      The prospectus supplement and pricing supplement, if any, accompanying this prospectus will describe special federal income tax consequences of the debt securities, including any special U.S. federal income tax, accounting and other considerations.
      This section summarizes, and any prospectus supplement and pricing supplement, if any, accompanying this prospectus will summarize, all of the material terms of the indenture and your debt securities. They do not, however, describe every aspect of the indenture and your debt securities. The indenture and its associated documents, including your debt securities, contain the full text of the matters described in this section and any prospectus supplement and pricing supplement, if any, accompanying this prospectus.
General
      The debt securities will be our direct unsecured obligations. The indenture permits us to issue debt securities from time to time and debt securities issued under the indenture will be issued as part of a series that has been established by us under such indenture. The debt securities will be unsecured and will rank equally with our other outstanding unsecured indebtedness as described under “— Ranking Compared to Other Creditors”.
Form, Exchange and Transfer
      Unless otherwise specified in a prospectus supplement or pricing supplement, if any, accompanying this prospectus, the securities will be issued only in registered form without coupons; and in denominations that are even multiples of $1,000.
      You may have your securities broken into more securities of smaller denominations or combined into fewer securities of larger denominations, as long as the denomination is authorized and the total principal amount is not changed. Any of these events is called an “exchange.” Whenever any securities are surrendered for exchange, we and the trustee will execute, authenticate and deliver the securities that you are entitled to receive.
      You may exchange or transfer your securities at the office of the registrar, which may also be the trustee. The registrar acts as our agent for registering securities in the names of holders and for transferring and exchanging securities, as well as maintaining the list of registered holders.
      We can designate additional registrars or paying agents and they would be named in the prospectus supplement or the pricing supplement, if any, accompanying this prospectus. We may cancel the designation of any particular registrar or paying agent. We may also approve a change in the office through which any registrar or paying agent acts. The trustee may act as the registrar, the paying agent or both.
      Under the indenture, there is no charge for exchanges and transfers; however, brokerage charges may apply. You will not be required to pay a service charge to transfer or exchange securities, but you may be required to pay for any tax or other governmental charge associated with the exchange or transfer. The transfer or exchange will only be made if the registrar is satisfied with your proof of ownership.
      At certain times, you may not be able to transfer or exchange your securities. If we redeem any series of securities, or any part of any series, then we may prevent you from transferring or exchanging these securities. We may do this during the period beginning 15 calendar days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders so we can prepare the mailing. We may also refuse to register transfers or exchanges of securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any security being partially redeemed.
      We will initially issue all debt securities in global form, which form shall include master notes evidencing medium-term notes, commercial paper or retail notes.
Replacing Your Lost, Mutilated, or Destroyed Certificates
      If you bring a mutilated certificate or coupon to the trustee, we will issue a new certificate or coupon to you in exchange for the mutilated one. Please note that the trustee may have additional requirements that you must meet in order to do this.
      If you claim that a certificate has been lost, completely destroyed, or wrongfully taken from you, then the trustee will give you a replacement certificate if you meet the trustee’s requirements. Also, we may require you to provide reasonable security or indemnity to protect us from any loss we may incur from replacing your certificates. We may also charge you for our expenses in doing this.
Payment and Paying Agents
      We will pay interest to you if you are a direct holder listed in the registrar’s records at the close of business on a particular day in advance of each due date for interest, even if you no longer own the security on the interest due date. That particular day, usually about two weeks in advance of the interest due date, is called the “record date” and will be stated in the prospectus supplement and pricing supplement, if any, accompanying this prospectus. Holders buying and selling securities must work out between themselves how to compensate for the fact that we will pay all the interest for an interest period to the one who is the registered holder on the record date. The most common manner is to adjust the sales price of the securities to prorate interest fairly between buyer and seller. This prorated interest amount is called “accrued interest.”
      We will pay interest, principal and any other money due on the securities at the corporate trust office of the trustee in New York City. We may also choose to pay interest by mailing checks. We will provide additional information and specifics regarding the payment of interest, principal and any other sums due in the applicable prospectus supplement, or pricing supplement, if any, accompanying this prospectus.
      We may also arrange for additional payment offices, and may cancel or change these offices, including our use of the trustee’s corporate trust office. These offices are called “paying agents.” We may also choose to act as our own paying agent.
Notices
      We and the trustee will send notices regarding the securities only to direct holders, using their physical or e-mail addresses as listed in the trustee’s records.
      Regardless of who acts as paying agent, all money we forward to a paying agent that remains unclaimed will, at our request, be repaid to the trustee at the end of two years after the amount was due to the direct holder. After that two-year period, you may look only to the trustee for payment and not to us or any other paying agent.
Special Situations
      The following provisions apply to all series of debt securities issued under the indenture including our outstanding public notes, except as set forth in the applicable prospectus supplement and pricing supplement, if any:
      Mergers and Similar Transactions. We are generally permitted to consolidate or merge with another company. We are also permitted to sell substantially all of our assets to another company or to buy substantially all of the assets of another company. However, we may not consolidate or merge with another company or convey, transfer or lease our properties or assets substantially as an entirety or permit another company to consolidate or merge with us unless all the following conditions are met:

•	if we do not survive such transaction or we convey, transfer or lease our properties and assets substantially as an entirety, the acquiring company must be a corporation, limited liability company, partnership or trust, or other corporate form, organized under the laws the United States of America, any country comprising the European Union, the United Kingdom or Japan and such company must agree to be legally responsible for our debt securities, and, if not already subject to the jurisdiction of the United States of America, the new company must submit to such jurisdiction for all purposes with respect to this offering and appoint an agent for service of process;

•	alternatively, we must be the surviving company;

•	immediately after the transaction no event of default will exist; and

•	we have delivered to the trustee a certificate of an officer and an opinion of counsel, each stating that the transaction complies with the indenture and that all conditions precedent to the transaction set forth in the indenture have been satisfied.

      Modification and Waiver of Your Contractual Rights. Under certain circumstances, we can make changes to the indenture and the securities. Some types of changes require the approval of each security holder affected thereby, some require approval by a majority vote with respect to each affected series of securities and some changes do not require any approval at all.
      Changes Requiring Your Specific Approval. First, there are changes that cannot be made to your securities without your specific approval. The following is a list of those types of changes:

•	change the due date of the principal of, or any installment of interest on, any security;

•	reduce the principal amount of, or rate of interest on, any security, including the amount payable upon acceleration of the maturity of that security;

•	change the place or currency of any payment on any security;

•	impair the right to institute suit for enforcement of any payment on or with respect to any security;

•	reduce the percentage of outstanding securities that must consent to a modification or amendment of the indenture;

•	reduce the percentage of outstanding securities that must consent to a waiver of compliance with certain provisions of the indenture, including provisions relating to quorum or voting or for waiver of certain defaults;

•	make any change to this list of changes that requires your specific approval.
      Changes Requiring a Majority Vote of the Holders of a Series of Securities. The second type of change to the indenture and the securities is the kind that requires a vote in favor of such change by security holders owning a majority of the principal amount of the particular series affected. The changes falling in this category are not expressly stated and include those changes that do not require your specific approval, as well as changes that do not fall into the category of changes that do not require any approval.
      Changes Not Requiring Your Approval. The third type of change does not require any vote by the holders any of securities. These changes include, among others, changes to reflect the succession of another entity to us and the assumption by that entity of our obligations and to clarify ambiguous contract terms and other changes that would not adversely affect holders of the securities in any material respect.
      Securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust for you money for their payment or redemption. A security does not cease to be outstanding because we or an affiliate of us is holding the security, but will be deemed not outstanding in determining whether the holders of the requisite amount of securities have acted under the indenture.

      We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding securities that are entitled to vote or take other action under the indenture. However, the indenture does not oblige us to fix any record date at all. If we set a record date for a vote or other action to be taken by holders of a particular series, that vote or action may be taken only by persons who are holders of outstanding securities of that series on the record date, whether or not such persons remain holders after such record date, and must be taken within 180 days following the record date.
      Defeasance and Covenant Defeasance. When we establish a series of debt securities, we may provide that the series be subject to the defeasance and discharge provisions of the indenture. If those provisions are made applicable, we may elect either:

•	to defease and be discharged from, subject to some limitations, all of our obligations with respect to those debt securities; or

•	to be released from our obligations to comply with certain covenants relating to those debt securities.
      To effect the defeasance or covenant defeasance, we must irrevocably deposit in trust with the relevant trustee an amount in any combination of funds or government obligations, which, through the payment of principal and interest in accordance with their terms, will provide money sufficient to make payments on those debt securities and any mandatory sinking fund or analogous payments on those debt securities.
      On such a defeasance, we will not be released from obligations:

•	to indemnify the trustee;

•	to pay additional amounts, if any, upon the occurrence of some events;

•	to register the transfer or exchange of those debt securities;

•	to replace some of those debt securities;

•	to maintain an office or agency relating to those debt securities; or

•	to hold moneys for payment in trust.
      To establish such a trust we must, among other things, deliver to the relevant trustee an opinion of counsel to the effect that the holders of those debt securities:

•	will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the defeasance or covenant defeasance; and

•	will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the defeasance or covenant defeasance had not occurred. In the case of defeasance, the opinion of counsel must be based upon a ruling of the IRS or a change in applicable U.S. federal income tax law occurring after the date of the applicable indenture.
      If we effect covenant defeasance with respect to any debt securities, the amount on deposit with the relevant trustee will be sufficient to pay amounts due on the debt securities at the time of their stated maturity. However, those debt securities may become due and payable prior to their stated maturity if there is an event of default with respect to a covenant from which we have not been released. If that happens, the amount on deposit may not be sufficient to pay all amounts due on the debt securities at the time of the acceleration.

      The prospectus supplement and pricing supplement, if any, may further describe the provisions, if any, permitting defeasance or covenant defeasance, including any modifications to the provisions described above.
      Redemption. The indenture under which your debt securities are issued may permit us to redeem your securities. If so, we may be able to pay off your securities before their scheduled maturity. If we have this right with respect to your specific securities, the right will be outlined in the prospectus supplement and/or the applicable pricing supplement. It will also specify when we can exercise this right and how much we will have to pay in order to redeem your debt securities.
      If we choose to redeem your debt securities, we or the trustee will mail written notice to you not less than 20 days and not more than 50 days, unless otherwise specified in the applicable prospectus supplement and pricing supplement, if any, prior to redemption. Also, you may be prevented from exchanging or transferring your securities when they are subject to redemption, as described under “— Form, Exchange and Transfer” above. In case any securities are to be redeemed in part only, the notice will provide that, upon surrender of such security, you will receive, without a charge, a new security or securities of authorized denominations representing the principal amount of your remaining unredeemed securities.
Ranking Compared to Other Creditors
      The securities are not secured by any of our property or assets. Accordingly, your ownership of debt securities means you are one of our unsecured creditors.
      Unsecured debt securities will be issued under the indenture. Your securities will rank equally in right of payment with one another, with all our other outstanding unsecured indebtedness, and with our future unsecured indebtedness.
Events of Default
      You will have special rights if an event of default occurs and is not cured, as described later in this subsection.
      What Is an Event of Default? The following constitute events of default under the indenture, unless otherwise specified in the applicable prospectus supplement, and pricing supplement, if any:

•	we fail to make any interest payment on a security when it is due, and we do not cure this default within 30 days;

•	we fail to make any payment of principal when it is due at the maturity of any security, and we do not cure this default within 5 days;

•	we fail to deposit a sinking fund payment when due, and we do not cure this default within 5 days;

•	we fail to comply with the indenture, and after we have been notified of the default by the trustee or holders of 25% in principal amount of the series, we do not cure the default within 60 days;

•	we file for bankruptcy, or other events in bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100 per centum, or

•	any other event of default described as being applicable to any particular series of debt securities.
      Remedies if an Event of Default Occurs. You will have the following remedies if an event of default occurs:
      Acceleration. If an event of default other than an event of default relating to events in bankruptcy, insolvency or reorganization has occurred and has not been cured or waived, then the trustee or the holders of not less than 66 2/3% in principal amount of the securities of the affected series may declare the entire principal amount of and any and all accrued and unpaid interest on all the securities of that series to be due and immediately payable. An acceleration of maturity may be cancelled by the holders of at least a majority in principal amount of the securities of the affected series, if all events of default have been cured or waived and certain other conditions are satisfied.
      If an event of default relating to events in bankruptcy, insolvency or reorganization has occurred, all unpaid principal and accrued and unpaid interest, and liquidated damages, if any, become immediately due and payable without any declaration or other act of the trustee or any holder.
      Special Duties of Trustee. If an event of default occurs, the trustee will have some special duties. In that situation, the trustee will be obligated to use those rights and powers under the indenture granted to it, and to use the same degree of care and skill in doing so, that a prudent person would use in that situation in conducting his or her own affairs.
      Majority Holders May Direct the Trustee to Take Actions to Protect Their Interests. The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability. This is called an “indemnity.” If the trustee is provided with an indemnity reasonably satisfactory to it, the holders of a majority in principal amount of the relevant series of debt securities may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. These majority holders may also direct the trustee in performing any other action under the indenture.
      Individual Actions You May Take if the Trustee Fails to Act. Before you bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an event of default has occurred and remains uncured;

•	the holders of 25% in principal amount of all outstanding securities must make a written request that the trustee take action because of the default, and must offer reasonable indemnity to the trustee against the costs, expenses and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	during the 60-day period, the holders of a majority in principal amount of the securities of that series do not give the trustee a direction inconsistent with the request.

      However, you are entitled at any time to bring an individual lawsuit for the payment of the money due on your security on or after its due date.
      Waiver of Default. The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the relevant series of debt securities. If this happens, the default will be treated as if it has not occurred. No one can waive a payment default on your debt security, however, without your individual approval.
We Will Give the Trustee Information About Defaults Periodically
      At the end of each fiscal year we will give to the trustee a written statement of one of our officers certifying that to the best of his or her knowledge we are in compliance with the indenture and the debt securities, or else specifying any default. The trustee may withhold from you notice of any uncured default, except for payment defaults, if it determines that withholding notice is in your best interest.
Certain Covenants
      The indenture under which your debt securities are issued will require us to, unless otherwise specified in the applicable prospectus supplement and pricing supplement, if any:

•	duly and punctually pay the principal of and any premium and interest on the debt securities of each series in accordance with the terms of the debt securities and the indenture;

•	maintain an office or agency where your debt securities may be presented or surrendered for payment, registration of transfer or exchange, and where notices and demands to or upon us regarding the securities and the indenture may be served. We will give prompt written notice to the trustee of the location, and any change in the location, of such office or agency;

•	if we act as our own paying agent at any time, segregate and hold in trust, for the benefit of the holders, an amount of money, in the currency in which the securities are payable, sufficient to pay the principal and any premium or interest due on the securities of any series on or before the due date for such payment;

•	do all things necessary to preserve and keep in full force and effect our existence, rights (charter and statutory) and franchises unless failure to do so would not disadvantage the Holders in any material respect;

•	deliver an officers’ certificate to the trustee, within 120 calendar days after the end of each fiscal year, stating whether or not, to the best knowledge of the persons signing the officers’ certificate, we are in default in the performance and observance of any of the terms, provisions and conditions of the indenture and, if we are, specifying all such defaults and the nature and status thereof of which we may have knowledge;

•	maintain, preserve, and keep our material properties that are used in the conduct of our business in good repair, condition and working order, ordinary wear and tear excepted; and

•	pay or discharge when due all taxes, assessments and governmental charges levied or imposed upon us or our income, profits or property, as well as all lawful claims for labor, materials and supplies that, if unpaid, might by law become a lien upon our property, except those contested in good faith or that would not have a material adverse effect on us.

Original Issue Discount Securities
      The debt securities of any series may be issued as original issue discount securities, which means they will be offered and sold at a substantial discount from their principal amount. Only a discounted amount will be due and payable when the trustee declares the acceleration of the maturity of these debt securities after an event of default has occurred and continues, as described under “— Events of Default — Remedies if an Event of Default Occurs” above.
Governing Law
      The indenture and the debt securities will be governed by, and construed in accordance with, the laws of the State of New York.
Book-Entry Debt Securities
      DTC will act as securities depository for the debt securities. The debt securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. An additional fully-registered certificate will be issued in the aggregate principal amount of any debt securities issued upon exercise by an underwriter of an over-allotment option.
      DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 2.2 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).
      DTCC, in turn, is owned by a number of Direct Participants of DTC and Members of the National Securities Clearing Corporation, Fixed Income Clearing Corporation, and Emerging Markets Clearing Corporation (NSCC, FICC, and EMCC, also subsidiaries of DTCC), as well as by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s highest rating: AAA. The DTC Rules applicable to its Participants are on file with the Securities and Exchange Commission. More information about DTC can be found at www.dtcc.com and www.dtc.org.
      Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.
      To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
      Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
      Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
      Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).
      Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts, upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
      DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
      The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.
PLAN OF DISTRIBUTION
      We may offer, from time to time, up to $1,500,000,000 in aggregate principal amount of our debt securities. We may sell the debt securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the debt securities will be named in the applicable prospectus supplement or pricing supplement, if any, accompanying this prospectus.
      The distribution of the debt securities may be effected from time to time in one or more transactions at a fixed price equal to 100% of the principal amount thereof or such other price specified in the prospectus supplement or pricing supplement, if any, accompanying this prospectus, or at varying prices relating to prevailing market prices at the time of the offering. We may not offer our debt securities if our BDC asset coverage ratio would be less than 200% after giving effect to such offering.
      In connection with the sale of the debt securities, underwriters or agents may receive compensation from us or from purchasers of our debt securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell debt securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of debt securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of debt securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement or pricing supplement, if any, accompanying this prospectus.
      Any debt securities sold pursuant to a prospectus supplement or pricing supplement, if any, accompanying this prospectus may be quoted on the New York Stock Exchange, or another exchange on which the debt securities are traded.

      Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of debt securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
      If so indicated in the applicable prospectus supplement or pricing supplement, if any, accompanying this prospectus, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase debt securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of debt securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement or pricing supplement, if any, accompanying this prospectus, and such supplements will set forth the commission payable for solicitation of such contracts.
      The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.
      In order to comply with the securities laws of certain states, if applicable, debt securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.
LEGAL MATTERS
      The validity and enforceability of the debt securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement or pricing supplement, if any, accompanying this prospectus.
CUSTODIANS, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
      Certain of our securities are held in safekeeping by PNC Bank, N.A., 808 17th Street, N.W., Washington, D.C. 20006. Other securities are held in custody at Chevy Chase Bank, 7501 Wisconsin Avenue, 14th Floor, Bethesda, Maryland 20814, Bank of America, 8300 Greensboro Drive, Suite 620, McLean, Virginia 22102. Union Bank of California, 350 California Street, 6th Floor, San Francisco, CA 94104 and M&T Investment Group, 25 South Charles Street MD2-CS57, Baltimore, MD 21201. American Stock Transfer and Trust Company, 59 Malden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar for our common stock. The Bank of New York, 101 Barclay St., New York, New York acts as our registrar, paying agent and transfer agent for our publicly issued debt securities.

BROKERAGE ALLOCATION AND OTHER PRACTICES
      Since we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Allied Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The consolidated financial statements as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, the related financial statement schedule as of December 31, 2006, and the senior securities table as of December 31, 2006, have been included herein in reliance upon the reports of KPMG LLP (KPMG), independent registered public accounting firm, located at 2001 M Street, NW, Washington, DC 20036, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG’s report on the consolidated financial statements refers to our adoption, effective January 1, 2006, of Statement of Accounting Standards No. 123 (Revised 2004), Share Based Payment.
      With respect to the unaudited interim financial information as of March 31, 2007, and for the three month periods ended March 31, 2007 and 2006, included herein, KPMG LLP has reported that they applied limited procedures in accordance with professional standards for a review of such information. However, their separate report included herein states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. The accountants are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited interim financial information because that report is not a “report” or a “part” of the registration statement prepared or certified by the accountants within the meaning of Sections 7 and 11 of the Securities Act of 1933.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Allied Capital Corporation:
      We have audited the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2006 and 2005, including the consolidated statements of investments as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 14), for each of the years in the three-year period ended December 31, 2006. These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts of securities owned as of December 31, 2006 and 2005. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2006 and 2005, and the results of their operations, their cash flows, changes in their net assets, and financial highlights for each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.
      As discussed in Note 2 to the consolidated financial statements, effective January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123 (Revised 2004), Share Based Payment.
Washington, D.C.
February 28, 2007

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

	December 31,

	2006	2005
(in thousands, except per share amounts)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2006-$1,578,822; 2005-$1,489,782)	$1,490,180	$1,887,651
Companies 5% to 25% owned (cost: 2006-$438,560; 2005-$168,373)	449,813	158,806
Companies less than 5% owned (cost: 2006-$2,479,981; 2005-$1,448,268)	2,437,908	1,432,833

Total private finance (cost: 2006-$4,497,363; 2005-$3,106,423)	4,377,901	3,479,290
Commercial real estate finance (cost: 2006-$103,546; 2005-$131,695)	118,183	127,065

Total portfolio at value (cost: 2006-$4,600,909; 2005-$3,238,118)	4,496,084	3,606,355
U.S. Treasury bills (cost: 2006-$—; 2005-$100,000)	—	100,305
Investments in money market and other securities	202,210	121,967
Deposits of proceeds from sales of borrowed Treasury securities	—	17,666
Accrued interest and dividends receivable	64,566	60,366
Other assets	122,958	87,858
Cash	1,687	31,363

Total assets	$4,887,505	$4,025,880

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures (maturing within one year: 2006-$—; 2005-$175,000)	$1,691,394	$1,193,040
Revolving line of credit	207,750	91,750
Obligations to replenish borrowed Treasury securities	—	17,666
Accounts payable and other liabilities	147,117	102,878

Total liabilities	2,046,261	1,405,334

Commitments and contingencies
Shareholders’ equity:
Common stock, $0.0001 par value, 200,000 shares authorized; 148,575 and 136,697 shares issued and outstanding at December 31, 2006 and 2005, respectively	15	14
Additional paid-in capital	2,493,335	2,177,283
Common stock held in deferred compensation trust	(28,335)	(19,460)
Notes receivable from sale of common stock	(2,850)	(3,868)
Net unrealized appreciation (depreciation)	(123,084)	354,325
Undistributed earnings	502,163	112,252

Total shareholders’ equity	2,841,244	2,620,546

Total liabilities and shareholders’ equity	4,887,505	$4,025,880

Net asset value per common share	$19.12	$19.17

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS

	For the Years Ended December 31,

	2006	2005	2004
(in thousands, except per share amounts)
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$102,636	$122,450	$91,710
Companies 5% to 25% owned	39,754	21,924	25,702
Companies less than 5% owned	244,037	172,779	202,230

Total interest and dividends	386,427	317,153	319,642
Fees and other income
Companies more than 25% owned	29,606	27,365	29,774
Companies 5% to 25% owned	4,447	124	2,383
Companies less than 5% owned	32,078	29,510	15,291

Total fees and other income	66,131	56,999	47,448

Total interest and related portfolio income	452,558	374,152	367,090

Expenses:
Interest	100,600	77,352	75,650
Employee	92,902	78,300	53,739
Employee stock options	15,599	—	—
Administrative	39,005	69,713	34,686

Total operating expenses	248,106	225,365	164,075

Net investment income before income taxes	204,452	148,787	203,015
Income tax expense, including excise tax	15,221	11,561	2,057

Net investment income	189,231	137,226	200,958

Net Realized and Unrealized Gains (Losses):
Net realized gains (losses)
Companies more than 25% owned	513,314	33,237	86,812
Companies 5% to 25% owned	4,467	5,285	43,818
Companies less than 5% owned	15,520	234,974	(13,390)

Total net realized gains	533,301	273,496	117,240
Net change in unrealized appreciation or depreciation	(477,409)	462,092	(68,712)

Total net gains	55,892	735,588	48,528

Net increase in net assets resulting from operations	$245,123	$872,814	$249,486

Basic earnings per common share	$1.72	$6.48	$1.92

Diluted earnings per common share	$1.68	$6.36	$1.88

Weighted average common shares outstanding — basic	142,405	134,700	129,828

Weighted average common shares outstanding — diluted	145,599	137,274	132,458

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Years Ended December 31,

	2006	2005	2004
(in thousands, except per share amounts)
Operations:
Net investment income	$189,231	$137,226	$200,958
Net realized gains	533,301	273,496	117,240
Net change in unrealized appreciation or depreciation	(477,409)	462,092	(68,712)

Net increase in net assets resulting from operations	245,123	872,814	249,486

Shareholder distributions:
Common stock dividends	(354,892)	(314,509)	(299,326)
Preferred stock dividends	(10)	(10)	(62)

Net decrease in net assets resulting from shareholder distributions	(354,902)	(314,519)	(299,388)

Capital share transactions:
Sale of common stock	295,769	—	70,251
Issuance of common stock for portfolio investments	—	7,200	3,227
Issuance of common stock in lieu of cash distributions	14,996	9,257	5,836
Issuance of common stock upon the exercise of stock options	11,734	66,688	32,274
Stock option expense	15,835	—	—
Net decrease in notes receivable from sale of common stock	1,018	1,602	13,162
Purchase of common stock held in deferred compensation trust	(9,855)	(7,968)	(13,687)
Distribution of common stock held in deferred compensation trust	980	2,011	184
Other	—	3,683	3,856

Net increase in net assets resulting from capital share transactions	330,477	82,473	115,103

Total net increase in net assets	220,698	640,768	65,201
Net assets at beginning of year	2,620,546	1,979,778	1,914,577

Net assets at end of year	$2,841,244	$2,620,546	$1,979,778

Net asset value per common share	$19.12	$19.17	$14.87

Common shares outstanding at end of year	148,575	136,697	133,099

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Years Ended December 31,

	2006	2005	2004
(in thousands)
Cash flows from operating activities:
Net increase in net assets resulting from operations	$245,123	$872,814	$249,486
Adjustments:
Portfolio investments	(2,257,828)	(1,668,113)	(1,472,396)
Principal collections related to investment repayments or sales	1,055,347	1,503,388	909,189
Change in accrued or reinvested interest and dividends	(11,296)	(6,594)	(52,193)
Net collection (amortization) of discounts and fees	1,713	(1,564)	(5,235)
Redemption of (investments in) U.S. Treasury bills	100,000	(100,000)	—
Redemption of (investments in) money market securities	(77,106)	(121,967)	—
Stock option expense	15,835	—	—
Changes in other assets and liabilities	36,418	33,023	18,716
Depreciation and amortization	1,800	1,820	1,433
Realized gains from the receipt of notes and other consideration from sale of investments, net of collections	(209,049)	(4,293)	(47,497)
Realized losses	24,169	69,565	150,462
Net change in unrealized (appreciation) or depreciation	477,409	(462,092)	68,712

Net cash provided by (used in) operating activities	(597,465)	115,987	(179,323)

Cash flows from financing activities:
Sale of common stock	295,769	—	70,251
Sale of common stock upon the exercise of stock options	11,734	66,688	32,274
Collections of notes receivable from sale of common stock	1,018	1,602	13,162
Borrowings under notes payable	700,000	350,000	340,212
Repayments on notes payable and debentures	(203,500)	(219,700)	(231,000)
Net borrowings under (repayments on) revolving line of credit	116,000	(20,250)	112,000
Redemption of preferred stock	—	—	(7,000)
Purchase of common stock held in deferred compensation trust	(9,855)	(7,968)	(13,687)
Other financing activities	(6,795)	(8,333)	(3,004)
Common stock dividends and distributions paid	(336,572)	(303,813)	(290,830)
Preferred stock dividends paid	(10)	(10)	(62)

Net cash provided by (used in) financing activities	567,789	(141,784)	22,316

Net decrease in cash	(29,676)	(25,797)	(157,007)
Cash at beginning of year	31,363	57,160	214,167

Cash at end of year	$1,687	$31,363	$57,160

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Companies More Than 25% Owned

Alaris Consulting, LLC	Senior Loan (16.5%, Due 12/05 – 12/07)(6)	$27,055	$26,987	$—
(Business Services)	Equity Interests		5,305	—
	Guaranty ($1,100)

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		610	918
(Business Services)	Common Stock (27,500 shares)		—	—

Avborne Heavy Maintenance, Inc.(7)	Preferred Stock (1,568 shares)		2,401	—
(Business Services)	Common Stock (2,750 shares)		—	—
	Guaranty ($2,401)		—	—

Border Foods, Inc.	Preferred Stock (100,000 shares)		12,721	—
(Consumer Products)	Common Stock (148,838 shares)		3,848	—

Business Loan Express, LLC	Class A Equity Interests(25.0%)(6)	66,622	66,622	66,622
(Financial Services)	Class B Equity Interests		119,436	79,139
	Class C Equity Interests		109,301	64,976
	Guaranty ($189,706 — See Note 3)
	Standby Letters of Credit ($25,000 — See Note 3)

Calder Capital Partners, LLC(5)	Senior Loan (8.0%, Due 5/09)(6)	975	975	975
(Financial Services)	Equity Interests		2,076	2,076

Callidus Capital Corporation	Subordinated Debt (18.0%, Due 10/08)	5,762	5,762	5,762
(Financial Services)	Common Stock (100 shares)		2,058	22,550

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	36,500	36,333	36,333
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	6,000	5,972	5,972
	Common Stock (884,880 shares)		16,649	19,619

CR Brands, Inc.	Subordinated Debt (16.6%, Due 2/13)	39,573	39,401	39,401
(Consumer Products)	Common Stock (37,200,551 shares)		33,321	25,738

Financial Pacific Company	Subordinated Debt (17.4%, Due 2/12 – 8/12)	71,589	71,362	71,362
(Financial Services)	Preferred Stock (10,964 shares)		10,276	15,942
	Common Stock (14,735 shares)		14,819	65,186

ForeSite Towers, LLC	Equity Interests		7,620	12,290
(Tower Leasing)

Global Communications, LLC	Senior Loan (10.7%, Due 9/02 – 11/07)(6)	15,957	15,957	15,957
(Business Services)	Subordinated Debt (17.0%, Due 12/03 – 9/05)(6)	11,339	11,336	11,237
	Preferred Equity Interest		14,067	—
	Options		1,639	—

Gordian Group, Inc.	Senior Loan (10.0%, Due 6/06 – 12/08)(6)	11,792	11,803	—
(Business Services)	Common Stock (1,000 shares)		6,762	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Healthy Pet Corp.	Senior Loan (9.9%, Due 8/10)	$27,038	$27,038	$27,038
(Consumer Services)	Subordinated Debt (15.0%, Due 8/10)	43,720	43,579	43,579
	Common Stock (30,142 shares)		30,142	28,921

HMT, Inc.	Preferred Stock (554,052 shares)		2,637	2,637
(Energy Services)	Common Stock (300,000 shares)		3,000	8,664
	Warrants		1,155	3,336

Huddle House, Inc.	Senior Loan (8.9%, Due 12/11)	19,950	19,950	19,950
(Retail)	Subordinated Debt (15.0%, Due 12/12)	58,484	58,196	58,196
	Common Stock (415,328 shares)		41,662	41,662

Impact Innovations Group, LLC	Equity Interests in Affiliate		—	873
(Business Services)

Insight Pharmaceuticals Corporation	Subordinated Debt (16.1%, Due 9/12)	60,049	59,850	59,850
(Consumer Products)	Preferred Stock (25,000 shares)		25,000	7,845
	Common Stock (620,000 shares)		6,325	—

Jakel, Inc.	Subordinated Debt (15.5%, Due 3/08)(6)	15,192	15,192	6,655
(Industrial Products)	Preferred Stock (6,460 shares)		6,460	—
	Common Stock (158,061 shares)		9,347	—

Legacy Partners Group, LLC	Senior Loan (14.0%, Due 5/09)(6)	7,646	7,646	4,843
(Financial Services)	Subordinated Debt (18.0%, Due 5/09)(6)	2,952	2,952	—
	Equity Interests		4,248	—

Litterer Beteiligungs-GmbH(4)	Subordinated Debt (8.0%, Due 3/07)	692	692	692
(Business Services)	Equity Interest		1,809	1,199

Mercury Air Centers, Inc.	Subordinated Debt (16.0%, Due 4/09 –
(Business Services)	11/12)	49,358	49,217	49,217
	Common Stock (57,970 shares)		35,053	195,019
	Standby Letters of Credit ($1,581)

MVL Group, Inc.	Senior Loan (12.0%, Due 6/09 – 7/09)	27,299	27,245	27,245
(Business Services)	Subordinated Debt (14.5%, Due 6/09)	35,846	35,478	35,478
	Common Stock (648,661 shares)		643	—

Penn Detroit Diesel Allison, LLC	Subordinated Debt (15.5%, Due 8/13)	38,173	37,994	37,994
(Business Services)	Equity Interests		21,128	25,949

Powell Plant Farms, Inc.	Senior Loan (15.0%, Due 12/07)(6)	35,040	26,192	26,192
(Consumer Products)	Subordinated Debt (20.0%, Due 6/03)(6)	19,291	19,223	962
	Preferred Stock (1,483 shares)		—	—
	Warrants		—	—

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	27,733	27,619	27,619
(Business Services)	Common Stock (63,888 shares)		13,662	16,786

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Staffing Partners Holding
Company, Inc.	Subordinated Debt (13.5%, Due 1/07)(6)	$540	$540	$486
(Business Services)

Startec Global Communications
Corporation	Senior Loan (10.0%, Due 5/07 – 5/09)	15,965	15,965	15,965
(Telecommunications)	Common Stock (19,180,000 shares)		37,256	11,232

Sweet Traditions, LLC	Senior Loan (9.0%, Due 8/11)	39,022	35,172	35,172
(Retail)	Equity Interests		450	450
	Standby Letter of Credit ($120)

Triview Investments, Inc.(8)	Senior Loan (9.6%, Due 6/07 – 12/07)	14,758	14,747	14,747
(Broadcasting & Cable/Business	Subordinated Debt (16.0%, Due 9/11 – 7/12)	56,288	56,008	56,008
Services/Consumer Products)	Subordinated Debt (7.9%, Due 11/07 – 7/08)(6)	4,327	4,327	4,342
	Common Stock (202 shares)		98,604	31,322
	Guaranty ($800)
	Standby Letter of Credit ($200)

Total companies more than 25% owned			$1,578,822	$1,490,180

Companies 5% to 25% Owned

Advantage Sales & Marketing, Inc.	Subordinated Debt (12.0%, Due 3/14)	$152,320	$151,648	$151,648
(Business Services)	Equity Interests		—	11,000

Air Medical Group Holdings LLC	Senior Loan (9.9%, Due 3/11)	1,828	1,763	1,763
(Healthcare Services)	Subordinated Debt (14.0%, Due 11/12)	35,180	35,128	35,128
	Equity Interests		3,470	5,950

Alpine ESP Holdings, Inc.	Preferred Stock (622 shares)		622	602
(Business Services)	Common Stock (13,513 shares)		14	—

Amerex Group, LLC	Subordinated Debt (12.0%, Due 1/13)	8,400	8,400	8,400
(Consumer Products)	Equity Interests		3,546	13,823

BB&T Capital Partners/Windsor
Mezzanine Fund, LLC (5)	Equity Interests		5,873	5,554
(Private Equity Fund)

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	24,244	24,163	24,163
(Industrial Products)	Common Stock (5,073 shares)		5,813	3,700

BI Incorporated	Subordinated Debt (13.5%, Due 2/14)	30,269	30,135	30,135
(Business Services)	Common Stock (40,000 shares)		4,000	4,100

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(8)	Triview Investments, Inc. holds investments in Longview Cable & Data, LLC (Broadcasting & Cable) with a cost of $67.3 million and a value of $7.5 million, Triax Holdings, LLC (Consumer Products) with a cost of $98.9 million and a value of $91.5 million, and Crescent Hotels & Resorts, LLC and affiliates (Business Services) with a cost of $7.5 million and a value of $7.3 million.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

CitiPostal, Inc. and Affiliates	Senior Loan (11.1%, Due 8/13-11/14)	$20,670	$20,569	$20,569
(Business Services)	Equity Interests		4,447	4,700

Creative Group, Inc.	Subordinated Debt (12.0%, Due 9/13)	15,000	13,656	13,656
(Business Services)	Warrant		1,387	1,387

Drew Foam Companies, Inc.	Preferred Stock (722 shares)		722	722
(Business Services)	Common Stock (7,287 shares)		7	7

MedBridge Healthcare, LLC	Senior Loan (6.0%, Due 8/09)(6)	7,164	7,164	7,164
(Healthcare Services)	Subordinated Debt (10.0%, Due 8/14)(6)	5,184	5,184	1,813
	Convertible Subordinated Debt (2.0%, Due 8/14)(6)	2,970	984	—
	Equity Interests		1,306	—

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	20,000	19,879	19,879
(Business Services)	Equity Interests		2,000	2,000

Nexcel Synthetics, LLC	Subordinated Debt (14.5%, Due 6/09)	10,998	10,978	10,978
(Consumer Products)	Equity Interests		1,755	1,486

PresAir LLC	Senior Loan (7.5%, Due 12/10)(6)	5,810	5,492	2,206
(Industrial Products)	Equity Interests		1,336	—

Progressive International
Corporation	Subordinated Debt (16.0%, Due 12/09)	7,553	7,533	7,533
(Consumer Products)	Preferred Stock (500 shares)		500	1,024
	Common Stock (197 shares)		13	2,300
	Warrants		—	—

Regency Healthcare Group, LLC	Senior Loan (11.1%, Due 6/12)	1,250	1,232	1,232
(Healthcare Services)	Unitranche Debt (11.1%, Due 6/12)	20,000	19,908	19,908
	Equity Interests		1,500	1,616

SGT India Private Limited(4)	Common Stock (109,524 shares)		3,944	3,346
(Business Services)

Soteria Imaging Services, LLC	Subordinated Debt (11.6%, Due 11/10)	18,500	17,569	17,569
(Healthcare Services)	Equity Interests		2,163	2,541

Universal Environmental Services, LLC	Unitranche Debt (14.5%, Due 2/09)	10,989	10,962	10,211
(Business Services)	Equity Interests		1,795	—

Total companies 5% to 25% owned			$438,560	$449,813

Companies Less Than 5% Owned

3SI Security Systems, Inc.	Subordinated Debt (14.5%, Due 8/13)	$26,857	$26,740	$26,740
(Consumer Products)

AgData, L.P.	Unitranche Debt (10.3%, Due 7/12)	11,330	11,269	11,269
(Consumer Services)

Anthony, Inc.	Subordinated Debt (13.3%, Due 8/11 –
(Industrial Products)	9/12)	14,818	14,768	14,768

Axium Healthcare Pharmacy, Inc.	Senior Loan (12.0%, Due 12/12)	200	161	161
(Healthcare Services)	Unitranche Debt (12.0%, Due 12/12)	9,000	8,956	8,956
	Common Stock (26,500 shares)		2,650	2,650

Baird Capital Partners IV Limited Partnership(5) (Private Equity Fund)	Limited Partnership Interest		876	876

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Bantek West, Inc.	Subordinated Debt (11.6%, Due 1/11)(6)	$30,000	$30,000	$21,463
(Business Services)

Benchmark Medical, Inc.	Warrants		18	—
(Healthcare Services)

BenefitMall, Inc.	Unitranche Debt (13.3%, Due 8/12)	110,030	109,648	109,648
(Business Services)	Common Stock (45,528,000 shares)(11)		45,528	43,578
	Warrants(11)		—	—
	Standby Letters of Credit ($9,981)

Breeze-Eastern Corporation(3)	Senior Loan (10.1%, Due 5/11)	10,000	10,000	10,000
(Industrial Products)

Broadcast Electronics, Inc.	Senior Loan (9.1%, Due 7/12)	4,963	4,930	4,930
(Business Services)

C&K Market, Inc.	Subordinated Debt (14.0%, Due 12/08)	27,819	27,738	27,738
(Retail)

Callidus Debt Partners
CDO Fund I, Ltd. (4)(9)	Class C Notes (12.9%, Due 12/13)	18,800	18,951	18,951
(Senior Debt Fund)	Class D Notes (17.0%, Due 12/13)	9,400	9,476	9,476

Callidus Debt Partners
CLO Fund III, Ltd.(4)(9) (Senior Debt Fund)	Preferred Shares (23,600,000 shares, 12.7%) (12)		23,285	23,010

Callidus Debt Partners
CLO Fund IV, Ltd. (4)(9)	Income Notes (13.8%)(12)		12,986	12,986
(Senior Debt Fund)

Callidus Debt Partners
CLO Fund V, Ltd.(4)(9)	Income Notes (15.8%)(12)		13,769	13,769
(Senior Debt Fund)

Callidus MAPS CLO Fund I LLC(9)	Class E Notes (10.9%, Due 12/17)	17,000	17,000	17,155
(Senior Debt Fund)	Income Notes (15.9%)(12)		50,960	47,421

Camden Partners Strategic Fund II,
L.P.(5)	Limited Partnership Interest		2,141	2,873
(Private Equity Fund)

Carlisle Wide Plank Floors, Inc.	Unitranche Debt (10.5%, Due 6/11)	14,000	13,900	13,900
(Consumer Products)	Preferred Stock (400,000 Shares)		400	400

Catterton Partners V, L.P.(5)	Limited Partnership Interest		3,306	3,412
(Private Equity Fund)

Catterton Partners VI, L.P.(5)	Limited Partnership Interest		531	531
(Private Equity Fund)

Centre Capital Investors IV, LP(5)	Limited Partnership Interest		1,991	1,889
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	The fund is managed by Callidus Capital, a portfolio company of Allied Capital.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
(12)	Represents the effective yield earned on these preferred equity investments. The yield is included in interest income from companies less than 5% owned in the consolidated statement of operations.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Commercial Credit Group, Inc.	Subordinated Debt (14.8%, Due 2/11)	$5,000	$4,959	$4,959
(Financial Services)	Preferred Stock (32,500 shares)		3,900	3,900
	Warrants		—	—

Community Education Centers, Inc.	Subordinated Debt (16.0%, Due 12/10)	34,158	34,067	34,067
(Education Services)

Compass Group Diversified
Holdings LLC(3)	Senior Loan (8.4%, Due 11/11)	8,500	8,375	8,375
(Financial Services)

Component Hardware Group, Inc.	Subordinated Debt (13.5%, Due 1/13)	18,158	18,075	18,075
(Industrial Products)

Cook Inlet Alternative Risk, LLC	Unitranche Debt (10.0%, Due 4/12)	67,500	67,146	67,146
(Business Services)	Equity Interests		2,000	2,300

Cortec Group Fund IV, L.P.(5)	Limited Partnership Interest		1,137	1,137
(Private Equity)

CSAV, Inc.	Subordinated Debt (11.9%, Due 6/13)	37,500	37,500	37,500
(Business Services)

DCWV Acquisition Corporation	Senior Loan (8.9%, Due 7/12)	2,074	2,060	2,060
(Consumer Products)	Unitranche Debt (11.0%, Due 7/12)	16,788	16,694	16,694

Deluxe Entertainment Services Group, Inc.	Subordinated Debt (13.6%, Due 7/11)	30,000	30,000	30,000
(Business Services)

Distant Lands Trading Co.	Senior Loan (10.6%, Due 11/11)	2,700	2,656	2,656
(Consumer Products)	Unitranche Debt (11.0%, Due 11/11)	54,375	54,130	54,130
	Common Stock (4,000 shares)		4,000	2,975

Drilltec Patents & Technologies
Company, Inc.	Subordinated Debt (18.0%, Due 8/06)	4,119	4,119	4,119
(Energy Services)	Subordinated Debt (16.5%, Due 8/06)(6)	10,994	10,918	9,121

Driven Brands, Inc.	Senior Loan (8.9%, Due 6/11)	37,070	36,918	36,918
d/b/a Meineke and Econo Lube	Subordinated Debt (12.1%, Due 6/12 – 6/13)	83,000	82,684	82,684
(Consumer Services)	Common Stock (11,675,331 shares)(11)		29,455	19,702
	Warrants(11)		—	—

Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	19,127	19,021	19,021
(Business Services)	Convertible Subordinated Debt (10.0%, Due 2/16)	3,730	3,714	3,714

Dynamic India Fund IV(4)(5)	Equity Interests		3,850	3,850
(Private Equity Fund)

EarthColor, Inc.	Senior Loan (7.4%, Due 11/11)	35,000	35,000	35,000
(Business Services)	Subordinated Debt (15.0%, Due 11/13)	107,000	106,478	106,478
	Common Stock (53,540 shares)(11)		53,540	53,540
	Warrants(11)		—	—

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		6,274	2,090
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Elexis Beta GmbH(4)	Options		$426	$50
(Industrial Products)

Farley’s & Sathers Candy Company, Inc.	Subordinated Debt (11.4%, Due 3/11)	$20,000	19,931	19,931
(Consumer Products)

Frozen Specialties, Inc.	Warrants		435	320
(Consumer Products)

Garden Ridge Corporation (Retail)	Subordinated Debt (7.0%, Due 5/12)(6)	22,500	22,500	22,500

Geotrace Technologies, Inc.	Subordinated Debt (10.0%, Due 6/09)	23,945	22,481	22,481
(Energy Services)	Warrants		2,350	1,900

Ginsey Industries, Inc.	Subordinated Debt (12.5%, Due 3/07)	2,743	2,743	2,743
(Consumer Products)

Grant Broadcasting Systems II	Subordinated Debt (5.0%, Due 6/11)	3,005	3,005	3,005
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest		8,223	6,088
(Private Equity Fund)

Havco Wood Products LLC	Unitranche Debt (11.1%, Due 8/11)	19,654	18,615	18,615
(Industrial Products)	Equity Interests		1,049	3,000

Haven Eldercare of New England, LLC (10)	Subordinated Debt (12.0%, Due 8/09)	2,827	2,827	2,827
(Healthcare Services)

Haven Healthcare Management, LLC(10)	Subordinated Debt (18.0%, Due 4/07)	140	140	140
(Healthcare Services)

HealthASPex Services Inc.	Senior Loan (4.0%, Due 7/08)	500	500	500
(Business Services)

The Hillman Companies, Inc.(3)	Subordinated Debt (10.0%, Due 9/11)	44,580	44,427	44,427
(Consumer Products)

The Homax Group, Inc.	Senior Loan (9.2%, Due 10/12)	12,485	12,485	12,485
(Consumer Products)	Subordinated Debt (12.0%, Due 4/14)	14,000	13,171	13,171
	Preferred Stock (89 shares)		89	89
	Common Stock (28 shares)		6	6
	Warrants		1,106	1,106

Hot Stuff Foods, LLC	Senior Loan (8.9%, Due 2/11-2/12)	48,580	48,351	48,351
(Consumer Products)	Subordinated Debt (13.7%, Due 8/12 – 2/13)	60,606	60,353	60,353
	Subordinated Debt (16.0%, Due 2/13)(6)	20,841	20,749	8,460
	Common Stock (1,122,452 shares)(11)		56,186	—
	Warrants(11)		—	—

Ideal Snacks Corporation	Senior Loan (9.0%, Due 6/10)	5,850	5,815	5,815
(Consumer Products)

Integrity Interactive Corporation	Unitranche Debt (10.5%, Due 2/12)	29,500	29,314	29,314
(Business Services)

International Fiber Corporation	Subordinated Debt (14.0%, Due 6/12)	21,986	21,914	21,914
(Industrial Products)	Preferred Stock (25,000 shares)		2,500	2,200

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	Haven Eldercare of New England, LLC and Haven Healthcare Management, LLC are affiliated companies.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Kodiak Fund LP(5)	Equity Interests		$4,700	$4,656
(Private Equity Fund)

Line-X, Inc.	Senior Loan (9.1%, Due 8/11)	$2,000	1,981	1,981
(Consumer Products)	Unitranche Debt (10.0% Due 8/11)	48,509	48,306	48,306
	Standby Letter of Credit ($1,500)

MedAssets, Inc.	Preferred Stock (227,865 shares)		2,049	3,623
(Business Services)	Common Stock (50,000 shares)		—	250

MHF Logistical Solutions, Inc.	Subordinated Debt (11.5%, Due 6/12)	33,600	33,448	33,448
(Business Services)	Subordinated Debt (18.0%, Due 6/13)(6)	11,211	11,155	8,719
	Common Stock (20,934 shares)(11)		20,942	—
	Warrants(11)		—	—

Mid-Atlantic Venture Fund IV, L.P.(5)	Limited Partnership Interest		6,974	3,221
(Private Equity Fund)

Mogas Energy, LLC	Subordinated Debt (9.5%, Due 3/12 – 4/12)	16,336	15,100	16,318
(Energy Services)	Warrants		1,774	6,250

Network Hardware Resale, Inc.	Unitranche Debt (10.5%, Due 12/11)	37,154	37,357	37,357
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	12,000	12,068	12,559

Norwesco, Inc.	Subordinated Debt (12.6%, Due 1/12 – 7/12)	82,486	82,172	82,172
(Industrial Products)	Common Stock (559,603 shares)(11)		38,313	83,329
	Warrants(11)		—	—

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		1,834	1,947
(Private Equity Fund)

Oahu Waste Services, Inc.	Stock Appreciation Rights		239	800
(Business Services)

Odyssey Investment Partners Fund III,
LP(5)	Limited Partnership Interest		1,883	1,744
(Private Equity Fund)

Palm Coast Data, LLC	Senior Loan (8.9%, Due 8/10)	15,306	15,243	15,243
(Business Services)	Subordinated Debt (15.5%, Due 8/12 – 8/15)	30,396	30,277	30,277
	Common Stock (21,743 shares)(11)		21,743	41,707
	Warrants(11)		—	—

Passport Health
Communications, Inc.	Subordinated Debt (14.0%, Due 4/12)	10,145	10,101	10,101
(Healthcare Services)	Preferred Stock (651,381 shares)		2,000	2,189

Performant Financial Corporation	Common Stock (478,816 shares)		734	—
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Postle Aluminum Company, LLC	Unitranche Debt (11.0%, Due 10/12)	$57,500	$57,189	$57,189
(Industrial Products)	Equity Interests		2,500	2,500

Pro Mach, Inc.	Subordinated Debt (12.5%, Due 6/12)	14,471	14,402	14,402
(Industrial Products)	Equity Interests		1,500	2,200

Promo Works, LLC	Unitranche Debt (10.3%, Due 12/11)	31,000	30,727	30,727
(Business Services)	Guaranty ($1,200)

S.B. Restaurant Company	Unitranche Debt (9.8%, Due 4/11)	41,501	41,094	41,094
(Retail)	Preferred Stock (54,125 shares)		135	135
	Warrants		619	1,200
	Standby Letters of Credit ($2,611)

SBBUT, LLC	Equity Interests		—	—
(Consumer Products)

Service Center Metals, LLC	Subordinated Debt (15.5%, Due 9/11)	5,000	4,976	4,976
(Industrial Products)	Equity Interests		312	318

Soff-Cut Holdings, Inc.	Preferred Stock (300 shares)		300	300
(Industrial Products)	Common Stock (2,000 shares)		200	180

SPP Mezzanine Funding, L.P.(5)	Limited Partnership Interest		2,551	2,825
(Private Equity Fund)

SPP Mezzanine Funding II, L.P.(5)	Limited Partnership Interest		326	326
(Private Equity Fund)

Stag-Parkway, Inc.	Unitranche Debt (10.8%, Due 7/12)	63,000	62,711	62,711
(Business Services)

STS Operating, Inc.	Subordinated Debt (15.0%, Due 1/13)	30,156	30,021	30,021
(Industrial Products)

The Step2 Company, LLC	Unitranche Debt (10.5%, Due 4/12)	67,898	67,457	67,457
(Consumer Products)	Equity Interests		2,000	1,763

Tradesmen International, Inc.	Subordinated Debt (12.0%, Due 12/09)	15,000	14,468	14,468
(Business Services)	Warrants		710	3,300

TransAmerican Auto Parts, LLC	Subordinated Debt (14.0%, Due 11/12)	12,947	12,892	12,892
(Consumer Products)	Equity Interests		1,190	747

Universal Air Filter Company	Unitranche Debt (11.0%, Due 11/11)	19,117	19,026	19,026
(Industrial Products)

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest		5,477	5,158
(Private Equity Fund)

Venturehouse-Cibernet Investors, LLC	Equity Interest		42	42
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest		598	365
(Private Equity Fund)

VICORP Restaurants, Inc.	Warrants		33	—
(Retail)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest		$1,329	$458
(Private Equity Fund)

Wear Me Apparel Corporation	Subordinated Debt (15.0%, Due 12/10)	$40,000	39,407	39,407
(Consumer Products)	Warrants		1,219	5,120

Wilton Industries, Inc.	Subordinated Debt (16.0%, Due 6/08)	2,400	2,400	2,400
(Consumer Products)

Woodstream Corporation	Subordinated Debt (13.5%, Due 11/12 – 5/13)	53,114	52,989	52,989
(Consumer Products)	Common Stock (180 shares)		673	3,885
	Warrants		—	2,815

York Insurance Services Group, Inc.	Subordinated Debt (14.5%, Due 1/14)	44,249	44,045	44,045
(Business Services)	Common Stock (15,000 shares)		1,500	1,500

Other companies	Other debt investments(6)	223	223	218
	Other equity investments		8	—

Total companies less than 5% owned			$2,479,981	$2,437,908

Total private finance (145 portfolio companies)			$4,497,363	$4,377,901

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2006
	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	3	$20,470	$19,692
	7.00%–8.99%	9	24,092	24,073
	9.00%–10.99%	4	24,117	24,117
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(13)		18	$72,649	$71,852

Real Estate Owned			$15,708	$19,660

Equity Interests(2) — Companies more than 25% owned (Guarantees — $6,871)			$15,189	$26,671

Total commercial real estate finance			$103,546	$118,183

Total portfolio			$4,600,909	$4,496,084

	Yield	Cost	Value

Liquidity Portfolio
American Beacon Money Market Select FD Fund(14)	5.3%	$85,672	$85,672
Certificate of Deposit (Due March 2007)(14)	5.6%	40,565	40,565
American Beacon Money Market Fund(14)	5.2%	40,384	40,384
SEI Daily Income Tr Prime Obligation Fund(14)	5.2%	34,671	34,671
Blackrock Liquidity Funds(14)	5.2%	476	476

Total liquidity portfolio		$201,768	$201,768

Other Investments in Money Market Securities(14)
Columbia Treasury Reserves Money Market Fund	5.2%	$441	$441
Columbia Money Market Reserves	5.2%	$1	$1

 (1)       Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(13) Commercial mortgage loans totaling $18.9 million at value were on non-accrual status and therefore were considered non-income producing.
(14) Included in investments in money market and other securities on the accompanying Consolidated Balance Sheet.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Companies More Than 25% Owned

Acme Paging, L.P.(4)	Senior Loan (6.0%, Due 12/07)(6)	$3,750	$3,750	$—
(Telecommunications)	Subordinated Debt (10.0%, Due 1/08)(6)	881	881	—
	Common Stock (23,513 shares)		27	—

Advantage Sales & Marketing, Inc.	Subordinated Debt (10.5%, Due 9/09)	60,000	59,787	59,787
(Business Services)	Subordinated Debt (18.5%, Due 12/09)	124,000	124,000	124,000
	Common Stock (18,924,976 shares)		73,932	476,578

Alaris Consulting, LLC	Senior Loan (15.8%, Due 12/05 – 12/07) (6)	27,055	27,050	—
(Business Services)	Equity Interests		5,305	—
	Guaranty ($1,100)

American Healthcare Services, Inc.	Senior Loan (0.7%, Due 12/04 – 12/05) (6)	4,999	4,600	4,097
and Affiliates
(Healthcare Services)

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		658	892
(Business Services)	Common Stock (27,500 shares)		—	—

Avborne Heavy Maintenance, Inc.(7)	Preferred Stock (1,568 shares)		2,401	—
(Business Services)	Common Stock (2,750 shares)		—	—
	Guaranty ($2,401)

Business Loan Express, LLC	Subordinated Debt (6.9%, Due 4/06)	10,000	10,000	10,000
(Financial Services)	Class A Equity Interests	60,693	60,693	60,693
	Class B Equity Interests		119,436	146,910
	Class C Equity Interests		109,301	139,521
	Guaranty ($135,437 — See Note 3)
	Standby Letters of Credit ($34,050 — See Note 3)

Callidus Capital Corporation	Senior Loan (12.0%, Due 12/06)	600	600	600
(Financial Services)	Subordinated Debt (18.0%, Due 10/08)	4,832	4,832	4,832
	Common Stock (10 shares)		2,049	7,968

Diversified Group Administrators, Inc.	Preferred Stock (1,000,000 shares)		700	728
(Business Services)	Preferred Stock (1,451,380 shares)		841	841
	Common Stock (1,451,380 shares)		—	502

Financial Pacific Company (Financial Services)	Subordinated Debt (17.4%, Due 2/12 – 8/12)	70,175	69,904	69,904
	Preferred Stock (10,964 shares)		10,276	13,116
	Common Stock (14,735 shares)		14,819	44,180

ForeSite Towers, LLC	Equity Interests		7,620	9,750
(Tower Leasing)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Global Communications, LLC	Senior Loan (10.7%, Due 9/02 – 11/07) (6)	$15,957	$15,957	$15,957
(Business Services)	Subordinated Debt (17.0%, Due 12/03 – 9/05)(6)	11,201	11,198	11,198
	Preferred Equity Interest		14,067	4,303
	Options		1,639	—

Gordian Group, Inc.	Senior Loan (10.0%, Due 6/06 – 12/08) (6)	11,392	11,421	4,161
(Business Services)	Common Stock (1,000 shares)		6,542	—

Healthy Pet Corp.	Senior Loan (10.1%, Due 8/10)	4,086	4,086	4,086
(Consumer Services)	Subordinated Debt (15.0%, Due 8/10)	38,716	38,535	38,535
	Common Stock (25,766 shares)		25,766	25,766

HMT, Inc.	Preferred Stock (554,052 shares)		2,637	2,637
(Energy Services)	Common Stock (300,000 shares)		3,000	5,343
	Warrants		1,155	2,057

Impact Innovations Group, LLC (Business Services)	Equity Interests in Affiliate		—	742

Insight Pharmaceuticals Corporation	Subordinated Debt (16.1%, Due 9/12)	58,534	58,298	58,298
(Consumer Products)	Preferred Stock (25,000 shares)		25,000	26,791
	Common Stock (6,200 shares)		6,325	236

Jakel, Inc.	Subordinated Debt (15.5%, Due 3/08)(6)	13,742	13,742	—
(Industrial Products)	Preferred Stock (6,460 shares)		6,460	—
	Common Stock (158,061 shares)		9,347	—

Legacy Partners Group, LLC	Senior Loan (14.0%, Due 5/09)(6)	7,646	7,646	5,029
(Financial Services)	Subordinated Debt (18.0%, Due 5/09)(6)	2,952	2,952	—
	Equity Interests		4,229	—

Litterer Beteiligungs-GmbH(4)	Subordinated Debt (8.0%, Due 3/07)	621	621	621
(Business Services)	Equity Interest		1,810	2,226

Mercury Air Centers, Inc.	Senior Loan (10.0%, Due 4/09)	31,720	31,720	31,720
(Business Services)	Subordinated Debt (16.0%, Due 4/09)	46,703	46,519	46,519
	Common Stock (57,970 shares)		35,053	88,898
	Standby Letters of Credit ($1,397)

MVL Group, Inc.	Senior Loan (12.1%, Due 7/09)	27,519	27,218	27,218
(Business Services)	Subordinated Debt (14.4%, Due 7/09)	32,905	32,417	32,417
	Common Stock (648,661 shares)		643	3,211

Pennsylvania Avenue Investors, L.P. (5)	Equity Interests		2,576	1,864
(Private Equity Fund)

Powell Plant Farms, Inc.	Senior Loan (15.0%, Due 12/05 - 12/06)	32,640	23,792	23,792
(Consumer Products)	Subordinated Debt (20.0%, Due 6/03)(6)	19,291	19,224	7,364
	Preferred Stock (1,483 shares)		—	—
	Warrants		—	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Redox Brands, Inc.	Preferred Stock (2,726,444 shares)		$7,903	$12,097
(Consumer Products)	Warrants		584	500

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	$27,041	26,906	26,906
(Business Services)	Common Stock (63,888 shares)		13,662	13,319

Staffing Partners Holding	Subordinated Debt (13.5%, Due 1/07)(6)	6,343	6,343	6,343
Company, Inc.	Preferred Stock (439,600 shares)		4,968	1,812
(Business Services)	Common Stock (69,773 shares)		50	—
	Warrants		10	—

Startec Global Communications	Senior Loan (10.0%, Due 5/07 – 5/09)	25,226	25,226	21,685
Corporation	Common Stock (19,180,000 shares)		37,255	—
(Telecommunications)

STS Operating, Inc.	Subordinated Debt (15.3%, Due 3/12)	6,593	6,593	6,593
(Industrial Products)	Common Stock (3,000,000 shares)		3,522	64,963
	Options		—	560

Triview Investments, Inc.(8)	Senior Loan (8.6%, Due 12/06)	7,449	7,449	7,449
(Broadcasting & Cable/	Subordinated Debt (15.0%, Due 7/12)	31,000	30,845	30,845
Consumer Products)	Subordinated Debt (16.8%, Due 7/08 –
	7/12)(6)	19,600	19,520	19,520
	Common Stock (202 shares)		93,889	29,171
	Guaranty ($800)
	Standby Letter of Credit ($200)

Total companies more than 25% owned			$1,489,782	$1,887,651

Companies 5% to 25% Owned

Air Evac Lifeteam	Subordinated Debt (13.8%, Due 7/10)	$42,414	$42,267	$42,267
(Healthcare Services)	Equity Interests		3,941	4,025

Aspen Pet Products, Inc.	Subordinated Debt (19.0%, Due 6/08)	20,051	19,959	19,959
(Consumer Products)	Preferred Stock (2,935 shares)		2,154	1,638
	Common Stock (1,400 shares)		140	17
	Warrants		—	—

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	23,639	23,543	23,543
(Industrial Products)	Common Stock (5,073 shares)		5,813	2,200

The Debt Exchange Inc.	Preferred Stock (921,875 shares)		1,250	3,219
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(8)	Triview Investments, Inc. (formerly GAC Investments, Inc.) holds investments in Longview Cable & Data, LLC (Broadcasting & Cable) with a cost of $66.5 million and value of $16.0 million and Triax Holdings, LLC (Consumer Products) with a cost of $85.2 million and a value of $71.0 million. The guaranty and standby letter of credit relate to Longview Cable & Data, LLC.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

MedBridge Healthcare, LLC	Senior Loan (4.0%, Due 8/09)	$7,093	$7,093	$7,093
(Healthcare Services)	Subordinated Debt (10.0%, Due 8/14)(6)	4,809	4,809	534
	Convertible Subordinated Debt (2.0%, Due 8/14)(6)	2,970	984	—
	Equity Interests		800	—

Nexcel Synthetics, LLC	Subordinated Debt (14.5%, Due 6/09)	10,617	10,588	10,588
(Consumer Products)	Equity Interests		1,708	1,367

Pres Air Trol LLC	Unitranche Debt (12.0%, Due 4/10)	6,138	5,820	5,820
(Industrial Products)	Equity Interests		1,356	318

Progressive International	Subordinated Debt (16.0%, Due 12/09)	7,401	7,376	7,376
Corporation	Preferred Stock (500 shares)		500	884
(Consumer Products)	Common Stock (197 shares)		13	13
	Warrants		—	—

Soteria Imaging Services, LLC	Subordinated Debt (11.8%, Due 11/10)	14,500	13,447	13,447
(Healthcare Services)	Equity Interests		2,153	2,308

Universal Environmental Services, LLC	Unitranche Debt (15.5%, Due 2/09)	10,900	10,862	10,862
(Business Services)	Equity Interests		1,797	1,328

Total companies 5% to 25% owned			$168,373	$158,806

Companies Less Than 5% Owned

Advanced Circuits, Inc.	Senior Loans (10.1%, Due 9/11 – 3/12)	$18,732	$18,642	$18,642
(Industrial Products)	Common Stock (40,000 shares)		1,000	1,000

Anthony, Inc. (Industrial Products)	Subordinated Debt (12.9%, Due 9/11 – 9/12)	14,670	14,610	14,610

Benchmark Medical, Inc.	Warrants		18	190
(Healthcare Services)

BI Incorporated	Subordinated Debt (14.0%, Due 2/12)	16,203	16,133	16,133
(Business Services)

Border Foods, Inc.	Subordinated Debt (13.0%,	13,428	12,721	—
(Consumer Products)	Due 12/10)(6)		2,893	—
	Preferred Stock (140,214 shares)		45	—
	Common Stock (1,810 shares)		910	—
	Warrants

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

C&K Market, Inc.	Subordinated Debt (13.0%, Due 12/08)	$14,694	$14,638	$14,638
(Retail)

Callidus Debt Partners	Class C Notes (12.9%, Due 12/13)	18,800	18,973	18,973
CDO Fund I, Ltd.(4)(9)	Class D Notes (17.0%, Due 12/13)	9,400	9,487	9,487
(Senior Debt Fund)

Callidus Debt Partners	Preferred Shares (23,600,000 shares)		24,233	24,233
CLO Fund III, Ltd. (4)(9)
(Senior Debt Fund)

Callidus MAPS CLO Fund I LLC(9)	Class E Notes (9.7%, Due 12/17)	17,000	17,000	17,000
(Senior Debt Fund)	Income Notes		48,108	48,108

Camden Partners Strategic Fund II, L.P.(5)	Limited Partnership Interest		2,142	2,726
(Private Equity Fund)

Catterton Partners V, L.P.(5)	Limited Partnership Interest		2,650	2,691
(Private Equity Fund)

CBS Personnel Holdings, Inc. (Business Services)	Subordinated Debt (14.5%, Due 12/09)	20,617	20,541	20,541

Community Education Centers, Inc.	Subordinated Debt (16.0%, Due 12/10)	32,852	32,738	32,738
(Education Services)

Component Hardware Group, Inc.	Preferred Stock (18,000 shares)		2,605	2,783
(Industrial Products)	Common Stock (2,000 shares)		200	700

Cooper Natural Resources, Inc.	Subordinated Debt (0%, Due 11/07)	840	840	840
(Industrial Products)	Preferred Stock (6,316 shares)		1,424	20
	Warrants		830	—

Coverall North America, Inc.	Subordinated Debt (14.6%, Due 2/11)	27,309	27,261	27,261
(Business Services)	Preferred Stock (6,500 shares)		6,500	6,866
	Warrants		2,950	3,100

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	The fund is managed by Callidus Capital, a portfolio company of Allied Capital.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Drilltec Patents & Technologies Company, Inc.	Subordinated Debt (17.0%, Due 8/06)(6)	$1,500	$1,500	$1,500
(Energy Services)	Subordinated Debt (10.0%, Due 8/06)(6)	10,994	10,918	9,792

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		5,649	83
(Private Equity Fund)

Elexis Beta GmbH(4)	Options		426	50
(Industrial Products)

Event Rentals, Inc.	Senior Loans (9.9%, Due 11/11)	18,341	18,244	18,244
(Consumer Services)

Frozen Specialties, Inc.	Warrants		435	470
(Consumer Products)

Garden Ridge Corporation (Retail)	Subordinated Debt (7.0%, Due 5/12)(6)	22,500	22,500	22,500

Geotrace Technologies, Inc.	Subordinated Debt (10.0%, Due 6/09)	25,618	23,875	23,875
(Energy Services)	Warrants		2,350	2,500

Ginsey Industries, Inc.	Subordinated Debt (12.5%, Due 3/07)	3,680	3,680	3,680
(Consumer Products)

Grant Broadcasting Systems II	Subordinated Debt (5.0%, Due 6/09)	2,756	2,756	2,756
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest		6,914	4,161
(Private Equity Fund)

Havco Wood Products LLC	Unitranche Debt (10.4%, Due 8/11)	33,000	31,794	31,794
(Industrial Products)	Equity Interests		1,048	1,048

Haven Eldercare of New England, LLC (10)	Subordinated Debt (12.0%, Due 8/09)(6)	4,320	4,320	4,320
(Healthcare Services)

Haven Healthcare Management, LLC(10)	Subordinated Debt (18.0% Due 4/07)(6)	1,319	1,319	485
(Healthcare Services)

HealthASPex Services Inc.	Senior Loans (4.0%, Due 7/08)	500	500	500
(Business Services)

The Hillman Companies, Inc.(3)	Subordinated Debt (13.5%, Due 9/11)	44,000	43,815	43,815
(Consumer Products)

Homax Holdings, Inc.	Subordinated Debt (12.0%, Due 8/11)	14,000	13,039	13,039
(Consumer Products)	Preferred Stock (89 shares)		89	92
	Common Stock (28 shares)		6	6
	Warrants		1,106	1,492

Icon International, Inc.	Common Stock (25,707 shares)		76	16
(Business Services)

International Fiber Corporation	Subordinated Debt (14.0%, Due 6/12)	21,546	21,460	21,460
(Industrial Products)	Preferred Stock (25,000 shares)		2,500	1,900

Line-X, Inc.	Senior Loan (8.1%, Due 8/11)	4,134	4,111	4,111
(Consumer Products)	Unitranche Debt (10.0% Due 8/11)	51,475	51,229	51,229
	Standby Letter of Credit ($1,500)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	Haven Eldercare of New England, LLC and Haven Healthcare Management, LLC are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

MedAssets, Inc.	Preferred Stock (227,865 shares)		$2,049	$2,893
(Business Services)	Warrants		136	180

Meineke Car Care Centers, Inc.	Senior Loan (8.0%, Due 6/11)	$28,000	27,865	27,865
(Consumer Services)	Subordinated Debt (11.9%, Due 6/12 – 6/13)	72,000	71,675	71,675
	Common Stock (10,696,308 shares)(11)		26,985	26,629
	Warrants		—	—

MHF Logistical Solutions, Inc.	Unitranche Debt (10.0%, Due 5/11)	22,281	22,177	22,177
(Business Services)	Preferred Stock (431 shares)		431	455
	Common Stock (1,438 shares)		144	211

Mid-Atlantic Venture Fund IV, L.P. (5)	Limited Partnership Interest		6,600	3,339
(Private Equity Fund)

Mogas Energy, LLC	Subordinated Debt (9.5%, Due 3/12 – 4/12)	16,855	15,472	15,472
(Energy Services)	Warrants		1,774	3,550

Network Hardware Resale, Inc.	Unitranche Debt (10.5%, Due 12/11)	38,500	38,743	38,743
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	12,000	12,076	12,076

N.E.W. Customer Service Companies, Inc.	Subordinated Debt (11.0%, Due 7/12)	40,000	40,016	40,016
(Business Services)

Nobel Learning Communities,	Preferred Stock (1,214,356 shares)		2,764	2,343
Inc.(3)	Warrants		575	1,296
(Education)

Norwesco, Inc.	Subordinated Debt (12.6%, Due 1/12 – 7/12)	82,061	81,683	81,683
(Industrial Products)	Common Stock (559,603 shares)(11)	38,313	38,313
	Warrants		—	—

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		1,669	1,809
(Private Equity Fund)

Oahu Waste Services, Inc.	Stock Appreciation Rights		239	1,000
(Business Services)

Opinion Research Corporation(3)	Warrants		996	45
(Business Services)

Oriental Trading Company, Inc.	Common Stock (13,820 shares)		—	5,200
(Consumer Products)

Palm Coast Data, LLC	Senior Loan (7.6%, Due 8/10)	16,100	16,024	16,024
(Business Services)	Subordinated Debt (15.5%, Due 8/12 – 8/15)	29,600	29,461	29,461
	Common Stock (21,743 shares)(11)		21,743	21,743
	Warrants		—	—

Performant Financial Corporation	Common Stock (478,816 shares)		734	2,500
(Business Services)

Pro Mach, Inc.	Subordinated Debt (13.8%, Due 6/12)	19,275	19,193	19,193
(Industrial Products)	Equity Interests		1,500	1,200

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Promo Works, LLC	Senior Loan (8.5%, Due 12/11)	$900	$851	$851
(Business Services)	Unitranche Debt (10.3%, Due 12/11)	31,000	30,728	30,728
	Guaranty ($1,650)

RadioVisa Corporation	Unitranche Debt (15.5%, Due 12/08)	27,093	26,993	26,993
(Broadcasting & Cable)

Red Hawk Industries, LLC	Unitranche Debt (11.0%, Due 4/11)	56,343	56,063	56,063
(Business Services)

S.B. Restaurant Company (Retail)	Subordinated Debt (14.6%, Due 11/08 – 12/09)	29,085	28,615	28,615
	Preferred Stock (54,125 shares)		135	135
	Warrants		619	700

SBBUT, LLC	Equity Interests		—	—
(Consumer Products)

Soff-Cut Holdings, Inc.	Preferred Stock (300 shares)		300	300
(Industrial Products)	Common Stock (2,000 shares)		200	37

SPP Mezzanine Fund, L.P.(5)	Limited Partnership Interest		3,007	2,969
(Private Equity Fund)

Tradesmen International, Inc.	Subordinated Debt (12.0%, Due 12/09)	15,000	14,323	14,323
(Business Services)	Warrants		710	1,700

TransAmerican Auto Parts, LLC	Subordinated Debt (14.0%, Due 11/12)	10,000	9,951	9,951
(Consumer Products)	Equity Interests		889	889

United Site Services, Inc.	Subordinated Debt (12.4%, Due 8/11)	49,712	49,503	49,503
(Business Services)	Common Stock (160,588 shares)		1,000	1,200

Universal Air Filter Company	Senior Loans (7.9%, Due 11/11)	400	390	390
(Industrial Products)	Unitranche Debt (11.0%, Due 11/11)	19,867	19,768	19,768

Universal Tax Systems, Inc.	Subordinated Debt (14.5%, Due 7/11)	19,068	18,995	18,995
(Business Services)

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest		4,977	4,686
(Private Equity Fund)

Venturehouse-Cibernet Investors, LLC	Equity Interest		42	42
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest		598	397
(Private Equity Fund)

VICORP Restaurants, Inc.(3)	Warrants		33	691
(Retail)

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest		1,330	676
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Wear Me Apparel Corporation	Subordinated Debt (15.0%, Due 12/10)	$40,000	$38,992	$38,992
(Consumer Products)	Warrants		1,219	2,000

Wilshire Restaurant Group, Inc. (Retail)	Subordinated Debt (20.0%, Due 6/07)(6)	22,471	21,930	21,930
	Warrants		735	538

Wilton Industries, Inc.	Subordinated Debt (19.3%, Due 6/08)	4,800	4,800	4,800
(Consumer Products)

Woodstream Corporation (Consumer Products)	Subordinated Debt (13.2%, Due 11/12 – 5/13)	52,397	52,251	52,251
	Common Stock (180 shares)		673	3,336
	Warrants		—	2,365

Other companies	Other debt investments	382	382	382
	Other debt investments(6)	470	470	348
	Other equity investments		8	—
	Guaranty ($135)

Total companies less than 5% owned			$1,448,268	$1,432,833

Total private finance (118 portfolio companies)			$3,106,423	$3,479,290

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2005
	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	5	$23,121	$21,844
	7.00%–8.99%	24	48,156	48,156
	9.00%–10.99%	5	25,999	25,967
	11.00%–12.99%	1	338	338
	13.00%–14.99%	1	2,294	2,294
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(12)		38	$103,878	$102,569

Real Estate Owned			$14,240	$13,932

Equity Interests(2) — Companies more than 25% owned (Guarantees — $7,054)			$13,577	$10,564

Total commercial real estate finance			$131,695	$127,065

Total portfolio			$3,238,118	$3,606,355

	Yield	Cost	Value

Liquidity Portfolio
U.S. Treasury bills (Due June 2006)	4.25%	$100,000	$100,305
SEI Daily Income Tr Prime Obligation Fund(13)	4.11%	100,000	100,000

Total liquidity portfolio		$200,000	$200,305

Other Investments in Money Market Securities(13)
PNC Bank Corporate Money Market Deposit Account	4.15%	$21,967	$21,967

 (1)       Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(12) Commercial mortgage loans totaling $20.8 million at value were on non-accrual status and therefore were considered non-income producing.
(13) Included in investments in money market securities on the accompanying Consolidated Balance Sheet.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Note 1. Organization
      Allied Capital Corporation, a Maryland corporation, is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries that are single member limited liability companies established for specific purposes including holding real estate properties. ACC also has a subsidiary, A.C. Corporation (“AC Corp”), that generally provides diligence and structuring services, as well as transaction, management, consulting, and other services, including underwriting and arranging senior loans, to the Company and its portfolio companies.
      In addition, ACC had a subsidiary, Allied Investments L.P. (“Allied Investments”), which was licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). As of September 30, 2006, Allied Investments surrendered its SBIC license and on October 1, 2006, Allied Investments was merged into ACC.
      ACC and its subsidiaries, collectively, are referred to as the “Company.” The Company consolidates the results of its subsidiaries for financial reporting purposes.
      Pursuant to Article 6 of Regulation S-X, the financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements. Portfolio investments are held for purposes of deriving investment income and future capital gains.
      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company has primarily invested in debt and equity securities of private companies in a variety of industries.
Note 2. Summary of Significant Accounting Policies
  Basis of Presentation
      The consolidated financial statements include the accounts of the Company. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2005 and 2004 balances to conform with the 2006 financial statement presentation.
      The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
portfolio and other sources are included in the companies less than 5% owned category on the consolidated statement of operations.
      In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions.

Valuation Of Portfolio Investments
      The Company, as a BDC, has invested in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. The Company’s investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of the Company’s debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and/or the Company’s equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.

Loans and Debt Securities
      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than the Company’s cost basis if the amount that would be repaid on the loan or debt security upon the sale of the portfolio company is greater than the Company’s cost basis.
      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
debt securities if the Company has doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.
      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

Equity Securities
      The Company’s equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when the company has a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      The value of the Company’s equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that the Company has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.
     Commercial Mortgage-Backed Securities (“CMBS”), Collateralized Debt Obligations (“CDO”) and Collateralized Loan Obligations (“CLO”)
      CDO and CLO bonds and preferred shares/income notes (“CDO/CLO Assets”) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/income notes, when available. The Company recognizes unrealized appreciation or

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
depreciation on its CDO/CLO Assets as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. The Company determines the fair value of its CDO/CLO Assets on an individual security-by-security basis.
      The Company recognizes interest income on the preferred shares/income notes using the effective interest method, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred share/income note from the date the estimated yield was changed. CDO and CLO bonds have stated interest rates.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation
      Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects the change in the value of U.S. Treasury bills and deposits of proceeds from sales of borrowed Treasury securities, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.

Fee Income
      Fee income includes fees for loan prepayment premiums, guarantees, commitments, and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.

Guarantees
      Guarantees meeting the characteristics described in FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (the “Interpretation”) and issued or modified after December 31, 2002, are recognized at fair value at inception. However, certain guarantees are excluded from the initial recognition provisions of the Interpretation. See Note 5.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued

Financing Costs
      Debt financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument using a method that approximates the effective interest method. Costs associated with the issuance of common stock, such as underwriting, accounting and legal fees, and printing costs are recorded as a reduction to the proceeds from the sale of common stock.

Dividends to Shareholders
      Dividends to shareholders are recorded on the record date.

Stock Compensation Plans
      The Company has a stock-based employee compensation plan. See Note 9. Effective January 1, 2006, the Company adopted the provisions of FASB Statement No. 123 (Revised 2004), Share-Based Payment (the “Statement”). The Statement was adopted using the modified prospective method of application, which required the Company to recognize compensation costs on a prospective basis beginning January 1, 2006. Accordingly, the prior year financial statements have not been restated. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the remaining service period in the statement of operations beginning in 2006, using the fair value amounts determined for pro forma disclosure under Statement No. 123. With respect to options granted on or after January 1, 2006, compensation cost based on estimated grant date fair value is recognized over the related service period in the statement of operations. The effect of this adoption for the year ended December 31, 2006, was as follows:

2006
($ in millions, except per share amounts)
Employee Stock Option Expense:
Previously awarded, unvested options as of January 1, 2006	$13.2
Options granted on or after January 1, 2006	2.4

Total employee stock option expense	$15.6

Per basic share	$0.11
Per diluted share	$0.11
      In addition to the employee stock option expense, for the year ended December 31, 2006, administrative expense included $0.2 million of expense related to options granted to directors during the year. Options granted to non-officer directors vest on the grant date and therefore, the full expense is recorded on the grant date.
      Prior to January 1, 2006, the Company accounted for this plan under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. Prior to January 1, 2006, no stock-based compensation cost was reflected in net increase in net assets resulting from operations, as all options granted under this plan had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net increase in net assets resulting from operations and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
earnings per share if the Company had applied the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation, to stock-based compensation for the years ended December 31, 2005 and 2004.

	2005	2004
($ in millions, except per share amounts)
Net increase in net assets resulting from operations as reported	$872.8	$249.5
Less total stock-based compensation expense determined under fair value based method for all awards, net of related tax effects	(12.7)	(16.9)

Pro forma net increase in net assets resulting from operations	860.1	232.6
Less preferred stock dividends	—	(0.1)

Pro forma net income available to common shareholders	$860.1	$232.5

Basic earnings per common share:
As reported	$6.48	$1.92
Pro forma	$6.39	$1.79
Diluted earnings per common share:
As reported	$6.36	$1.88
Pro forma	$6.27	$1.76
      The stock option expense for 2006 and the pro forma expenses for 2005 and 2004 shown in the tables above were based on the underlying value of the options granted by the Company. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The following weighted average assumptions were used to calculate the fair value of options granted during the years ended December 31, 2006, 2005, and 2004:

	2006	2005	2004

Expected term (in years)	5.0	5.0	5.0
Risk-free interest rate	4.8%	4.1%	2.9%
Expected volatility	29.1%	35.1%	37.0%
Dividend yield	9.0%	9.0%	8.8%
Weighted average fair value per option	$3.47	$3.94	$4.17
      The expected term of the options granted represents the period of time that such options are expected to be outstanding. To determine the expected term of the options, the Company used historical data to estimate option exercise time frames, including considering employee terminations. The risk free rate was based on the U.S. Treasury bond yield curve at the date of grant. Expected volatilities were determined based on the historical volatility of the Company’s common stock over a historical time period consistent with the expected term. The dividend yield was determined based on the Company’s historical dividend yield over a historical time period consistent with the expected term.
      To determine the stock options expense, the calculated fair value of the options granted is applied to the options granted, net of assumed future option forfeitures. The Company estimates that the employee-related stock option expense under the Statement that will be recorded in the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
Company’s statement of operations will be approximately $11.3 million, $3.7 million, and $0.1 million for the years ended December 31, 2007, 2008, and 2009, respectively, which includes approximately $1.9 million, $1.0 million, and $0.1 million, respectively, related to options granted during the year ended December 31, 2006. This estimate may change if the Company’s assumptions related to future option forfeitures change. This estimate does not include any expense related to future stock option grants as the fair value of those stock options will be determined at the time of grant. The aggregate total stock option expense remaining as of December 31, 2006, is expected to be recognized over an estimated weighted-average period of 1.08 years.

Federal and State Income Taxes and Excise Tax
      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). ACC and any subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, the Company has made no provision for income taxes for these entities.
      If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.
      Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Per Share Information
      Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the year presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares, if any.

Use of Estimates in the Preparation of Financial Statements
      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.
      The consolidated financial statements include portfolio investments at value of $4.5 billion and $3.6 billion at December 31, 2006 and 2005, respectively. At December 31, 2006 and 2005, 92% and 90%, respectively, of the Company’s total assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Recent Accounting Pronouncements
      In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation is effective for fiscal years beginning after December 15, 2006. The Company does not expect the adoption of this interpretation to have a significant effect on the Company’s consolidated financial position or its results of operations.
      In September 2006, the FASB issued Statement No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not expect the adoption of this statement to have a significant effect on the Company’s consolidated financial position or its results of operations.
      In September 2006, the SEC released SEC Staff Accounting Bulletin (SAB) No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, which addresses how uncorrected errors in previous years should be considered when quantifying errors in current year financial statements and requires registrants to consider the effect of all carry over and reversing effects of prior year misstatements when quantifying errors in current year financial statements. The SAB allows registrants to record the effects of adopting the guidance as a cumulative effect adjustment which must be reported as of the beginning of the first fiscal year ending after November 15, 2006. The adoption of the SAB had no effect on the Company’s consolidated financial position or its results of operations.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio

Private Finance
      At December 31, 2006 and 2005, the private finance portfolio consisted of the following:

	2006			2005

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$450.0	$405.2	8.4%	$284.7	$239.8	9.5%
Unitranche debt(2)	800.0	799.2	11.2%	294.2	294.2	11.4%
Subordinated debt	2,038.3	1,980.8	12.9%	1,610.2	1,560.9	13.8%

Total loans and debt securities (3)	3,288.3	3,185.2	11.9%	2,189.1	2,094.9	13.0%
Equity securities	1,209.1	1,192.7		917.3	1,384.4

Total	$4,497.4	$4,377.9		$3,106.4	$3,479.3

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At December 31, 2006 and 2005, the cost and value of subordinated debt included the Class A equity interests in BLX and the guaranteed dividend yield on these equity interests was included in interest income. During the fourth quarter of 2006, the Class A equity interests were placed on non-accrual status. The weighted average yield is computed as of the balance sheet date.

(2)	Unitranche debt is a single debt investment that is a blend of senior and subordinated debt terms.

(3)	The total principal balance outstanding on loans and debt securities was $3,322.3 million and $2,216.3 million at December 31, 2006 and 2005, respectively. The difference between principal and cost is represented by unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $34.0 million and $27.2 million at December 31, 2006 and 2005, respectively.
     The Company’s private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. The Company’s private finance debt and equity investments are generally issued by private companies and are generally illiquid and may be subject to certain restrictions on resale.
      The Company’s private finance debt investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to the Company’s rights and priority in the portfolio company’s capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity.
      At December 31, 2006 and 2005, 86% and 87%, respectively, of the private finance loans and debt securities had a fixed rate of interest and 14% and 13%, respectively, had a floating rate of interest. Senior loans generally carry a floating rate of interest, usually set as a spread over LIBOR, and generally require payments of both principal and interest throughout the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
Company monthly or quarterly. Unitranche debt generally carries a fixed rate of interest and may require payments of both principal and interest throughout the life of the loan. However, unitranche instruments generally allow for principal to be repaid at a slower rate than would generally be allowed under a more traditional senior loan/subordinated debt structure. Unitranche debt generally has contractual maturities of five to six years and interest is generally paid to the Company quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest is generally paid to the Company quarterly.
      Equity securities consist primarily of securities issued by private companies and may be subject to certain restrictions on their resale and are generally illiquid. The Company may make equity investments for minority stakes in portfolio companies or may receive equity features, such as nominal cost warrants, in conjunction with its debt investments. The Company may also invest in the equity (preferred and/or voting or non-voting common) of a portfolio company where the Company’s equity ownership may represent a significant portion of the equity, but may or may not represent a controlling interest. If the Company invests in non-voting equity in a buyout investment, the Company generally has the option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. The Company may incur costs associated with making buyout investments that will be included in the cost basis of the Company’s equity investment. These include costs such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees, and other costs. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.
      Mercury Air Centers, Inc. At December 31, 2006, the Company’s investment in Mercury Air Centers, Inc. (Mercury) totaled $84.3 million at cost and $244.2 million at value, which included unrealized appreciation of $159.9 million. At December 31, 2005, the Company’s investment in Mercury totaled $113.3 million at cost and $167.1 million at value, which included unrealized appreciation of $53.8 million. The Company completed the purchase of a majority ownership in Mercury in April 2004.
      Total interest and related portfolio income earned from the Company’s investment in Mercury for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
($ in millions)
Interest income	$9.3	$8.8	$5.5
Fees and other income	0.6	0.7	1.9

Total interest and related portfolio income	$9.9	$9.5	$7.4

      Interest income from Mercury for the years ended December 31, 2006, 2005, and 2004, included interest income of $2.0 million, $1.6 million, and $1.0 million, respectively, which was paid in kind. The interest paid in kind was paid to the Company through the issuance of additional debt.
      Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on the Company’s investment in Mercury of $106.1 million, $53.8 million, and zero for the years ended December 31, 2006, 2005, and 2004, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Mercury owns and operates fixed base operations generally under long-term leases from local airport authorities, which consist of terminal and hangar complexes that service the needs of the general aviation community. Mercury is headquartered in Richmond Heights, OH.
      Business Loan Express, LLC. BLX originates, sells, and services primarily real estate secured loans, including real estate secured conventional small business loans, Small Business Administration’s 7(a) loans and small investment real estate loans. BLX is headquartered in New York, NY.
      The Company’s investment in BLX totaled $295.3 million at cost and $210.7 million at value, which included unrealized depreciation of $84.6 million, at December 31, 2006, and $299.4 million at cost and $357.1 million at value, which included unrealized appreciation of $57.7 million, at December 31, 2005. At December 31, 2006 and 2005, the Company owned 94.9% of the voting Class C equity interests. BLX has an equity appreciation rights plan for management that will dilute the value available to the Class C equity interest holders. Subsequent to December 31, 2006, in the first quarter of 2007 the Company increased its investment in BLX by $12 million by acquiring additional Class A equity interests.
      At December 31, 2005, the Company had a commitment to BLX of $30.0 million in the form of a subordinated revolving credit facility to provide working capital to BLX. There was $10.0 million outstanding under this facility at December 31, 2005. Outstanding borrowings under this facility were repaid in full and this facility matured on April 30, 2006.
      Total interest and related portfolio income earned from the Company’s investment in BLX for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
($ in millions)
Interest income on subordinated debt and Class A equity interests	$11.9	$14.3	$23.2
Dividend income on Class B equity interests	—	14.0	14.8
Fees and other income	7.8	9.2	12.0

Total interest and related portfolio income	$19.7	$37.5	$50.0

      Interest and dividend income from BLX for the years ended December 31, 2006, 2005, and 2004, included interest and dividend income of $5.7 million, $8.9 million, and $25.4 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to the Company through the issuance of additional debt or equity interests. In the fourth quarter of 2006, the Company placed its $66.6 million investment in BLX’s 25% Class A equity interests on non-accrual status, which resulted in lower interest income from its investment in BLX for 2006 as compared to 2005.
      As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses. The Company holds all of BLX’s Class A and Class B equity interests, and 94.9% of the Class C equity interests. BLX’s taxable income is first allocated to the Class A equity interests to the extent that guaranteed dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and C equity interests. BLX may declare dividends on its Class B equity interests. If

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
declared, BLX would determine the amount of such dividends considering its estimated annual taxable income allocable to such interests. There were no dividends declared or paid in 2006.
      Net change in unrealized appreciation or depreciation included a net decrease on the Company’s investment in BLX of $142.3 million and $32.3 million for the years ended December 31, 2006 and 2004, respectively, and a net increase of $2.9 million for the year ended December 31, 2005.
      BLX is a national, non-bank lender that participates in the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). The Office of the Inspector General of the SBA and the United States Secret Service have announced an ongoing investigation of allegedly fraudulently obtained SBA-guaranteed loans issued by BLX. Specifically, on or about January 9, 2007, BLX became aware of an indictment captioned as the United States v. Harrington, No. 2:06-CR-20662 pending in the United States District Court for the Eastern District of Michigan. The indictment alleges that a former BLX employee in the Detroit office engaged in the fraudulent origination of loans guaranteed, in substantial part, by the SBA. The Company understands that BLX is working cooperatively with the U.S. Attorney’s Office and the investigating agencies with respect to this matter. The Company understands that BLX is also working cooperatively with the SBA so that it may remain a preferred lender in the SBA 7(a) program and retain the ability to sell loans into the secondary market. The ultimate resolution of these matters could have a material adverse impact on BLX’s financial condition, and, as a result, the Company’s financial results could be negatively affected. The Company is monitoring the situation and has retained a third party to work with BLX to conduct a review of BLX’s current internal control systems, with a focus on preventing fraud and further strengthening the company’s operations.
      Further, on or about January 16, 2007, BLX and Business Loan Center LLC (BLC) became aware of a lawsuit titled, United States, ex rel James R. Brickman and Greenlight Capital, Inc. v. Business Loan Express LLC f/k/a Business Loan Express, Inc.; Business Loan Center LLC f/k/a Business Loan Center, Inc.; Robert Tannenhauser; Matthew McGee; and George Harrigan, 05-CV-3147 (JEC), that is pending in the United States District Court for the Northern District of Georgia. The complaint includes allegations arising under the False Claims Act and relating to alleged fraud in connection with SBA guarantees on shrimp vessel loans made by BLX and BLC. The Company understands that BLX and BLC plan to vigorously contest the lawsuit. The Company is monitoring the litigation.
      As an SBA lender, BLX is also subject to other SBA and OIG audits, investigations, and reviews. The Company has considered these matters in performing the valuation of BLX at December 31, 2006.
      At the time of the corporate reorganization of BLX, Inc. from a C corporation to a limited liability company in 2003, for tax purposes BLX had a “built-in gain” representing the aggregate fair market value of its assets in excess of the tax basis of its assets. As a RIC, the Company will be subject to special built-in gain rules on the assets of BLX. Under these rules, taxes will be payable by the Company at the time and to the extent that the built-in gains on BLX’s assets at the date of reorganization are recognized in a taxable disposition of such assets in the 10-year period following the date of the reorganization. At such time, the built-in gains realized upon the disposition of these assets will be included in the Company’s taxable income, net of the corporate level taxes paid by the Company on the built-in gains. At the date of BLX’s reorganization, the Company estimated that its

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
future tax liability resulting from the built-in gains may total up to a maximum of $40 million. However, if these assets are disposed of after the 10-year period, there will be no corporate level taxes on these built-in gains. While the Company has no obligation to pay the built-in gains tax until these assets or its interests in BLX are disposed of in the future, it may be necessary to record a liability for these taxes in the future should the Company intend to sell the assets of or its interests in BLX within the 10-year period. At December 31, 2006 and 2005, the Company considered the increase in fair value of its investment in BLX due to BLX’s tax attributes as an LLC and has also considered the reduction in fair value of its investment due to these estimated built-in gain taxes in determining the fair value of its investment in BLX.
      At December 31, 2006, BLX had a three-year $500.0 million revolving credit facility provided by third party lenders that matures in March 2009. The revolving credit facility may be expanded through new or additional commitments up to $600.0 million at BLX’s option. This facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 25% of the committed facility. The Company has provided an unconditional guaranty to these revolving credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) of BLX under this facility. The total obligation guaranteed by the Company at December 31, 2006, was $189.7 million.
      This guaranty can be called by the lenders in the event of a default under the BLX credit facility, which includes certain defaults under the Company’s revolving credit facility. Among other requirements, the BLX facility requires that BLX maintain compliance with certain financial covenants such as interest coverage, maximum debt to net worth, asset coverage, and maintenance of certain asset quality metrics. In addition, BLX would have an event of default if BLX failed to maintain its lending status with the SBA and such failure could reasonably be expected to result in a material adverse effect on BLX, or if BLX failed to maintain certain financing programs for the sale or long-term funding of BLX’s loans. At December 31, 2006, BLX would not have met the required maximum debt to net worth covenant requirement had the Company not made the additional $12 million investment in BLX in the first quarter of 2007 discussed above. Under the terms of the facility, the $12 million investment in BLX caused BLX to satisfy the leverage covenant requirement and BLX has determined that it was in compliance with the terms of this facility at December 31, 2006.
      At December 31, 2005, BLX had a $275 million revolving credit facility, which was replaced by the current facility discussed above. The Company had provided a similar unconditional guaranty to this facility’s lenders in an amount equal to 50% of BLX’s total obligations under the facility. The total obligation guaranteed by the Company at December 31, 2005, was $135.4 million.
      At December 31, 2006 and 2005, the Company had also provided four standby letters of credit totaling $25.0 million and $34.1 million, respectively, in connection with four term securitization transactions completed by BLX. In consideration for providing the revolving credit facility guaranty and the standby letters of credit, the Company earned fees of $6.1 million, $6.3 million, and $6.0 million for the years ended December 31, 2006, 2005, and 2004, respectively, which were included in fees and other income above. The remaining fees and other income relate to management fees from BLX. The Company did not charge a management fee to BLX in the fourth quarter of 2006.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Advantage Sales and Marketing, Inc. In June 2004, the Company completed the purchase of a majority voting ownership in Advantage, which was subject to dilution by a management option pool. Advantage is a sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.
      At December 31, 2005, the Company’s investment in Advantage totaled $257.7 million at cost and $660.4 million at value, which included unrealized appreciation of $402.7 million.
      On March 29, 2006, the Company sold its majority equity interest in Advantage. The Company was repaid its $184 million in subordinated debt outstanding and realized a gain at closing on its equity investment sold of $433.1 million, subject to post-closing adjustments. Subsequent to closing on this sale, the Company realized additional gains resulting from post-closing adjustments totaling $1.3 million in 2006. In addition, there is potential for the Company to receive additional consideration through an earn-out payment that would be based on Advantage’s 2006 audited results. The Company’s realized gain of $434.4 million as of December 31, 2006, subject to post-closing adjustments, excludes any earn-out amounts.
      As consideration for the common stock sold in the transaction, the Company received a $150 million subordinated note, with the balance of the consideration paid in cash. In addition, a portion of the Company’s cash proceeds from the sale of the common stock were placed in escrow, subject to certain holdback provisions. At December 31, 2006, the amount of the escrow included in other assets in the accompanying consolidated balance sheet was approximately $24 million.
      In connection with the sale transaction, the Company retained an equity investment in the business valued at $15 million at closing as a minority shareholder. During the fourth quarter of 2006, Advantage made a distribution on this minority equity investment, which resulted in a realized gain of $4.8 million.
      The Company’s investment in Advantage at December 31, 2006, which was composed of subordinated debt and a minority equity interest, totaled $151.6 million at cost and $162.6 million at value. This investment was included in companies 5% to 25% owned in the consolidated financial statements as the Company continues to hold a seat on Advantage’s board of directors.
      Total interest and related portfolio income earned from the Company’s investment in Advantage while the Company held a majority equity interest for the years ended December 31, 2006, 2005, and 2004, was $14.1 million, $37.4 million, and $21.3 million, respectively.
      Net change in unrealized appreciation or depreciation for the year ended December 31, 2006, included the reversal of $389.7 million of previously recorded unrealized appreciation associated with the realization of a gain on the sale of the Company’s majority equity interest in Advantage and for the years ended December 31, 2005 and 2004, included an increase in unrealized appreciation of $378.4 million and $24.3 million, respectively, related to the Company’s majority equity interest investment in Advantage.
      The Hillman Companies, Inc. On March 31, 2004, the Company sold its control investment in Hillman, which was one of the Company’s largest investments, for a total transaction value of $510 million, including the repayment of outstanding debt and adding the value of Hillman’s

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
outstanding trust preferred shares. The Company was repaid its existing $44.6 million in outstanding debt. Total consideration to the Company from the sale at closing, including the repayment of debt, was $244.3 million, which included net cash proceeds of $196.8 million and the receipt of a new subordinated debt instrument of $47.5 million. During the second quarter of 2004, the Company sold a $5.0 million participation in its subordinated debt in Hillman to a third party, which reduced the Company’s investment, and no gain or loss resulted from the transaction. For the year ended December 31, 2004, the Company realized a gain of $150.3 million on the transaction including a gain of $1.3 million realized after closing, resulting from post-closing adjustments, which provided additional cash consideration to the Company in the same amount.
      Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). At December 31, 2006 and 2005, the Company owned bonds and preferred shares/income notes in collateralized loan obligations (CLOs) and a collateralized debt obligation (CDO) as follows:

	2006		2005

	Cost	Value	Cost	Value
($ in millions)
Callidus Debt Partners CDO Fund I, Ltd.	$28.4	$28.4	$28.5	$28.5
Callidus Debt Partners CLO Fund III, Ltd.	23.3	23.0	24.2	24.2
Callidus Debt Partners CLO Fund IV, Ltd.	13.0	13.0	—	—
Callidus MAPS CLO Fund I LLC	68.0	64.6	65.1	65.1
Callidus Debt Partners CLO Fund V, Ltd.	13.8	13.8	—	—

Total	$146.5	$142.8	$117.8	$117.8

      These CLO and CDO investments are managed by Callidus Capital, a portfolio company controlled by the Company.
      The bonds, preferred shares and income notes of the CLOs and CDO in which the Company has invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO is generally allocated first to the senior bonds in order of priority, then any remaining cash flow is generally distributed to the preferred shareholders and income note holders. To the extent there are defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows, the preferred shares/income notes will bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes.
      At both December 31, 2006 and 2005, the face value of the CLO and CDO bonds held by the Company were subordinate to approximately 82% to 85% of the face value of the securities issued in these CLOs and CDO. At December 31, 2006 and 2005, the face value of the CLO preferred shares/income notes held by the Company were subordinate to approximately 86% to 92% and 86% to 91%, respectively, of the face value of the securities issued in these CLOs.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      At December 31, 2006 and 2005, the underlying collateral assets of these CLO and CDO investments, consisting primarily of senior debt, were issued by 465 issuers and 336 issuers, respectively, and had balances as follows:

	2006	2005
($ in millions)
Bonds	$245.4	$230.7
Syndicated loans	1,769.9	704.0
Cash(1)	59.5	238.4

Total underlying collateral assets	$2,074.8	$1,173.1

(1)	Includes undrawn liability amounts.
     At December 31, 2006, there was one defaulted obligor in the underlying collateral assets of Callidus MAPS CLO Fund I, LLC. There were no other delinquencies in the underlying collateral assets in the other CLO and CDO issuances owned by the Company. At December 31, 2006, the total face value of defaulted obligations was $9.6 million, or approximately 0.5% of the total underlying collateral assets. At December 31, 2005, there were no delinquencies in the underlying collateral assets.
      The initial yields on the CLO and CDO bonds, preferred shares and income notes are based on the estimated future cash flows from the underlying collateral assets expected to be paid to these CLO and CDO classes. As each CLO and CDO bond, preferred share or income note ages, the estimated future cash flows are updated based on the estimated performance of the underlying collateral assets, and the respective yield is adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.
      Loans and Debt Securities on Non-Accrual Status. At December 31, 2006 and 2005, private finance loans and debt securities at value not accruing interest were as follows:

	2006	2005
($ in millions)
Loans and debt securities in workout status
Companies more than 25% owned	$51.1	$15.6
Companies 5% to 25% owned	4.0	—
Companies less than 5% owned	31.6	11.4
Loans and debt securities not in workout status
Companies more than 25% owned	87.1	58.0
Companies 5% to 25% owned	7.2	0.5
Companies less than 5% owned	38.9	49.5

Total	$219.9	$135.0

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Industry and Geographic Compositions. The industry and geographic compositions of the private finance portfolio at value at December 31, 2006 and 2005, were as follows:

	2006	2005

Industry
Business services	39%	42%
Consumer products	20	14
Financial services	9	14
Industrial products	9	10
Consumer services	6	6
Retail	6	3
Healthcare services	3	2
Energy services	2	2
Other(1)	6	7

Total	100%	100%

Geographic Region(2)
Mid-Atlantic	31%	29%
Midwest	30	21
Southeast	18	12
West	17	34
Northeast	4	4

Total	100%	100%

(1)	Includes investments in senior debt CDO and CLO funds which represented 3% of the private finance portfolio at both December 31, 2006 and 2005. These funds invest in senior debt representing a variety of industries.

(2)	The geographic region for the private finance portfolio depicts the location of the headquarters for the Company’s portfolio companies. The portfolio companies may have a number of other locations in other geographic regions.

Commercial Real Estate Finance
      At December 31, 2006 and 2005, the commercial real estate finance portfolio consisted of the following:

	2006			2005

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in millions)
Commercial mortgage loans	$72.6	$71.9	7.5%	$103.9	$102.6	7.6%
Real estate owned	15.7	19.6		14.2	13.9
Equity interests	15.2	26.7		13.6	10.6

Total	$103.5	$118.2		$131.7	$127.1

(1)	The weighted average yield on the commercial mortgage loans is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.
     Commercial Mortgage Loans and Equity Interests. The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At December 31, 2006, approximately 96% and 4% of the Company’s commercial mortgage loan portfolio

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2005, approximately 97% and 3% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2006 and 2005, loans with a value of $18.9 million and $20.8 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.
      Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to certain restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.
      The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at December 31, 2006 and 2005, were as follows:

	2006	2005

Property Type
Hospitality	45%	37%
Office	20	11
Retail	19	16
Housing	13	30
Other	3	6

Total	100%	100%

Geographic Region
Southeast	36%	25%
Mid-Atlantic	35	31
Midwest	21	21
Northeast	8	5
West	—	18

Total	100%	100%

      CMBS Bonds and Collateralized Debt Obligation Bonds and Preferred Shares (“CDOs”). On May 3, 2005, the Company completed the sale of its portfolio of CMBS bonds and CDO bonds and preferred shares to affiliates of Caisse de dépôt et placement du Québec (the Caisse) for cash proceeds of $976.0 million and realized a net gain of $227.7 million, after transaction and other costs of $7.8 million. Transaction costs included investment banking fees, legal and other professional fees, and other transaction costs. Upon the closing of the sale, the Company settled all the hedge positions relating to these assets, which resulted in a net realized loss of $0.7 million, which has been included in the net realized gain on the sale. The value of these assets prior to their sale was determined on an individual security-by-security basis. The net gain realized upon the sale of $227.7 million reflects the total value received for the portfolio as a whole. Simultaneous with the sale of the Company’s CMBS and CDO portfolio, the Company entered into certain agreements with affiliates of the Caisse, including a platform assets purchase agreement, pursuant to which the Company agreed to sell certain additional commercial real estate-related assets to the Caisse, subject to certain adjustments and closing conditions.
      The platform assets purchase agreement was completed on July 13, 2005, and the Company received total cash proceeds from the sale of the platform assets of approximately $5.3 million. No

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
gain or loss resulted from the transaction. Under this agreement, the Company agreed not to primarily invest in CMBS and real estate-related CDOs and refrain from certain other real estate-related investing or servicing activities for a period of three years, or through May 2008, subject to certain limitations and excluding the Company’s existing portfolio and related activities.
Note 4. Debt
      At December 31, 2006 and 2005, the Company had the following debt:

	2006				2005

			Annual				Annual
	Facility	Amount	Interest		Facility	Amount	Interest
	Amount	Drawn	Cost(1)		Amount	Drawn	Cost(1)
($ in millions)
Notes payable and debentures:
Privately issued unsecured notes payable	$1,041.4	$1,041.4	6.1%		$1,164.5	$1,164.5	6.2%
Publicly issued unsecured notes payable	650.0	650.0	6.6%		—	—	—
SBA debentures(2)	—	—	—%		28.5	28.5	7.5%

Total notes payable and debentures	1,691.4	1,691.4	6.3%		1,193.0	1,193.0	6.3%
Revolving line of credit(5)	922.5	207.7	6.4	%(3)	772.5	91.8	5.6	%(3)

Total debt	$2,613.9	$1,899.1	6.5	%(4)	$1,965.5	$1,284.8	6.5	%(4)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees, other facility fees and amortization of debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The SBA debentures were repaid in full during 2006.

(3)	The annual interest cost reflects the interest rate payable for borrowings under the revolving line of credit. In addition to the current interest payable, there were annual costs of commitment fees, other facility fees and amortization of debt financing costs of $3.9 million and $3.3 million at December 31, 2006 and 2005, respectively.

(4)	The annual interest cost for total debt includes the annual cost of commitment fees, other facility fees and amortization of debt financing costs on the revolving line of credit regardless of the amount outstanding on the facility as of the balance sheet date.

(5)	At December 31, 2006, $673.8 million remained unused and available on the revolving line of credit, net of amounts committed for standby letters of credit of $41.0 million issued under the credit facility.
  Notes Payable and Debentures
      Privately Issued Unsecured Notes Payable. The Company has privately issued unsecured long-term notes to institutional investors. The notes have five- or seven-year maturities and have fixed rates of interest. The notes generally require payment of interest only semi-annually, and all principal is due upon maturity. At December 31, 2006, the notes had maturities from May 2008 to May 2013. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreements.
      The Company has also privately issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as the Company’s other unsecured notes. The Euro notes require annual interest payments and the Sterling notes require semi-annual interest payments until maturity. Simultaneous with issuing the notes, the Company entered into a cross currency swap with a financial institution which fixed the Company’s interest and principal payments in U.S. dollars for the life of the debt.
      On October 16, 2006, the Company repaid $150.0 million of unsecured long-term debt that matured. This debt had a fixed interest rate of 7.2%.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
      On May 1, 2006, the Company issued $50.0 million of seven-year, unsecured notes with a fixed interest rate of 6.8%. This debt matures in May 2013. The proceeds from the issuance of the notes were used in part to repay $25 million of 7.5% unsecured long-term notes that matured on May 1, 2006.
      On October 13, 2005, the Company issued $261.0 million of five-year and $89.0 million of seven-year unsecured long-term notes, primarily to insurance companies. The five- and seven-year notes have fixed interest rates of 6.2% and 6.3%, respectively, and have substantially the same terms as the Company’s existing unsecured long-term notes. The Company used a portion of the proceeds from the new long-term note issuance to repay $125.0 million of existing unsecured long-term notes that matured on October 15, 2005, and had an annual weighted average interest cost of 8.3%.
      Publicly Issued Unsecured Notes Payable. During 2006, the Company completed public issuances of unsecured notes as follows:

	Amount	Coupon	Maturity Date
($ in millions)
July 25, 2006	$400.0	6.625%	July 15, 2011
December 8, 2006	250.0	6.000%	April 1, 2012

Total	$650.0

      The notes require payment of interest only semi-annually, and all principal is due upon maturity. The Company has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.
      SBA Debentures. At December 31, 2005, the Company had debentures payable to the SBA with original terms of ten years and at fixed interest rates ranging from 5.9% to 6.4%. The debentures required semi-annual interest-only payments with all principal due upon maturity. During the years ended December 31, 2006 and 2005, the Company repaid $28.5 million and $49.0 million, respectively, of the SBA debentures. At December 31, 2006, the Company had no debentures payable to the SBA.
      Scheduled Maturities. Scheduled future maturities of notes payable at December 31, 2006, were as follows:

Year	Amount Maturing

($ in millions)
2007	$—
2008	153.0
2009	268.9
2010	408.0
2011	472.5
Thereafter	389.0

Total	$1,691.4

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued

Revolving Line of Credit
      At December 31, 2006, the Company had an unsecured revolving line of credit with a committed amount of $922.5 million that expires on September 30, 2008. At December 31, 2005, the commitments under the facility were $772.5 million. At the Company’s option, borrowings under the revolving line of credit generally bear interest at a rate equal to (i) LIBOR (for the period the Company selects) plus 1.05% or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America, N.A. prime rate. The revolving line of credit requires the payment of an annual commitment fee equal to 0.20% of the committed amount (whether used or unused). The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.
      The annual cost of commitment fees, other facility fees and amortization of debt financing costs was $3.9 million and $3.3 million at December 31, 2006 and 2005, respectively.
      The revolving credit facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 16.66% of the committed facility or $153.7 million. The letter of credit fee is 1.05% per annum on letters of credit issued, which is payable quarterly.
      The average debt outstanding on the revolving line of credit was $142.1 million and $33.3 million, respectively, for the years ended December 31, 2006 and 2005. The maximum amount borrowed under this facility and the weighted average stated interest rate for the years ended December 31, 2006 and 2005, were $540.3 million and 6.3%, respectively, and $263.3 million and 4.4%, respectively. At December 31, 2006, the amount available under the revolving line of credit was $673.8 million, net of amounts committed for standby letters of credit of $41.0 million issued under the credit facility.

Fair Value of Debt
      The Company records debt at cost. The fair value of the Company’s outstanding debt was approximately $1.9 billion and $1.3 billion at December 31, 2006 and 2005, respectively. The fair value of the Company’s debt was determined using market interest rates as of the balance sheet date for similar instruments.

Covenant Compliance
      The Company has various financial and operating covenants required by the privately issued unsecured notes payable and the revolving line of credit outstanding at December 31, 2006. These covenants require the Company to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. These credit facilities provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events, failure to pay judgments, attachment of the Company’s assets, change of control and the issuance of an order of dissolution. Certain of these events of default are subject to notice and cure periods or materiality thresholds. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of December 31, 2006 and 2005, the Company was in compliance with these covenants.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
      The Company has certain financial and operating covenants that are required by the publicly issued unsecured notes payable, including that the Company will maintain a minimum ratio of 200% of total assets to total borrowings, as required by the Investment Company Act of 1940, as amended, while these notes are outstanding. As of December 31, 2006, the Company was in compliance with these covenants.
Note 5. Guarantees and Commitments
      In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. All standby letters of credit have been issued through Bank of America, N.A. As of December 31, 2006 and 2005, the Company had issued guarantees of debt, rental obligations, and lease obligations aggregating $202.1 million and $148.6 million, respectively, and had extended standby letters of credit aggregating $41.0 million and $37.1 million, respectively. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The maximum amount of potential future payments was $243.1 million and $185.7 million at December 31, 2006 and 2005, respectively. At December 31, 2006 and 2005, $2.4 million and $2.5 million, respectively, had been recorded as a liability for the Company’s guarantees and no amounts had been recorded as a liability for the Company’s standby letters of credit.
      As of December 31, 2006, the guarantees and standby letters of credit expired as follows:

	Total	2007	2008	2009	2010	2011	After 2011
(in millions)
Guarantees	$202.1	$0.6	$3.0	$192.2	$—	$4.4	$1.9
Standby letters of credit(1)	41.0	4.0	37.0	—	—	—	—

Total(2)	$243.1	$4.6	$40.0	$192.2	$—	$4.4	$1.9

(1)	Standby letters of credit are issued under the Company’s revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, it is assumed that the standby letters of credit will expire contemporaneously with the expiration of the Company’s line of credit in September 2008.
(2)	The Company’s most significant commitments relate to its investment in Business Loan Express, LLC (BLX), which commitments totaled $214.7 million at December 31, 2006. At December 31, 2006, the Company guaranteed 50% of the outstanding total obligations on BLX’s revolving line of credit for a total guaranteed amount of $189.7 million and had also provided four standby letters of credit totaling $25.0 million in connection with four term securitizations completed by BLX. See Note 3.
     In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify such parties under certain circumstances.
      At December 31, 2006, the Company had outstanding commitments to fund investments totaling $435.0 million, including $426.0 million related to private finance investments and $9.0 related to commercial real estate finance investments. In addition, during the fourth quarter of 2004 and the first quarter of 2005, the Company sold certain commercial mortgage loans that the Company may be required to repurchase under certain circumstances. These recourse provisions expire by April 2007.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 5. Guarantees and Commitments, continued
The aggregate outstanding principal balance of these sold loans was $4.2 million at December 31, 2006.
Note 6. Shareholders’ Equity
      Sales of common stock for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005(1)	2004
(in millions)
Number of common shares	10.9	—	3.0

Gross proceeds	$310.2	$—	$75.0
Less costs, including underwriting fees	(14.4)	—	(4.7)

Net proceeds	$295.8	$—	$70.3

(1)	The Company did not sell any common stock during the year ended December 31, 2005.
     The Company issued 0.3 million shares of common stock with a value of $7.2 million as consideration for an additional investment in Mercury Air Centers, Inc. during the year ended December 31, 2005, and 0.1 million shares of common stock with a value of $3.2 million as consideration for an investment in Legacy Partners Group, LLC during the year ended December 31, 2004.
      The Company issued 0.5 million shares, 3.0 million shares, and 1.6 million shares of common stock upon the exercise of stock options during the years ended December 31, 2006, 2005, and 2004, respectively.
      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive trading days immediately prior to the dividend payment date. For the years ended December 31, 2006, 2005, and 2004, the Company issued new shares in order to satisfy dividend reinvestment requests. Dividend reinvestment plan activity for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
(in millions, except per share amounts)
Shares issued	0.5	0.3	0.2
Average price per share	$30.58	$28.00	$26.34

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 7. Earnings Per Common Share
      Earnings per common share for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
(in millions, except per share amounts)
Net increase in net assets resulting from operations	$245.1	$872.8	$249.5
Less preferred stock dividends	—	—	(0.1)

Income available to common shareholders	$245.1	$872.8	$249.4

Weighted average common shares outstanding — basic	142.4	134.7	129.8
Dilutive options outstanding	3.2	2.6	2.7

Weighted average common shares outstanding — diluted	145.6	137.3	132.5

Basic earnings per common share	$1.72	$6.48	$1.92

Diluted earnings per common share	$1.68	$6.36	$1.88

Note 8. Employee Compensation Plans
      The Company’s 401(k) retirement investment plan is open to all of its full-time employees who are at least 21 years of age. The employees may elect voluntary pre-tax wage deferrals ranging from 0% to 100% of eligible compensation for the year up to $15 thousand annually for the 2006 plan year. Plan participants who were age 50 or older during the 2006 plan year were eligible to defer an additional $5 thousand during the year. The Company makes contributions to the 401(k) plan of up to 5% of each participant’s eligible compensation for the year up to a maximum compensation permitted by the IRS, which fully vests at the time of contribution. For the year ended December 31, 2006, the maximum compensation was $0.2 million. Employer contributions that exceed the IRS limitation are directed to the participant’s deferred compensation plan account as discussed below. Total 401(k) contribution expense for the years ended December 31, 2006, 2005, and 2004, was $1.2 million, $1.0 million, and $0.9 million, respectively.
      The Company also has a deferred compensation plan. Eligible participants in the deferred compensation plan may elect to defer some of their compensation and have such compensation credited to a participant account. In addition, the Company makes contributions to the deferred compensation plan on compensation deemed ineligible for a 401(k) contribution. Contribution expense for the deferred compensation plan for the years ended December 31, 2006, 2005, and 2004, was $1.5 million, $0.7 million, and $0.7 million, respectively. All amounts credited to a participant’s account are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the deferred compensation plan are at all times 100% vested and non-forfeitable. A participant’s account shall become distributable upon his or her separation from service, retirement, disability, death, or at a future determined date. All deferred compensation plan accounts will be distributed in the event of a change of control of the Company or in the event of the Company’s insolvency. Amounts deferred by participants under the deferred compensation plan are funded to a trust, which is administered by trustees. The accounts of the deferred compensation trust are

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 8. Employee Compensation Plans, continued
consolidated with the Company’s accounts. The assets of the trust are classified as other assets and the liability to the plan participants is included in other liabilities in the accompanying financial statements. The deferred compensation plan accounts at December 31, 2006 and 2005, totaled $18.6 million and $16.6 million, respectively.
      The Company has an Individual Performance Award (“IPA”), which was established as a long-term incentive compensation program for certain officers. In conjunction with the program, the Board of Directors has approved a non-qualified deferred compensation plan (“DCP II”), which is administered through a trust by a third-party trustee. The administrator of the DCP II is the Compensation Committee of the Company’s Board of Directors (“DCP II Administrator”).
      The IPA is deposited in the trust in four equal installments, generally on a quarterly basis, in the form of cash. The Compensation Committee of the Board of Directors designed the DCP II to require the trustee to use the cash to purchase shares of the Company’s common stock in the open market. During the years ended December 31, 2006, 2005, and 2004, 0.3 million shares, 0.3 million shares, and 0.5 million shares, respectively, were purchased in the DCP II.
      All amounts deposited and then credited to a participant’s account in the trust, based on the amount of the IPA received by such participant, are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the DCP II are immediately vested and generally non-forfeitable once deposited by the Company into the trust. A participant’s account shall generally become distributable only after his or her termination of employment, or in the event of a change of control of the Company. Upon the participant’s termination of employment, one-third of the participant’s account will be immediately distributed in accordance with the plan, one-half of the then current remaining balance will be distributed on the first anniversary of his or her employment termination date and the remainder of the account balance will be distributed on the second anniversary of the employment termination date. Distributions are subject to the participant’s adherence to certain non-solicitation requirements. All DCP II accounts will be distributed in a single lump sum in the event of a change of control of the Company. To the extent that a participant has an employment agreement, such participant’s DCP II account will be fully distributed in the event that such participant’s employment is terminated for good reason as defined under that participant’s employment agreement. Sixty days following a distributable event, the Company and each participant may, at the discretion of the Company, and subject to the Company’s trading window during that time, redirect the participant’s account to other investment options.
      During any period of time in which a participant has an account in the DCP II, any dividends declared and paid on shares of the Company’s common stock allocated to the participant’s account shall be reinvested by the trustee as soon as practicable in shares of the Company’s common stock.
      The IPA amounts are contributed into the DCP II trust and invested in the Company’s common stock. The accounts of the DCP II are consolidated with the Company’s accounts. The common stock is classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represents the amount owed to the employees, is included in other liabilities. Changes in the value of the Company’s common stock held in the deferred compensation trust are not recognized. However, the liability is marked to market with a corresponding charge or credit to employee compensation expense. At December 31, 2006 and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 8. Employee Compensation Plans, continued
2005, common stock held in DCP II was $28.3 million and $19.5 million, respectively, and the IPA liability was $33.9 million and $22.3 million, respectively. At December 31, 2006 and 2005, the DCP II held 1.0 million shares and 0.7 million shares, respectively, of the Company’s common stock.
      The IPA expense for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
($ in millions)
IPA contributions	$8.1	$7.0	$13.4
IPA mark to market expense (benefit)	2.9	2.0	(0.4)

Total IPA expense	$11.0	$9.0	$13.0

      The Company also has an individual performance bonus (“IPB”) which was established in 2005. The IPB is distributed in cash to award recipients equally throughout the year as long as the recipient remains employed by the Company. If a recipient terminated employment during the year, any remaining cash payments under the IPB were forfeited. For the years ended December 31, 2006 and 2005, the IPB expense was $8.1 million and $6.9 million, respectively. The IPA and IPB expenses are included in employee expenses.
Note 9. Stock Option Plan
      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted to officers generally vest ratably over a three year period. Options granted to non-officer directors vest on the grant date.
      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.
      At both December 31, 2006 and 2005, there were 32.2 million shares authorized under the Option Plan. At December 31, 2006 and 2005, the number of shares available to be granted under the Option Plan was 1.6 million and 3.0 million, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 9. Stock Option Plan, continued
      Information with respect to options granted, exercised and forfeited under the Option Plan for the years ended December 31, 2006, 2005, and 2004, was as follows:

		Weighted	Weighted
		Average	Average
		Exercise	Contractual	Aggregate Intrinsic
		Price Per	Remaining	Value at
	Shares	Share	Term (Years)	December 31, 2006(1)

(in millions, except per share amounts)
Options outstanding at January 1, 2004	14.9	$20.68
Granted	8.2	$28.34
Exercised	(1.6)	$19.73
Forfeited	(1.1)	$26.07

Options outstanding at December 31, 2004	20.4	$23.55

Granted	6.8	$27.37
Exercised	(3.0)	$22.32
Forfeited	(1.9)	$27.83

Options outstanding at December 31, 2005	22.3	$24.52
Granted	1.8	$29.88
Exercised	(0.5)	$22.99
Forfeited	(0.4)	$27.67

Options outstanding at December 31, 2006	23.2	$24.92	6.27	$180.1

Exercisable at December 31, 2006	16.7	$23.70	5.60	$150.2

Exercisable and expected to be exercisable at December 31, 2006(2)	22.7	$24.85	6.24	$178.0

(1)	Represents the difference between the market value of the options at December 31, 2006, and the cost for the option holders to exercise the options.

(2)	The amount of options expected to be exercisable at December 31, 2006, is calculated based on an estimate of expected forfeitures.
     The fair value of the shares vested during the years ended December 31, 2006, 2005, and 2004, was $16.1 million, $16.2 million, and $18.7 million, respectively. The total intrinsic value of the options exercised during the years ended December 31, 2006, 2005, and 2004, was $3.6 million, $18.4 million, and $12.2 million, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 9. Stock Option Plan, continued
      The following table summarizes information about stock options outstanding at December 31, 2006:

	Outstanding
				Exercisable
		Weighted
		Average	Weighted		Weighted
	Total	Remaining	Average	Total	Average
Range of	Number	Contractual Life	Exercise	Number	Exercise
Exercise Prices	Outstanding	(Years)	Price	Exercisable	Price

(in millions, except per share amounts and years)
$16.81 — $17.88	2.4	3.28	$16.97	2.4	$16.97
$19.00 — $21.38	1.8	1.04	$21.30	1.8	$21.30
$21.52	3.3	5.95	$21.52	3.3	$21.52
$21.59 — $24.98	2.6	5.49	$22.43	2.4	$22.23
$25.50 — $27.38	1.8	7.35	$26.49	1.4	$26.47
$27.51	5.2	8.59	$27.51	1.7	$27.51
$28.98	4.3	7.19	$28.98	3.2	$28.98
$29.23 — $30.52	1.8	7.18	$29.88	0.5	$29.77

	23.2	6.27	$24.92	16.7	$23.70

     Notes Receivable from the Sale of Common Stock
      As a business development company under the 1940 Act, the Company is entitled to provide and has provided loans to the Company’s officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, the Company is prohibited from making new loans to its executive officers. The outstanding loans are full recourse, have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders’ equity. At December 31, 2006 and 2005, the Company had outstanding loans to officers of $2.9 million and $3.9 million, respectively. Officers with outstanding loans repaid principal of $1.0 million, $1.6 million, and $13.2 million, for the years ended December 31, 2006, 2005, and 2004, respectively. The Company recognized interest income from these loans of $0.2 million, $0.2 million, and $0.5 million, respectively, during these same periods. This interest income is included in interest and dividends for companies less than 5% owned.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes
      For the years ended December 31, 2006, 2005, and 2004, the Company’s Board of Directors declared the following distributions:

	2006		2005		2004

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in millions, except per share amounts)
First quarter	$82.5	$0.59	$76.1	$0.57	$73.3	$0.57
Second quarter	84.1	0.60	76.2	0.57	73.5	0.57
Third quarter	88.8	0.61	78.8	0.58	74.0	0.57
Fourth quarter	92.0	0.62	79.3	0.58	75.8	0.57
Extra dividend	7.5	0.05	4.1	0.03	2.7	0.02

Total distributions to common shareholders	$354.9	$2.47	$314.5	$2.33	$299.3	$2.30

      For income tax purposes, distributions for 2006, 2005, and 2004, were composed of the following:

	2006		2005		2004

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in millions, except per share amounts)
Ordinary income	$177.4	$1.23	$157.3	$1.17	$145.3	$1.12
Long-term capital gains	177.5	1.24	157.2	1.16	154.0	1.18

Total distributions to common shareholders(1)	$354.9	$2.47	$314.5	$2.33	$299.3	$2.30

(1)	For the years ended December 31, 2006, 2005 and 2004, ordinary income included dividend income of approximately $0.04 per share, $0.03 per share, and $0.04 per share, respectively, that qualified to be taxed at the 15% maximum capital gains rate.

(2)	For certain eligible corporate shareholders, the dividend received deduction for 2006, 2005, and 2004, was $0.042 per share, $0.034 per share, and $0.038 per share, respectively.
     The Company’s Board of Directors also declared a dividend of $0.63 per common share for the first quarter of 2007.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
      The following table summarizes the differences between financial statement net increase in net assets resulting from operations and taxable income available for distribution to shareholders for the years ended December 31, 2006, 2005, and 2004:

	2006	2005	2004

($ in millions)	(ESTIMATED)(1)
Financial statement net increase in net assets resulting from operations	$245.1	$872.8	$249.5
Adjustments:
Net change in unrealized appreciation or depreciation	477.4	(462.1)	68.7
Amortization of discounts and fees	(0.3)	4.7	(5.4)
Interest- and dividend-related items	7.3	5.5	6.3
Employee compensation-related items	18.1	3.0	7.7
Nondeductible excise tax	15.1	6.2	1.0
Realized gains recognized (deferred) through installment treatment(2)	(181.1)	(5.9)	(33.7)
Other realized gain or loss related items	11.5	18.6	5.5
Net income (loss) from partnerships and limited liability companies(3)	(1.9)	18.0	8.6
Net loss from consolidated SBIC subsidiary	—	(8.4)	15.2
Net (income) loss from consolidated taxable subsidiary, net of tax	3.9	(5.0)	(1.0)
Other	0.4	(2.4)	0.8

Taxable income	$595.5	$445.0	$323.2

(1)	The Company’s taxable income for 2006 is an estimate and will not be finally determined until the Company files its 2006 tax return in September 2007. Therefore, the final taxable income may be different than this estimate.

(2)	2006 includes the deferral of long-term capital gains through installment treatment related to the Company’s sale of its control equity investment in Advantage and certain other portfolio companies.

(3)	Includes taxable income passed through to the Company from BLX in excess of interest and related portfolio income from BLX included in the financial statements totaling $3.7 million, $15.4 million, and $10.0 million for the years ended December 31, 2006, 2005 and 2004, respectively. See Note 3 for additional related disclosure.
     Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
      The Company must distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. The Company has distributed and currently intends to distribute or retain through a deemed distribution sufficient dividends to eliminate taxable income. Dividends declared and paid by the Company in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income carried over into and distributed in the current year. For income tax purposes, distributions for 2006, 2005, and 2004, were made from taxable income as follows:

	2006	2005	2004

($ in millions)	(ESTIMATED)(1)
Taxable income	$595.5	$445.0	$323.2
Taxable income earned in current year and carried forward for distribution in next year(2)	(397.1)	(156.5)	(26.0)
Taxable income earned in prior year and carried forward and distributed in current year	156.5	26.0	2.1

Total distributions to common shareholders	$354.9	$314.5	$299.3

(1)	The Company’s taxable income for 2006 is an estimate and will not be finally determined until the Company files its 2006 tax return in September 2007. Therefore, the final taxable income and the taxable income earned in 2006 and carried forward for distribution in 2007 may be different than this estimate.

(2)	Estimated taxable income for 2006 includes undistributed income of $397.1 million that is being carried over for distribution in 2007, which represents approximately $120.6 million of ordinary income and approximately $276.5 million of net long-term capital gains.
     The Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions for the year. The Company’s 2006 (estimated), 2005, and 2004, annual taxable income were in excess of its dividend distributions from such taxable income in 2006, 2005, and 2004, and accordingly, the Company accrued an excise tax of $15.4 million, $6.2 million, and $1.0 million, respectively, on the excess taxable income carried forward. In 2006, the Company reversed $0.3 million of excise tax which was over accrued in 2005, resulting in excise tax expense of $15.1 million for the year ended December 31, 2006.
      In addition to excess taxable income carried forward, the Company currently estimates that it has cumulative deferred taxable income related to installment sale gains of approximately $220.7 million as of December 31, 2006, which is composed of cumulative deferred taxable income of $39.6 million as of December 31, 2005, and approximately $181.1 million for the year ended December 31, 2006. These gains have been recognized for financial reporting purposes in the respective years they were realized, but are generally deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. The realized gains deferred through installment treatment for 2006 are estimates and will not be finally determined until the Company files its 2006 tax return in September 2007.
      The Company’s undistributed book earnings of $502.2 million as of December 31, 2006, resulted from undistributed ordinary income and long-term capital gains. The difference between undistributed book earnings at the end of the year and taxable income carried over from the current year into the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
next year relates to a variety of timing and permanent differences in the recognition of income and expenses for book and tax purposes as discussed above.
      At December 31, 2006 and 2005, the aggregate gross unrealized appreciation of the Company’s investments above cost for federal income tax purposes was $613.1 million (estimated) and $789.1 million, respectively. At December 31, 2006 and 2005, the aggregate gross unrealized depreciation of the Company’s investments below cost for federal income tax purposes was $418.8 million (estimated) and $308.8 million, respectively. The aggregate net unrealized appreciation of the Company’s investments over cost for federal income tax purposes was $194.3 million (estimated) and $480.3 million at December 31, 2006 and 2005, respectively. At December 31, 2006 and 2005, the aggregate cost of securities, for federal income tax purposes was $4.3 billion (estimated) and $3.1 billion, respectively.
      The Company’s consolidated subsidiary, AC Corp, is subject to federal and state income taxes. For the years ended December 31, 2006, 2005, and 2004, AC Corp’s income tax expense (benefit) was $(0.1) million, $5.3 million, and $1.0 million, respectively. For the years ended December 31, 2005, and 2004, paid in capital was increased for the tax benefit of amounts deducted for tax purposes but not for financial reporting purposes primarily related to stock-based compensation by $3.7 million and $3.8 million, respectively.
      The net deferred tax asset at December 31, 2006, was $6.9 million, consisting of deferred tax assets of $13.7 million and deferred tax liabilities of $6.8 million. The net deferred tax asset at December 31, 2005, was $4.1 million, consisting of deferred tax assets of $8.9 million and deferred tax liabilities of $4.8 million. At December 31, 2006, the deferred tax assets primarily related to compensation-related items and the deferred tax liabilities primarily related to depreciation. Management believes that the realization of the net deferred tax asset is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, the Company did not record a valuation allowance at December 31, 2006, 2005, or 2004.
Note 11. Cash
      The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.
      At December 31, 2006 and 2005, cash consisted of the following:

	2006	2005
($ in millions)
Cash	$2.3	$33.4
Less escrows held	(0.6)	(2.0)

Total cash	$1.7	$31.4

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 12. Supplemental Disclosure of Cash Flow Information
      The Company paid interest of $90.6 million, $75.2 million, and $74.6 million, respectively, for the years ended December 31, 2006, 2005, and 2004.
      Principal collections related to investment repayments or sales include the collection of discounts previously amortized into interest income and added to the cost basis of a loan or debt security totaling $0.2 million, $8.4 million, and $11.4 million, for the years ended December 31, 2006, 2005, and 2004, respectively.
      Non-cash operating activities for the year ended December 31, 2006, included the following:

•	a note received as consideration from the sale of the Company’s equity investment in Advantage of $150.0 million;

•	a note received as consideration from the sale of the Company’s equity investment in STS Operating, Inc. of $30.0 million;

•	the exchange of existing debt securities and accrued interest of S.B. Restaurant Company with a cost basis of $29.2 million for new debt securities;

•	the exchange of existing debt securities, preferred stock and common stock of Border Foods, Inc. with a cost basis of $16.6 million for new preferred and common equity securities; and

•	the exchange of existing preferred stock and common stock of Redox Brands, Inc. with a cost basis of $10.2 million for common stock in CR Brands, Inc.
      Non-cash operating activities for the year ended December 31, 2005, included the following:

•	the exchange of existing subordinated debt securities and accrued interest of BLX with a cost basis of $44.8 million for additional Class B equity interests (see Note 3);

•	the exchange of debt securities and accrued interest of Coverall North America, Inc. with a cost basis of $24.2 million for new debt securities and warrants with a total cost basis of $26.8 million;

•	the exchange of debt securities of Garden Ridge Corporation with a cost basis of $25.0 million for a new loan with a cost basis of $22.5 million; and

•	the contribution to capital of existing debt securities of GAC Investments, Inc. (“GAC”) with a cost basis of $11.0 million, resulting in a decrease in the Company’s debt cost basis and an increase in the Company’s common stock cost basis in GAC. During the third quarter of 2005, GAC changed its name to Triview Investments, Inc.
      Non-cash operating activities for the year ended December 31, 2004, included the following:

•	notes or other securities received as consideration from the sale of investments of $56.6 million. Notes received included a note received for $47.5 million in conjunction with the sale of the Company’s investment in Hillman. During the second quarter of 2004, the Company sold a $5.0 million participation in its subordinated debt in Hillman to a third party, which reduced its investment, and no gain or loss resulted from the transaction;

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 12. Supplemental Disclosure of Cash Flow Information, continued

•	an exchange of $93.7 million of subordinated debt in certain predecessor companies of Advantage Sales & Marketing, Inc. for new subordinated debt in Advantage;

•	an exchange of existing debt securities with a cost basis of $46.4 million for new debt and common stock in Startec Global Communications Corporation;

•	an exchange of existing debt securities with a cost basis of $13.1 million for new debt of $11.3 million with the remaining cost basis attributed to equity in Fairchild Industrial Products Company;

•	an exchange of existing loans with a cost basis of $11.1 million for a new loan and equity in Gordian Group, Inc.;

•	the repayment in kind of $12.7 million of existing debt in American Healthcare Services, Inc. with $10.0 million of debt in MedBridge Healthcare, LLC and $2.7 million of debt and equity from other companies;

•	an exchange of existing subordinated debt with a cost basis of $7.3 million for equity interests in an affiliate of Impact Innovations Group, LLC;

•	GAC acquired certain assets of Galaxy out of bankruptcy during the third quarter of 2004. The Company exchanged its $50.7 million outstanding debt in Galaxy for debt and equity in GAC to facilitate the asset acquisition; and

•	$25.5 million of CMBS bonds and LLC interests received from the securitization of commercial mortgage loans.
      Non-cash financing activities included the issuance of common stock in lieu of cash distributions totaling $15.0 million, $9.3 million, and $5.8 million, for the years ended December 31, 2006, 2005, and 2004, respectively. In addition, the non-cash financing activities included the issuance of $7.2 million of the Company’s common stock as consideration for an additional investment in Mercury Air Centers, Inc. for the year ended December 31, 2005, and the issuance of $3.2 million of the Company’s common stock as consideration for an investment in Legacy Partners Group, LLC for the year ended December 31, 2004.
Note 13. Hedging Activities
      At December 31, 2005, the Company had invested in commercial mortgage loans that were purchased at prices that were based in part on comparable Treasury rates and the Company had entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of these commercial mortgage loans. These transactions, referred to as short sales, involved the Company receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. Borrowed Treasury securities and the related obligations to replenish

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 13. Hedging Activities, continued
the borrowed Treasury securities at value, including accrued interest payable on the obligations, as of December 31, 2005, consisted of the following:

($ in millions)
Description of Issue	2005

5-year Treasury securities, due April 2010	$17.7
      During the fourth quarter of 2006, the Company sold commercial mortgage loans with a total outstanding principal balance of $21.1 million and realized a gain of $0.7 million. As these loans were purchased at prices that were based in part on comparable Treasury rates, the Company had a related hedge in place to protect against movements in Treasury rates. Upon the loan sale, the Company settled the related hedge, which resulted in a realized gain of $0.5 million, which was included in the realized gain on the sale of $0.7 million. At December 31, 2006, the Company did not have any similar hedges in place.
Note 14. Financial Highlights

	At and for the Years
	Ended December 31,

	2006	2005	2004

Per Common Share Data
Net asset value, beginning of year	$19.17	$14.87	$14.94

Net investment income(1)	1.30	1.00	1.52
Net realized gains(1)(2)	3.66	1.99	0.88

Net investment income plus net realized gains(1)	4.96	2.99	2.40
Net change in unrealized appreciation or depreciation(1)(2)	(3.28)	3.37	(0.52)

Net increase in net assets resulting from operations (1)	1.68	6.36	1.88

Net decrease in net assets from shareholder distributions	(2.47)	(2.33)	(2.30)
Net increase in net assets from capital share transactions(1)	0.74	0.27	0.35

Net asset value, end of year	$19.12	$19.17	$14.87

Market value, end of year	$32.68	$29.37	$25.84
Total return(3)	20.6%	23.5%	1.1%
Ratios and Supplemental Data
($ and shares in millions, except per share amounts)
Ending net assets	$2,841.2	$2,620.5	$1,979.8
Common shares outstanding at end of year	148.6	136.7	133.1
Diluted weighted average common shares outstanding	145.6	137.3	132.5

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 14. Financial Highlights, continued

	At and for the Years
	Ended December 31,

	2006	2005	2004

Employee, employee stock option and administrative expenses/average net assets	5.38%	6.56%	4.65%
Total operating expenses/average net assets	9.05%	9.99%	8.53%
Net investment income/average net assets	6.90%	6.08%	10.45%
Net increase in net assets resulting from operations/average net assets	8.94%	38.68%	12.97%
Portfolio turnover rate	27.05%	47.72%	32.97%
Average debt outstanding	$1,491.0	$1,087.1	$985.6
Average debt per share(1)	$10.24	$7.92	$7.44

(1)	Based on diluted weighted average number of common shares outstanding for the year.

(2)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from year to year.

(3)	Total return assumes the reinvestment of all dividends paid for the periods presented.
Note 15. Selected Quarterly Data (Unaudited)

	2006

($ in millions, except per share amounts)	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$111.0	$110.5	$113.4	$117.7
Net investment income	$41.3	$50.2	$48.7	$49.1
Net increase in net assets resulting from operations	$99.6	$33.7	$77.9	$33.9
Basic earnings per common share	$0.72	$0.24	$0.54	$0.23
Diluted earnings per common share	$0.70	$0.24	$0.53	$0.23

	2005

	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$94.9	$86.2	$94.9	$98.2
Net investment income	$38.8	$15.3	$46.1	$37.1
Net increase in net assets resulting from operations	$119.6	$311.9	$113.2	$328.1
Basic earnings per common share	$0.90	$2.33	$0.84	$2.40
Diluted earnings per common share	$0.88	$2.29	$0.82	$2.36
Note 16. Litigation
      On June 23, 2004, the Company was notified by the SEC that the SEC is conducting an informal investigation of the Company. On December 22, 2004, the Company received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding the Company and Business Loan Express, LLC in connection with a criminal investigation. Based on the information available to the Company at this time, the inquiries appear to primarily pertain to matters related to portfolio valuation and the Company’s portfolio company, Business Loan Express, LLC. To date, the Company has produced materials in response to requests

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 16. Litigation, continued
from both the SEC and the U.S. Attorney’s office, and a director and certain current and former employees have provided testimony and have been interviewed by the staff of the SEC and, in some cases, the U.S. Attorney’s Office. The Company is voluntarily cooperating with these investigations.
      In late December 2006, the Company received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by the Company or its agents. The Board established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, the Company became aware that an agent of the Company obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital during a period of time in 2005. Also, while the Company was gathering documents responsive to the subpoena, allegations were made that the Company’s management had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. The Company’s management has stated that these allegations are not true. The Company is cooperating fully with the inquiry by the United States Attorney’s office.
      On February 13, 2007, Rena Nadoff filed a shareholder derivative action in the Superior Court of the District of Columbia, captioned Rena Nadoff v. Walton, et al., CA 001060-07, seeking unspecified compensatory and other damages, as well as equitable relief on behalf of Allied Capital Corporation. Ms. Nadoff’s complaint names as defendants the members of Allied Capital’s Board of Directors; Allied Capital is a nominal defendant for purposes of the derivative action. The complaint alleges breach of fiduciary duty by the Board of Directors arising from internal controls failures and mismanagement of Business Loan Express, LLC, an Allied Capital portfolio company. The Company believes the lawsuit is without merit, and intends to defend the lawsuit vigorously.
      On February 26, 2007, Dana Ross filed a class action complaint in the U.S. District Court for the District of Columbia in which she alleges that Allied Capital Corporation and certain members of management violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. The complaint is captioned Dana Ross v. Walton, et al., CV 00402. Dana Ross claims that, between March 1, 2006, and January 10, 2007, Allied Capital either failed to disclose or misrepresented information concerning the loan origination practices of Business Loan Express, LLC, an Allied Capital portfolio company. Dana Ross seeks unspecified compensatory and other damages, as well as other relief. The Company believes the lawsuit is without merit, and intends to defend the lawsuit vigorously.
      In addition, the Company is party to certain lawsuits in the normal course of business.
      While the outcome of any of the legal proceedings described above cannot at this time be predicted with certainty, the Company does not expect these matters will materially affect its financial condition or results of operations.

Report of Independent Registered Public Accounting Firm
The Board of Directors
Allied Capital Corporation:
      Under date of February 28, 2007, we reported on the consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2006 and 2005, including the consolidated statements of investments as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 14), for each of the years in the three-year period ended December 31, 2006, which are included in the registration statement on Form N-2. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedule as of and for the year ended December 31, 2006. This financial statement schedule is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement schedule based on our audit.
      In our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects the information set forth therein.
Washington, D.C.
February 28, 2007

Schedule 12-14
ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2005	Gross	Gross	December 31, 2006
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Companies More Than 25% Owned

Acme Paging, L.P.	Senior Loan(5)	$(176)		$—	$3,750	$(3,750)	$—
(Telecommunications)	Subordinated Debt (5)	(3)		—	881	(881)	—
	Common Stock			—	27	(27)	—

Advantage Sales &	Subordinated Debt	1,712		59,787	213	(60,000)	—
Marketing, Inc.(7)	Subordinated Debt	5,555		124,000	374	(124,374)	—
(Business Services)	Common Stock			476,578	—	(476,578)	—

Alaris Consulting, LLC	Senior Loan(5)	(63)		—	—	—	—
(Business Services)	Equity Interests			—	—	—	—

American Healthcare	Senior Loan(5)		$1	4,097	502	(4,599)	—
Services, Inc. and Affiliates
(Healthcare Services)

Avborne, Inc.	Preferred Stock			892	73	(47)	918
(Business Services)	Common Stock			—	—	—	—

Avborne Heavy Maintenance, Inc.	Preferred Stock			—	—	—	—
(Business Services)	Common Stock			—	—	—	—

Border Foods, Inc.	Preferred Stock			—	—	—	—
(Consumer Products)	Common Stock			—	—	—	—

Business Loan Express, LLC	Subordinated Debt	38		10,000	15,000	(25,000)	—
(Financial Services)	Class A Equity
	Interests(5)	11,889		60,693	5,929	—	66,622
	Class B Equity Interests			146,910	—	(67,771)	79,139
	Class C Equity Interests			139,521	—	(74,545)	64,976

Calder Capital Partners, LLC	Senior Loan(5)			—	975	—	975
(Financial Services)	Equity Interests			—	2,076	—	2,076

Callidus Capital Corporation	Senior Loan	441		600	8,705	(9,305)	—
(Financial Services)	Subordinated Debt	972		4,832	930	—	5,762
	Common Stock			7,968	14,582	—	22,550

Coverall North America, Inc.	Unitranche Debt	1,926		—	36,333	—	36,333
(Business Services)	Subordinated Debt	395		—	5,972	—	5,972
	Common Stock			—	19,729	(110)	19,619
	Warrants			—	—	—	—

CR Brands, Inc.	Senior Loan	1,109		—	37,219	(37,219)	—
(Consumer Products)	Subordinated Debt	5,700		—	39,401	—	39,401
	Common Stock			—	33,321	(7,583)	25,738

Diversified Group	Preferred Stock	87		728	—	(728)	—
Administrators, Inc.	Preferred Stock			841	—	(841)	—
(Business Services)	Common Stock	68		502	—	(502)	—

Financial Pacific Company	Subordinated Debt	12,415		69,904	1,458	—	71,362
(Financial Services)	Preferred Stock			13,116	2,826	—	15,942
	Common Stock			44,180	21,006	—	65,186

ForeSite Towers, LLC	Equity Interests	329		9,750	2,540	—	12,290
(Tower Leasing)

Global Communications, LLC	Senior Loan(5)			15,957	—	—	15,957
(Business Services)	Subordinated Debt (5)			11,198	138	(99)	11,237
	Preferred Equity
	Interest			4,303	—	(4,303)	—
	Options			—	—	—	—

Gordian Group, Inc.	Senior Loan(5)	(18)		4,161	392	(4,553)	—
(Business Services)	Common Stock			—	220	(220)	—

Healthy Pet Corp.	Senior Loan	1,746		4,086	24,252	(1,300)	27,038
(Consumer Services)	Subordinated Debt	6,549		38,535	5,230	(186)	43,579
	Common Stock			25,766	4,500	(1,345)	28,921

HMT, Inc.	Preferred Stock			2,637	—	—	2,637
(Energy Services)	Common Stock			5,343	3,321	—	8,664
	Warrants			2,057	1,279	—	3,336

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2005	Gross	Gross	December 31, 2006
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Huddle House, Inc.	Senior Loan	$59		$—	$19,950	$—	$19,950
(Retail)	Subordinated Debt	296		—	58,196	—	58,196
	Common Stock			—	41,662	—	41,662

Impact Innovations Group, LLC	Equity Interests in
(Business Services)	Affiliate			742	131	—	873

Insight Pharmaceuticals	Subordinated Debt	9,724		58,298	1,552	—	59,850
Corporation	Preferred Stock			26,791	—	(18,946)	7,845
(Consumer Products)	Common Stock			236	—	(236)	—

Jakel, Inc.	Subordinated Debt (5)			—	6,655	—	6,655
(Industrial Products)	Preferred Stock			—	—	—	—
	Common Stock			—	—	—	—

Legacy Partners Group, LLC	Senior Loan (5)			5,029	—	(186)	4,843
(Financial Services)	Subordinated Debt (5)			—	—	—	—
	Equity Interests			—	18	(18)	—

Litterer Beteiligungs-GmbH	Subordinated Debt	43		621	71	—	692
(Business Services)	Equity Interest			2,226	—	(1,027)	1,199

Mercury Air Centers, Inc.	Senior Loan	1,231		31,720	4,000	(35,720)	—
(Business Services)	Subordinated Debt	8,076		46,519	5,698	(3,000)	49,217
	Common Stock			88,898	106,121	—	195,019

MVL Group, Inc.	Senior Loan	3,605		27,218	1,000	(973)	27,245
(Business Services)	Subordinated Debt	5,052		32,417	3,061	—	35,478
	Common Stock			3,211	—	(3,211)	—

Penn Detroit Diesel Allison, LLC	Subordinated Debt	2,473		—	37,994	—	37,994
(Business Services)	Equity Interests			—	25,949	—	25,949

Pennsylvania Avenue
Investors, L.P.	Equity Interests			1,864	1,193	(3,057)	—
(Private Equity Fund)

Powell Plant Farms, Inc.	Senior Loan(5)	2,394		23,792	10,625	(8,225)	26,192
(Consumer Products)	Subordinated Debt (5)			7,364	—	(6,402)	962
	Preferred Stock			—	—	—	—
	Warrants			—	—	—	—

Redox Brands, Inc.	Preferred Stock	363		12,097	1,708	(13,805)	—
(Consumer Products)	Warrants			500	84	(584)	—

Service Champ, Inc.	Subordinated Debt	4,339		26,906	713	—	27,619
(Business Services)	Common Stock			13,319	3,467	—	16,786

Staffing Partners Holding	Subordinated Debt (5)		$355	6,343	—	(5,857)	486
Company, Inc.	Preferred Stock			1,812	3,156	(4,968)	—
(Business Services)	Common Stock			—	60	(60)	—
	Warrants			—	—	—	—

Startec Global Communications
Corporation	Senior Loan	2,165		21,685	3,540	(9,260)	15,965
(Telecommunications)	Common Stock			—	11,232	—	11,232

STS Operating, Inc.	Subordinated Debt	328		6,593	123	(6,716)	—
(Industrial Products)	Common Stock			64,963	—	(64,963)	—
	Options			560	—	(560)	—

Sweet Traditions, LLC	Senior Loan	1,755		—	36,150	(978)	35,172
(Consumer Products)	Equity Interests			—	450	—	450

Triview Investments, Inc.	Senior Loan	1,302		7,449	7,298	—	14,747
(Broadcasting & Cable/	Subordinated Debt	8,692		30,845	25,163	—	56,008
Consumer Products/	Subordinated Debt (5)			19,520	742	(15,920)	4,342
Business Services)	Common Stock	68		29,171	11,516	(9,365)	31,322

Total companies more than 25% owned		$102,636		$1,887,651			$1,490,180

Companies 5% to 25% Owned

Advantage Sales &	Subordinated Debt	$14,050		$—	$151,648	$—	$151,648
Marketing, Inc.(7)	Equity Interests			—	15,272	(4,272)	11,000
(Business Services)

Air Medical Group Holdings LLC	Senior Loan	3,298		—	8,097	(6,334)	1,763
(Healthcare Services)	Subordinated Debt	2,145		42,267	35,488	(42,627)	35,128
	Equity Interests	1,694		4,025	3,393	(1,468)	5,950

Alpine ESP Holdings, Inc.	Preferred Stock			—	622	(20)	602
(Business Services)	Common Stock			—	14	(14)	—

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2005	Gross	Gross	December 31, 2006
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Amerex Group, LLC	Subordinated Debt	$669		$—	$8,400	$—	$8,400
(Consumer Products)	Equity Interests			—	13,860	(37)	13,823

Aspen Pet Products, Inc.	Subordinated Debt	1,130		19,959	399	(20,358)	—
(Consumer Products)	Preferred Stock	29		1,638	516	(2,154)	—
	Common Stock			17	123	(140)	—
	Warrants			—	—	—	—

BB&T Capital
Partners/Windsor
Mezzanine Fund, LLC	Equity Interests			—	5,867	(313)	5,554
(Private Equity Fund)

Becker Underwood, Inc.	Subordinated Debt	3,545		23,543	620	—	24,163
(Industrial Products)	Common Stock			2,200	1,500	—	3,700

BI Incorporated	Senior Loan	125		—	15,000	(15,000)	—
(Business Services)	Subordinated Debt	3,484		—	30,135	—	30,135
	Common Stock			—	4,100	—	4,100

CitiPostal, Inc. and Affiliates	Senior Loan	1,061		—	20,689	(120)	20,569
(Business Services)	Common Stock			—	4,700	—	4,700

Creative Group, Inc.	Subordinated Debt	583		—	13,656	—	13,656
(Business Services)	Warrants			—	1,387	—	1,387

Drew Foam Companies, Inc.	Preferred Stock			—	722	—	722
(Business Services)	Common Stock			—	7	—	7

The Debt Exchange Inc.	Preferred Stock			3,219	—	(3,219)	—
(Business Services)

MedBridge Healthcare, LLC	Senior Loan(5)			7,093	71	—	7,164
(Healthcare Services)	Subordinated Debt (5)			534	1,279	—	1,813
	Convertible
	Subordinated Debt (5)			—	—	—	—
	Equity Interests			—	501	(501)	—

Multi-Ad Services, Inc.	Unitranche Debt	348		—	19,879	—	19,879
(Business Services)	Equity Interests			—	2,000	—	2,000

Nexcel Synthetics, LLC	Subordinated Debt	1,604		10,588	390	—	10,978
(Consumer Products)	Equity Interests			1,367	119	—	1,486

PresAir LLC	Senior Loan(5)		$261	—	5,492	(3,286)	2,206
(Industrial Products)	Unitranche Debt (5)			5,820	328	(6,148)	—
	Equity Interests			318	5	(323)	—

Progressive International
Corporation	Subordinated Debt	1,223		7,376	157	—	7,533
(Consumer Products)	Preferred Stock			884	140	—	1,024
	Common Stock			13	2,287	—	2,300
	Warrants			—	—	—	—

Regency Healthcare Group, LLC	Senior Loan	72		—	1,232	—	1,232
(Healthcare Services)	Unitranche Debt	1,152		—	19,908	—	19,908
	Equity Interests			—	1,616	—	1,616

SGT India Private Limited	Common Stock			—	3,944	(598)	3,346
(Business Services)

Soteria Imaging Services, LLC	Subordinated Debt	2,013		13,447	4,122	—	17,569
(Healthcare Services)	Equity Interests			2,308	233	—	2,541

Universal Environmental
Services, LLC	Unitranche Debt	1,529		10,862	101	(752)	10,211
(Business Services)	Equity Interests			1,328	13	(1,341)	—

Total companies 5% to 25% owned		$39,754		$158,806			$449,813

This schedule should be read in conjunction with the Company’s consolidated financial statements, including the consolidated statement of investments and Note 3 to the consolidated financial statements. Note 3 includes additional information regarding activities in the private finance portfolio.

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common stock and preferred stock is shown in the consolidated statement of investments as of December 31, 2006 and 2005.

(2)	Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.

(3)	Gross additions include increased in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)	Loan or debt security is on non-accrual status at December 31, 2006, and is therefore considered non-income producing. Loans or debt securities on non-accrual status at the end of the period may or may not have been on non-accrual status for the full period.

(6)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

(7)	Included in the companies more than 25% owned category while the Company held a majority equity interest. On March 29, 2006, the Company sold its majority equity interest in Advantage. The Company’s investment in Advantage after the sale transaction is included in the companies 5% to 25% owned category. See Note 3 to the consolidated financial statements for further information.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Allied Capital Corporation:
      We have reviewed the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries, including the consolidated statement of investments, as of March 31, 2007, the related consolidated statements of operations, changes in net assets and cash flows and the financial highlights (included in Note 12) for the three-month periods ended March 31, 2007 and 2006. These consolidated financial statements and financial highlights are the responsibility of the Company’s management.
      We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
      Based on our reviews, we are not aware of any material modifications that should be made to the consolidated financial statements and financial highlights referred to above for them to be in conformity with U.S. generally accepted accounting principles.
      We have previously audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Allied Capital Corporation and subsidiaries, including the consolidated statement of investments, as of December 31, 2006, and the related consolidated statements of operations, changes in net assets and cash flows (not presented herein), and the financial highlights, for the year then ended; and in our report dated February 28, 2007, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet including the consolidated statement of investments as of December 31, 2006, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.
Washington, D.C.
May 7, 2007

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

	March 31,	December 31,
	2007	2006

(in thousands, except per share amounts)	(unaudited)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2007-$1,836,724; 2006-$1,578,822)	$1,773,164	$1,490,180
Companies 5% to 25% owned (cost: 2007-$438,374; 2006-$438,560)	457,871	449,813
Companies less than 5% owned (cost: 2007-$2,159,014; 2006-$2,479,981)	2,145,284	2,437,908

Total private finance (cost: 2007-$4,434,112; 2006-$4,497,363)	4,376,319	4,377,901
Commercial real estate finance (cost: 2007-$103,384; 2006-$103,546)	122,529	118,183

Total portfolio at value (cost: 2007-$4,537,496; 2006-$4,600,909)	4,498,848	4,496,084
Investments in money market and other securities	271,170	202,210
Accrued interest and dividends receivable	67,690	64,566
Other assets	148,041	122,958
Cash	327	1,687

Total assets	$4,986,076	$4,887,505

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures (maturing within one year: 2007-$—; 2006-$—)	$1,891,516	$1,691,394
Revolving line of credit	—	207,750
Accounts payable and other liabilities	116,283	147,117

Total liabilities	2,007,799	2,046,261

Commitments and contingencies
Shareholders’ equity:
Common stock, $0.0001 par value, 200,000 shares authorized; 152,124 and 148,575 shares issued and outstanding at March 31, 2007, and December 31, 2006, respectively	15	15
Additional paid-in capital	2,595,936	2,493,335
Common stock held in deferred compensation trust	(31,371)	(28,335)
Notes receivable from sale of common stock	(2,715)	(2,850)
Net unrealized appreciation (depreciation)	(57,164)	(123,084)
Undistributed earnings	473,576	502,163

Total shareholders’ equity	2,978,277	2,841,244

Total liabilities and shareholders’ equity	$4,986,076	$4,887,505

Net asset value per common share	$19.58	$19.12

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS

	For the Three
	Months Ended
	March 31,

	2007	2006
(in thousands, except per share amounts)
	(unaudited)
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$27,157	$30,146
Companies 5% to 25% owned	11,861	5,650
Companies less than 5% owned	62,965	53,085

Total interest and dividends	101,983	88,881

Fees and other income
Companies more than 25% owned	3,989	12,087
Companies 5% to 25% owned	28	2,716
Companies less than 5% owned	1,952	7,327

Total fees and other income	5,969	22,130

Total interest and related portfolio income	107,952	111,011

Expenses:
Interest	30,288	24,485
Employee	21,928	21,428
Employee stock options	3,661	3,606
Administrative	13,224	11,334

Total operating expenses	69,101	60,853

Net investment income before income taxes	38,851	50,158
Income tax expense (benefit), including excise tax	(649)	8,858

Net investment income	39,500	41,300

Net Realized and Unrealized Gains (Losses):
Net realized gains (losses)
Companies more than 25% owned	(1,350)	433,187
Companies 5% to 25% owned	166	(343)
Companies less than 5% owned	28,850	(9)

Total net realized gains	27,666	432,835
Net change in unrealized appreciation or depreciation	65,920	(374,548)

Total net gains	93,586	58,287

Net increase in net assets resulting from operations	$133,086	$99,587

Basic earnings per common share	$0.89	$0.72

Diluted earnings per common share	$0.87	$0.70

Weighted average common shares outstanding — basic	149,503	138,759

Weighted average common shares outstanding — diluted	152,827	141,738

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Three Months
	Ended March 31,

	2007	2006
(in thousands, except per share amounts)
	(unaudited)
Operations:
Net investment income	$39,500	$41,300
Net realized gains	27,666	432,835
Net change in unrealized appreciation or depreciation	65,920	(374,548)

Net increase in net assets resulting from operations	133,086	99,587

Shareholder distributions:
Common stock dividends	(95,753)	(82,518)

Net decrease in net assets resulting from shareholder distributions	(95,753)	(82,518)

Capital share transactions:
Sale of common stock	93,784	82,970
Issuance of common stock in lieu of cash distributions	4,266	3,640
Issuance of common stock upon the exercise of stock options	1,366	3,935
Stock option expense	3,661	3,606
Net decrease in notes receivable from sale of common stock	135	130
Purchase of common stock held in deferred compensation trust	(3,089)	(2,121)
Distribution of common stock held in deferred compensation trust	53	38
Other	(476)	—

Net increase in net assets resulting from capital share transactions	99,700	92,198

Total increase in net assets	137,033	109,267
Net assets at beginning of period	2,841,244	2,620,546

Net assets at end of period	$2,978,277	$2,729,813

Net asset value per common share	$19.58	$19.50

Common shares outstanding at end of period	152,124	139,984

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Three Months Ended
	March 31,

	2007	2006
(in thousands)
	(unaudited)
Cash flows from operating activities:
Net increase in net assets resulting from operations	$133,086	$99,587
Adjustments:
Portfolio investments	(170,216)	(647,851)
Principal collections related to investment repayments or sales	235,509	340,410
Change in accrued or reinvested interest and dividends	(11,267)	2,061
Net collection (amortization) of discounts and fees	(1,844)	(277)
Redemption of (investments in) money market securities	(66,335)	(16,726)
Stock option expense	3,661	3,606
Changes in other assets and liabilities	(40,453)	2,797
Depreciation and amortization	507	433
Realized gains from the receipt of notes and other consideration from sale of investments, net of collections	(2,814)	(179,987)
Realized losses	5,515	3,651
Net change in unrealized (appreciation) or depreciation	(65,920)	374,548

Net cash provided by (used in) operating activities	19,429	(17,748)

Cash flows from financing activities:
Sale of common stock	93,784	82,970
Sale of common stock upon the exercise of stock options	1,366	3,935
Collections of notes receivable from sale of common stock	135	130
Borrowings under notes payable	200,000	—
Repayments on notes payable and debentures	—	(12,000)
Net borrowings under (repayments on) revolving line of credit	(207,750)	1,250
Purchase of common stock held in deferred compensation trust	(3,089)	(2,121)
Other financing activities	(6,325)	53
Common stock dividends and distributions paid	(98,910)	(82,976)

Net cash provided by (used in) financing activities	(20,789)	(8,759)

Net decrease in cash	(1,360)	(26,507)
Cash at beginning of period	1,687	31,363

Cash at end of period	$327	$4,856

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS

		March 31, 2007

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Companies More Than 25% Owned

Alaris Consulting, LLC	Senior Loan (16.5%, Due 12/05 – 12/07)(6)	$27,055	$26,987	$—
(Business Services)	Equity Interests		5,877	—
	Guaranty ($1,100)

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		611	873
(Business Services)	Common Stock (27,500 shares)		—	—

Avborne Heavy Maintenance, Inc.(7)	Preferred Stock (1,568 shares)		2,401	—
(Business Services)	Common Stock (2,750 shares)		—	—
	Guaranty ($2,401)

Border Foods, Inc.	Preferred Stock (100,000 shares)		12,721	—
(Consumer Products)	Common Stock (148,838 shares)		3,847	—

Business Loan Express, LLC (Financial Services)	Class A Equity Interests(25.0% — See Note 3)(6)	85,822	85,822	85,822
	Class B Equity Interests		119,436	79,139
	Class C Equity Interests		109,301	64,976
	Guaranty ($182,392 — See Note 3)
	Standby Letters of Credit ($20,000 — See Note 3)

Calder Capital Partners, LLC(5)	Senior Loan (8.0%, Due 5/09)(6)	1,326	1,326	1,326
(Financial Services)	Equity Interests		2,154	2,154

Callidus Capital Corporation	Senior Loan (12.0%, Due 12/08)	1,150	1,150	1,150
(Financial Services)	Subordinated Debt (18.0%, Due 10/08)	6,021	6,021	6,021
	Common Stock (100 shares)		2,067	24,493

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	35,054	34,896	34,896
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	6,000	5,974	5,974
	Common Stock (884,880 shares)		16,648	21,475

CR Holding, Inc.	Subordinated Debt (16.6%, Due 2/13)	39,917	39,752	39,752
(Consumer Products)	Common Stock (37,200,551 shares)		33,321	30,880

Direct Capital Corporation	Subordinated Debt (16.0%, Due 3/13)	35,750	35,574	35,574
(Financial Services)	Common Stock (2,097,234 shares)		19,250	19,250

Financial Pacific Company	Subordinated Debt (17.4%, Due 2/12 – 8/12)	71,947	71,732	71,732
(Financial Services)	Preferred Stock (10,964 shares)		10,276	16,739
	Common Stock (14,735 shares)		14,819	67,540

ForeSite Towers, LLC	Equity Interests		—	557
(Tower Leasing)

Global Communications, LLC	Senior Loan (10.7%, Due 9/02 – 11/07)(6)	15,957	15,957	15,957
(Business Services)	Subordinated Debt (17.0%, Due 12/03 – 9/05)(6)	11,339	11,336	4,930
	Preferred Equity Interest		14,067	—
	Options		1,639	—

Gordian Group, Inc.	Senior Loan (10.0%, Due 6/06 – 12/08)(6)	11,792	11,798	—
(Business Services)	Common Stock (1,000 shares)		6,942	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		March 31, 2007

Private Finance		(unaudited)
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Healthy Pet Corp.	Senior Loan (9.9%, Due 8/10)	$32,338	$32,338	$32,338
(Consumer Services)	Subordinated Debt (15.0%, Due 8/10)	43,939	43,807	43,807
	Common Stock (30,142 shares)		30,142	43,818

HMT, Inc.	Preferred Stock (554,052 shares)		2,637	2,637
(Energy Services)	Common Stock (300,000 shares)		3,000	30,173
	Warrants		1,155	11,617

Hot Stuff Foods, LLC	Senior Loan (8.8%, Due 2/11-2/12)	49,770	49,549	49,549
(Consumer Products)	Subordinated Debt (13.7%, Due 8/12 – 2/13)	60,606	60,361	57,254
	Subordinated Debt (16.0%, Due 2/13)(6)	20,841	20,749	—
	Common Stock (1,147,453 shares)		56,187	—

Huddle House, Inc.	Subordinated Debt (15.0%, Due 12/12)	58,515	58,239	58,239
(Retail)	Common Stock (415,328 shares)		41,533	43,078

Impact Innovations Group, LLC	Equity Interests in Affiliate		—	319
(Business Services)

Insight Pharmaceuticals Corporation	Subordinated Debt (15.0%, Due 9/12)	44,257	44,116	44,116
(Consumer Products)	Subordinated Debt (19.0%, Due 9/12)(6)	16,181	16,130	14,510
	Preferred Stock (25,000 shares)		25,000	—
	Common Stock (620,000 shares)		6,325	—

Jakel, Inc.	Subordinated Debt (15.5%, Due 3/08)(6)	15,692	15,692	—
(Industrial Products)	Preferred Stock (6,460 shares)		6,460	—
	Common Stock (158,061 shares)		9,347	—

Legacy Partners Group, Inc.	Senior Loan (14.0%, Due 5/09)(6)	4,843	4,843	4,843
(Financial Services)	Equity Interests		4,261	613

Litterer Beteiligungs-GmbH(4)	Subordinated Debt (8.0%, Due 3/07)	698	698	698
(Business Services)	Equity Interest		1,809	1,980

Mercury Air Centers, Inc.	Subordinated Debt (16.0%, Due 4/09 –
(Business Services)	11/12)	49,862	49,737	49,737
	Common Stock (57,970 shares)		35,053	251,709
	Standby Letters of Credit ($75)

MVL Group, Inc.	Senior Loan (12.0%, Due 6/09 – 7/09)	30,674	30,613	30,613
(Business Services)	Subordinated Debt (14.5%, Due 6/09 – 7/09)	39,449	39,092	39,092
	Common Stock (648,661 shares)		643	1,333

Penn Detroit Diesel Allison, LLC	Subordinated Debt (15.5%, Due 8/13)	38,459	38,287	38,287
(Business Services)	Equity Interests		21,128	23,965

Powell Plant Farms, Inc.	Senior Loan (15.0%, Due 12/07)(6)	38,990	30,142	30,142
(Consumer Products)	Subordinated Debt (20.0%, Due 6/03)(6)	19,291	19,223	3,837
	Preferred Stock (1,483 shares)		—	—
	Warrants		—	—

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	27,910	27,802	27,802
(Business Services)	Common Stock (63,888 shares)		13,662	16,488

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		March 31, 2007

Private Finance		(unaudited)
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Staffing Partners Holding
Company, Inc.	Subordinated Debt (13.5%, Due 1/07)(6)	$541	$541	$540
(Business Services)

Startec Global Communications
Corporation	Senior Loan (10.0%, Due 5/07 – 5/09)	13,583	13,583	13,583
(Telecommunications)	Common Stock (19,180,000 shares)		37,255	17,085

Sweet Traditions, Inc.	Senior Loan (9.0%, Due 8/11)	39,022	35,382	35,382
(Retail)	Preferred Stock (961 Shares)		950	950
	Common Stock (10,000 Shares)		50	50
	Standby Letter of Credit ($120)

Triview Investments, Inc.(8)	Senior Loan (9.6%, Due 6/07 – 12/07)	14,758	14,754	14,754
(Broadcasting & Cable/Business	Subordinated Debt (15.4%, Due 1/10 – 7/12)	63,455	63,142	63,142
Services/Consumer Products)	Subordinated Debt (8.4%, Due 11/07 – 7/08)(6)	4,850	4,850	4,850
	Common Stock (202 shares)		102,755	39,024
	Guaranty ($800)
	Standby Letter of Credit ($200)

Total companies more than 25% owned			$1,836,724	$1,773,164

Companies 5% to 25% Owned

Advantage Sales & Marketing, Inc.	Subordinated Debt (12.0%, Due 3/14)	$153,082	$152,433	$152,433
(Business Services)	Equity Interests		—	11,000

Air Medical Group Holdings LLC	Senior Loan (9.0%, Due 3/11)	2,557	2,495	2,495
(Healthcare Services)	Subordinated Debt (14.0%, Due 11/12)	35,183	35,133	35,133
	Equity Interests		3,470	6,900

Alpine ESP Holdings, Inc.	Preferred Stock (622 shares)		622	543
(Business Services)	Common Stock (13,513 shares)		14	—

Amerex Group, LLC	Subordinated Debt (12.0%, Due 1/13)	8,400	8,400	8,400
(Consumer Products)	Equity Interests		3,527	20,235

BB&T Capital Partners/Windsor
Mezzanine Fund, LLC (5)	Equity Interests		5,873	5,554
(Private Equity Fund)

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	24,399	24,321	24,321
(Industrial Products)	Common Stock(5,073 shares)		5,813	3,300

BI Incorporated	Subordinated Debt (13.5%, Due 2/14)	30,385	30,256	30,256
(Business Services)	Common Stock (40,000 shares)		4,000	6,000

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(8)	Triview Investments, Inc. holds investments in Longview Cable & Data, LLC (Broadcasting & Cable) with a cost of $67.8 million and a value of $7.8 million, Triax Holdings, LLC (Consumer Products) with a cost of $98.9 million and a value of $93.4 million, and Crescent Hotels & Resorts, LLC and affiliates (Business Services) with a cost of $18.8 million and a value of $20.6 million.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		March 31, 2007

Private Finance		(unaudited)
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

CitiPostal, Inc. and Affiliates	Senior Loan (11.1%, Due 8/13-11/14)	$20,423	$20,326	$20,326
(Business Services)	Equity Interests		4,415	5,350

Creative Group, Inc.	Subordinated Debt (12.0%, Due 9/13)	15,000	13,686	13,686
(Business Services)	Warrant		1,387	865

Drew Foam Companies, Inc.	Preferred Stock (722 shares)		722	688
(Business Services)	Common Stock (7,287 shares)		7	—

MedBridge Healthcare, LLC	Senior Loan (6.0%, Due 8/09)(6)	7,164	7,164	7,164
(Healthcare Services)	Subordinated Debt (10.0%, Due 8/14)(6)	5,184	5,184	2,408
	Convertible Subordinated Debt (2.0%, Due 8/14)(6)	2,970	984	—
	Equity Interests		1,416	—

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	19,900	19,785	19,785
(Business Services)	Equity Interests		2,000	1,777

Nexcel Synthetics, LLC	Subordinated Debt (14.5%, Due 6/09)	8,000	7,982	7,982
(Consumer Products)	Equity Interests		1,755	759

PresAir LLC	Senior Loan (7.5%, Due 12/10)(6)	5,810	5,492	2,462
(Industrial Products)	Equity Interests		1,341	—

Progressive International
Corporation	Subordinated Debt (16.0%, Due 12/09)	7,591	7,574	7,574
(Consumer Products)	Preferred Stock (500 shares)		500	1,046
	Common Stock (197 shares)		13	2,800
	Warrants		—	—

Regency Healthcare Group, LLC	Senior Loan (11.1%, Due 6/12)	1,250	1,232	1,232
(Healthcare Services)	Unitranche Debt (11.1%, Due 6/12)	20,000	19,913	19,913
	Equity Interests		1,500	1,640

SGT India Private Limited(4)	Common Stock (109,524 shares)		4,093	3,040
(Business Services)

Soteria Imaging Services, LLC	Subordinated Debt (11.6%, Due 11/10)	19,500	18,603	18,603
(Healthcare Services)	Equity Interests		2,170	2,542

Universal Environmental Services, LLC	Unitranche Debt (15.5%, Due 2/09)	10,989	10,963	9,659
(Business Services)	Equity Interests		1,810	—

Total companies 5% to 25% owned			$438,374	$457,871

Companies Less Than 5% Owned

3SI Security Systems, Inc.	Subordinated Debt (14.5%, Due 8/13)	$27,111	$26,999	$26,999
(Consumer Products)

AgData, L.P.	Unitranche Debt (10.3%, Due 7/12)	11,330	11,272	11,272
(Consumer Services)

Axium Healthcare Pharmacy, Inc.	Unitranche Debt (12.0%, Due 12/12)	9,000	8,920	8,920
(Healthcare Services)	Common Stock (26,500 shares)		2,650	1,800

Baird Capital Partners IV Limited Partnership(5) (Private Equity Fund)	Limited Partnership Interest		1,183	962

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		March 31, 2007

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Benchmark Medical, Inc.	Warrants		$18	$—
(Healthcare Services)

BenefitMall, Inc.	Unitranche Debt (13.3%, Due 8/12)	$110,030	109,665	109,665
(Business Services)	Common Stock (45,528,000 shares)(11)		45,528	46,755
	Warrants(11)		—	—
	Standby Letters of Credit ($9,981)

Breeze-Eastern Corporation(3)	Senior Loan (10.1%, Due 5/11)	9,975	9,975	9,975
(Industrial Products)

Broadcast Electronics, Inc.	Senior Loan (9.1%, Due 7/12)	4,950	4,919	4,919
(Business Services)

Callidus Debt Partners
CDO Fund I, Ltd.(4)(9)	Class C Notes (12.9%, Due 12/13)	18,800	18,946	18,988
(Senior Debt Fund)	Class D Notes (17.0%, Due 12/13)	9,400	9,473	9,494

Callidus Debt Partners
CLO Fund III, Ltd. (4)(9) (Senior Debt Fund)	Preferred Shares (23,600,000 shares, 9.9%) (10)		22,702	22,514

Callidus Debt Partners
CLO Fund IV, Ltd.(4)(9)	Income Notes (13.1%)(10)		12,795	12,795
(Senior Debt Fund)

Callidus Debt Partners
CLO Fund V, Ltd. (4)(9)	Income Notes (15.8%)(10)		14,320	14,320
(Senior Debt Fund)

Callidus MAPS CLO Fund I LLC(9)	Class E Notes (10.9%, Due 12/17)	17,000	17,000	17,145
(Senior Debt Fund)	Income Notes (13.3%)(10)		50,963	46,463

Camden Partners Strategic Fund II,
L.P.(5)	Limited Partnership Interest		997	2,215
(Private Equity Fund)

Carlisle Wide Plank Floors, Inc.	Unitranche Debt (10.5%, Due 6/11)	14,000	13,906	13,906
(Consumer Products)	Preferred Stock (400,000 Shares)		400	400

Catterton Partners V, L.P.(5)	Limited Partnership Interest		3,760	4,016
(Private Equity Fund)

Catterton Partners VI, L.P.(5)	Limited Partnership Interest		1,072	987
(Private Equity Fund)

Centre Capital Investors IV, LP(5)	Limited Partnership Interest		1,801	1,501
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	The fund is managed by Callidus Capital, a portfolio company of Allied Capital.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
(10)	Represents the effective yield earned on these preferred equity investments. The yield is included in interest income from companies less than 5% owned in the consolidated statement of operations.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		March 31, 2007

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Commercial Credit Group, Inc.	Subordinated Debt (14.8%, Due 2/11)	$10,000	$9,962	$9,962
(Financial Services)	Preferred Stock (32,500 shares)		3,900	3,900
	Warrants		—	—

Community Education Centers, Inc.	Subordinated Debt (16.0%, Due 12/10)	34,420	34,334	34,334
(Education Services)

Compass Group Diversified
Holdings LLC(3)	Senior Loan (8.4%, Due 11/11)	9,069	8,952	8,952
(Financial Services)

Component Hardware Group, Inc.	Subordinated Debt (13.5%, Due 1/13)	18,226	18,146	18,146
(Industrial Products)

Cook Inlet Alternative Risk, LLC	Unitranche Debt (10.0%, Due 4/12)	60,000	59,663	59,663
(Business Services)	Equity Interests		2,000	2,700

Cortec Group Fund IV, L.P.(5)	Limited Partnership Interest		1,712	1,226
(Private Equity)

CSAV, Inc.	Subordinated Debt (11.8%, Due 6/13)	37,500	37,500	37,500
(Business Services)

DCWV Acquisition Corporation	Senior Loan (8.8%, Due 7/12)	3,700	3,687	3,687
(Consumer Products)	Unitranche Debt (11.0%, Due 7/12)	16,575	16,485	16,485

Deluxe Entertainment Services Group, Inc.	Subordinated Debt (13.6%, Due 7/11)	30,000	30,000	30,000
(Business Services)

Distant Lands Trading Co.	Senior Loan (10.1%, Due 11/11)	5,450	5,408	5,408
(Consumer Products)	Unitranche Debt (11.0%, Due 11/11)	54,375	54,144	54,144
	Common Stock (4,000 shares)		4,000	3,194

Drilltec Patents & Technologies
Company, Inc.	Subordinated Debt (18.0%, Due 8/06)	4,119	4,119	4,119
(Energy Services)	Subordinated Debt (16.5%, Due 8/06)(6)	10,994	10,918	10,994

Driven Brands, Inc.	Senior Loan (8.9%, Due 6/11)	37,070	36,926	36,926
d/b/a Meineke and Econo Lube	Subordinated Debt (12.1%, Due 6/12 – 6/13)	83,000	82,701	82,701
(Consumer Services)	Common Stock (11,675,331 shares)(11)		29,455	19,935
	Warrants(11)		—	—

Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	17,838	17,737	17,737
(Business Services)	Convertible Subordinated Debt
	(10.0%, Due 2/16)	3,824	3,808	3,808

Dynamic India Fund IV (4)(5)	Equity Interests		3,850	3,850
(Private Equity Fund)

EarthColor, Inc.	Subordinated Debt (15.0%, Due 11/13)	107,000	106,497	106,497
(Business Services)	Common Stock (53,540 shares)(11)		53,540	51,796
	Warrants(11)		—	—

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		6,274	2,738
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		March 31, 2007

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Elexis Beta GmbH(4)	Options		$426	$50
(Industrial Products)

Farley’s & Sathers Candy Company, Inc.	Subordinated Debt (11.4%, Due 3/11)	$20,000	19,935	19,935
(Consumer Products)

Frozen Specialties, Inc.	Warrants		435	270
(Consumer Products)

Garden Ridge Corporation (Retail)	Subordinated Debt (7.0%, Due 5/12)(6)	22,500	22,500	22,500

Geotrace Technologies, Inc.	Subordinated Debt (10.0%, Due 6/09)	23,495	22,105	22,105
(Energy Services)	Warrants		2,350	2,100

Ginsey Industries, Inc.	Subordinated Debt (12.5%, Due 5/07)	2,489	2,489	2,489
(Consumer Products)

Grant Broadcasting Systems II	Subordinated Debt (5.0%, Due 6/11)	3,005	3,005	3,005
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest		8,223	6,139
(Private Equity Fund)

Havco Wood Products LLC	Senior Debt (9.9%, Due 8/11)	2,000	1,982	1,982
(Industrial Products)	Unitranche Debt (11.5%, Due 8/11)	13,600	12,707	12,707
	Equity Interests		1,055	3,000

Haven Eldercare of New England, LLC	Subordinated Debt (12.0%, Due 8/09)	2,527	2,527	2,527
(Healthcare Services)

HealthASPex Services Inc.	Senior Loan (4.0%, Due 7/08)	500	500	500
(Business Services)

The Hillman Companies, Inc.(3)	Subordinated Debt (10.0%, Due 9/11)	44,580	44,434	44,434
(Consumer Products)

The Homax Group, Inc.	Senior Loan (9.2%, Due 10/12)	12,550	12,550	12,550
(Consumer Products)	Subordinated Debt (12.0%, Due 4/14)	14,000	13,189	13,189
	Preferred Stock (89 shares)		89	80
	Common Stock (28 shares)		6	—
	Warrants		1,106	993

Ideal Snacks Corporation	Senior Loan (9.0%, Due 6/10)	5,850	5,818	5,818
(Consumer Products)

Integrity Interactive Corporation	Unitranche Debt (10.5%, Due 2/12)	29,000	28,823	28,823
(Business Services)

International Fiber Corporation	Subordinated Debt (14.0%, Due 6/12)	22,098	22,029	22,029
(Industrial Products)	Preferred Stock (25,000 shares)		2,500	2,200

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		March 31, 2007

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Kodiak Fund LP(5)	Equity Interests		$9,513	$9,460
(Private Equity Fund)

Line-X, Inc.	Senior Loan (12.0%, Due 8/11)	$2,200	2,182	2,182
(Consumer Products)	Unitranche Debt (12.0% Due 8/11)	47,884	47,692	46,224
	Standby Letter of Credit ($1,500)

MedAssets, Inc.	Preferred Stock (227,865 shares)		2,049	3,670
(Business Services)	Common Stock (50,000 shares)		—	150

MHF Logistical Solutions, Inc.	Subordinated Debt (11.5%, Due 6/12)(6)	33,600	33,448	27,518
(Business Services)	Subordinated Debt (18.0%, Due 6/13)(6)	11,211	11,154	—
	Common Stock (20,934 shares)(11)		20,942	—
	Warrants(11)		—	—

Mid-Atlantic Venture Fund IV, L.P.(5)	Limited Partnership Interest		6,975	3,037
(Private Equity Fund)

Mogas Energy, LLC	Subordinated Debt (9.5%, Due 8/08)	16,285	15,086	15,086
(Energy Services)

NetShape Technologies, Inc.	Senior Debt (8.6%, Due 2/13)	8,991	8,957	8,957
(Industrial Products)

Network Hardware Resale, Inc.	Unitranche Debt (10.5%, Due 12/11)	36,701	36,893	36,893
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	13,242	13,307	13,599

Norwesco, Inc.	Subordinated Debt (12.6%, Due 1/12 – 7/12)	82,595	82,297	82,297
(Industrial Products)	Common Stock (559,603 shares)(11)		38,313	81,086
	Warrants(11)		—	—

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		1,835	1,883
(Private Equity Fund)

Oahu Waste Services, Inc.	Stock Appreciation Rights		239	800
(Business Services)

Odyssey Investment Partners Fund III,
LP(5)	Limited Partnership Interest		2,462	2,310
(Private Equity Fund)

Passport Health
Communications, Inc.	Subordinated Debt (14.0%, Due 4/12)	10,222	10,181	10,181
(Healthcare Services)	Preferred Stock (651,381 shares)		2,000	2,255

Pendum, Inc.	Subordinated Debt (17.0%, Due 1/11)(6)	34,028	34,028	26,676
(Business Services)	Preferred Stock (82,715 shares)		—	—
	Warrants		—	—

Performant Financial Corporation	Common Stock (478,816 shares)		734	—
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		March 31, 2007

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Postle Aluminum Company, LLC	Unitranche Debt (11.0%, Due 10/12)	$62,250	$61,927	$61,927
(Industrial Products)	Equity Interests		2,500	2,600

Pro Mach, Inc.	Subordinated Debt (12.5%, Due 6/12)	14,471	14,406	14,406
(Industrial Products)	Equity Interests		1,500	2,200

Promo Works, LLC	Unitranche Debt (10.3%, Due 12/11)	31,000	30,739	30,739
(Business Services)	Guaranty ($900)

S.B. Restaurant Company	Unitranche Debt (9.8%, Due 4/11)	41,501	41,118	41,118
(Retail)	Preferred Stock (54,125 shares)		135	135
	Warrants		619	1,600
	Standby Letters of Credit ($2,611)

SBBUT, LLC	Equity Interests		—	—
(Consumer Products)

Service Center Metals, LLC	Subordinated Debt (15.5%, Due 9/11)	5,000	4,978	4,978
(Industrial Products)	Equity Interests		313	325

Soff-Cut Holdings, Inc.	Preferred Stock (300 shares)		300	300
(Industrial Products)	Common Stock (2,000 shares)		200	200

SPP Mezzanine Funding, L.P.(5)	Limited Partnership Interest		2,825	3,159
(Private Equity Fund)

SPP Mezzanine Funding II, L.P.(5)	Limited Partnership Interest		1,105	846
(Private Equity Fund)

Stag-Parkway, Inc.	Unitranche Debt (10.8%, Due 7/12)	63,000	62,724	62,724
(Business Services)

STS Operating, Inc.	Subordinated Debt (11.0%, Due 1/13)	30,386	30,256	30,256
(Industrial Products)

The Step2 Company, LLC	Unitranche Debt (10.5%, Due 4/12)	64,348	64,064	64,064
(Consumer Products)	Equity Interests		2,000	1,991

Tradesmen International, Inc.	Subordinated Debt (12.0%, Due 12/09)	9,136	8,629	8,629
(Business Services)

TransAmerican Auto Parts, LLC	Subordinated Debt (14.0%, Due 11/12)	13,011	12,960	12,960
(Consumer Products)	Equity Interests		1,198	845

Universal Air Filter Company	Unitranche Debt (11.0%, Due 11/11)	18,867	18,781	18,781
(Industrial Products)

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest		4,627	5,047
(Private Equity Fund)

Venturehouse-Cibernet Investors, LLC	Equity Interest		42	42
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest		598	901
(Private Equity Fund)

VICORP Restaurants, Inc.	Warrants		33	—
(Retail)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		March 31, 2007

Private Finance		(unaudited)
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest		$1,330	$458
(Private Equity Fund)

Wear Me Apparel Corporation	Subordinated Debt (15.0%, Due 12/10)	$39,990	39,509	39,990
(Consumer Products)	Warrants		1,219	5,120

Webster Capital II, L.P.(5)	Limited Partnership Interest		75	75
(Private Equity Fund)

Wilton Industries, Inc.	Subordinated Debt (16.0%, Due 6/08)	2,400	2,400	2,400
(Consumer Products)

Woodstream Corporation	Subordinated Debt (13.5%, Due 11/12 – 5/13)	53,293	53,174	53,174
(Consumer Products)	Common Stock (180 shares)		673	3,885
	Warrants		—	2,815

York Insurance Services Group, Inc.	Subordinated Debt (14.5%, Due 1/14)	44,471	44,274	44,274
(Business Services)	Common Stock (15,000 shares)		1,500	2,000

Other companies	Other debt investments(6)	223	223	218
	Other equity investments		8	—

Total companies less than 5% owned			$2,159,014	$2,145,284

Total private finance (144 portfolio companies)			$4,434,112	$4,376,319

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

Commercial Real Estate Finance
(in thousands, except number of loans)

			March 31, 2007

	Interest	Number of	(unaudited)
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	3	$20,443	$19,693
	7.00%–8.99%	9	24,034	24,269
	9.00%–10.99%	4	24,316	24,316
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(13)		18	$72,763	$72,248

Real Estate Owned			$15,657	$20,969

Equity Interests(2) — Companies more than 25% owned (Guarantees — $6,871)			$14,964	$29,312

Total commercial real estate finance			$103,384	$122,529

Total portfolio			$4,537,496	$4,498,848

	Yield	Cost	Value

Liquidity Portfolio(14)
American Beacon Money Market Select FD Fund	5.3%	$87,789	$87,789
Certificate of Deposit (Due June 2007)	5.5%	41,143	41,143
American Beacon Money Market Fund	5.2%	40,904	40,904
SEI Daily Income Tr Prime Obligation Fund	5.2%	35,113	35,113
Blackrock Liquidity Funds	5.2%	10	10

Total liquidity portfolio		$204,959	$204,959

Other Investments in Money Market Securities(14)
Columbia Treasury Reserves Money Market Fund	5.2%	$64,998	$64,998
Blackrock Liquidity Funds	5.2%	$1,213	$1,213

 (1)      Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(13) Commercial mortgage loans totaling $19.2 million at value were on non-accrual status and therefore were considered non-income producing.
(14) Included in investments in money market and other securities on the accompanying Consolidated Balance Sheet.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Information at and for the three months ended March 31, 2007 and 2006 is unaudited)
Note 1. Organization
      Allied Capital Corporation, a Maryland corporation, is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries that are single member limited liability companies established for specific purposes including holding real estate properties. ACC also has a subsidiary, A.C. Corporation (“AC Corp”), that generally provides diligence and structuring services, as well as transaction, management, consulting, and other services, including underwriting and arranging senior loans, to the Company and its portfolio companies.
      ACC and its subsidiaries, collectively, are referred to as the “Company.” The Company consolidates the results of its subsidiaries for financial reporting purposes.
      Pursuant to Article 6 of Regulation S-X, the financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements. Portfolio investments are held for purposes of deriving investment income and future capital gains.
      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company has primarily invested in debt and equity securities of private companies in a variety of industries.
Note 2. Summary of Significant Accounting Policies
  Basis of Presentation
      The consolidated financial statements include the accounts of ACC and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2006 balances to conform with the 2007 financial statement presentation.
      The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete consolidated financial statements. In the opinion of management, the unaudited consolidated financial results of the Company included herein contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company as of March 31, 2007, the results of operations for the three months ended March 31, 2007 and 2006, and changes in net assets and cash flows for the three months ended March 31, 2007 and 2006. The results of operations for the three months ended March 31, 2007, are not necessarily indicative of the operating results to be expected for the full year.
      The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources are included in the companies less than 5% owned category on the consolidated statement of operations.
      In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions.

Valuation of Portfolio Investments
      The Company, as a BDC, has invested in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. The Company’s investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of the Company’s debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and/or the Company’s equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.

Loans and Debt Securities
      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than the Company’s cost basis if the amount that would be repaid on the loan or debt security upon the sale of the portfolio company is greater than the Company’s cost basis.
      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if the Company has doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.
      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

Equity Securities
      The Company’s equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when the company has a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      The value of the Company’s equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that the Company has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.
     Collateralized Debt Obligations (“CDO”) and Collateralized Loan Obligations (“CLO”)
      CDO and CLO bonds and preferred shares/ income notes (“CDO/ CLO Assets”) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
shares/income notes, when available. The Company recognizes unrealized appreciation or depreciation on its CDO/ CLO Assets as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. The Company determines the fair value of its CDO/CLO Assets on an individual security-by-security basis.
      The Company recognizes interest income on the preferred shares/income notes using the effective interest method, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred share/income note from the date the estimated yield was changed. CDO and CLO bonds have stated interest rates.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation
      Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects the change in the value of U.S. Treasury bills and deposits of proceeds from sales of borrowed Treasury securities, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.

Fee Income
      Fee income includes fees for loan prepayment premiums, guarantees, commitments, and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.

Guarantees
      Guarantees meeting the characteristics described in FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (the “Interpretation”) and issued or modified after December 31, 2002, are recognized at fair value at inception. Guarantees made on behalf of portfolio companies are considered in determining the fair value of the Company’s investments. See Note 5.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued

Financing Costs
      Debt financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument using a method that approximates the effective interest method. Costs associated with the issuance of common stock, such as underwriting, accounting and legal fees, and printing costs are recorded as a reduction to the proceeds from the sale of common stock.

Dividends to Shareholders
      Dividends to shareholders are recorded on the record date.

Stock Compensation Plans
      The Company has a stock-based employee compensation plan. See Note 9. Effective January 1, 2006, the Company adopted the provisions of FASB Statement No. 123 (Revised 2004), Share-Based Payment (the “Statement”). The Statement was adopted using the modified prospective method of application, which required the Company to recognize compensation costs on a prospective basis beginning January 1, 2006. Accordingly, the Company did not restate prior year financial statements. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the remaining service period in the statement of operations beginning in 2006, using the fair value amounts determined for pro forma disclosure under Statement No. 123. With respect to options granted on or after January 1, 2006, compensation cost based on estimated grant date fair value is recognized over the related service period in the statement of operations. The stock option expense for the three months ended March 31, 2007 and 2006, was as follows:

	2007	2006
($ in millions, except per share amounts)
Employee Stock Option Expense:
Previously awarded, unvested options as of January 1, 2006	$3.2	$3.4
Options granted on or after January 1, 2006	0.5	0.2

Total employee stock option expense	$3.7	$3.6

Per basic share	$0.02	$0.03
Per diluted share	$0.02	$0.03
      The stock option expense shown in the table above was based on the underlying value of the options granted by the Company. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
following weighted average assumptions were used to calculate the fair value of options granted during the three months ended March 31, 2007, and 2006:

	2007(1)	2006

Expected term (in years)	—	5.0
Risk-free interest rate	—%	4.3%
Expected volatility	—%	29.6%
Dividend yield	—%	9.0%
Weighted average fair value per option	$—	$3.35

(1)	The Company did not grant any options during the three months ended March 31, 2007.
     The expected term of the options granted represents the period of time that such options are expected to be outstanding. To determine the expected term of the options, the Company used historical data to estimate option exercise time frames, including considering employee terminations. The risk free rate was based on the U.S. Treasury bond yield curve at the date of grant. Expected volatilities were determined based on the historical volatility of the Company’s common stock over a historical time period consistent with the expected term. The dividend yield was determined based on the Company’s historical dividend yield over a historical time period consistent with the expected term.
      To determine the stock options expense, the calculated fair value of the options granted is applied to the options granted, net of assumed future option forfeitures. The Company estimates that the employee-related stock option expense under the Statement that will be recorded in the Company’s statement of operations will be approximately $11.8 million, $4.0 million, and $0.1 million for the years ended December 31, 2007, 2008, and 2009, respectively, which includes approximately $1.9 million, $1.0 million, and $0.1 million, respectively, related to options granted since adoption of the Statement (January 1, 2006). This estimate may change if the Company’s assumptions related to future option forfeitures change. This estimate does not include any expense related to future stock option grants as the fair value of those stock options will be determined at the time of grant. The aggregate total stock option expense remaining as of March 31, 2007, is expected to be recognized over an estimated weighted-average period of 1.0 years.

Federal and State Income Taxes and Excise Tax
      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). ACC and any subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, the Company has made no provision for income taxes exclusive of excise taxes for these entities.
      If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.
      Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Per Share Information
      Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares, if any.

Use of Estimates in the Preparation of Financial Statements
      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.
      The consolidated financial statements include portfolio investments at value of $4.5 billion at both March 31, 2007, and December 31, 2006. At March 31, 2007, and December 31, 2006, 90% and 92%, respectively, of the Company’s total assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Recent Accounting Pronouncements
      In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation is effective for fiscal years beginning after December 15, 2006. The adoption of this interpretation did not have a significant effect on the Company’s consolidated financial position or its results of operations.
      In September 2006, the FASB issued Statement No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not expect the adoption of this statement

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
to have a significant effect on the Company’s consolidated financial position or its results of operations.
      In February 2007, the FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115. This statement permits an entity to choose to measure many financial instruments and certain other items at fair value. This statement applies to all reporting entities, and contains financial statement presentation and disclosure requirements for assets and liabilities reported at fair value as a consequence of the election. This statement is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not expect the adoption of this statement to have a significant effect on the Company’s consolidated financial position or its results of operations.
Note 3. Portfolio

Private Finance
      At March 31, 2007, and December 31, 2006, the private finance portfolio consisted of the following:

	2007			2006

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$406.8	$365.0	8.4%	$450.0	$405.2	8.4%
Unitranche debt(2)	783.0	780.2	11.4%	800.0	799.2	11.2%
Subordinated debt	2,036.2	1,946.1	12.5%	2,038.3	1,980.8	12.9%

Total loans and debt securities (3)	3,226.0	3,091.3	11.7%	3,288.3	3,185.2	11.9%
Equity securities	1,208.1	1,285.0		1,209.1	1,192.7

Total	$4,434.1	$4,376.3		$4,497.4	$4,377.9

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At March 31, 2007, and December 31, 2006, the cost and value of subordinated debt included the Class A equity interests in BLX and the guaranteed dividend yield on these equity interests was included in interest income. During the fourth quarter of 2006, the Class A equity interests were placed on non-accrual status. The weighted average yield is computed as of the balance sheet date.

(2)	Unitranche debt is a single debt investment that is a blend of senior and subordinated debt terms.

(3)	The total principal balance outstanding on loans and debt securities was $3,258.7 million and $3,322.3 million at March 31, 2007, and December 31, 2006, respectively. The difference between principal and cost is represented by unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $32.7 million and $34.0 million at March 31, 2007, and December 31, 2006, respectively.

     The Company’s private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. The Company’s private finance debt and equity investments are generally issued by private companies and are generally illiquid and may be subject to certain restrictions on resale.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      The Company’s private finance debt investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to the Company’s rights and priority in the portfolio company’s capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity.
      At March 31, 2007, and December 31, 2006, 89% and 86%, respectively, of the private finance loans and debt securities had a fixed rate of interest and 11% and 14%, respectively, had a floating rate of interest. Senior loans generally carry a floating rate of interest, usually set as a spread over LIBOR, and generally require payments of both principal and interest throughout the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to the Company monthly or quarterly. Unitranche debt generally carries a fixed rate of interest and may require payments of both principal and interest throughout the life of the loan. Unitranche debt generally has contractual maturities of five to six years and interest is generally paid to the Company quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest is generally paid to the Company quarterly.
      Equity securities consist primarily of securities issued by private companies and may be subject to certain restrictions on their resale and are generally illiquid. The Company may make equity investments for minority stakes in portfolio companies or may receive equity features, such as nominal cost warrants, in conjunction with its debt investments. The Company may also invest in the equity (preferred and/or voting or non-voting common) of a portfolio company where the Company’s equity ownership may represent a significant portion of the equity, but may or may not represent a controlling interest. If the Company invests in non-voting equity in a buyout investment, the Company generally has the option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. The Company may incur costs associated with making buyout investments that will be included in the cost basis of the Company’s equity investment. These include costs such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees, and other costs. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.
      Mercury Air Centers, Inc. At March 31, 2007, the Company’s investment in Mercury Air Centers, Inc. (Mercury) totaled $84.8 million at cost and $301.4 million at value, which included unrealized appreciation of $216.6 million. At December 31, 2006, the Company’s investment in Mercury totaled $84.3 million at cost and $244.2 million at value, which included unrealized appreciation of $159.9 million.
      Mercury owns and operates fixed base operations generally under long-term leases from local airport authorities, which consist of terminal and hangar complexes that service the needs of the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
general aviation community. Mercury is headquartered in Richmond Heights, OH. The Company completed the purchase of a majority ownership in Mercury in April 2004.
      Total interest and related portfolio income earned from the Company’s investment in Mercury for the three months ended March 31, 2007, and 2006, was as follows:

	For the Three
	Months Ended
	March 31,

	2007	2006
($ in millions)
Interest income	$2.0	$2.9
Fees and other income	0.1	0.2

Total interest and related portfolio income	$2.1	$3.1

      Interest income from Mercury included $0.5 million for both the three months ended March 31, 2007 and 2006, which was paid in kind. The interest paid in kind was paid to the Company through the issuance of additional debt.
      Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on the Company’s investment in Mercury of $56.7 million and $4.7 million for the three months ended March 31, 2007 and 2006, respectively.
      In April 2007, the Company signed a definitive agreement to sell its majority equity interest in Mercury. Based on the definitive agreement, Mercury is expected to sell for an enterprise value of approximately $427 million, subject to pre- and post-closing adjustments. In connection with the transaction, the Company expects to be repaid approximately $50 million of subordinated debt outstanding to Mercury at closing. The transaction is expected to close in the third quarter of 2007 upon satisfying certain closing conditions, including regulatory approvals.
      Business Loan Express, LLC. BLX originates, sells, and services primarily real estate secured loans, including real estate secured conventional small business loans, Small Business Administration’s 7(a) loans and small investment real estate loans. BLX is headquartered in New York, NY.
      The Company’s investment in BLX totaled $314.5 million at cost and $229.9 million at value, which included unrealized depreciation of $84.6 million, at March 31, 2007, and $295.3 million at cost and $210.7 million at value, which included unrealized depreciation of $84.6 million, at December 31, 2006. In the first quarter of 2007 the Company increased its investment in BLX by $19.2 million by acquiring additional Class A equity interests. In addition, in the first quarter of 2007, the chief executive officer of BLX invested $3.0 million in the form of Class A equity interests in BLX. The Company agreed to purchase these interests for cash at fair value in the event that BLX amends or otherwise restructures its existing senior credit facility or he is terminated for any reason. The purpose of these additional investments was to fund payments to the SBA discussed below and to provide additional equity to BLX.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Total interest and related portfolio income earned from the Company’s investment in BLX for the three months ended March 31, 2007 and 2006, was as follows:

	For the Three
	Months Ended
	March 31,

	2007	2006
($ in millions)
Interest income on subordinated debt and Class A equity interests	$—	$3.9
Fees and other income	1.4	2.2

Total interest and related portfolio income	$1.4	$6.1

      Interest and dividend income from BLX for the three months ended March 31, 2006, included interest income of $1.8 million which was paid in kind. The interest paid in kind was paid to the Company through the issuance of additional equity interests. In the fourth quarter of 2006, the Company placed its investment in BLX’s 25% Class A equity interests on non-accrual status. As a result, there was no interest income from the Company’s investment in BLX for the three months ended March 31, 2007.
      In consideration for providing the revolving credit facility guaranty and the standby letters of credit, the Company earned fees of $1.4 million and $1.6 million for the three months ended March 31, 2007 and 2006, respectively, which were included in fees and other income. The remaining fees and other income relate to management fees from BLX. The Company did not charge a management fee to BLX in the first quarter of 2007.
      Net change in unrealized appreciation or depreciation included no change in the unrealized depreciation on the Company’s investment in BLX for the three months ended March 31, 2007, and a net decrease in unrealized appreciation of $22.7 million for the three months ended March 31, 2006.
      BLX is a national, non-bank lender that participates in the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). The Office of the Inspector General of the SBA (OIG) and the United States Secret Service are conducting an ongoing investigation of allegedly fraudulently obtained SBA-guaranteed loans issued by BLX. Specifically, on or about January 9, 2007, BLX became aware of an indictment captioned as the United States v. Harrington, No. 2:06-CR-20662 pending in the United States District Court for the Eastern District of Michigan. The indictment alleges that a former BLX employee in the Detroit office engaged in the fraudulent origination of loans guaranteed, in substantial part, by the SBA. The Company understands that BLX is working cooperatively with the U.S. Attorney’s Office and the investigating agencies with respect to this matter. The OIG and the U.S. Department of Justice are also conducting a civil investigation of BLX’s lending practices in various jurisdictions. These investigations are ongoing. As an SBA lender, BLX is also subject to other SBA and OIG audits, investigations, and reviews. These investigations, audits and reviews, changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program, or changes in government funding for this program could have a material adverse impact on BLX and, as a result, could negatively affect the Company’s financial results. The Company has considered these matters in performing the valuation of BLX at March 31, 2007. The Company is monitoring the situation and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
has retained a third party to work with BLX to conduct a review of BLX’s current internal control systems, with a focus on preventing fraud and further strengthening BLX’s operations.
      On March 6, 2007, BLX entered into an agreement with the SBA. According to the agreement, BLX remains a preferred lender in the SBA 7(a) Guaranteed Loan Program and retains the ability to sell loans into the secondary market. As part of this agreement, BLX agreed to the immediate payment of approximately $10 million to the SBA to cover amounts paid by the SBA with respect to some of the SBA-guaranteed loans that have been the subject of inquiry by the United States Attorney’s Office for the Eastern District of Michigan. As part of the SBA’s increased oversight, the agreement provides that any loans originated and closed by BLX during the term of the agreement will be reviewed by an independent third party selected by the SBA prior to the sale of such loans into the secondary market. The agreement also requires BLX to repurchase the guaranteed portion of certain loans that default after having been sold into the secondary market, and subjects such loans to a similar third party review prior to any reimbursement of BLX by the SBA. In connection with this agreement, BLX also entered into an escrow agreement with the SBA and an escrow agent in which BLX agreed to deposit $10 million with the escrow agent for any additional payments BLX may be obligated to pay to the SBA in the future. BLX remains subject to SBA rules and regulations and as a result may be required to make additional payments to the SBA in the ordinary course of business. The agreement states that nothing in the agreement shall affect the rights of BLX to securitize or service its loans. Notwithstanding the foregoing, BLX and the SBA are conducting ongoing discussions with respect to BLX’s ability to securitize the unguaranteed portions of SBA loans.
      On or about January 16, 2007, BLX and Business Loan Center LLC (BLC) became aware of a lawsuit titled, United States, ex rel James R. Brickman and Greenlight Capital, Inc. v. Business Loan Express LLC f/k/a Business Loan Express, Inc.; Business Loan Center LLC f/k/a Business Loan Center, Inc.; Robert Tannenhauser; Matthew McGee; and George Harrigan, 05-CV-3147 (JEC), that is pending in the United States District Court for the Northern District of Georgia. The complaint includes allegations arising under the False Claims Act and relating to alleged fraud in connection with SBA guarantees on shrimp vessel loans made by BLX and BLC. On April 9, 2007, BLX, BLC and the other defendants filed motions to dismiss the complaint in its entirety. The motions are pending.
      At December 31, 2006, the Company held all of BLX’s Class A and Class B equity interests, and 94.9% of the Class C equity interests. At March 31, 2007, the Company held 96.6% of the Class A equity interests, all of the Class B equity interests and 94.9% of the Class C equity interests. BLX has an equity appreciation rights plan for management that will dilute the value available to the Class C equity interest holders. As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses. BLX’s taxable income is first allocated to the Class A equity interests to the extent that guaranteed dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and C equity interests.
      At the time of the corporate reorganization of BLX, Inc. from a C corporation to a limited liability company in 2003, for tax purposes BLX had a “built-in gain” representing the aggregate fair market value of its assets in excess of the tax basis of its assets. As a RIC, the Company will be subject to special built-in gain rules on the assets of BLX. Under these rules, taxes will be payable by the Company at the time and to the extent that the built-in gains on BLX’s assets at the date of

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
reorganization are recognized in a taxable disposition of such assets in the 10-year period following the date of the reorganization. At such time, the built-in gains realized upon the disposition of these assets will be included in the Company’s taxable income, net of the corporate level taxes paid by the Company on the built-in gains. At the date of BLX’s reorganization, the Company estimated that its future tax liability resulting from the built-in gains may total up to a maximum of $40 million. However, if these assets are disposed of after the 10-year period, there will be no corporate level taxes on these built-in gains. While the Company has no obligation to pay the built-in gains tax until these assets or its interests in BLX are disposed of in the future, it may be necessary to record a liability for these taxes in the future should the Company intend to sell the assets of or its interests in BLX within the 10-year period. At March 31, 2007, and December 31, 2006, the Company considered the increase in fair value of its investment in BLX due to BLX’s tax attributes as an LLC and has also considered the reduction in fair value of its investment due to these estimated built-in gain taxes in determining the fair value of its investment in BLX.
      At March 31, 2007, BLX had a three-year $500.0 million revolving credit facility provided by third party lenders that matures in March 2009. The revolving credit facility may be expanded through new or additional commitments up to $600.0 million at BLX’s option. This facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 25% of the committed facility. The Company has provided an unconditional guaranty to these revolving credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) of BLX under this facility. At March 31, 2007, the principal amount outstanding on the revolving credit facility was $300.8 million and letters of credit issued under the facility were $55.9 million. The total obligation guaranteed by us at March 31, 2007, was $179.4 million. At March 31, 2007, the Company had also provided four standby letters of credit totaling $20.0 million in connection with four term securitization transactions completed by BLX.
      The guaranty on the BLX revolving line of credit facility can be called by the lenders in the event of a default, which includes certain defaults under the Company’s revolving credit facility. Among other requirements, the BLX facility requires that BLX maintain compliance with certain financial covenants such as interest coverage, maximum debt to net worth, asset coverage, and maintenance of certain asset quality metrics. In addition, BLX would have an event of default if BLX failed to maintain its lending status with the SBA and such failure could reasonably be expected to result in a material adverse effect on BLX, or if BLX failed to maintain certain financing programs for the sale or long-term funding of BLX’s loans. At March 31, 2007, BLX received waivers from its lenders with respect to non-compliance with certain covenants, including waiver of compliance with the interest coverage ratio and certain other covenants to permit BLX to comply with its obligations under its agreement with the SBA. In addition, BLX and the SBA are conducting ongoing discussions with respect to BLX’s ability to securitize the unguaranteed portions of SBA loans. The waiver provides that BLX may retain unguaranteed portions of SBA loans on its balance sheet. Certain of these waivers expire on June 30, 2007.
      BLX has a separate non-recourse warehouse facility to enable it to securitize the unguaranteed portion of its SBA loans. BLX has been receiving temporary extensions of the warehouse facility, and the current extension expires on June 1, 2007. BLX is in negotiations with the warehouse facility providers to renew and amend the facility for an additional one year term, subject to satisfactory

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
conclusion of discussions with the SBA with respect to BLX’s ability to securitize the unguaranteed portions of SBA loans. If the current facility were to expire without renewal, the outstanding amounts owing to the warehouse providers do not become immediately due and payable. Instead, BLX would be required to apply substantially all collections on the unguaranteed interests that currently are in the warehouse facility to repay the outstanding amounts owing to the warehouse providers until the warehouse providers were paid in full, similar to an amortizing term loan. In such an event, BLX would not have the right to sell additional unguaranteed interests in SBA loans into this facility.
      The Company is monitoring BLX’s discussions with the SBA, the senior lenders and the warehouse securitization facility providers, and intends to work with BLX management to implement its business plan, including funding alternatives. The ultimate resolution of these matters could have a material adverse impact on BLX’s financial condition, and, as a result, the Company’s financial results could be negatively affected.
      Advantage Sales and Marketing, Inc. In June 2004, the Company completed the purchase of a majority voting ownership in Advantage, which was subject to dilution by a management option pool. Advantage is a sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.
      On March 29, 2006, the Company sold its majority equity interest in Advantage. The Company was repaid its $184 million in subordinated debt outstanding and realized a gain at closing on its equity investment sold of $433.1 million, subject to post-closing adjustments. Subsequent to closing on this sale, the Company realized additional gains in 2006 resulting from post-closing adjustments totaling $1.3 million. In addition, there is potential for the Company to receive additional consideration through an earn-out payment that would be based on Advantage’s 2006 audited results. The Company’s realized gain of $434.4 million for the year ended December 31, 2006, subject to post-closing adjustments, excludes any earn-out amounts.
      As consideration for the common stock sold in the transaction, the Company received a $150 million subordinated note, with the balance of the consideration paid in cash. In addition, a portion of the Company’s cash proceeds from the sale of the common stock were placed in escrow, subject to certain holdback provisions. At March 31, 2007, the amount of the escrow included in other assets in the accompanying consolidated balance sheet was approximately $24 million.
      Total interest and related portfolio income earned from the Company’s investment in Advantage while the Company held a majority equity interest for the three months ended March 31, 2006, was $14.1 million.
      Net change in unrealized appreciation or depreciation for the three months ended March 31, 2006, included the reversal of $389.7 million of previously recorded unrealized appreciation associated with the realization of a gain on the sale of the Company’s majority equity interest in Advantage.
      In connection with the sale transaction, the Company retained an equity investment in the business valued at $15 million at closing as a minority shareholder. During the fourth quarter of 2006, Advantage made a distribution on this minority equity investment, which reduced the Company’s cost basis to zero and resulted in a realized gain of $4.8 million.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      The Company’s investment in Advantage, which was composed of subordinated debt and a minority equity interest, totaled $152.4 million at cost and $163.4 million at value at March 31, 2007, and $151.6 million at cost and $162.6 million at value at December 31, 2006. This investment was included in companies 5% to 25% owned in the consolidated financial statements as the Company continues to hold a seat on Advantage’s board of directors.
      Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). At March 31, 2007, and December 31, 2006, the Company owned bonds and preferred shares/income notes in CLOs and a CDO as follows:

	2007			2006

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in millions)
Bonds(2):
Callidus Debt Partners CDO Fund I, Ltd.	$28.4	$28.5	14.3%	$28.4	$28.4	14.3%
Callidus MAPS CLO Fund I LLC	17.0	17.1	10.9%	17.0	17.2	10.9%

Total bonds	45.4	45.6	13.0%	45.4	45.6	13.0%
Preferred Shares/ Income Notes(3):
Callidus Debt Partners CLO Fund III, Ltd.	22.7	22.5	9.9%	23.3	23.0	12.7%
Callidus Debt Partners CLO Fund IV, Ltd.	12.8	12.8	13.1%	13.0	13.0	13.8%
Callidus Debt Partners CLO Fund V, Ltd.	14.3	14.3	15.8%	13.8	13.8	15.8%
Callidus MAPS CLO Fund I LLC	51.0	46.5	13.3%	51.0	47.4	15.9%

Total preferred shares/ income notes	100.8	96.1	12.8%	101.1	97.2	14.8%

Total	$146.2	$141.7		$146.5	$142.8

(1)	The yield on these securities is included in interest and dividend income in the accompanying statement of operations.

(2)	These securities are included in private finance subordinated debt.

(3)	These securities are included in private finance equity securities.

     The bonds, preferred shares and income notes of the CLOs and CDO in which the Company has invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO is generally allocated first to the senior bonds in order of priority, then any remaining cash flow is generally distributed to the preferred shareholders and income note holders. To the extent there are defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows, the preferred shares/income notes will bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes.
      At March 31, 2007 and December 31, 2006 the face value of the CLO and CDO bonds held by the Company were subordinate to approximately 82% to 84% and 82% to 85%, respectively, of the face value of the securities issued in these CLOs and CDO. At both March 31, 2007, and December 31, 2006, the face value of the CLO preferred shares/income notes held by the Company were subordinate to approximately 86% to 92% of the face value of the securities issued in these CLOs.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      At March 31, 2007, and December 31, 2006, the underlying collateral assets of these CLO and CDO investments, consisting primarily of senior debt, were issued by 482 issuers and 465 issuers, respectively, and had balances as follows:

	2007	2006
($ in millions)
Bonds	$272.9	$245.4
Syndicated loans	1,758.7	1,769.9
Cash(1)	16.2	59.5

Total underlying collateral assets	$2,047.8	$2,074.8

(1)	Includes undrawn liability amounts.
     At March 31, 2007, there were no delinquencies in the underlying collateral assets of the CLO and CDO issuances owned by the Company. At December 31, 2006, there was one defaulted obligor in the underlying collateral assets of Callidus MAPS CLO Fund I, LLC. There were no other delinquencies in the underlying collateral assets in the other CLO and CDO issuances owned by the Company. At December 31, 2006, the total face value of defaulted obligations was $9.6 million, or approximately 0.5% of the total underlying collateral assets.
      The initial yields on the CLO and CDO bonds, preferred shares and income notes are based on the estimated future cash flows from the underlying collateral assets expected to be paid to these CLO and CDO classes. As each CLO and CDO bond, preferred share or income note ages, the estimated future cash flows are updated based on the estimated performance of the underlying collateral assets, and the respective yield is adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.
      Loans and Debt Securities on Non-Accrual Status. At March 31, 2007, and December 31, 2006, private finance loans and debt securities at value not accruing interest were as follows:

	2007	2006
($ in millions)
Loans and debt securities in workout status
Companies more than 25% owned	$45.5	$51.1
Companies 5% to 25% owned	4.9	4.0
Companies less than 5% owned	61.0	31.6
Loans and debt securities not in workout status
Companies more than 25% owned	121.2	87.1
Companies 5% to 25% owned	7.2	7.2
Companies less than 5% owned	26.9	38.9

Total	$266.7	$219.9

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Industry and Geographic Compositions. The industry and geographic compositions of the private finance portfolio at value at March 31, 2007, and December 31, 2006, were as follows:

	2007	2006

Industry
Business services	37%	39%
Consumer products	20	20
Financial services	12	9
Industrial products	9	9
Consumer services	6	6
Retail	5	6
Healthcare services	3	3
Energy services	2	2
Other(1)	6	6

Total	100%	100%

Geographic Region(2)
Mid-Atlantic	31%	31%
Midwest	32	30
Southeast	15	18
West	16	17
Northeast	6	4

Total	100%	100%

(1)	Includes investments in senior debt CDO and CLO funds which represented 3% of the private finance portfolio at both March 31, 2007, and December 31, 2006. These funds invest in senior debt representing a variety of industries.

(2)	The geographic region for the private finance portfolio depicts the location of the headquarters for the Company’s portfolio companies. The portfolio companies may have a number of other locations in other geographic regions.

Commercial Real Estate Finance
      At March 31, 2007, and December 31, 2006, the commercial real estate finance portfolio consisted of the following:

	2007			2006

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in millions)
Commercial mortgage loans	$72.8	$72.2	7.5%	$72.6	$71.9	7.5%
Real estate owned	15.6	21.0		15.7	19.6
Equity interests	15.0	29.3		15.2	26.7

Total	$103.4	$122.5		$103.5	$118.2

(1)	The weighted average yield on the commercial mortgage loans is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
     Commercial Mortgage Loans and Equity Interests. The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At both March 31, 2007, and December 31, 2006, approximately 96% and 4% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At March 31, 2007, and December 31, 2006, loans with a value of $19.2 million and $18.9 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.
      Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to certain restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.
      The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at March 31, 2007, and December 31, 2006, were as follows:

	2007	2006

Property Type
Hospitality	45%	45%
Office	20	20
Retail	19	19
Housing	13	13
Other	3	3

Total	100%	100%

Geographic Region
Southeast	36%	36%
Mid-Atlantic	34	35
Midwest	23	21
Northeast	7	8
West	—	—

Total	100%	100%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt
      At March 31, 2007, and December 31, 2006, the Company had the following debt:

	2007			2006

			Annual			Annual
	Facility	Amount	Interest	Facility	Amount	Interest
	Amount	Drawn	Cost(1)	Amount	Drawn	Cost(1)
($ in millions)
Notes payable and debentures:
Privately issued unsecured notes payable	$1,041.5	$1,041.5	6.1%	$1,041.4	$1,041.4	6.1%
Publicly issued unsecured notes payable	850.0	850.0	6.7%	650.0	650.0	6.6%

Total notes payable and debentures	1,891.5	1,891.5	6.3%	1,691.4	1,691.4	6.3%
Revolving line of credit(4)	922.5	—	—% (2)	922.5	207.7	6.4% (2)

Total debt	$2,814.0	$1,891.5	6.5% (3)	$2,613.9	$1,899.1	6.5% (3)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees, other facility fees and amortization of debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	There were no amounts drawn on the revolving line of credit at March 31, 2007. The annual interest cost at December 31, 2006, reflects the interest rate payable for borrowings under the revolving line of credit. In addition to the current interest payable, there were annual costs of commitment fees, other facility fees and amortization of debt financing costs of $3.8 million and $3.9 million at March 31, 2007, and December 31, 2006, respectively.

(3)	The annual interest cost for total debt includes the annual cost of commitment fees, other facility fees and amortization of debt financing costs on the revolving line of credit regardless of the amount outstanding on the facility as of the balance sheet date.

(4)	At March 31, 2007, $888.0 million remained unused and available on the revolving line of credit, net of amounts committed for standby letters of credit of $34.5 million issued under the credit facility.

  Notes Payable and Debentures
      Privately Issued Unsecured Notes Payable. The Company has privately issued unsecured long-term notes to institutional investors. The notes have five- or seven-year maturities and have fixed rates of interest. The notes require payment of interest only semi-annually, and all principal is due upon maturity. At March 31, 2007, the notes had maturities from May 2008 to May 2013. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreements.
      The Company also has privately issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as the Company’s other unsecured notes. The Euro notes require annual interest payments and the Sterling notes require semi-annual interest payments until maturity. Simultaneous with issuing the notes, the Company entered into a cross currency swap with a financial institution which fixed the Company’s interest and principal payments in U.S. dollars for the life of the debt.
      Publicly Issued Unsecured Notes Payable. The Company has outstanding publicly issued unsecured notes as follows:

	Amount	Maturity Date
($ in millions)
6.625% Notes due 2011	$400.0	July 15, 2011
6.000% Notes due 2012	250.0	April 1, 2012
6.875% Notes due 2047	200.0	April 15, 2047

Total	$850.0

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
      The 6.625% Notes due 2011 and the 6.000% Notes due 2012 require payment of interest only semi-annually, and all principal is due upon maturity. The Company has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.
      On March 28, 2007, the Company completed the issuance of $200.0 million of 6.875% Notes due 2047 for net proceeds of $193.0 million (net of underwriting discounts and estimated offering expenses). In April 2007, the Company issued additional notes, through an over-allotment option, totaling $30.0 million for net proceeds of $29.1 million (net of underwriting discounts and estimated offering expenses).
      The 6.875% Notes due 2047 require payment of interest only quarterly, and all principal is due upon maturity. The Company may redeem these notes in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes.
      Scheduled Maturities. Scheduled future maturities of notes payable at March 31, 2007, were as follows:

Year	Amount Maturing

($ in millions)
2007	$—
2008	153.0
2009	269.0
2010	408.0
2011	472.5
Thereafter	589.0

Total	$1,891.5

Revolving Line of Credit
      At March 31, 2007, and December 31, 2006, the Company had an unsecured revolving line of credit with a committed amount of $922.5 million that expires on September 30, 2008. At the Company’s option, borrowings under the revolving line of credit generally bear interest at a rate equal to (i) LIBOR (for the period the Company selects) plus 1.05% or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America, N.A. prime rate. The revolving line of credit requires the payment of an annual commitment fee equal to 0.20% of the committed amount (whether used or unused). The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.
      The annual cost of commitment fees, other facility fees and amortization of debt financing costs was $3.8 million and $3.9 million at March 31, 2007, and December 31, 2006, respectively.
      The revolving credit facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 16.66% of the committed facility or $153.7 million. The letter of credit fee is 1.05% per annum on letters of credit issued, which is payable quarterly.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
      The average debt outstanding on the revolving line of credit was $142.1 million and $301.9 million, respectively, for the three months ended March 31, 2007 and 2006. The maximum amount borrowed under this facility and the weighted average stated interest rate for the three months ended March 31, 2007 and 2006, were $225.5 million and 6.4%, respectively, and $540.3 million and 5.9%, respectively. At March 31, 2007, the amount available under the revolving line of credit was $888.0 million, net of amounts committed for standby letters of credit of $34.5 million issued under the credit facility.

Covenant Compliance
      The Company has various financial and operating covenants required by the privately issued unsecured notes payable and the revolving line of credit outstanding at March 31, 2007, and December 31, 2006. These covenants require the Company to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. These credit facilities provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events, failure to pay judgments, attachment of the Company’s assets, change of control and the issuance of an order of dissolution. Certain of these events of default are subject to notice and cure periods or materiality thresholds. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of March 31, 2007, and December 31, 2006, the Company was in compliance with these covenants.
      The Company has certain financial and operating covenants that are required by the publicly issued unsecured notes payable, including that the Company will maintain a minimum ratio of 200% of total assets to total borrowings, as required by the Investment Company Act of 1940, as amended, while these notes are outstanding. As of March 31, 2007, and December 31, 2006, the Company was in compliance with these covenants.
Note 5. Guarantees and Commitments
      In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. All standby letters of credit have been issued through Bank of America, N.A. As of March 31, 2007, and December 31, 2006, the Company had issued guarantees of debt, rental obligations, and lease obligations aggregating $194.5 million and $202.1 million, respectively, and had extended standby letters of credit aggregating $34.5 million and $41.0 million, respectively. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The maximum amount of potential future payments was $229.0 million and $243.1 million at March 31, 2007, and December 31, 2006, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 5. Guarantees and Commitments, continued
      As of March 31, 2007, the guarantees and standby letters of credit expired as follows:

	Total	2007	2008	2009	2010	2011	After 2011
(in millions)
Guarantees	$194.5	$0.3	$3.0	$184.9	$—	$4.4	$1.9
Standby letters of credit(1)	34.5	4.0	30.5	—	—	—	—

Total(2)	$229.0	$4.3	$33.5	$184.9	$—	$4.4	$1.9

(1)	Standby letters of credit are issued under the Company’s revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, it is assumed that the standby letters of credit will expire contemporaneously with the expiration of the Company’s line of credit in September 2008.

(2)	The Company’s most significant commitments relate to its investment in Business Loan Express, LLC (BLX), which commitments totaled $202.4 million at March 31, 2007. At March 31, 2007, the Company guaranteed 50% of the outstanding total obligations on BLX’s revolving line of credit for a total guaranteed amount of $179.4 million and had also provided four standby letters of credit totaling $20.0 million in connection with four term securitizations completed by BLX. In addition, the Company has agreed to purchase the $3.0 million of Class A equity interests purchased by the chief executive officer of BLX at fair value in the event that BLX amends or otherwise restructures its existing senior credit facility or he is terminated for any reason. See Note 3.

     In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify such parties under certain circumstances.
      At March 31, 2007, the Company had outstanding commitments to fund investments totaling $410.8 million, including $401.9 million related to private finance investments and $8.9 related to commercial real estate finance investments.
Note 6. Shareholders’ Equity
      Sales of common stock for the three months ended March 31, 2007 and 2006, were as follows:

	2007	2006
(in millions)
Number of common shares	3,325	3,000

Gross proceeds	$97,256	$87,750
Less costs, including underwriting fees	3,472	4,780

Net proceeds	$93,784	$82,970

      The Company issued 0.1 million and 0.2 million shares of common stock upon the exercise of stock options during the three months ended March 31, 2007 and 2006, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 6. Shareholders’ Equity, continued
      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive trading days immediately prior to the dividend payment date. For the three months ended March 31, 2007 and 2006, the Company issued new shares in order to satisfy dividend reinvestment requests. Dividend reinvestment plan activity for the three months ended March 31, 2007 and 2006, was as follows:

	For the Three
	Months Ended
	March 31,

	2007	2006
(in millions, except per share amounts)
Shares issued	0.1	0.1
Average price per share	$29.23	$30.29
Note 7. Earnings Per Common Share
      Earnings per common share for the three months ended March 31, 2007 and 2006, were as follows:

	For the Three
	Months Ended
	March 31,

	2007	2006
(in millions, except per share amounts)
Net increase in net assets resulting from operations	$133.1	$99.6

Weighted average common shares outstanding — basic	149.5	138.7
Dilutive options outstanding	3.3	3.0

Weighted average common shares outstanding — diluted	152.8	141.7

Basic earnings per common share	$0.89	$0.72

Diluted earnings per common share	$0.87	$0.70

Note 8. Employee Compensation Plans
      The Company has deferred compensation plans. Amounts deferred by participants under the deferred compensation plans are funded to a trust, which is managed by a third-party trustee. The accounts of the deferred compensation trust are consolidated with the Company’s accounts. The assets of the trust are classified as other assets and the liability to the plan participants is included in other liabilities in the accompanying financial statements. The deferred compensation plan accounts at March 31, 2007, and December 31, 2006, totaled $20.3 million and $18.6 million, respectively.
      The Company has an Individual Performance Award (“IPA”), which was established as a long-term incentive compensation program for certain officers. In conjunction with the program, the Board

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 8. Employee Compensation Plans, continued
of Directors has approved non-qualified deferred compensation plans (“DCP II”), which are managed through a trust by a third-party trustee. The administrator of the DCP II is the Compensation Committee of the Company’s Board of Directors (“DCP II Administrator”).
      The IPA is generally determined annually at the beginning of each year but may be adjusted throughout the year. The IPA is deposited in the trust in four equal installments, generally on a quarterly basis, in the form of cash. The Compensation Committee of the Board of Directors designed the DCP II to require the trustee to use the cash to purchase shares of the Company’s common stock in the open market. During both the three months ended March 31, 2007 and 2006, 0.1 million shares were purchased in the DCP II.
      All amounts deposited and then credited to a participant’s account in the trust, based on the amount of the IPA received by such participant, are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the DCP II are immediately vested and generally non-forfeitable once deposited by the Company into the trust. A participant’s account shall generally become distributable only after his or her termination of employment, or in the event of a change of control of the Company. Upon the participant’s termination of employment, one-third of the participant’s account will be immediately distributed in accordance with the plan, one-half of the then current remaining balance will be distributed on the first anniversary of his or her employment termination date and the remainder of the account balance will be distributed on the second anniversary of the employment termination date. Distributions are subject to the participant’s adherence to certain non-solicitation requirements. All DCP II accounts will be distributed in a single lump sum in the event of a change of control of the Company. To the extent that a participant has an employment agreement, such participant’s DCP II account will be fully distributed in the event that such participant’s employment is terminated for good reason as defined under that participant’s employment agreement. Sixty days following a distributable event, the Company and each participant may, at the discretion of the Company, and subject to the Company’s trading window during that time, redirect the participant’s account to other investment options.
      During any period of time in which a participant has an account in the DCP II, any dividends declared and paid on shares of the Company’s common stock allocated to the participant’s account shall be reinvested in shares of the Company’s common stock.
      The IPA amounts are contributed into the DCP II trust and invested in the Company’s common stock. The accounts of the DCP II are consolidated with the Company’s accounts. The common stock is classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represents the amount owed to the employees, is included in other liabilities. Changes in the value of the Company’s common stock held in the deferred compensation trust are not recognized. However, the liability is marked to market with a corresponding charge or credit to employee compensation expense. At March 31, 2007, and December 31, 2006, common stock held in DCP II was $31.4 million and $28.3 million, respectively, and the IPA liability was $33.1 million and $33.9 million, respectively. At March 31, 2007, and December 31, 2006, the DCP II held 1.1 million shares and 1.0 million shares, respectively, of the Company’s common stock.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 8. Employee Compensation Plans, continued
      The IPA expense for the three months ended March 31, 2007 and 2006, were as follows:

	2007	2006
($ in millions)
IPA contributions	$2.5	$1.7
IPA mark to market expense (benefit)	(4.0)	1.0

Total IPA expense (benefit)	$(1.5)	$2.7

      The Company also has an individual performance bonus (“IPB”), which is distributed in cash to award recipients equally throughout the year (beginning in February of each year) as long as the recipient remains employed by the Company. If a recipient terminates employment during the year, any remaining cash payments under the IPB would be forfeited. For the three months ended March 31, 2007 and 2006, the IPB expense was $2.0 million and $1.4 million, respectively. The IPA and IPB expenses are included in employee expenses.
Note 9. Stock Option Plan
      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted to officers generally vest ratably over a three year period. Options granted to non-officer directors vest on the grant date.
      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.
      There are 32.2 million shares authorized under the Option Plan. At March 31, 2007, and December 31, 2006, the number of shares available to be granted under the Option Plan was 1.9 million and 1.6 million, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 9. Stock Option Plan, continued
      Information with respect to options granted, exercised and forfeited under the Option Plan for the three months ended March 31, 2007, was as follows:

		Weighted	Weighted
		Average	Average	Aggregate
		Exercise	Contractual	Intrinsic
		Price Per	Remaining	Value at
	Shares	Share	Term (Years)	March 31, 2007(1)

(in millions, except per share amounts)
Options outstanding at January 1, 2007	23.2	$24.92
Granted	—	$—
Exercised	(0.1)	$17.46
Forfeited	(0.3)	$29.08

Options outstanding at March 31, 2007	22.8	$24.89	6.01	$92.0

Exercisable at March 31, 2007	16.6	$23.73	5.36	$85.6

Exercisable and expected to be exercisable at March 31, 2007(2)	22.5	$24.85	5.98	$91.7

(1)	Represents the difference between the market value of the options at March 31, 2007, and the cost for the option holders to exercise the options.

(2)	The amount of options expected to be exercisable at March 31, 2007, is calculated based on an estimate of expected forfeitures.

     During the three months ended March 31, 2006, 0.5 million options were granted, 0.2 million options were exercised and 0.3 million options were forfeited.
      There were no shares vested during the three months ended March 31, 2007, and the fair value of the shares vested during the three months ended March 31, 2006, was $6 thousand. The total intrinsic value of the options exercised during the three months ended March 31, 2007 and 2006, was $0.9 million and $1.1 million, respectively.
Note 10. Dividends and Distributions and Taxes
      The Company’s Board of Directors declared and the Company paid a dividend of $0.63 per common share and $0.59 per common share for the first quarters of 2007 and 2006, respectively. These dividends totaled $95.8 million and $82.5 million for the three months ended March 31, 2007 and 2006, respectively. The Company declared an extra cash dividend of $0.05 per share during 2006 and this was paid to shareholders on January 19, 2007. The Company declared an extra cash dividend of $0.03 per share during 2005, which was paid to shareholders on January 27, 2006.
      The Company’s Board of Directors also declared a dividend of $0.64 per common share for the second quarter of 2007.
      At December 31, 2006, the Company had estimated excess taxable income of $397.1 million available for distribution to shareholders in 2007. Estimated excess taxable income for 2006 represents approximately $120.6 million of ordinary income and approximately $276.5 million of net long-term capital gains. Dividends for 2007 will first be paid out of the excess taxable income carried over from

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
2006. Given our regular quarterly dividend payout, which for the first quarter of 2007 was $95.8 million, the Company expects that substantially all of the 2007 dividend payments will be made from excess 2006 taxable earnings. The Company currently expects that its estimated annual taxable income for 2007 will be significantly in excess of its estimated dividend distributions to shareholders in 2007 from such taxable income, and, therefore, the Company expects to carry over excess taxable income for distribution to shareholders in 2008. The Company will generally be required to pay a nondeductible excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions from such taxable income for the year. The Company accrues an excise tax on the estimated excess taxable income earned for the respective periods. For the three months ended March 31, 2007 and 2006, the Company recorded an excise tax of $3.6 million and $8.4 million, respectively.
      In addition to excess taxable income carried forward, the Company currently estimates that it has cumulative deferred taxable income related to installment sale gains of approximately $220.7 million as of December 31, 2006, which is composed of cumulative deferred taxable income of $39.6 million as of December 31, 2005, and approximately $181.1 million for the year ended December 31, 2006. These gains have been recognized for financial reporting purposes in the respective years they were realized, but are generally deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. The realized gains deferred through installment treatment for 2006 are estimates and will not be finally determined until the Company files its 2006 tax return in September 2007.
      The Company’s undistributed book earnings of $502.2 million as of December 31, 2006, resulted from undistributed ordinary income and long-term capital gains. The difference between undistributed book earnings at the end of the year and taxable income carried over from the current year into the next year relates to a variety of timing and permanent differences in the recognition of income and expenses for book and tax purposes.
      The Company’s consolidated subsidiary, AC Corp, is subject to federal and state income taxes. For the three months ended March 31, 2007 and 2006, AC Corp’s income tax benefit was $4.2 million and income tax expense was $0.5 million, respectively.
Note 11. Supplemental Disclosure of Cash Flow Information
      The Company paid interest of $24.9 million and $7.5 million, respectively, for the three months ended March 31, 2007 and 2006.
      For the three months ended March 31, 2007 and 2006, principal collections related to investment repayments or sales did not include any collections of discounts previously amortized into interest income and added to the cost basis of a loan or debt security.
      Non-cash operating activities for the three months ended March 31, 2007 and 2006, totaled $3.1 million and $160.5 million, respectively. Non-cash operating activities for the three months ended March 31, 2006, included a note received as consideration from the sale of the Company’s equity investment in Advantage of $150.0 million.
      Non-cash financing activities included the issuance of common stock in lieu of cash distributions totaling $4.3 million and $3.6 million, for the three months ended March 31, 2007 and 2006, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 12. Financial Highlights

	At and for the		At and for the
	Three Months Ended		Year Ended
	March 31,		December 31,

	2007(1)	2006	2006

Per Common Share Data
Net asset value, beginning of period	$19.12	$19.17	$19.17

Net investment income(2)	0.26	0.29	1.30
Net realized gains(2)(3)	0.18	3.05	3.66

Net investment income plus net realized gains(2)	0.44	3.34	4.96
Net change in unrealized appreciation or depreciation(2)(3)	0.43	(2.64)	(3.28)

Net increase in net assets resulting from operations (2)	0.87	0.70	1.68

Net decrease in net assets from shareholder distributions	(0.63)	(0.59)	(2.47)
Net increase in net assets from capital share transactions(2)	0.22	0.22	0.74

Net asset value, end of period	$19.58	$19.50	$19.12

Market value, end of period	$28.81	$30.60	$32.68
Total return(4)	(9.9)%	6.2%	20.6%
Ratios and Supplemental Data ($ and shares in thousands, except per share amounts)
Ending net assets	$2,978.3	$2,729.8	$2,841.2
Common shares outstanding at end of period	152.1	140.0	148.6
Diluted weighted average common shares outstanding	152.8	141.7	145.6
Employee, employee stock option and administrative expenses/average net assets(5)	1.33%	1.36%	5.38%
Total operating expenses/average net assets(5)	2.37%	2.27%	9.05%
Net investment income/average net assets(5)	1.36%	1.54%	6.90%
Net increase in net assets resulting from operations/average net assets(5)	4.57%	3.72%	8.94%
Portfolio turnover rate(5)	3.78%	9.33%	27.05%
Average debt outstanding	$1,841.2	$1,491.5	$1,491.0
Average debt per share(2)	$12.05	$10.52	$10.24

(1)	The results for the three months ended March 31, 2007, are not necessarily indicative of the operating results to be expected for the full year.

(2)	Based on diluted weighted average number of common shares outstanding for the period.

(3)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, quarterly comparisons may not be meaningful.

(4)	Total return assumes the reinvestment of all dividends paid for the periods presented.

(5)	The ratios for the three months ended March 31, 2007 and 2006, do not represent annualized results.

Note 13. Litigation
      On June 23, 2004, the Company was notified by the SEC that the SEC is conducting an informal investigation of the Company. On December 22, 2004, the Company received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding the Company and Business Loan Express, LLC in connection with a criminal

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 13. Litigation, continued
investigation. Based on the information available to the Company at this time, the inquiries appear to primarily pertain to matters related to portfolio valuation and the Company’s portfolio company, Business Loan Express, LLC. To date, the Company has produced materials in response to requests from both the SEC and the U.S. Attorney’s office, and a director and certain current and former employees have provided testimony and have been interviewed by the staff of the SEC and, in some cases, the U.S. Attorney’s Office. The Company is voluntarily cooperating with these investigations.
      In late December 2006, the Company received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by the Company or its agents. The Board established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, the Company became aware that an agent of the Company obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital during a period of time in 2005. Also, while the Company was gathering documents responsive to the subpoena, allegations were made that the Company’s management had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. The Company’s management has stated that these allegations are not true. The Company is cooperating fully with the inquiry by the United States Attorney’s office.
      On February 13, 2007, Rena Nadoff filed a shareholder derivative action in the Superior Court of the District of Columbia, captioned Rena Nadoff v. Walton, et al., CA 001060-07, seeking unspecified compensatory and other damages, as well as equitable relief on behalf of Allied Capital Corporation. Ms. Nadoff’s complaint names as defendants the members of Allied Capital’s Board of Directors; Allied Capital is a nominal defendant for purposes of the derivative action. The complaint alleges breach of fiduciary duty by the Board of Directors arising from internal control failures and mismanagement of Business Loan Express, LLC, an Allied Capital portfolio company. The Company believes the lawsuit is without merit, and intends to defend the lawsuit vigorously. The Company and the individual directors filed a motion to dismiss the complaint in its entirety. The motion is pending.
      On February 26, 2007, Dana Ross filed a class action complaint in the U.S. District Court for the District of Columbia in which she alleges that Allied Capital Corporation and certain members of management violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. The complaint is captioned Dana Ross v. Walton, et al., CV 00402. Dana Ross claims that, between March 1, 2006, and January 10, 2007, Allied Capital either failed to disclose or misrepresented information concerning the loan origination practices of Business Loan Express, LLC, an Allied Capital portfolio company. Dana Ross seeks unspecified compensatory and other damages, as well as other relief. The Company believes the lawsuit is without merit, and intends to defend the lawsuit vigorously. There may be other similar class action lawsuits filed.
      In addition, the Company is party to certain lawsuits in the normal course of business.
      While the outcome of any of the legal proceedings described above cannot at this time be predicted with certainty, the Company does not expect these matters will materially affect its financial condition or results of operations.

Schedule 12-14
ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2006	Gross	Gross	March 31, 2007
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Companies More Than 25% Owned

Alaris Consulting, LLC	Senior Loan(5)			$—	$572	$(572)	$—
(Business Services)	Equity Interests			—	—	—	—

Avborne, Inc.	Preferred Stock			918	—	(45)	873
(Business Services)	Common Stock			—	—	—	—

Avborne Heavy Maintenance, Inc.	Preferred Stock			—	—	—	—
(Business Services)	Common Stock			—	—	—	—

Border Foods, Inc.	Preferred Stock			—	—	—	—
(Consumer Products)	Common Stock			—	—	—	—

Business Loan Express, LLC	Class A Equity
(Financial Services)	Interests(5)			66,622	19,200	—	85,822
	Class B Equity Interests			79,139	—	—	79,139
	Class C Equity Interests			64,976	—	—	64,976

Calder Capital Partners, LLC	Senior Loan(5)		$49	975	400	(49)	1,326
(Financial Services)	Equity Interests			2,076	78	—	2,154

Callidus Capital Corporation	Senior Loan	$17		—	2,100	(950)	1,150
(Financial Services)	Subordinated Debt	271		5,762	259	—	6,021
	Common Stock			22,550	1,943	—	24,493

Coverall North America, Inc.	Unitranche Debt	1,084		36,333	9	(1,446)	34,896
(Business Services)	Subordinated Debt	227		5,972	2	—	5,974
	Common Stock			19,619	1,856	—	21,475

CR Holding, Inc.	Subordinated Debt	1,664		39,401	351	—	39,752
(Consumer Products)	Common Stock			25,738	5,142	—	30,880

Direct Capital Corporation	Subordinated Debt	479		—	35,574	—	35,574
(Financial Services)	Common Stock			—	19,250	—	19,250

Financial Pacific Company	Subordinated Debt	3,142		71,362	370	—	71,732
(Financial Services)	Preferred Stock			15,942	797	—	16,739
	Common Stock			65,186	2,354	—	67,540

ForeSite Towers, LLC	Equity Interests	1,269		12,290	—	(11,733)	557
(Tower Leasing)

Global Communications, LLC	Senior Loan(5)			15,957	—	—	15,957
(Business Services)	Subordinated Debt (5)			11,237	—	(6,307)	4,930
	Preferred Equity
	Interest			—	—	—	—
	Options			—	—	—	—

Gordian Group, Inc.	Senior Loan(5)	(4)		—	176	(176)	—
(Business Services)	Common Stock			—	—	—	—

Healthy Pet Corp.	Senior Loan	764		27,038	5,350	(50)	32,338
(Consumer Services)	Subordinated Debt	1,657		43,579	228	—	43,807
	Common Stock			28,921	14,897	—	43,818

HMT, Inc.	Preferred Stock			2,637	—	—	2,637
(Energy Services)	Common Stock			8,664	21,509	—	30,173
	Warrants			3,336	8,281	—	11,617

Hot Stuff Foods, LLC(7)	Senior Loan	848		—	49,659	(110)	49,549
(Consumer Products)	Subordinated Debt	804		—	60,361	(3,107)	57,254
	Subordinated Debt (5)			—	8,460	(8,460)	—
	Common Stock			—	—	—	—

Huddle House, Inc.	Senior Loan	426		19,950	—	(19,950)	—
(Retail)	Subordinated Debt	2,205		58,196	221	(178)	58,239
	Common Stock			41,662	1,545	(129)	43,078

Impact Innovations Group, LLC	Equity Interests in
(Business Services)	Affiliate			873	—	(554)	319

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2006	Gross	Gross	March 31, 2007
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Insight Pharmaceuticals	Subordinated Debt	$1,445		$43,884	$232	$—	$44,116
Corporation	Subordinated Debt (5)			15,966	164	(1,620)	14,510
(Consumer Products)	Preferred Stock			7,845	—	(7,845)	—
	Common Stock			—	—	—	—

Jakel, Inc.	Subordinated Debt (5)			6,655	500	(7,155)	—
(Industrial Products)	Preferred Stock			—	—	—	—
	Common Stock			—	—	—	—

Legacy Partners Group, Inc.	Senior Loan (5)			4,843	—	—	4,843
(Financial Services)	Subordinated Debt			—	—	—	—
	Equity Interests			—	613	—	613

Litterer Beteiligungs-GmbH	Subordinated Debt	10		692	6	—	698
(Business Services)	Equity Interest			1,199	781	—	1,980

Mercury Air Centers, Inc.	Subordinated Debt	2,010		49,217	520	—	49,737
(Business Services)	Common Stock			195,019	56,690	—	251,709

MVL Group, Inc.	Senior Loan	1,410		27,245	3,368	—	30,613
(Business Services)	Subordinated Debt	877		35,478	3,614	—	39,092
	Common Stock			—	1,333	—	1,333

Penn Detroit Diesel Allison, LLC	Subordinated Debt	1,497		37,994	293	—	38,287
(Business Services)	Equity Interests			25,949	—	(1,984)	23,965

Powell Plant Farms, Inc.	Senior Loan(5)			26,192	3,950	—	30,142
(Consumer Products)	Subordinated Debt (5)			962	2,875	—	3,837
	Preferred Stock			—	—	—	—
	Warrants			—	—	—	—

Service Champ, Inc.	Subordinated Debt	1,087		27,619	183	—	27,802
(Business Services)	Common Stock			16,786	—	(298)	16,488

Staffing Partners Holding
Company, Inc.	Subordinated Debt (5)			486	54	—	540
(Business Services)

Startec Global Communications
Corporation	Senior Loan	367		15,965	—	(2,382)	13,583
(Telecommunications)	Common Stock			11,232	5,853	—	17,085

Sweet Traditions, Inc.	Senior Loan	1,088		35,172	210	—	35,382
(Retail)	Preferred Stock			400	550	—	950
	Common Stock			50	—	—	50

Triview Investments, Inc.	Senior Loan	455		14,747	7	—	14,754
(Broadcasting & Cable/	Subordinated Debt	1,414		56,008	7,134	—	63,142
Business Services/	Subordinated Debt (5)	637		4,342	508	—	4,850
Consumer Products)	Common Stock	7		31,322	7,983	(281)	39,024

Total companies more than 25% owned		$27,157		$1,490,180			$1,773,164

Companies 5% to 25% Owned

Advantage Sales &
Marketing, Inc.	Subordinated Debt	$4,593		$151,648	$785	$—	$152,433
(Business Services)	Equity Interests			11,000	—	—	11,000

Air Medical Group Holdings LLC	Senior Loan	61		1,763	1,782	(1,050)	2,495
(Healthcare Services)	Subordinated Debt	1,234		35,128	5	—	35,133
	Equity Interests			5,950	950	—	6,900

Alpine ESP Holdings, Inc.	Preferred Stock			602	—	(59)	543
(Business Services)	Common Stock			—	—	—	—

Amerex Group, LLC	Subordinated Debt	252		8,400	—	—	8,400
(Consumer Products)	Equity Interests			13,823	6,431	(19)	20,235

BB&T Capital
Partners/Windsor
Mezzanine Fund, LLC	Equity Interests			5,554	—	—	5,554
(Private Equity Fund)

Becker Underwood, Inc.	Subordinated Debt	889		24,163	158	—	24,321
(Industrial Products)	Common Stock			3,700	—	(400)	3,300

BI Incorporated	Subordinated Debt	1,030		30,135	121	—	30,256
(Business Services)	Common Stock			4,100	1,900	—	6,000

CitiPostal, Inc. and Affiliates	Senior Loan	571		20,569	4	(247)	20,326
(Business Services)	Common Stock			4,700	682	(32)	5,350

Creative Group, Inc.	Subordinated Debt	480		13,656	30	—	13,686
(Business Services)	Warrants			1,387	—	(522)	865

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2006	Gross	Gross	March 31, 2007
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Drew Foam Companies, Inc.	Preferred Stock			$722	$—	$(34)	$688
(Business Services)	Common Stock			7	—	(7)	—

MedBridge Healthcare, LLC	Senior Loan(5)			7,164	—	—	7,164
(Healthcare Services)	Subordinated Debt (5)			1,813	595	—	2,408
	Convertible
	Subordinated Debt (5)			—	—	—	—
	Equity Interests			—	110	(110)	—

Multi-Ad Services, Inc.	Unitranche Debt	$567		19,879	6	(100)	19,785
(Business Services)	Equity Interests			2,000	—	(223)	1,777

Nexcel Synthetics, LLC	Subordinated Debt	332		10,978	101	(3,097)	7,982
(Consumer Products)	Equity Interests			1,486	—	(727)	759

PresAir LLC	Senior Loan(5)			2,206	256	—	2,462
(Industrial Products)	Equity Interests			—	5	(5)	—

Progressive International
Corporation	Subordinated Debt	305		7,533	41	—	7,574
(Consumer Products)	Preferred Stock			1,024	22	—	1,046
	Common Stock			2,300	500	—	2,800
	Warrants			—	—	—	—

Regency Healthcare Group, LLC	Senior Loan	36		1,232	—	—	1,232
(Healthcare Services)	Unitranche Debt	560		19,908	5	—	19,913
	Equity Interests			1,616	24	—	1,640

SGT India Private Limited	Common Stock			3,346	149	(455)	3,040
(Business Services)

Soteria Imaging Services, LLC	Subordinated Debt	580		17,569	1,034	—	18,603
(Healthcare Services)	Equity Interests			2,541	7	(6)	2,542

Universal Environmental
Services, LLC	Unitranche Debt	371		10,211	—	(552)	9,659
(Business Services)	Equity Interests			—	15	(15)	—

Total companies 5% to 25% owned		$11,861		$449,813			$457,871

This schedule should be read in conjunction with the Company’s consolidated financial statements, including the consolidated statement of investments and Note 3 to the consolidated financial statements. Note 3 includes additional information regarding activities in the private finance portfolio.

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common stock and preferred stock is shown in the consolidated statement of investments as of March 31, 2007.

(2)	Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)	Loan or debt security is on non-accrual status at March 31, 2007, and is therefore considered non-income producing. Loans or debt securities on non-accrual status at the end of the period may or may not have been on non-accrual status for the full period.

(6)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

(7)	In the first quarter of 2007, the Company exercised its option to acquire a majority of the voting securities of Hot Stuff Foods, LLC at fair market value. Therefore, Hot Stuff Foods, LLC was reclassified to companies more than 25% owned.

PART C
OTHER INFORMATION
Item 25. Financial Statements and Exhibits
      1. Financial Statements.
      The following financial statements of Allied Capital Corporation are included in this registration statement in “Part A: Information Required in a Prospectus”:
      2. Exhibits

Exhibit
Number	Description

a.1	Restated Articles of Incorporation. (Incorporated by reference to Exhibit a.1 filed with Allied Capital’s Post-Effective Amendment No. 2 to registration statement on Form N-2 (File No. 333-67336) filed on March 22, 2002).
a.2*	Articles of Amendment to the Restated Articles of Incorporation.
b.	Amended and Restated Bylaws. (Incorporated by reference to Exhibit 3.1 filed with Allied Capital’s Form 8-K on January 24, 2006).

Exhibit
Number	Description

c.	Not applicable.
d.	Specimen Certificate of Allied Capital’s Common Stock, par value $0.0001 per share. (Incorporated by reference to Exhibit d. filed with Allied Capital’s registration statement on Form N-2 (File No. 333-51899) filed on May 6, 1998).
d.1	Form of Note under the Indenture relating to the issuance of debt securities. (Contained in Exhibit d.4). (Incorporated by reference to Exhibit d.1 filed with Allied Capital’s registration statement on Form N-2/A (File No. 333-133755) filed on June 21, 2006).
d.2	Indenture by and between Allied Capital Corporation and The Bank of New York, dated June 16, 2006.(Incorporated by reference to Exhibit d.2 filed with Allied Capital’s registration statement on Form N-2/A (File No. 333-133755) filed on June 21, 2006).
d.3	Statement of Eligibility of Trustee on Form T-1.(Incorporated by reference to Exhibit d.3 filed with Allied Capital’s registration statement on Form N-2 (File No. 333-133755) filed on May 3, 2006).
d.4	Form of First Supplemental Indenture by and between Allied Capital Corporation and The Bank of New York, dated as of July 25, 2006. (Incorporated by reference to Exhibit d.4 filed with Allied Capital’s Post-Effective Amendment No. 1 to the registration statement on Form N-2/A (File No. 333-133755) filed on July 25, 2006).
d.5	Form of 6.625% Notes due 2011. (Incorporated by reference to Exhibit d.5 filed with Allied Capital’s Post-Effective Amendment No. 1 to the registration statement on Form N-2/A (File No. 333-133755) filed on July 25, 2006).
d.6	Form of Second Supplemental Indenture by and between Allied Capital Corporation and The Bank of New York, dated as of December 8, 2006. (Incorporated by reference to Exhibit d.6 filed with Allied Capital’s Post-Effective Amendment No. 2 to the registration statement on Form N-2/A (File No. 333-133755) filed on December 8, 2006).
d.7	Form of 6.000% Notes due 2012. (Incorporated by reference to Exhibit d.7 filed with Allied Capital’s Post-Effective Amendment No. 2 to the registration statement on Form N-2/A (File No. 333-133755) filed on December 8, 2006).
d.8	Form of Third Supplemental Indenture by and between Allied Capital Corporation and The Bank of New York, dated as of March 28, 2007. (Incorporated by reference to Exhibit d.8 filed with Allied Capital’s Post-Effective Amendment No. 3 to the registration statement on Form N-2/A (File No. 333-133755) filed on March 28, 2007).
d.9	Form of 6.875% Notes due 2047. (Incorporated by reference to Exhibit d.9 filed with Allied Capital’s Post-Effective Amendment No. 3 to the registration statement on Form N-2/A (File No. 333-133755) filed on March 28, 2007).
d.9(a)	Form of 6.875% Notes due 2047. (Incorporated by reference to Exhibit d.9(a) filed with Allied Capital’s Past Effective Amendment No. 4 to the registration statement on Form N-2/A (File No. 333-133755) filed on April 2, 2007).

Exhibit
Number	Description

e.	Dividend Reinvestment Plan, as amended. (Incorporated by reference to Exhibit e. filed with Allied Capital’s registration statement on Form N-2 (File No. 333-87862) filed on May 8, 2002).
f.2	Credit Agreement, dated September 30, 2005. (Incorporated by reference to Exhibit 10.1 filed with Allied Capital’s Form 8-K on October 3, 2005).
f.2(a)	First Amendment to Credit Agreement, dated November 4, 2005. (Incorporated by reference to Exhibit 10.2(a) filed with Allied Capital’s Form 10-Q for the period ended September 30, 2005).
f.2(b)	Second Amendment to Credit Agreement, dated May 11, 2006. (Incorporated by reference to Exhibit 10.1 filed with Allied Capital’s Form 8-K filed on May 12, 2006).
f.2(c)	Third Amendment to Credit Agreement, dated May 19, 2006. (Incorporated by reference to Exhibit 10.1 filed with Allied Capital’s Form 8-K filed on May 23, 2006).
f.3	Note Agreement, dated October 13, 2005. (Incorporated by reference to Exhibit 10.1 filed with Allied Capital’s Form 8-K filed on October 14, 2005).
f.11	Note Agreement, dated May 1, 2006. (Incorporated by reference to Exhibit 10.1 filed with Allied Capital’s Form 8-K on May 1, 2006).
f.15	Control Investor Guaranty Agreement, dated as of March 17, 2006, between Allied Capital and Citibank, N.A. and Business Loan Express LLC, (Incorporated by reference to Exhibit 10.1 filed with Allied Capital’s Form 8-K filed on March 23, 2006).
f.19	Note Agreement, dated as of May 14, 2003. (Incorporated by reference to Exhibit 10.31 filed with Allied Capital’s Form 10-Q for the quarter ended March 31, 2003).
f.25	Note Agreement, dated as of March 25, 2004. (Incorporated by reference to Exhibit 10.38 filed with Allied Capital’s Form 10-Q for the period ended March 31,2004.)
f.26	Note Agreement, dated as of November 15, 2004. (Incorporated by reference to Exhibit 99.1 filed with Allied Capital’s current report on Form 8-K filed on November 18, 2004).
f.27	Real Estate Securities Purchase Agreement. (Incorporated by reference to Exhibit 2.1 filed with Allied Capital’s Form 8-K filed on May 4, 2005.)
f.28	Platform Assets Purchase Agreement. (Incorporated by reference to Exhibit 2.2 filed with Allied Capital’s Form 8-K filed on May 4, 2005.)
f.29	Transition Services Agreement. (Incorporated by reference to Exhibit 10.1 filed with Allied Capital’s Form 8-K filed on May 4, 2005.)
g.	Not applicable.
h.*	Form of Distribution Agreement.
i.2	The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan II. (Incorporated by reference to Exhibit 10.2 filed with Allied Capital’s Form 8-K filed on December 21, 2005).
i.2(a)	Amendment to The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan II, dated January 20, 2006. (Incorporated by reference to Exhibit 10.17(a) filed with Allied Capital’s Form 10-K for the year ended December 31, 2005).

Exhibit
Number	Description

i.3	The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan. (Incorporated by reference to Exhibit 10.1 filed with Allied Capital’s Form 8-K filed on December 21, 2005).
i.3(a)	Amendment to The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan, dated January 20, 2006. (Incorporated by reference to Exhibit 10.18(a) filed with Allied Capital’s Form 10-K for the year ended December 31, 2005).
i.4	Amended Stock Option Plan. (Incorporated by reference to Appendix B of Allied Capital’s definitive proxy statement for Allied Capital’s 2007 Annual Meeting of Stockholders filed on April 3, 2007).
i.5	Allied Capital Corporation 401(k) Plan, dated September 1, 1999. (Incorporated by reference to Exhibit 4.4 filed with Allied Capital’s registration statement on Form S-8 (File No. 333-88681) filed on October 8, 1999).
i.5(a)	Amendment to Allied Capital Corporation 401(k) Plan, dated April 15, 2004. (Incorporated by reference to Exhibit 10.20(b) filed with Allied Capital’s Form 10-Q for the period ended June 30, 2004).
i.5(b)	Amendment to Allied Capital Corporation 401(k) Plan, dated November 1, 2005. (Incorporated by reference to Exhibit 10.20(c) filed with Allied Capital’s Form 10-Q for the quarter ended September 30, 2005).
i.5(c)	Amendment to Allied Capital Corporation 401(k) plan, dated April 21, 2006. (Incorporated by reference to Exhibit i.4(c) filed with Allied Capital’s Form N-2 (File No. 333-133755) filed on May 3, 2006).
i.5(d)	Amendment to Allied Capital Corporation 401(k) plan, adopted December 18, 2006. (Incorporated by reference to Exhibit 10.20(e) filed with Allied Capital’s Form 10-K for the year ended December 31, 2006).
i.6	Employment Agreement, dated January 1, 2004, between Allied Capital and William L. Walton. (Incorporated by reference to Exhibit 10.21 filed with Allied Capital’s Form 10-K for the year ended December 31, 2003).
i.6(a)	Amendment to Employment Agreement, dated March 29, 2007, between Allied Capital and William L. Walton. (Incorporated by reference to Exhibit 10.1 filed with Allied Capital’s Form 8-K filed on April 3, 2007).
i.7	Employment Agreement, dated January 1, 2004, between Allied Capital and Joan M. Sweeney. (Incorporated by reference to Exhibit 10.22 filed with Allied Capital’s Form 10-K for the year ended December 31, 2003).
i.7(a)	Amendment to Employment Agreement, dated March 29, 2007, between Allied Capital and Joan M. Sweeney. (Incorporated by reference to Exhibit 10.2 filed with Allied Capital’s Form 8-K filed on April 3, 2007).
i.8	Employment Agreement, dated January 1, 2004, between Allied Capital and Penelope F. Roll. (Incorporated by reference to Exhibit 10.23 filed with Allied Capital’s Form 10-K for the year ended December 31, 2006).
i.8(a)	Amendment to Employment Agreement, dated March 29, 2007, between Allied Capital and Penelope F. Roll. (Incorporated by reference to Exhibit 10.3 filed with Allied Capital’s Form 8-K filed on April 3, 2007).

Exhibit
Number	Description

j.1	Form of Custody Agreement with Riggs Bank N.A., which was assumed by PNC Bank through merger. (Incorporated by reference to Exhibit j.1 filed with Allied Capital’s registration statement on Form N-2 (File No. 333-51899) filed on May 6, 1998).
j.2	Custodian Agreement with Chevy Chase Trust. (Incorporated by reference to Exhibit 10.26 filed with Allied Capital’s Form 10-K for the year ended December 31, 2005).
j.3	Custodian Agreement with Bank of America. (Incorporated by reference to Exhibit 10.27 filed with Allied Capital’s Form 10-K for the year ended December 31, 2005).
j.4	Custodian Agreement with Union Bank of California. (Incorporated by reference to Exhibit 10.29 filed with Allied Capital’s Form 10-Q for the quarter ended June 30, 2006).
j.5	Custodian Agreement with M&T Bank. (Incorporated by reference to Exhibit 10.30 filed with Allied Capital’s Form 10-Q for the quarter ended June 30, 2006).
k.2	Form of Indemnification Agreement between Allied Capital and its directors and certain officers. (Incorporated by reference to Exhibit 10.37 filed with Allied Capital’s Form 10-K for the year ended December 31, 2003).
l.*	Opinion of counsel and consent to its use.
m.	Not applicable.
n.1*	Consent of Sutherland Asbill & Brennan LLP. (Contained in exhibit 1).
n.2*	Consent of KPMG LLP, independent registered public accounting firm.
n.3*	Opinion of KPMG LLP, independent registered public accounting firm, regarding “Senior Securities” table contained herein.
n.4*	Letter regarding Unaudited Financial Information.
o.	Not applicable.
p.	Not applicable.
q.	Not applicable.
r.	Code of Ethics. (Incorporated by reference to Exhibit 10.28 filed with Allied Capital’s Form 10-K for the year ended December 31, 2006).
99.1*	Statement re: computation of earnings to fixed charges.

*     Filed herewith.

Item 26. Marketing Arrangements
      The information contained under the heading “Plan of Distribution” of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in any prospectus supplement, if any, accompanying this prospectus.
Item 27. Other Expenses of Issuance and Distribution*

SEC registration fee	$42,366
New York Stock Exchange Additional Listing Fee	35,000
Rating agency fees	1,940,000
Accounting fees and expenses	370,000
Legal fees and expenses	425,000
Printing and engraving	495,000
Miscellaneous fees and expenses	42,634

Total	$3,350,000

    *    Estimated for filing purposes and excludes fees previously paid.
     All of the expenses set forth above shall be borne by us.
Item 28. Persons Controlled by or Under Common Control
Direct Subsidiaries
      The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

Allied Capital REIT, Inc. (“Allied REIT”) (Maryland)	100%
A.C. Corporation (Delaware)	100%
Allied Capital Holdings, LLC (Delaware)	100%
Allied Capital Beteiligungsberatung GmbH (Germany) (inactive)	100%
Allied Investment Holdings, LLC (Delaware)	100%
Pennsylvania Avenue Investors, L.P.(1)	100%

    (1)    Allied Capital Investors, LLC (see below) owns 1% of Pennsylvania Avenue Investors, L.P.
     Each of our subsidiaries is consolidated for financial reporting purposes, except as noted below.
Indirect Subsidiaries
      We indirectly control the entities set forth below through A.C. Corporation, which is the sole member and manager of each entity. The following list sets forth each of A.C. Corporation’s subsidiaries, the state under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by A.C. Corporation of such subsidiary:

Allied Capital Investors, LLC (Delaware)	100%
AC Management Services LLC (Delaware)	100%
AC Finance LLC (Delaware)	100%
ACSM, LLC (Delaware)	100%
      We indirectly control Allied Capital Property LLC (Delaware) through Allied REIT, which owns all of the membership interests.

Other Entities Deemed to be Controlled by the Company
      We have also established certain limited purpose entities in order to facilitate certain portfolio transactions. In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus.
Item 29. Number of Holders of Securities
      The following table sets forth the approximate number of record holders of our common stock at May 16, 2007.

Number of
Title of Class	Record Holders

Common stock, $0.0001 par value	4,100
Publicly issued notes	80
      At May 16, 2007, we have privately issued long-term debt securities to approximately 40 institutional lenders, primarily insurance companies.
Item 30. Indemnification
      Section 2-418 of the Maryland General Corporation Law provides that a Maryland corporation may indemnify any director of the corporation and any person who, while a director of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or the director actually received an improper personal benefit in money, property or services; or, in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding, but if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. Such indemnification may not be made unless authorized for a specific proceeding after a determination has been made, in the manner prescribed by the law, that indemnification is permissible in the circumstances because the director has met the applicable standard of conduct. On the other hand, the director must be indemnified for expenses if he or she has been successful in the defense of the proceeding or as otherwise ordered by a court. The law also prescribes the circumstances under which the corporation may advance expenses to, or obtain insurance or similar cover for, directors.
      The law also provides for comparable indemnification for corporate officers and agents.
      The Restated Articles of Incorporation of Allied Capital provide that its directors and officers shall, and its agents in the discretion of the board of directors may be indemnified to the fullest extent permitted from time to time by the laws of Maryland (with such power to indemnify officers and directors limited to the scope provided for in Section 2-418 as currently in force), provided, however, that such indemnification is limited by the Investment Company Act of 1940 or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. Allied Capital’s bylaws, however, provide that Allied Capital may not indemnify any director or officer against liability to Allied Capital or its security holders to which he or she might otherwise be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of such disabling conduct.
      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Allied Capital pursuant to the provisions described above, or otherwise, Allied Capital has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Allied Capital of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, Allied Capital will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
      Allied Capital carries liability insurance for the benefit of its directors, officers and certain controlled portfolio companies on a claims-made basis of up to $50,000,000, subject to a $1,000,000 retention and the other terms thereof. Allied Capital also maintains an additional $20,000,000 of insurance coverage for the benefit of its directors and officers.
      We have entered into indemnification agreements with our directors and certain senior officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act of 1940. Each indemnification agreement provides that Allied Capital shall indemnify the director or senior officer who is a party to the agreement (an “Indemnitee”) if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of Allied Capital.
Item 31. Business and Other Connections of Investment Adviser
      Not applicable.
Item 32. Location of Accounts and Records
      We maintain at our principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.
Item 33. Management Services
      Not applicable.

Item 34. Undertakings
      We hereby undertake:

(1) to suspend the offering of shares until the prospectus is amended if: (1) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement; or (2) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(5) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(6) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];

(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, in the District of Columbia, on the 31st day of May, 2007.

ALLIED CAPITAL CORPORATION

By:	/s/ William L. Walton

William L. Walton,
Chairman of the Board, Chief

Executive Officer and President
      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 31, 2007.

Signature	Title

/s/ William L. Walton William L. Walton	Chairman of the Board, Chief Executive Officer, and President

* Ann Torre Bates	Director

* Brooks H. Browne	Director

* John D. Firestone	Director

* Anthony T. Garcia	Director

* Edwin L. Harper	Director

* Lawrence I. Hebert	Director

* John I. Leahy	Director

* Robert E. Long	Director

* Alex J. Pollock	Director

* Marc F. Racicot	Director

Signature	Title

* Guy T. Steuart II	Director

/s/ Joan M. Sweeney Joan M. Sweeney	Director

* Laura W. van Roijen	Director

/s/ Penni F. Roll Penni F. Roll	Chief Financial Officer (Principal Financial and Accounting Officer)

*	Signed by William L. Walton on behalf of those identified pursuant to his designation as attorney-in-fact signed by each on April 3, 2007.

INDEX TO EXHIBITS

Exhibit
Number	Description

a.2	Articles of Amendment to the Restated Articles of Incorporation.
h.	Form of Distribution Agreement.
l.	Opinion of counsel and consent to its use.
n.1	Consent of Sutherland Asbill Brennan LLP. (contained in exhibit 1).
n.2	Consent of KPMG LLP, independent registered public accounting firm.
n.3	Opinion of KPMG LLP, independent registered public accounting firm, regarding “Senior Securities” table contained herein.
n.4	Letter regarding Unaudited Financial Information.
99.1	Statement re: computation of earnings to fixed charges.